-------------------------------------------------------------------------------

                                   UAM FUNDS
                      ACADIAN EMERGING MARKETS PORTFOLIO

-------------------------------------------------------------------------------
OFFICERS AND DIRECTORS

Norton H. Reamer                                Peter M. Whitman, Jr.
Director, President                             Director
and Chairman
                                                William H. Park
John T. Bennett, Jr.                            Vice President
Director
                                                Michael E. DeFao
Nancy J. Dunn                                   Secretary
Director
                                                Karl O. Hartmann
Philip D. English                               Assistant Secretary
Director
                                                Gary L. French
William A. Humenuk                              Treasurer
Director
                                                Robert R. Flaherty
Charles H. Salisbury, Jr.                       Assistant Treasurer
Director and Executive
Vice President                                  Gordon M. Shone
                                                Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Acadian Asset Management, Inc.
 Two International Place
 Boston, MA 02110

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------


                       [LOGO OF UAM FUNDS APPEARS HERE]

                                   ACADIAN
                                   EMERGING
                                    MARKETS
                                   PORTFOLIO

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1997

November 18, 1997

Dear Shareholder,

We are pleased to present the annual report for The Acadian Emerging Markets Portfolio. This commentary covers the twelve months from November 1, 1996 to October 31, 1997, focusing on the Portfolio's performance and some of the economic and market conditions that impacted returns.

ACADIAN EMERGING MARKETS PORTFOLIO

PORTFOLIO PERFORMANCE REVIEW

For the twelve months ended October 31, 1997, the Acadian Emerging Markets Portfolio returned -5.71%, versus -10.20% for the IFC Investable Index, a widely-followed emerging markets benchmark.

ECONOMIC AND MARKET CONDITIONS

The world's emerging equity markets, as represented by the IFC Investable Index, had volatile returns during the twelve months ended October 31, 1997. The index was up a strong 9.6% for the first six months of the period, only to drop -18.4% in the second half, with the result that for the 12 months as a whole the emerging markets were down just over -10%. Negative emerging market returns were highly concentrated in Asia, as Thailand's devaluation of the baht caused widespread currency speculation and fears of slowing growth and financial sector problems shook markets from Malaysia to Korea. Latin American markets also fell as worries spread to this region in October. Emerging Europe remained relatively calm, with such markets as Greece and Turkey up strongly.

INVESTMENT STRATEGY USED DURING THE YEAR

Acadian continues to pursue its highly structured and disciplined approach to the emerging markets. Our emerging markets process emphasizes country selection but also examines a variety of factors at the stock level. This bottom-up/top-down process resulted in the Portfolio being invested in 18 markets. Key overweightings were Greece, China, Brazil, Korea, and Thailand, while key underweightings were South Africa, Taiwan, Mexico, and Malaysia. The Portfolio had very attractive valuation characteristics, with a price/book value, price/sales ratio, and price/earnings ratio all significantly lower than the benchmark index.

COMMENTARY ON THE PORTFOLIO'S INVESTMENT PERFORMANCE

As noted above, the Acadian Emerging Markets Portfolio returned -5.71% for the twelve months ended October 31, 1997, versus a return of -10.20% for the IFC Investable Index. The outperformance of 4.49% was mainly the result of country allocations. Stock selection was negative in the first half of the year, but made up some ground in the second half, to detract a net 80 basis points of return relative to the benchmark. Country selection outperformed by 550 basis points, resulting in a net outperformance of 470 basis points.

The Portfolio's performance during the year was enhanced by investments in:

 . GREECE: An overweighting which helped the Portfolio was Greece, which returned over 30% compared to the IFC's -10.20% overall return. The Greek market was made buoyant by continued good economic news and the success of the country's bid to host the Olympic Games. Acadian's country overweighting combined with value-based stock selection added 170 basis points of benchmark-relative return.

 . TURKEY: The Portfolio was overweighted in Turkey, which added 170 basis points as this market outperformed the index by a wide margin. The market posted new highs after investors received encouraging news on inflation and bond yields. Acadian's stock selection underperformed, but there was still value added of 50 basis points.

 . MALAYSIA: Turmoil in Asia caused the Malaysian stock market to drop over 60%. Acadian's underweighting added 330 basis points.

 . SOUTH AFRICA: The Portfolio's stock selection in South Africa added 80 basis points. The Portfolio's holdings were centered mostly around gold mines and service oriented stocks, avoiding finance and consumer goods stocks that are more vulnerable to currency and interest rate fluctuations.

 . BRAZIL: The Portfolio's overweighting in Brazil had a strong positive impact in the first half as this market rose steadily. In the second half the overweighting added less to returns but was still positive. Stock selection, in contrast, was negative in the first half of the year but added strongly to returns in the second half. Total value added for the Portfolio was 160 basis points.

The main investments detracting from Portfolio return were the following:

 . CHILE: The Portfolio had no holdings in Chile, which detracted 100 basis points of benchmark--relative return as this market outperformed the IFC Index.

 . KOREA: The Portfolio was overweighted in Korea, which detracted 210 basis points as the Asian market turmoil caused Korea to fall over 50%. The Portfolio's Korean stocks did slightly better than the market as a whole, but the total value lost to the Portfolio was still 190 basis points.

 . THAILAND: The overweighting in Thailand detracted 400 basis points as this market shared in the Asian "flu." The Portfolio's continued concentration in the services sector and avoidance of troubled finance companies led to outperformance at the stock level, and stock selection added back 130 basis points for a net underperformance of 270 basis points.

CURRENT OUTLOOK

Since the recent declines in many markets, valuations have become significantly more attractive. Even some markets we viewed earlier this year as overvalued are now quite attractively cheap on many measures. Given the recent volatility, however, the natural question to ask is whether these cheap markets may become still cheaper before they are done. While predicting exactly when these markets will turn is extremely difficult to do, we remain focused on a couple of key points:

1. EMERGING MARKETS' STRONG LONG-TERM FUNDAMENTALS ARE STILL IN PLACE. Despite the revised economic forecasts that are coming out currently, and despite our view that economic growth will likely slow over the next two years in many emerging markets, it is important to remember that over the longer term, all of the arguments for this asset class remain:

 . Still-high savings and reinvestment rates.

 . Favorable demographics, with a large cohort of young people moving into the workforce and into their prime productive years.

 . Export-oriented economies with very attractive labor costs.

 . Higher relative economic growth rates over the longer term.

 . Generally stable, democracy-oriented governments.

As to the impact of the changed economic fundamentals on corporate profitability, near-term profits will clearly be reduced significantly from the levels that were expected before the current economic uncertainties. However, markets are discounting mechanisms, and the still generally optimistic expectations for the emerging world will most likely lead to investors buying into these markets in advance of profit recovery.

2. SYNCHRONIZED MARKET DECLINES ARE ALMOST ALWAYS SHORT-TERM IN
NATURE. Looking at the situation in Mexico in late 1994 can provide some valuable insight into the likely pattern of events following an emerging market meltdown. Acadian's research has shown that while markets do tend to react in concert following some extraordinary event, these periods of correlation tend to be short-lived. Over the longer term, markets are driven much more by domestic issues and evidence relatively low levels of correlation.

Acadian remains firmly optimistic about the prospects for emerging markets. Current valuations signal a clear buying opportunity. While we cannot rule out the possibility of further market turmoil over the next few months, we believe that emerging market stocks will recover over a reasonable time frame.

If we can provide any further information, please contact me at (617) 946-
3500.

Sincerely,

/s/ Churchill G. Franklin

Churchill G. Franklin
Senior Vice President
Acadian Asset Management, Inc.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For a complete discussion of the risks associated with international investing, please refer to the Portfolio's prospectus. For a complete discussion of the risks associated with international investing, please refer to the Portfolio's prospectus.

Performance Comparison
--------------------------------------------------------------------------------
       COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN THE
                      ACADIAN EMERGING MARKETS PORTFOLIO
                         AND THE IFC INVESTABLE INDEX

                          [LINE GRAPH APPEARS HERE]

    AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED OCTOBER 31, 1997**
-----------------------------------


  1 YEAR          SINCE 6/17/93**
-----------------------------------
  (5.71)%               3.37%
-----------------------------------


                      ACADIAN EMERGING           IFC INVESTABLE
                     MARKETS PORTFOLIO+               INDEX+
                     ------------------          --------------
6/17/93*                 100,000                     100,000
10/31/93                 113,400                     125,490
10/31/94                 140,880                     159,060
10/31/95                 112,759                     120,917
10/31/96                 122,592                     133,492
10/31/97                 115,592                     119,876

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations
** Total return of the Portfolio reflects fees waived by the Adviser. Without such waiver of fees, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities (net of withholding taxes) in the index.

                      Definition of the Comparative Index
                      -----------------------------------

The IFC Investable Index is an unmanaged emerging markets index maintained by the International Finance Corporation. The index consists of 890 companies in 25 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities, by focusing on companies and markets that are legally and practically accessible to foreign investors.

Please note that one cannot invest in an unmanaged index.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                          SHARES      VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (84.7%)
-------------------------------------------------------------------------------
ARGENTINA (4.3%)
 Astra Cia Argentina de Petro..........................     178,280 $   278,289
 Banco de Galicia y Buenos Aires S.A., Class B.........      70,069     434,697
 *Bansud S.A., Class B.................................       4,201      37,412
 Capex S.A., Class A...................................       8,500      45,078
 Central Puerto S.A., Class B..........................      78,000     171,707
 Cia Naviera Perez Companc, Class B....................      44,900     281,248
 Citicorp Equity Investments S.A., Class B.............      30,567     122,344
 Garovaglio y Zorraquin S.A. ..........................      26,100      74,431
 Juan Minetti S.A. ....................................      30,266      99,940
 Molinos Rio de la Plata S.A., Class B.................      56,583     139,847
 Siderar S.A., Class A.................................       9,316      48,100
 Siderca S.A., Class A.................................     249,838     599,983
 Telecom Argentina S.A., Class B.......................      23,100     115,572
 Transportadora de Gas del Sur S.A., Class B...........     138,200     262,743
 YPF S.A., Class D.....................................      22,100     705,427
                                                                    -----------
                                                                      3,416,818
-------------------------------------------------------------------------------
BRAZIL (5.0%)
 Albarus S.A. .........................................     212,000     144,231
 Alparagatas S.A. .....................................     980,000      48,893
 Brahma................................................     305,172     205,404
 Brasilit S.A. ........................................     229,250     513,650
 Cia Acos Especiais-Acesita............................  14,335,000      19,505
 Cia Antarctica Paulista-Industria.....................       1,400     121,916
 Cia Siderurgica Nacional..............................  13,300,000     482,583
 Cia Vidraria Santa Marina.............................      37,000      71,825
 Cigarros Souza Cruz...................................      11,000      89,505
 Eletrobras............................................   2,000,000     807,329
 Gerdau Metalurgica S.A. ..............................     497,729      19,640
 Light Participacoes S.A. .............................   1,015,000     259,643
 Light Servicos Electricas.............................   1,000,000     332,003
 Mineracao da Trindade-Samitri.........................   4,735,500     128,869
 Santista Alimentos S.A. ..............................     137,000     279,617
 *Serrana S.A. ........................................     131,000     152,105
 *Sociedade de Participacoes Cimente...................     131,000     236,475
 Telebras..............................................   1,511,794     134,380
                                                                    -----------
                                                                      4,047,573
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          SHARES      VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
CHINA (4.5%)
 Guangdong Electric Power Development Co., Ltd., Class
  B....................................................     242,400 $   136,723
 Jilin Chemical Industrial Co., Ltd., Class H..........   1,500,000     269,728
 Maanshan Iron & Steel Co., Class H....................   2,540,000     404,166
 Qingling Motors Co., Class H..........................   1,074,000     701,643
 Shanghai Dajiang Group Co., Ltd., Class B.............     198,979      43,377
 *Shanghai Dazhong Taxi Co., Class B...................     346,910     274,059
 Shanghai Jinqiao Export Processing Zone Development
  Co., Ltd., Class B...................................     365,300     184,842
 Shanghai Petrochemical Co., Ltd., Class H.............   2,324,000     623,842
 *Shanghai Shangling Electric Appliances Co., Ltd.,
  Class B..............................................     284,000      53,392
 Shanghai Tyre & Rubber Co., Ltd., Class B.............     500,000     144,000
 Shanghai Waigaoqiao Free Trade Zone Development Co.,
  Ltd., Class B .......................................     353,360     165,372
 Shanghai Yaohua Pilkington Glass Co., Ltd., Class B...     313,000      90,770
 *Shenzhen China Bicycle Co., Ltd., Class B............     624,000     154,184
 *Tsingtao Brewing Co., Ltd., Class H..................     992,000     336,869
                                                                    -----------
                                                                      3,582,967
-------------------------------------------------------------------------------
CZECH REPUBLIC (0.9%)
 *CEZ A.S..............................................       4,100     130,617
 Ceska Sporitelna A.S. ................................       4,700      35,936
 Komercni Banka A.S. ..................................       2,200      96,787
 *SPT Telecom A.S. ....................................       2,000     230,589
 *Skoda Plzen A.S. ....................................       4,100     106,981
 *Unipetrol A.S. ......................................      37,400     124,459
                                                                    -----------
                                                                        725,369
-------------------------------------------------------------------------------
GREECE (2.8%)
 Alpha Credit Bank.....................................       8,994     593,520
 Commercial Bank of Greece S.A. .......................      16,440     696,028
 Hellenic Bottling Co. S.A. ...........................      15,000     618,835
 Heracles General Cement Co. S.A. .....................       4,700      91,349
 *Ionian Bank..........................................       3,399      67,309
 *National Bank of Greece..............................         440      45,986
 Titan Cement Co. .....................................       3,200     156,192
                                                                    -----------
                                                                      2,269,219
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          SHARES      VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
HUNGARY (1.2%)
 *Danubius Hotels Rt...................................       5,300 $   165,940
 EGIS Rt...............................................       5,900     277,012
 Gedeon Richter Ltd. GDS...............................       2,700     251,100
 Pick Szeged Rt GDR....................................       2,100     172,817
 Primagaz Rt...........................................       2,475     101,711
                                                                    -----------
                                                                        968,580
-------------------------------------------------------------------------------
INDONESIA (2.4%)
 Argha Karya Prima Industry (Foreign)..................      27,500      13,214
 Astra International (Foreign).........................      86,400      64,379
 Bank Dagang Nasional (Foreign)........................     364,000      50,696
 Dharmaal Intiland (Foreign)...........................      41,500      28,322
 Gajah Tunggal (Foreign)...............................     348,000      58,162
 Hanjaya Mandala Sampoerna (Foreign)...................      52,500      91,765
 Indah Kiat Pulp & Paper Co. (Foreign).................     356,776     136,648
 Indosat (Foreign).....................................     107,500     243,297
 Mulialand (Foreign)...................................      77,000      57,911
 Pabrik Kertas Tjiwi Kimia (Foreign)...................     218,517      80,651
 Polysindo Eka Perkasa (Foreign).......................     108,000      42,117
 Putra Surya Perkasa (Foreign).........................     515,500     276,417
 SMART Corp. (Foreign).................................       9,600       2,540
 Telekomunikasi Indonesia..............................     811,500     757,249
 Tempo Scan Pacific (Foreign)..........................      54,000      38,733
                                                                    -----------
                                                                      1,942,101
-------------------------------------------------------------------------------
ISRAEL (1.6%)
 Bank Hapoalim Ltd. ...................................     177,600     419,263
 Bank Leumi Le-Israel..................................     252,000     385,689
 Delek Israel Fuel Corp., Ltd. ........................       4,500     136,221
 Koor Industries Ltd. .................................       3,500     360,555
                                                                    -----------
                                                                      1,301,728
-------------------------------------------------------------------------------
KOREA (5.9%)
 Central Investment & Finance..........................       3,612      20,318
 Cheil Industrial, Inc. ...............................      14,500      98,177
 Commercial Bank of Korea..............................     108,000     420,750

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          SHARES      VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
KOREA--(CONTINUED)
 Daewoo Corp. .........................................      27,100 $   177,844
 Dongbu Steel Co. .....................................       3,960      40,012
 Hanjin Shipping Co., Ltd. ............................       4,000      33,750
 *Hanjin Transportation Co. ...........................       2,123      24,105
 Hyundai Electronics Industries Co. ...................       4,000      83,333
 *Hyundai Engineering & Construction Co. ..............       5,100      75,969
 Keum Kang Development Industries Co. .................      17,932     179,694
 *Kia Motors Corp. ....................................      11,000      85,135
 Korea Electric Power Corp. ADR........................      36,000     513,750
 Korea Exchange Bank...................................      83,000     383,875
 Korea Express (The) Co. ..............................       8,365      89,749
 Korea Kumho Petrochemical Co. ........................      16,000      91,667
 Korea Long Term Credit Bank...........................      14,975     121,048
 LG Electronics........................................      32,700     442,812
 LG International Corp. ...............................      22,000     119,396
 LG Metal..............................................      11,000      98,542
 LG Semiconductor Co. .................................       9,680     160,325
 Mando Machinery Corp. ................................       2,100      64,531
 Samsung Corp. ........................................      16,000     130,000
 Samsung Display Devices Co. ..........................       4,000     122,917
 Samsung Electro-Mechanics Co. ........................       9,000     145,312
 Samsung Electronics...................................       4,212     166,286
 Shinhan Investment & Finance..........................      16,114     293,745
 Shinsegae Department Store Co. .......................       4,000      69,167
 Ssangyong Cement Co., Ltd. ...........................      12,000      84,375
 Ssangyong Oil Refining Co., Ltd. .....................      13,780     188,040
 Tai Han Electric Wire Co. ............................       6,700      59,323
 Tongyang Investment & Finance.........................         112         892
 Yuhan Corp. ..........................................       1,349      45,248
 Yukong Ltd. ..........................................       9,405     127,359
                                                                    -----------
                                                                      4,757,446
-------------------------------------------------------------------------------
MALAYSIA (11.9%)
 AMMB Holdings Bhd. ...................................     180,000     294,683
 Angkasa Marketing Bhd. ...............................     103,000      64,356

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES      VALUE+

--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
MALAYSIA--(CONTINUED)
 Austral Enterprises Bhd. ..............................     181,000 $   243,581
 Bandar Raya Developments Bhd. .........................     563,000     248,606
 Berjaya Capital Bhd. ..................................     211,000     114,722
 Berjaya Group Bhd. ....................................     394,000     171,613
 Boustead Holdings Bhd. ................................     132,000     150,676
 Cement Industries of Malaysia Bhd. ....................      60,000      72,815
 Commerce Asset Holding Bhd. ...........................     120,000      93,722
 *Datuk Keramat Holdings Bhd. ..........................     171,000     113,007
 Edaran Otomobil Nasional Bhd. .........................      55,000     173,476
 Genting Bhd. ..........................................     248,000     700,270
 Golden Hope Plantations Bhd. ..........................     303,000     396,840
 Guinness Anchor Bhd. ..................................      87,000     102,968
 Guthrie Ropel Bhd. ....................................      79,000      79,261
 Hicom Holdings Bhd. ...................................      88,000      74,809
 Highlands & Lowlands Bhd. .............................     160,000     181,676
 Ho Hup Construction Co. Bhd. ..........................      44,000      48,904
 Hong Leong Credit Bhd. ................................      46,000      64,392
 Hong Leong Properties Bhd. ............................     172,000      66,134
 IOI Properties Bhd. ...................................      67,000      53,133
 Jaya Tiasa Holdings Bhd. ..............................      59,000     124,061
 Kuala Lumpur Kepong Bhd. ..............................     139,000     334,034
 Kulim (Malaysia) Bhd. .................................     176,000     198,786
 LARUT Consolidated Bhd. ...............................      96,000      34,028
 Lion Land Bhd. ........................................     141,000      46,591
 MBF Capital Bhd. ......................................     143,000      84,193
 Malaysian Airline System Bhd. .........................     285,000     376,690
 Malaysian Industrial Development Finance Bhd. .........     142,000      80,192
 Malaysian International Shipping Bhd. (Foreign)........     149,000     250,646
 Malaysian Oxygen Bhd. .................................      17,000      53,620
 Multi-Purpose Holdings Bhd. ...........................     740,000     389,006
 Negara Properties (Malaysia) Bhd. .....................      36,000     110,303
 *PPB Oil Palms Bhd. ...................................     129,000     127,876
 Pan Pacific Asia Bhd. .................................      35,000      38,690
 Pelangi Bhd. ..........................................     197,000      95,275
 Perlis Plantations Bhd. ...............................      61,750     113,150

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          SHARES      VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
MALAYSIA--(CONTINUED)
 Pernas International Holdings Bhd. ...................     240,000 $   113,908
 Perusahaan Otomobil Nasional Bhd. ....................      66,000     158,606
 Petronas Dagangan Bhd. ...............................     101,000     141,382
 Petronas Gas Bhd. ....................................     147,000     397,417
 Pilecon Engineering Bhd. .............................      53,000      21,811
 RHB Capital Bhd. .....................................     326,000     274,196
 Rothmans of Pall Mall Bhd. ...........................      39,000     313,382
 *Rashid Hussain Bhd. .................................     169,000     291,904
 Shangri-La Hotels Malaysia Bhd. ......................      89,000      35,023
 Sime Darby Bhd. ......................................     558,000     804,566
 Southern Bank Bhd. (Foreign) .........................      50,250      33,963
 Southern Steel Bhd. ..................................      58,000      79,796
 *Tongkah Holdings Bhd. ...............................     129,000      75,176
 Telekom Malaysia Bhd. ................................     122,000     317,002
 Tenaga Nasional Bhd. .................................      80,000     173,025
 *Westmont Industries Bhd. ............................     481,000     164,716
 *YTL Power International Bhd. ........................     195,000     156,398
                                                                    -----------
                                                                      9,519,056
-------------------------------------------------------------------------------
MEXICO (10.9%)
 Apasco S.A. de C.V., Class A..........................      51,000     311,497
 *Banacci, Class B.....................................      34,000      67,511
 Carso Global Telecom, Class A.........................      80,000     266,347
 *Cemex S.A., Class B..................................      13,837      60,899
 *Cemex S.A. CPO.......................................     191,000     758,281
 Cifra S.A. de C.V., Class A...........................      33,322      61,057
 Cifra S.A. de C.V., Class B...........................      22,688      45,267
 Cifra S.A. de C.V., Class C...........................     220,000     382,036
 Coca-Cola Femsa S.A., Class L.........................      64,000     279,761
 Controladora Comercial Mexicana S.A. de C.V...........     358,000     358,429
 Empresas ICA Sociedad Controladora....................     208,800     467,612
 Grupo Carso S.A. de C.V., Series A1...................      80,000     510,659
 Grupo Casa Autrey S.A. de C.V. .......................     110,000     197,605
 Grupo Celanese S.A., Class B1.........................     200,000     431,138
 Grupo Financiero Inbursa S.A. de C.V., Class B........      87,791     310,160

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                             SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
MEXICO--(CONTINUED)
 Grupo Industrial Bimbo S.A. de C.V., Class A..............    22,000 $  166,252
 Grupo Industrial Maseca, Class B..........................   239,000    231,844
 Grupo Mexico S.A., Class B................................    48,000    186,826
 *Grupo Televisa S.A. CPO..................................    30,600    480,072
 Industrias Penoles S.A. ..................................    78,000    310,599
 Kimberly-Clark de Mexico S.A. de C.V., Class A............   200,000    880,240
 Telefonos de Mexico S.A. de C.V., Class L.................   885,300  1,929,636
 Transportacion Maritima Mexicana S.A. de C.V., Class L....     8,000     61,317
                                                                      ----------
                                                                       8,755,045
--------------------------------------------------------------------------------
PHILIPPINES (2.6%)
 Ayala Corp., Class B......................................   136,000     50,371
 First Philippine Holdings Corp., Class B..................    42,450     35,677
 JG Summit Holding, Inc. ..................................   863,700     92,276
 Manila Electric Co. ......................................   166,944    513,674
 Metro Pacific Corp. ...................................... 1,798,000    120,891
 Metropolitan Bank & Trust Co. ............................    97,320    679,299
 Philippine Long Distance Telephone Co. ...................    19,200    478,633
 *Primetown Property Group, Inc. ..........................   445,900     82,574
 SM Prime Holdings, Inc. ..................................   149,800     26,460
                                                                      ----------
                                                                       2,079,855
--------------------------------------------------------------------------------
PORTUGAL (4.1%)
 Banco Comercial Portugues S.A. ...........................    17,767    361,808
 Banco Espirito Santo e Comercial de Lisboa................    18,840    546,553
 Banco Portugues de Investimento (Registered)..............    12,352    277,885
 Banco Totta & Acores, Class B (Registered)................     4,690     90,705
 Cimpor Cimentos de Portugal S.A. .........................     1,900     48,094
 Corticeira Amorim S.A. ...................................    16,000    191,126
 Credito Predial Portugues, S.A. ..........................    11,550    118,194
 Estabelecimentos Jeronimo Martins & Filho SGPS S.A. ......     7,598    497,025
 *Inparsa-Industria e Participacoes SGPS S.A. .............     6,000    118,089
 Modelo Continente SGPS S.A. ..............................     3,200    150,153
 Portugal Telecom S.A. (Registered)........................    11,842    486,007
 Sonae Industria e Investimento............................    12,000    448,464
                                                                      ----------
                                                                       3,334,103
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES      VALUE+

--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
SOUTH AFRICA (12.6%)
 ABSA Group Ltd. .......................................      86,800 $   513,876
 Allied Electronics Corp., Ltd. ........................      40,600      71,687
 Anglo-American Gold Investment Co., Ltd. ..............       1,200      53,345
 Anglo-American Industrial Corp., Ltd. .................      14,000     418,779
 Anglovaal Industries Ltd. .............................      89,267     207,684
 Barlow Ltd. ...........................................      43,900     442,283
 Driefontein Consolidated Ltd. .........................      27,400     195,511
 *Eastvaal Gold Holdings Ltd. ..........................     136,100     128,636
 Edgars Stores Ltd. ....................................       2,900      65,783
 Ellerine Holdings Ltd. ................................      17,510     132,762
 First National Bank Holdings Ltd. .....................      12,300      92,876
 Free State Consolidated Gold Mines Ltd. ...............      10,800      55,077
 *Harmony Gold Mining Co., Ltd. ........................       8,500      29,310
 Johannesburg Consolidated .............................      34,000     381,388
 Kersaf Investments Ltd. ...............................      20,100     125,051
 Kloof Gold Mining Co., Ltd. ...........................      29,500     125,623
 Liberty Life Association of Africa Ltd. ...............      42,800   1,066,888
 LibLife Strategic Investments Ltd. ....................     121,850     379,674
 Malbak Ltd. ...........................................      39,500      46,113
 Murray & Roberts Holdings Ltd. ........................      75,500     141,151
 Nampak Ltd. ...........................................      67,000     208,766
 Nedcor Ltd. ...........................................      49,000   1,028,043
 Pick'n Pay Stores Ltd. ................................      27,300      41,115
 Pick'n Pay Stores Ltd., Class N........................      54,600      74,857
 Polfin Ltd. ...........................................     103,600     193,685
 Premier Group (The) Ltd. ..............................     101,090     111,296
 Rembrandt Group Ltd. ..................................      61,300     502,981
 Safmarine & Rennies Holdings Ltd. .....................      39,900      87,027
 Sappi Ltd. ............................................      36,100     228,718
 Sasol Ltd. ............................................      83,300   1,003,614
 South African Breweries Ltd. ..........................      13,400     356,294
 South African Iron & Steel Industrial Corp., Ltd. .....     218,600     113,523
 Standard Bank Investment Corp., Ltd. ..................      13,400     567,844
 Sun International (South Africa) Ltd. .................     251,200     140,889
 Tongaat-Hulett Group Ltd. .............................      26,200     356,481

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          SHARES      VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
SOUTH AFRICA--(CONTINUED)
 Toyota South Africa Ltd. .............................      16,700 $   104,071
 Vaal Reefs Exploration & Mining Co., Ltd. ............       1,100      47,437
 Wooltru Ltd., Class N.................................      58,800     195,430
 *Woolworths Holdings Ltd. ............................      50,568      87,711
                                                                    -----------
                                                                     10,123,279
-------------------------------------------------------------------------------
SRI LANKA (0.8%)
 Blue Diamond Jewelry World............................      96,642      13,344
 Development Finance Corp. of Ceylon...................      48,400     204,941
 Hayleys Ltd. .........................................      36,000     132,552
 John Keells Holdings Ltd. ............................      35,525     181,341
 Sampath Bank Ltd. ....................................     105,000     110,711
                                                                    -----------
                                                                        642,889
-------------------------------------------------------------------------------
THAILAND (5.6%)
 *Advance Agro Public Co., Ltd. .......................      81,000      79,024
 *Advance Agro Public Co., Ltd. (Foreign)..............      80,300      78,342
 Advanced Info Service Public Co., Ltd. (Foreign)......     155,600     819,746
 Asia Credit Co., Ltd. (Foreign).......................      32,000      42,927
 Bangchak Petroleum Public Co., Ltd. (Foreign).........      80,800      17,342
 *Bangkok Expressway Public Co., Ltd. (Foreign)........     284,500     208,171
 BEC World Public Co., Ltd. (Foreign)..................      73,000     373,903
 Ch. Harnchang Public Co., Ltd. (Foreign)..............      48,900      64,405
 Dhana Siam Finance and Securities Public Co., Ltd.
  (Foreign)............................................     200,000      87,805
 Electricity Generating Public Co., Ltd. (Foreign).....      58,400      95,434
 First Bangkok City Bank Ltd. (Foreign)................     272,600     103,056
 Hemaraj Land and Development Public Co., Ltd. (For-
  eign)................................................     103,500     138,841
 I.C.C. International Public Co., Ltd. (Foreign).......      34,000      66,342
 Italian-Thai Development Corp. (Foreign)..............      16,300      19,480
 Krungthai Thanakit plc (Foreign)......................      66,200      34,311
 Land and House Co., Ltd. (Foreign)....................      87,176      74,419
 National Finance & Securities Co., Ltd. (Foreign).....     286,900     124,207
 Nava Finance and Securities Public Co., Ltd. (For-
  eign)................................................     167,300      61,207
 PTT Exploration & Production (Foreign)................      19,800     198,000
 Precious Shipping plc (Foreign).......................      26,700      20,676
 Samart Corp. plc (Foreign)............................      29,600      37,541

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          SHARES      VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
THAILAND--(CONTINUED)
 Shinawatra Satellite Public Co., Ltd. (Foreign).......      94,600 $    29,995
 Siam City Cement Co., Ltd. (Foreign)..................      11,700      97,595
 Siam Commercial Bank Co., Ltd. (Foreign)..............      86,700     165,999
 Siam Makro Public Co., Ltd. (Foreign).................      73,100      90,929
 Siam Pulp & Paper Public Co., Ltd. (Foreign)..........     271,200     277,815
 *TelecomAsia Corp. Public Co., Ltd. (Foreign).........     507,800     219,840
 Thai Airways International Ltd. ......................     354,000     397,171
 Thai Petrochemical Industry Public Co., Ltd. (For-
  eign)................................................     708,940     146,975
 Thai Plastic & Chemical Public Co., Ltd. (Foreign)....      68,200     133,905
 *Thai Telephone & Communication Public Co., Ltd. (For-
  eign)................................................     126,450      25,290
 United Communication Industry (Foreign)...............      87,200     142,498
                                                                    -----------
                                                                      4,473,191
-------------------------------------------------------------------------------
TURKEY (5.3%)
 Akbank TAS............................................   7,931,000     540,495
 Aksa Akrilik Kimya Sanayii AS.........................     793,352      68,124
 Cimentas AS...........................................     481,068      60,979
 Eregli Demir Ve Celik Fabrikalari TAS.................   3,152,000     515,538
 Finans Bank AS........................................   3,093,254      64,928
 *Ihlas Holding AS.....................................   2,912,450     408,874
 *Netas Telekomunik....................................     646,000     193,708
 Tat Konserve Sanayii AS...............................   1,504,997      82,873
 Tofas Turk Otomobil Fabrikasi AS......................  13,105,500     910,997
 *Turk Hava Yollari A.O. ..............................     719,069     150,933
 Turkiye Garanti Bankasi AS............................  10,553,000     546,579
 Yapi ve Kredi Bankasi AS..............................  22,323,000     681,544
                                                                    -----------
                                                                      4,225,572
-------------------------------------------------------------------------------
VENEZUELA (2.3%)
 CANTV.................................................      21,000     122,309
 Corporacion Venezolana de Cementos, S.A.C.A. .........      26,020      52,222
 Electricidad de Caracas...............................     771,867   1,014,677
 Manufacturas Textiles.................................      53,130       1,333
 Siderurgica Venezolana Sivensa........................       1,528       8,617

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          SHARES      VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
VENEZUELA--(CONTINUED)
 Siderurgica Venezolana Sivensa, Class A...............     909,000 $   496,223
 Venezolana de Cementos................................      55,881     113,162
                                                                    -----------
                                                                      1,808,543
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $79,885,390).................              67,973,334
-------------------------------------------------------------------------------
PREFERRED STOCKS (13.9%)
-------------------------------------------------------------------------------
BRAZIL (13.9%)
 Banco Bradesco........................................  74,097,003     551,157
 Banco Do Brasil S.A. .................................  46,000,000     388,062
 Banco Itau S.A. ......................................   1,118,000     451,297
 Bombril S.A. ......................................... 102,520,000     863,943
 Brahma................................................     830,909     520,072
 Brasmotor S.A. .......................................   1,100,000     154,663
 Ceval Alimentos S.A. .................................  20,000,000     159,470
 Cia Acos Especiais Itabira............................  19,740,000      29,545
 Cia Brasil Petroleo Ipiranga..........................  26,700,000     387,518
 Cia Brasileira de Frigorificos........................     272,000     148,041
 Cia Brasileira de Petroleo Ipiranga...................  30,600,000     516,292
 Cia Energetica de Minas Gerais........................  15,600,000     622,641
 *Cia Energetica de Sao Paulo .........................   7,500,000     469,430
 Cia Siderurgica Tubarao, Class B......................   6,400,000      81,277
 Cia Vale do Rio Doce..................................      19,960     385,657
 Eletrobras, Class B...................................     945,602     409,155
 *Eletropaulo..........................................   2,000,000     341,074
 Fertilizantes Fosfatados.............................. 109,300,000     436,248
 Gerdau Metalurgica S.A. ..............................   8,821,960     351,150
 Gerdau S.A. ..........................................  20,216,866     313,596
 Globex Utilidades S.A. ...............................       6,000      65,312
 Itausa Investimentos Itau S.A. .......................     800,000     544,267
 Mineracao da Trindade-Samitri.........................   3,003,000      83,084
 Petrobras.............................................   1,358,666     252,655
 Petrobras Distribuidora S.A. .........................  11,250,000     203,080
 Refinaria de Petroleo Ipiranga........................  16,800,000     143,099
 Ripasa S.A. ..........................................     164,000      53,556
 Sadia Concordia S.A. .................................     215,000     156,023

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES      VALUE+

--------------------------------------------------------------------------------
PREFERRED STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
BRAZIL--(CONTINUED)
 Telebras...............................................   6,880,060 $   686,508
 Telemig, Class B.......................................   1,300,000     162,736
 Telepar S.A. ..........................................     150,000      78,237
 Telesp S.A. ...........................................   3,453,782     902,294
 *Uniao de Industrias Pertoquimicas S.A., Class B.......     191,875      59,178
 Usiminas...............................................      22,520     168,532
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $9,773,763)................              11,138,849
--------------------------------------------------------------------------------
                                                           NO. OF
                                                           RIGHTS
--------------------------------------------------------------------------------
RIGHTS (0.0%)
--------------------------------------------------------------------------------
BRAZIL (0.0%)
 *Telepar S.A., expiring 11/12/97.......................       7,316         --
 *Telesp S.A., expiring 11/12/97........................     115,486       3,133
                                                                     -----------
                                                                           3,133
--------------------------------------------------------------------------------
GREECE (0.0%)
 *National Bank of Greece, expiring 11/14/97............         440       1,775
--------------------------------------------------------------------------------
MALAYSIA (0.0%)
 *Affin Holdings Bhd., expiring 12/12/97................      65,800         --
 *Southern Bank Bhd., expiring 12/1/97..................      16,750       2,013
                                                                     -----------
                                                                           2,013
--------------------------------------------------------------------------------
TOTAL RIGHTS (0.0%) (COST $0)...........................                   6,921
--------------------------------------------------------------------------------
                                                           NO. OF
                                                          WARRANTS
--------------------------------------------------------------------------------
WARRANTS (0.0%)
--------------------------------------------------------------------------------
MALAYSIA (0.0%)
 *Affin Holdings Bhd., expiring 11/15/99 (COST $0)......      32,900      12,551
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                       FACE AMOUNT   VALUE+

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.3%)
 Chase Securities, Inc. 5.60% dated 10/31/97, due
  11/03/97, to be repurchased at $3,407,589,
  collateralized by $3,265,580 of various
  U.S. Treasury Notes, 5.50-8.75%, due from 5/15/00-
  6/30/02, valued at $3,407,921 (COST $3,406,000).....  $3,406,000 $ 3,406,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.9%) (COST $93,065,153) (A).....              82,537,655
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.9%)..................              (2,318,073)
-------------------------------------------------------------------------------
NET ASSETS (100%).....................................             $80,219,582
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security
(a) The cost for federal income tax purposes was $93,065,153. At October 31, 1997, net unrealized depreciation for all securities based on tax cost was $10,527,498. This consisted of aggregate gross unrealized appreciation for all securities of $13,657,599 and aggregate gross unrealized depreciation for all securities of $24,185,097.

   The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

  At October 31, 1997 sector diversification of the Portfolio was as follows:

                                                             % OF
                                                             NET      MARKET
SECTOR DIVERSIFICATION (UNAUDITED)                          ASSETS     VALUE
--------------------------------------------------------------------------------
Automotive................................................    3.0   $ 2,407,070
Banks.....................................................   11.8     9,462,513
Beverages, Food & Tobacco.................................    6.0     4,781,806
Building Materials........................................    0.9       754,185
Building Related..........................................    0.2       159,470
Capital Equipment.........................................    0.4       310,599
Chemicals.................................................    3.5     2,831,318
Construction..............................................    4.1     3,300,575
Consumer Cyclical.........................................    0.2       157,271
Consumer Durables.........................................    0.4       309,407
Electronics...............................................    1.9     1,521,383
Energy....................................................    4.3     3,428,766
Entertainment & Leisure...................................    0.3       265,940
Financial Services........................................   10.0     8,027,197
Forest Products & Paper...................................    0.1        53,556
Holding Company...........................................    8.4     6,721,410
Home Furnishings & Appliances.............................    0.3       208,055
Industrial................................................    0.7       563,376
Insurance.................................................    1.3     1,066,888
Iron & Steel..............................................    1.9     1,532,965
Lodging & Restaurants.....................................    0.2       200,962
Manufacturing.............................................    2.2     1,790,855
Metals....................................................    1.6     1,292,944
Mining....................................................    0.8       634,939
Multi-Industry............................................    2.6     2,126,143
Oil & Gas.................................................    1.9     1,496,088
Paper & Packaging.........................................    2.4     1,891,179
Pharmaceuticals...........................................    1.0       809,697
Real Estate...............................................    2.0     1,635,101
Repurchase Agreement......................................    4.3     3,406,000
Retail....................................................    3.1     2,461,855
Services..................................................    1.0       832,960
Telecommunications........................................   10.2     8,209,126
Textiles & Apparel........................................    0.3       208,418
Transportation............................................    2.4     1,895,884
Utilities.................................................    7.2     5,781,754
--------------------------------------------------------------------------------
 Total Investments........................................  102.9%  $82,537,655
Other Assets and Liabilities (Net)........................   (2.9)   (2,318,073)
--------------------------------------------------------------------------------
 Net Assets...............................................  100.0%  $80,219,582
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

-------------------------------------------------------------------------------
ASSETS
 Investments, at Value (Cost $93,065,153) ....................... $ 82,537,655
 Foreign Currency, at Value (Cost $768,754) .....................      741,505
 Receivable for Investments Sold.................................    2,648,428
 Dividends Receivable............................................       68,322
 Receivable for Portfolio Shares Sold............................       58,990
 Foreign Withholding Tax Reclaim Receivable......................          816
 Interest Receivable.............................................          530
 Deferred Organization Costs--Note A.............................          344
 Other Assets....................................................        2,297
-------------------------------------------------------------------------------
  Total Assets...................................................   86,058,887
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased...............................    4,777,522
 Payable for Shares Redeemed.....................................           40
 Payable to Custodian--Note D....................................      658,610
 Payable for Custodian Fees--Note D..............................      278,704
 Payable for Investment Advisory Fees--Note B....................       77,852
 Payable for Administrative Fees--Note C.........................       13,143
 Payable for Directors' Fees--Note G.............................          821
 Payable for Account Service Fees--Note F........................           11
 Other Liabilities...............................................       32,602
-------------------------------------------------------------------------------
  Total Liabilities..............................................    5,839,305
-------------------------------------------------------------------------------
NET ASSETS....................................................... $ 80,219,582
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital................................................. $ 86,448,554
 Undistributed Net Investment Income.............................      816,556
 Accumulated Net Realized Gain...................................    3,580,938
 Unrealized Depreciation.........................................  (10,626,466)
-------------------------------------------------------------------------------
NET ASSETS....................................................... $ 80,219,582
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000)....................................................    7,111,123
 Net Asset Value, Offering and Redemption Price Per Share........ $      11.28
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1997

---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends........................................................  $  2,372,537
 Interest.........................................................       187,747
 Less Foreign Taxes Withheld......................................      (142,637)
---------------------------------------------------------------------------------
  Total Income....................................................     2,417,647
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B.................................       862,391
 Custodian Fees--Note D...........................................       193,906
 Administrative Fees--Note C......................................       140,787
 Printing Fees....................................................        20,045
 Registration and Filing Fees.....................................        19,847
 Audit Fees.......................................................        18,330
 Legal Fees.......................................................         7,142
 Directors' Fees--Note G..........................................         3,129
 Amortization of Organizational Costs--Note A.....................           559
 Account Services Fees--Note F....................................            76
 Other Expenses...................................................        27,522
---------------------------------------------------------------------------------
  Total Expenses..................................................     1,293,734
 Expense Offset--Note A...........................................          (233)
---------------------------------------------------------------------------------
  Net Expenses....................................................     1,293,501
---------------------------------------------------------------------------------
NET INVESTMENT INCOME.............................................     1,124,146
---------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments......................................................     3,598,763
 Foreign Exchange Transactions....................................      (211,261)
---------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN ON INVESTMENTS AND FOREIGN EXCHANGE TRANS-
 ACTIONS..........................................................     3,387,502
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments......................................................   (11,318,067)
 Foreign Exchange Translations....................................       (65,718)
---------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION..........   (11,383,785)
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FOREIGN EXCHANGE TRANSACTIONS.........    (7,996,283)
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............  $ (6,872,137)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                        OCTOBER 31,   OCTOBER 31,
                                                            1997         1996
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net Investment Income................................  $  1,124,146  $   710,560
 Net Realized Gain....................................     3,387,502       62,405
 Net Change in Unrealized Appreciation/Depreciation...   (11,383,785)   2,004,764
----------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations.........................................    (6,872,137)   2,777,729
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................      (690,005)     (60,888)
 Net Realized Gain....................................      (195,793)    (182,665)
----------------------------------------------------------------------------------
  Total Distributions.................................      (885,798)    (243,553)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued...............................................    23,222,058   36,059,283
   --In Lieu of Cash Distributions....................       855,408      241,843
 Redemption Fees--Note J..............................        14,952          --
 Redeemed.............................................    (5,764,196)  (3,130,062)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions........    18,328,222   33,171,064
----------------------------------------------------------------------------------
 Total Increase.......................................    10,570,287   35,705,240
Net Assets:
 Beginning of Year....................................    69,649,295   33,944,055
----------------------------------------------------------------------------------
 End of Year (including undistributed net investment
  income of $816,556 and $606,127, respectively)......  $ 80,219,582  $69,649,295
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.......................................     1,726,498    2,951,393
  In Lieu of Cash Distributions.......................        73,049       22,372
  Shares Redeemed.....................................      (432,801)    (251,153)
----------------------------------------------------------------------------------
                                                           1,366,746    2,722,612
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                   YEARS ENDED
                                   OCTOBER 31,                  JUNE 17, 1993**
                          -----------------------------------   TO OCTOBER 31,
                           1997      1996     1995      1994         1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........  $ 12.12   $ 11.23  $ 14.00   $11.34       $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income
  (Loss)................     0.16      0.13     0.05    (0.03)       (0.01)
 Net Realized and
  Unrealized Gain
  (Loss)................    (0.85)     0.84    (2.82)    2.74         1.35
-------------------------------------------------------------------------------
  Total from Investment
   Operations...........    (0.69)     0.97    (2.77)    2.71         1.34
-------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..    (0.12)    (0.02)     --       --           --
 Net Realized Gain......    (0.03)    (0.06)     --     (0.05)         --
-------------------------------------------------------------------------------
  Total Distributions...    (0.15)    (0.08)     --     (0.05)         --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $ 11.28   $ 12.12  $ 11.23   $14.00       $11.34
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN............    (5.71)%    8.72%  (19.79)%  23.97%+      13.40%+
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Pe-
 riod (Thousands).......  $80,220   $69,649  $33,944   $5,558       $3,927
Ratio of Expenses to
 Average Net Assets.....     1.50%     1.79%    1.78%    2.07%        2.43%*
Ratio of Net Investment
 Income (Loss) to Aver-
 age Net Assets.........     1.31%     1.29%    0.86%   (0.25)%      (0.37)%*
Portfolio Turnover
 Rate...................       28%       11%      21%       9%           2%
Average Commission Rate
 #......................  $0.0003   $0.0004      N/A      N/A          N/A
-------------------------------------------------------------------------------
Voluntarily Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..      N/A       N/A  $  0.02   $ 0.12       $ 0.04
Ratio of Expenses to Av-
 erage Net Assets In-
 cluding Expense Off-
 sets...................     1.50%     1.79%    1.77%     N/A          N/A
-------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations
 + Total return would have been lower had certain fees not been waived during the periods indicated.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                      ACADIAN EMERGING MARKETS PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Acadian Emerging Markets Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to seek long-term capital appreciation by investing primarily in common stocks of emerging country issuers.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the securities are primarily traded. Over-the-counter and unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues such taxes when the related income is earned.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into

                      ACADIAN EMERGING MARKETS PORTFOLIO

  U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and deferred organization costs.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $223,712 to decrease undistributed net investment income, and $224,270 to increase accumulated net realized gain, with a decrease to paid in capital of $558.

  Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  7. ORGANIZATION COST: Costs incurred by the Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

  8. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based

                      ACADIAN EMERGING MARKETS PORTFOLIO
  on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Acadian Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 1.00% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 2.50% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific annual fee payable monthly of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned $140,787 from the Portfolio as Administrator of which $89,053 was paid to CGFSC for its services.

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. As part of the custodian agreement, the custodian bank has a lien on the securities of the Portfolio to cover any advances made by the custodian to the Portfolio. At October 31, 1997, the payable to the custodian bank represents the amount due for cash advanced for shareholder redemptions.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant record keeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after

                      ACADIAN EMERGING MARKETS PORTFOLIO
the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the year ended October 31, 1997, the Portfolio made purchases of $40,782,429 and sales of $22,698,079 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolio had no borrowings under the agreement.

J. OTHER: At October 31, 1997, 69.7% of total shares outstanding were held by 2 record shareholders owning 10% or greater of the aggregate total shares outstanding.

The Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 90 days in the Portfolio.

At October 31, 1997, the net assets of the Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Acadian Emerging Markets Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Acadian Emerging Markets Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Foreign taxes during the fiscal year ended October 31, 1997 amounted to $142,637 are expected to be passed through to the shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 1997 which shareholders of this Portfolio will receive in late January, 1998. Acadian Emerging Markets Portfolio hereby designates $80,621 as a long-term capital gain dividend for purposes of the dividend paid deduction on its federal income tax return. In addition, for the year ended October 31, 1997, gross income derived from sources within foreign countries amounted to $2,373,685 for the Portfolio.

--------------------------------------------------------------------------------
                                   UAM FUNDS
                        ACADIAN INTERNATIONAL EQUITY
                                  PORTFOLIO
--------------------------------------------------------------------------------
OFFICERS AND DIRECTORS

Norton H. Reamer                             Peter M. Whitman, Jr.
Director, President                          Director
and Chairman
                                             William H. Park
John T. Bennett, Jr.                         Vice President
Director
                                             Michael E. DeFao
Nancy J. Dunn                                Secretary
Director
                                             Karl O. Hartmann
Philip D. English                            Assistant Secretary
Director
                                             Gary L. French
William A. Humenuk                           Treasurer
Director
                                             Robert R. Flaherty
Charles H. Salisbury, Jr.                    Assistant Treasurer
Director and Executive
Vice President                               Gordon M. Shone
                                             Assistant Treasurer

--------------------------------------------------------------------------------

INVESTMENT ADVISER
 Acadian Asset Management, Inc.
 Two International Place
 Boston, MA 02110

--------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

--------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

--------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

--------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

--------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

--------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

--------------------------------------------------------------------------------

                       [LOGO OF UAM FUNDS APPEARS HERE]

                                   ACADIAN
                                INTERNATIONAL
                               EQUITY PORTFOLIO

--------------------------------------------------------------------------------


                                 ANNUAL REPORT
                                OCTOBER 31, 1997

November 17, 1997

Dear Shareholder,

We are pleased to present the annual report for The Acadian International Equity Portfolio. This commentary covers the twelve months from November 1, 1996 to October 31, 1997, focusing on the Portfolio's performance and some of the economic and market conditions that impacted returns.

THE ACADIAN INTERNATIONAL EQUITY PORTFOLIO

Total return for the twelve months ended October 31, 1997 was 0.25% in U.S. dollars. The benchmark, the Morgan Stanley Capital International Index for Europe, Australia, and the Far East (EAFE), returned 4.63% for the same period.

ECONOMIC AND MARKET CONDITIONS

The developed international equity markets as represented by the MSCI EAFE Index were up 4.6% in dollar terms for the twelve months ended October 31, 1997. European equity markets were generally strong, rising 26.0% as a group in dollar terms, prompted by good economic growth forecasts, rising earnings, and increased optimism over the European Monetary Union. Asian markets fell - 20.6% as a group in dollar terms as Japan's economy stagnated and the region was roiled by speculative currency pressures and fears of economic slowdown among the Tiger economies. Overall, a "Nifty Fifty" large-cap effect prevailed in many key markets, as smaller stocks generally had much lower returns than large ones, though there were some signs of a smaller-stock revival in Europe towards the end of the one-year period.

INVESTMENT STRATEGY USED DURING THE YEAR

Acadian uses a quantitative, bottom-up process that is focused on fundamental stock valuations, combined with country and currency attractiveness forecasts. This strategy has remained consistent, and led to a portfolio that was extremely attractively valued relative to the cap-weighted index. Bottom-up stock selection resulted in country weightings that were different from the index in several key areas, including overweighting in Australia, Canada, the U.K., and the Netherlands, and underweightings in Italy, France, Malaysia, Germany and Switzerland. A result of the Portfolio's focus on fundamental value was a concentration in smaller stocks relative to the benchmark index. This tilt toward smaller stocks was not a deliberate bet on small stocks, but rather the result of following the most attractive stock valuations into this cap range. As of October 31, 1997, the Portfolio's weighted average capitalization was $1.3 billion, versus $1.9 billion for the MSCI EAFE Index.

COMMENTARY ON THE PORTFOLIO'S INVESTMENT PERFORMANCE

As noted above, the Acadian International Equity Portfolio returned 0.25% for the twelve months ended October 31, 1997, versus a return of 4.63% for the MSCI EAFE Index. Over the period, country allocation choices (mostly the result of stock selection) underperformed the benchmark index by 70 basis points. Stock selection within markets underperformed more significantly, detracting approximately 370 basis points. As we have discussed previously, 1997 has seen a highly unusual international equity market environment, in which the returns of the majority of developed markets including Japan, France, and the U.K. have been driven almost exclusively by very concentrated groups of large blue-chip stocks. This has been dubbed the "Nifty Fifty" effect. Our emphasis on attractive fundamental value has led to a significant exposure to medium- and smaller-capitalization stocks in the Portfolio. As smaller and mid-cap stocks lagged large stocks by historic magnitudes, this widespread effect has had a negative impact on benchmark-relative returns.

The Portfolio's performance during the year was enhanced by investments in:

 . UNITED KINGDOM: The Portfolio was overweighted in the U.K., which added 90 basis points to return as this market outperformed the majority of developed markets during the year. There were moderately positive returns to stocks that scored high on the value factors that Acadian emphasizes in the U.K. market, including earnings trend, earnings yield, and return reversal. The result was that stock selection also outperformed, for a total value added of 120 basis points.

 . AUSTRALIA: The Australian stock market trailed EAFE, with the result that our overweighting detracted from return. However, stock selection was strong, adding back 150 basis points. Our focus on such factors as asset yield and earnings trend led us to emphasize banking and finance stocks in the Australian market, stocks with strong fundamentals whose recent solid earnings propelled them to higher levels over the second half of the time period.

 . CANADA: The Canadian market continued to be robust, and Acadian's overweighting added 90 basis points. In addition, Canada was one of the relatively few world markets that saw smaller value stocks outperform. Stock selection thus added 70 basis points, for a total outperformance of 160 basis points.

 . OTHER: The Portfolio also benefited from stock selection in Spain and the underweighting in Malaysia, each of which contributed approximately 100 basis points.

The main investments detracting from the Portfolio's performance were the following:

 . JAPAN: By far the most significant contributor to the Portfolio's underperformance for the year was Japanese stock selection, as Japan saw an almost unprecedented gap between the returns of large and small stocks. The Japanese economy and stock market continues to be plagued by uncertainty, and while there is some long-term optimism that fiscal and financial market reform will bring eventual recovery, over most of the year investors continued to seek safe havens in large, export-oriented companies. The result for the Portfolio was that stock selection underperformed the large-cap oriented index by 370 basis points.

 . GERMANY: The Portfolio was underweighted in Germany, a market which has appeared overvalued to Acadian for some time. However, the German market performed well, especially later in 1997, as exports responded to German currency weakness. Further confidence was inspired by the fact that Germany and other major countries appear to be moving toward a common currency without major political turmoil or social unrest. The result of the German equity market outperformance was the Portfolio's underperformance in Germany of 100 basis points.

 .  ITALY: The Portfolio was also underweighted in Italy. As in Germany, the
   Italian market outperformed as the economy made surprisingly strong progress toward meeting the criteria for the European Monetary Union. The result was the Portfolio's underperformance of 70 basis points in Italy.

 . OTHER: Stock selection in Hong Kong and the underweighting in Switzerland also detracted from returns.

CURRENT OUTLOOK

We remain firmly convinced of the attractiveness of the stocks in the portfolio, and believe the Portfolio is extremely well-positioned to take advantage of the coming market environment. While small-to-mid-cap value stocks in the international markets have been slower to achieve their performance potential than we had expected, we believe the fundamentals they offer are compelling and will be rewarded in the marketplace.

If we can provide any further information, please contact me at (617) 946-
3500.

Sincerely,

/s/ Churchill G. Franklin

Churchill G. Franklin
Senior Vice President
Acadian Asset Management, Inc.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waiver, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For a complete discussion of the risks associated with international investing, please refer to the Portfolio's prospectus.

Performance Comparison
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN THE
                ACADIAN INTERNATIONAL EQUITY PORTFOLIO AND THE
               MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX.

                           [LINE GRAPH APPEARS HERE]

   AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED OCTOBER 31, 1997**
-----------------------------------


  1 YEAR           SINCE 3/29/93*
-----------------------------------
  0.25%                 7.39%
-----------------------------------


                   ACADIAN INTERNATIONAL        MORGAN STANLEY CAPITAL
                     EQUITY PORTFOLIO+         INTERNATIONAL EAFE INDEX+
                   ---------------------       -------------------------
3/29/93*                 100,000                       100,000
10/31/93                 117,700                       120,970
10/31/94                 127,040                       133,190
10/31/95                 121,317                       132,697
10/31/96                 138,459                       146,590
10/31/97                 138,805                       153,377

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities (net of withholding taxes) in the index.

                      Definition of the Comparative Index
                      -----------------------------------

The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of arithmetic, market value weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Please note that one cannot invest in an unmanaged index.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (96.9%)
--------------------------------------------------------------------------------
AUSTRALIA (8.7%)
 Australia & New Zealand Banking Group Ltd................... 34,600 $   241,291
 Caltex Australia Ltd........................................ 16,100      47,424
 Commonwealth Bank of Australia.............................. 21,100     242,524
 David Jones Ltd............................................. 86,400     109,330
 Email Ltd................................................... 22,000      58,461
 Foster's Brewing Group Ltd.................................. 17,000      32,268
 National Australia Bank Ltd................................. 21,800     298,078
 Qantas Airways Ltd.......................................... 58,900     105,587
 Rothmans Holdings Ltd.......................................  7,800      38,493
 Santos Ltd.................................................. 59,600     274,017
 Westpac Banking Corp. ...................................... 46,700     271,832
                                                                     -----------
                                                                       1,719,305
--------------------------------------------------------------------------------
AUSTRIA (0.6%)
 Voest-Alpine Stahl AG.......................................  2,900     125,495
--------------------------------------------------------------------------------
BELGIUM (2.7%)
 Credit Communal Holding Dexia...............................  1,700     185,855
 Electrabel S.A..............................................  1,000     224,570
 Tractebel...................................................  1,500     127,853
                                                                     -----------
                                                                         538,278
--------------------------------------------------------------------------------
CANADA (5.9%)
 Cascades, Inc. ............................................. 14,900     109,971
 Metro-Richeliee, Inc., Class A..............................  2,650      28,680
 National Bank of Canada..................................... 21,200     301,654
 Onex Corp...................................................  7,800     206,195
 Stelco, Inc., Class A....................................... 14,000     107,799
 Trilon Financial Corp., Class A............................. 30,300     223,632
 Westcoast Energy, Inc.......................................  9,100     186,637
                                                                     -----------
                                                                       1,164,568
--------------------------------------------------------------------------------
FINLAND (0.5%)
 Merita Ltd., Class A........................................ 19,200      93,836
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          SHARES    VALUE+
-----------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-----------------------------------------------------------------------------
FRANCE (2.2%)
 Chargeurs International S.A. ...........................     250 $    16,733
 Cie Financiere de CIC et de L'Union Europeenne..........     300      21,900
 Compagnie Generale D'Industrie et de Participations.....     637     207,654
 De Dietrich et Compagnie S.A............................     320      14,921
 Eridania Beghin-Say S.A.................................     250      35,980
 Pernod Ricard...........................................   2,900     134,412
                                                                  -----------
                                                                      431,600
-----------------------------------------------------------------------------
GERMANY (3.5%)
 BASF AG.................................................   2,800      96,403
 Merck KGaA..............................................   6,050     224,971
 Otto Reichelt AG........................................   1,850      26,830
 Papierwerke Waldhof-Aschaffenburg AG....................     800     155,099
 Viag AG.................................................     100      46,699
 *Viag AG (New)..........................................      84      39,106
 Volkswagen AG...........................................     100      59,346
 *Wuensche AG............................................     300      32,892
                                                                  -----------
                                                                      681,346
-----------------------------------------------------------------------------
HONG KONG (3.3%)
 Guoco Group Ltd. .......................................  30,000      65,589
 Hang Lung Development Co................................ 116,000     159,819
 Hong Kong Aircraft Engineering Co., Ltd.................  12,000      30,893
 Jardine International Motor Holdings Ltd. ..............  20,000      14,489
 Kumagai Gumi Ltd........................................ 177,000     162,574
 Lai Sun Garment (International) Ltd. ...................  32,000      19,457
 Peregrine Investment Holdings Ltd. .....................  70,000      68,823
 QPL International Holdings Ltd. ........................  80,000      49,676
 Semi-Tech (Global) Ltd..................................  34,000      25,291
 Tai Cheung Holdings Ltd. ...............................  72,000      34,929
 Wing On Company International Ltd.......................  26,000      20,517
                                                                  -----------
                                                                      652,057
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
JAPAN (27.9%)
 Aoki International Co., Ltd.................................  3,000 $    30,419
 Bank of Okinawa Ltd.........................................  1,000      24,850
 Cesar Co. ..................................................  4,000       9,807
 Chiyoda Fire & Marine Insurance Co., Ltd.................... 14,000      50,848
 Chubu Electric Power Co., Inc............................... 15,000     254,322
 Chuetsu Pulp & Paper Co., Ltd. .............................  6,000      13,514
 Chugoku Electric Power Co., Ltd.............................  2,000      32,580
 Cosmo Oil Co., Ltd. ........................................ 30,000      70,313
 Daikyo, Inc................................................. 24,000      45,878
 Daio Paper Corp............................................. 13,000      88,813
 Daiwa Kosho Lease Co., Ltd. ................................ 12,000      73,005
 Dowa Fire & Marine Insurance Co. ........................... 10,000      39,977
 Fuji Fire & Marine Insurance................................ 10,000      31,915
 Fuji Heavy Industries Ltd. ................................. 44,000     175,166
 Fuji Photo Film Co., Ltd....................................  6,000     217,420
 Fujita Corp. ............................................... 79,000      62,375
 Gunze Ltd................................................... 18,000      53,108
 Hitachi Ltd. ............................................... 34,000     261,386
 Hokkaido Bank............................................... 35,000      33,743
 Idec Izumi..................................................  3,000      17,329
 Itochu Fuel Corp............................................  7,000      25,598
 Jaccs.......................................................  8,000      51,529
 Kamei.......................................................  4,000      35,572
 Kansai Electric Power Company, Inc.......................... 13,000     230,136
 Kikkoman Corp. ............................................. 20,000     122,673
 Kita-Nippon Bank............................................    500      27,011
 Kyudenko Co., Ltd...........................................  6,000      38,448
 Lion Corp. ................................................. 22,000      83,743
 Matsumura-Gumi.............................................. 13,000      26,795
 Matsushita Electric Industrial Co., Ltd. ................... 19,000     318,983
 *Mitsui O.S.K. Lines Ltd. .................................. 93,000     149,177
 Mitsui Wood Systems, Inc. ..................................  2,000       9,059
 NEC Corp.................................................... 23,000     252,327
 Nichiei (Fudosan)........................................... 10,000      13,547
 Nichimen Corp............................................... 25,000      54,646

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
JAPAN--(CONTINUED)
 Nintendo Corp., Ltd.........................................    500 $    43,218
 Nippon Metal Industry.......................................  9,000      14,212
 Nippon Oil Co., Ltd......................................... 27,000     110,630
 Nippon Shinpan Co. ......................................... 24,000      50,266
 Nissan Motor Co., Ltd....................................... 44,000     234,408
 Nissho Iwai Corp............................................  1,000       8,303
 Orient Corp................................................. 29,000      71,825
 Osaka Stadium...............................................  8,000      32,247
 Seino Transportation Co., Ltd............................... 19,000     164,229
 Sekisui House Ltd. ......................................... 26,000     222,573
 Shionogi & Co. ............................................. 10,000      60,755
 Snow Brand Milk Products Co.................................  9,000      34,408
 Suntelephone Co., Ltd.......................................  2,000       8,145
 Takashimaya Co..............................................  6,000      56,848
 Tokyo Construction Co....................................... 25,000      34,491
 Tokyo Electric Power Co. ................................... 18,000     344,083
 Toppan Printing Company Co., Ltd............................ 18,000     225,898
 Toshiba Corp................................................ 41,000     185,713
 Toyo Seikan Kaisha.......................................... 16,000     251,330
 Toyota Tsusho Corp..........................................  8,000      30,652
 Uchida Yoko.................................................  7,000      21,410
 Yamaichi Securities Co...................................... 11,000      20,845
 Yasuda Fire & Marine Insurance.............................. 45,000     249,460
                                                                     -----------
                                                                       5,501,961
--------------------------------------------------------------------------------
MALAYSIA (0.7%)
 MBF Capital Bhd.............................................  7,000       4,121
 Malaysian Airline System Bhd................................ 25,000      33,043
 Multi-Purpose Holdings Bhd.................................. 43,000      22,605
 Oriental Holdings Bhd.......................................  6,400      13,073
 Perlis Plantations Bhd. .................................... 34,750      63,675
                                                                     -----------
                                                                         136,517
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
NETHERLANDS (6.8%)
 Boskalis Westminster N.V. ..................................  5,049 $    85,581
 DSM N.V. ...................................................  2,578     232,830
 ING Groep N.V. .............................................  6,192     259,994
 International-Muller N.V....................................  3,690     117,297
 KLM Royal Dutch Air Lines N.V. .............................  9,009     305,406
 Koninklijke Hoogovens N.V...................................  4,200     192,581
 Koninklijke Van Ommeren N .V. ..............................  4,200     150,386
                                                                     -----------
                                                                       1,344,075
--------------------------------------------------------------------------------
NEW ZEALAND (0.9%)
 Lion Nathan, Ltd. .......................................... 69,900     168,775
--------------------------------------------------------------------------------
NORWAY (4.0%)
 Den Norske Bank A.S......................................... 33,100     149,528
 Elkem ASA...................................................  7,400     112,310
 Nera ASA.................................................... 15,500     100,503
 Norske Skogindustrier ASA, Class A..........................  4,600     145,200
 Orkla ASA, Class A..........................................  2,300     210,754
 Sparebanken NOR.............................................  1,000      34,558
 Unitor ASA..................................................  2,100      33,218
                                                                     -----------
                                                                         786,071
--------------------------------------------------------------------------------
SINGAPORE (0.9%)
 Fraser & Neave Ltd.......................................... 17,000      85,351
 Hotel Properties Ltd........................................ 34,000      25,714
 Singapore Land Ltd..........................................  8,000      22,777
 Wing Tai Holdings, Ltd...................................... 40,000      50,842
                                                                     -----------
                                                                         184,684
--------------------------------------------------------------------------------
SWEDEN (1.2%)
 Hoganas AB, Class B.........................................  1,300      48,195
 SSAB Svenkst Stal AB, Class B...............................  6,000     100,018
 Sparbanken Sverige AB, Class A..............................  3,900      88,415
                                                                     -----------
                                                                         236,628
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
SWITZERLAND (2.7%)
 Keramik Holding AG Laufen..................................     140 $    67,576
 Novartis AG................................................     130     204,956
 PubliGroupe S.A............................................     860     187,290
 Union Bank of Switzerland..................................     320      73,802
                                                                     -----------
                                                                         533,624
--------------------------------------------------------------------------------
UNITED KINGDOM (24.4%)
 Abbey National plc.........................................  24,100     383,233
 Allied Domecq plc..........................................  28,600     233,392
 B.A.T. Industries plc......................................  39,600     346,407
 Bank of Scotland...........................................  40,200     331,763
 Bemrose Corp. plc..........................................   7,200      48,611
 Boots Company plc..........................................  23,200     332,340
 Bristol Water Holding plc..................................   1,100      23,525
 British Airways plc........................................  27,700     270,421
 British Sky Broadcasting Group plc.........................   6,100      43,282
 Cowie Group plc............................................  21,700     129,401
 General Accident plc.......................................  16,000     272,276
 Guinness plc...............................................   8,600      76,889
 *Halifax plc...............................................  22,300     252,491
 Heywood Williams Group plc.................................   9,300      37,440
 Hyder plc..................................................   3,600      54,318
 Kwik Fit Holdings plc......................................   5,436      29,498
 Marks & Spencer plc........................................  17,700     179,625
 McBride plc................................................  28,800      83,575
 National Westminster Bank plc..............................  18,700     268,819
 Nothern Foods plc..........................................  52,100     202,751
 Paragon Group Companies plc................................   7,800      23,158
 Premier Oil plc............................................ 265,900     214,090
 Prudential Corp. plc.......................................  10,300     109,883
 Royal & Sun Alliance Insurance Group plc...................  35,645     341,705
 RJB Mining plc.............................................  11,700      35,130
 Siebe plc..................................................   4,853      93,208
 Southern Electric plc, Class B.............................  12,600       6,340
 Standard Chartered plc.....................................  11,100     120,466

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
UNITED KINGDOM--(CONTINUED)
 Unigate plc..............................................   25,400 $   245,837
 *Waste Management International plc......................    5,200      17,445
 Yorkshire Water plc, Class B.............................   22,600      13,647
                                                                    -----------
                                                                      4,820,966
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $20,185,376)....................           19,119,786
-------------------------------------------------------------------------------
PREFERRED STOCKS (0.4%)
-------------------------------------------------------------------------------
GERMANY (0.4%)
 *Villeroy & Boch AG (COST $63,839).......................      450      73,355
-------------------------------------------------------------------------------
                                                            NO. OF
                                                           WARRANTS
-------------------------------------------------------------------------------
WARRANTS (0.0%)
-------------------------------------------------------------------------------
HONG KONG (0.0%)
 *Semi-Tech (Global) Ltd. (expiring 7/31/98) (COST $0)....    3,400          74
-------------------------------------------------------------------------------
                                                             FACE
                                                            AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.5%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.5%)
 Chase Securities, Inc. 5.60% dated 10/31/97, due 11/3/97,
  to be repurchased at $303,141, collaterialized by
  $290,508 of various U.S. Treasury Notes, 5.50%-8.75%,
  due from 5/15/00-6/30/02, valued at $303,171
  (COST $303,000)......................................... $303,000     303,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.8%) (COST $20,552,215) (A)..........           19,496,215
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.2%).......................              234,805
-------------------------------------------------------------------------------
NET ASSETS (100%).........................................          $19,731,020
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+   See Note A to Financial Statements.
*   Non-Income Producing Security
(a) The cost for federal income tax purposes was $20,538,938. At October 31, 1997, net unrealized depreciation for all securities based on tax cost was $1,042,723. This consisted of aggregate gross unrealized appreciation for all securities of $2,441,497 and aggregate gross unrealized depreciation for all securities of $3,484,220.

   The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

At October 31, 1997 sector diversification of the Portfolio was as follows:

                                                             % OF NET   MARKET
SECTOR DIVERSIFICATION (UNAUDITED)                            ASSETS     VALUE
---------------------------------------------------------------------------------
Aerospace & Defense.........................................    0.2%  $    33,043
Automotive..................................................    1.9       381,465
Banks.......................................................   14.9     2,942,522
Beverages, Food & Tobacco...................................    5.6     1,096,581
Broadcasting & Publishing...................................    1.4       269,180
Building Materials..........................................     --         9,059
Capital Equipment...........................................    0.2        30,893
Chemicals...................................................    0.1        21,410
Commercial Services.........................................    3.0       582,226
Construction................................................    5.1     1,005,781
Consumer Durables...........................................    2.2       438,660
Consumer Non-Durables.......................................    2.6       521,380
Electronics.................................................    7.1     1,399,310
Energy......................................................    3.3       645,921
Entertainment & Leisure.....................................    0.2        32,247
Financial Services..........................................    6.1     1,199,457
Holding Company.............................................    6.0     1,191,716
Home Furnishings & Appliances...............................    1.4       281,034
Industrial..................................................    1.4       283,020
Insurance...................................................    5.5     1,096,064
Iron & Steel................................................    0.5       107,799
Lodging & Restaurants.......................................    0.1        25,713
Manufacturing...............................................    0.6       117,297
Metals......................................................    2.0       400,229
Mining......................................................    0.2        35,130
Multi-Industry..............................................    0.1        16,733
Oil & Gas...................................................    3.5       694,648
Paper & Packaging...........................................    3.9       763,927
Pharmaceuticals.............................................    1.4       285,726
Real Estate.................................................    0.7       129,304
Repurchase Agreement........................................    1.5       303,000
Services....................................................    1.3       255,053
Technology..................................................    2.2       425,461
Telecommunications..........................................    0.6       108,648
Textiles & Apparel..........................................    1.3       262,422
Transportation..............................................    5.8     1,145,205
Utilities...................................................    4.9       958,951
---------------------------------------------------------------------------------
  Total Investments.........................................   98.8%  $19,496,215
Other Assets and Liabilities (Net)..........................    1.2       234,805
---------------------------------------------------------------------------------
  Net Assets................................................  100.0%  $19,731,020
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

-------------------------------------------------------------------------------
ASSETS
 Investments, at Value (Cost $20,552,215)......................... $19,496,215
 Foreign Currency, at Value (Cost $214,949).......................     218,089
 Cash.............................................................         113
 Dividends Receivable.............................................      56,141
 Foreign Withholding Tax Reclaim Receivable.......................      28,348
 Receivable for Investments Sold..................................       5,043
 Deferred Organization Costs--Note A..............................         224
 Other Assets.....................................................         513
-------------------------------------------------------------------------------
  Total Assets....................................................  19,804,686
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investment Advisory Fees--Note B.....................       3,685
 Payable for Custodian Fees--Note D...............................      37,205
 Payable for Administrative Fees--Note C..........................       7,896
 Payable for Directors' Fees--Note G..............................         649
 Other Liabilities................................................      24,231
-------------------------------------------------------------------------------
  Total Liabilities...............................................      73,666
-------------------------------------------------------------------------------
NET ASSETS........................................................ $19,731,020
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $19,485,449
 Undistributed Net Investment Income..............................     286,992
 Accumulated Net Realized Gain....................................   1,012,467
 Unrealized Depreciation..........................................  (1,053,888)
-------------------------------------------------------------------------------
NET ASSETS........................................................ $19,731,020
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000).....................................................   1,640,730
 Net Asset Value, Offering and Redemption Price Per Share......... $     12.03
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
For The Year Ended October 31, 1997

--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends...............................................           $   617,968
 Interest................................................                14,416
 Less Foreign Taxes Withheld.............................               (74,263)
--------------------------------------------------------------------------------
  Total Income...........................................               558,121
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees............................................. $145,909
  Less: Fees Waived...................................... (143,747)       2,162
                                                          --------
 Administrative Fees--Note C.............................               104,459
 Custodian Fees--Note D..................................                32,588
 Printing Fees...........................................                19,025
 Registration and Filing Fees............................                14,474
 Audit Fees..............................................                13,793
 Directors' Fees--Note G.................................                 2,218
 Legal Fees..............................................                 1,354
 Amortization of Organizational Cost.....................                   558
 Account Services Fees--Note F...........................                   521
 Other Expenses..........................................                 3,486
--------------------------------------------------------------------------------
  Total Expenses.........................................               194,638
 Expense Offset--Note A..................................                   --
--------------------------------------------------------------------------------
  Net Expenses...........................................               194,638
--------------------------------------------------------------------------------
NET INVESTMENT INCOME....................................               363,483
--------------------------------------------------------------------------------
NET REALIZED GAIN ON:
 Investments.............................................               941,286
 Foreign Exchange Transactions...........................               (17,464)
--------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN ON INVESTMENTS AND FOREIGN EX-
 CHANGE TRANSACTIONS.....................................               923,822
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments.............................................            (1,355,438)
 Foreign Exchange Translations...........................                (5,728)
--------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION...............................            (1,361,166)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND FOREIGN EXCHANGE TRANSAC-
 TIONS...................................................              (437,344)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....           $   (73,861)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1997         1996
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   363,483  $   225,677
 Net Realized Gain.....................................      923,822      661,922
 Net Change in Unrealized Appreciation/Depreciation....   (1,361,166)     130,947
----------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations..........................................      (73,861)   1,018,546
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (410,681)         --
 Net Realized Gain.....................................     (847,856)     (45,051)
----------------------------------------------------------------------------------
  Total Distributions..................................   (1,258,537)     (45,051)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued................................................    4,414,711   15,377,297
   --In Lieu of Cash Distributions.....................    1,235,841       45,051
 Redemption Fees--Note J...............................          825          --
 Redeemed..............................................   (1,667,058)  (1,791,361)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........    3,984,319   13,630,987
----------------------------------------------------------------------------------
 Total Increase........................................    2,651,921   14,604,482
Net Assets:
 Beginning of Year.....................................   17,079,099    2,474,617
----------------------------------------------------------------------------------
 End of Year (including undistributed net investment
  income of $286,992 and $351,096, respectively).......  $19,731,020  $17,079,099
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................      355,447    1,243,285
  In Lieu of Cash Distributions........................      101,883        3,824
  Shares Redeemed......................................     (136,493)    (141,721)
----------------------------------------------------------------------------------
                                                             320,837    1,105,388
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                       YEARS ENDED                   MARCH 29,
                                       OCTOBER 31,                   1993** TO
                              -----------------------------------   OCTOBER 31,
                                 1997      1996    1995     1994       1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD..................   $ 12.94   $ 11.54  $12.37   $11.77     $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income
  (Loss)....................      0.23      0.17   (0.01)   (0.04)     (0.04)
 Net Realized and Unrealized
  Gain (Loss)...............     (0.19)     1.44   (0.56)    0.95       1.81
-------------------------------------------------------------------------------
  Total from Investment Op-
   erations.................      0.04      1.61   (0.57)    0.91       1.77
-------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income......     (0.31)      --      --       --         --
 Net Realized Gain..........     (0.64)    (0.21)  (0.26)   (0.31)       --
-------------------------------------------------------------------------------
  Total Distributions.......     (0.95)    (0.21)  (0.26)   (0.31)       --
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.....................   $ 12.03   $ 12.94  $11.54   $12.37     $11.77
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+...............      0.25%    14.13%  (4.58)%   8.02%     17.70%**
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)................   $19,731   $17,079  $2,475   $2,427     $2,264
Ratio of Expenses to Average
 Net Assets.................      1.00%     1.06%   2.54%    2.50%      2.50%*
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets.................      1.87%     1.87%  (0.11)%  (0.38)%    (0.76)%*
Portfolio Turnover Rate.....        70%       80%     76%      56%        44%
Average Commission Rate #...   $0.0033   $0.0043     N/A      N/A        N/A
-------------------------------------------------------------------------------
Voluntarily Waived Fees and
 Expenses Assumed by the Ad-
 viser per share............   $  0.09   $  0.11  $ 0.46   $ 0.21     $ 0.14
Ratio of Expenses to Average
 Net Assets Including
 Expense Offsets............      1.00%     1.05%   2.50%     N/A        N/A
-------------------------------------------------------------------------------

 *Annualized
**Commencement of Operations
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Acadian International Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal that is superior over the long term to the performance of the Benchmark Index (Morgan Stanley Capital International Index for Europe, Australia and the Far East or "EAFE") by investing in a diversified portfolio of equity securities of primarily non-United States issuers.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the securities are primarily traded. Over-the-counter and unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues such taxes when the related income is earned.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments, foreign currency transactions and in-kind transactions.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $16,906 to decrease undistributed net investment income, and $401,005 to increase accumulated net realized gain, with a decrease to paid in capital of $384,099.

  Current year permanent book-tax differences are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  7. ORGANIZATION COST: Costs incurred by the Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

  8. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO
  on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Acadian Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.75% of the first $50 million of average daily net assets, 0.65% of the next $50 million of average daily net assets, 0.50% of the next $100 million of average daily net assets and 0.40% of the average daily net assets in excess of $200 million. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses on behalf of the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific annual fee payable monthly of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned $104,459 from the Portfolio as Administrator of which $92,787 was paid to CGFSC for its services.

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO
services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the year ended October 31, 1997, the Portfolio made purchases of $16,927,793 and sales of $13,180,221 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolio had no borrowings under the agreement.

J. OTHER: At October 31, 1997, 86.1% of total shares outstanding were held by 2 record shareholders owning 10% or greater of the aggregate total shares outstanding.

The Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 90 days in the Portfolio.

At October 31, 1997, the net assets of the Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of
UAM Funds Trust and Shareholders of
Acadian International Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Acadian International Equity Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

Foreign taxes during the fiscal year ended October 31, 1997 for the Acadian International Equity Portfolio, amounted to $74,263 are expected to be passed through to the shareholders as foreign tax credits on Form 1099 Dividend for the year ending December 31, 1997, which shareholders of the Acadian International Equity Portfolio will receive in late January, 1998.

Acadian International Equity Portfolio hereby designates $357,689 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its federal income tax return. In addition, for the year ended October 31, 1997, gross income derived from sources within foreign countries amounted to $617,584 for the Portfolio.

-------------------------------------------------------------------------------
                                   UAM FUNDS
                           C & B BALANCED PORTFOLIO
-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer             Peter M. Whitman, Jr.
Director, President          Director
and Chairman
                             William H. Park
John T. Bennett, Jr.         Vice President
Director
                             Michael E. DeFao
Nancy J. Dunn                Secretary
Director
                             Karl O. Hartmann
Philip D. English            Assistant Secretary
Director
                             Gary L. French
William A. Humenuk           Treasurer
Director
                             Robert R. Flaherty
Charles H. Salisbury, Jr.    Assistant Treasurer
Director and Executive
Vice President               Gordon M. Shone
                             Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Cooke & Bieler, Inc.
 1700 Market Street
 Philadelphia, PA 19103
-------------------------------------------------------------------------------
ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110
-------------------------------------------------------------------------------
CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245
-------------------------------------------------------------------------------
LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103
-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110
-------------------------------------------------------------------------------
DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110
-------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

[LOGO OF UAM FUNDS APPEARS HERE]

                                   UAM Funds

                                C & B BALANCED
                                   PORTFOLIO

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1997

Dear Shareholder:

The following report provides a detailed description of the securities held and the financial statements for the Cooke & Bieler Balanced Portfolio for the year ended October 31, 1997.

For this period, the Cooke & Bieler Balanced Portfolio underperformed its benchmark index which consists of a blended return of 60% of the S&P 500 Index and 40% of the Lehman Brothers Government/Corporate Index. Over this period, the Cooke & Bieler Balanced Portfolio appreciated 20.39% versus 22.78% for the benchmark index. Individually, the S&P 500 Index had a total return during this period of 32.10% and the Lehman Brothers Government/Corporate Index had a total return of 8.81%. Given our "high quality/low risk" philosophy and given the generous returns for this twelve month period, these results are not out of line with the expectations of the Cooke & Bieler style nor inconsistent with the firm's philosophy.

As of October 31, 1997, common stocks represented 58% of the Portfolio, bonds were 40% and cash reserves were 2%.

EQUITY ONLY ANALYSIS

The fiscal year ended October 31, 1997 was an extraordinary period for the domestic equity markets when the S&P 500 Index generated a total return of 32.10%. This strong "up" market was even more spectacular since it followed periods in 1995 and 1996 when the markets also escalated at dramatic double digit levels. This current environment of exceptional returns is nearly unprecedented and well above the long-term historical, annual domestic returns of approximately 11%. This pattern is highly unlikely to continue at this extreme level of spectacular returns. Over the past twelve months, given Cooke & Bieler's approach which provides the benefit of investing in high quality growth companies while offering downside protection, our absolute performance, as expected, has been very competitive versus the market averages. Furthermore, our low risk philosophy has provided us with a very favorable risk-adjusted return.

Our equity investment philosophy and process is designed to produce competitive results during rising markets and strong relative results in flat and down periods. During the last twelve months, the equity only portion of the Cooke & Bieler Balanced Portfolio lagged the S&P 500 Index, but remained competitive in a strong up market.

The strong fundamental characteristics of the companies held in the equity portion of the Cooke & Bieler Balanced Portfolio should help provide downside protection. These high quality characteristics include (1) balance sheet strength measured by a relatively low debt to capital ratio, (2) high levels of return on equity and return on capital, (3) consistent growth in earnings and dividends, and (4) use of excess cash flow to repurchase stock.

FIXED INCOME ONLY ANALYSIS

For the twelve month period ended October 31, 1997, the total return in the fixed income market as measured by the Lehman Brothers Government/Corporate Index was 8.81%. In this environment, Cooke & Bieler's view is that there is not a lot of inflationary pressure anticipated. Therefore, a spiking up in interest rates is not projected. Furthermore, with the spreads between government securities and corporate bonds being narrow, Cooke & Bieler continues to be overweighted in Treasuries. Corporate bond purchases are made on an opportunistic basis after a close evaluation of the fundamentals. The yield curve remains rather flat, causing Cooke & Bieler to invest in the short to intermediate maturity range. Similar to the firm's "high quality, low risk" philosophy relative to equity investing, Cooke & Bieler's fixed income investment philosophy is to focus on high quality securities and not to take significant credit risk.

Cooke & Bieler's fixed income philosophy is designed to produce the same pattern of results as our equity philosophy. The return on the fixed income portion of the Cooke & Bieler Balanced Portfolio mirrored the return on the Lehman Brothers Government/Corporate Index.

Sincerely,

/s/ Peter A. Thompson

Peter A. Thompson

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waiver, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
--------------------------------------------------------------------------------
       COMPARISON OF CHANGE IN VALUE OF $10,000 PURCHASE IN C&B BALANCED
           PORTFOLIO, THE STANDARD & POOR'S 500 INDEX (S&P 500) AND
                THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX

---------------------------------
AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 1997
---------------------------------
1 YEAR   5 YEAR   SINCE 12/29/89*
---------------------------------
 20.39%  11.90%        12.20%
---------------------------------




                                               LEHMAN BROTHERS         C&B
                                             GOVERNMENT/CORPORATE   BALANCED
              COMPOSITE    S&P 500 INDEX            INDEX            PORTFOLIO
12/29/89*      10,000         10,000                10,000            10,000
   10/31/90     9,738          8,855                10,440             9,489
   10/31/91    12,708         11,815                12,044            11,907
   10/31/92    14,070         12,990                13,311            13,118
   10/31/93    15,057         14,927                15,126            15,006
   10/31/94    15,169         15,502                14,424            15,074
   10/31/95    17,874         19,597                16,755            18,437
   10/31/96    20,501         24,316                17,658            21,498
   10/31/97    24,681         32,121                19,214            26,395

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations
** Total return reflects fees waived and expenses assumed by the Adviser.
   Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. Each comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                        DEFINITIONS OF THE COMPARATIVE INDICES
                        --------------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

The Composite Index, a hypothetical combination of unmanaged indices, reflects the Portfolio's typical mix of 60% stocks and 40% bonds. The index combines returns from the S&P 500 Index and the Lehman Brothers Government/Corporate Index.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

C & B BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (58.0%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.6%)
 Boeing Co..................................................  9,000 $   430,875
 Raytheon Co................................................  8,000     434,000
                                                                    -----------
                                                                        864,875
-------------------------------------------------------------------------------
AUTOMOTIVE (3.5%)
 Eaton Corp.................................................  3,100     299,538
 Genuine Parts Co........................................... 14,000     438,375
 Snap-On, Inc. .............................................  2,000      86,000
                                                                    -----------
                                                                        823,913
-------------------------------------------------------------------------------
BANKS (0.9%)
 Wachovia Corp..............................................  3,000     225,938
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (3.2%)
 Anheuser-Busch Cos., Inc...................................  9,000     359,438
 McDonald's Corp............................................  3,000     134,438
 UST, Inc. .................................................  9,000     269,438
                                                                    -----------
                                                                        763,314
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (1.4%)
 McGraw-Hill Cos., Inc......................................  5,000     326,875
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (2.9%)
 Dover Corp.................................................  8,000     540,000
 General Signal Corp........................................  3,700     148,462
                                                                    -----------
                                                                        688,462
-------------------------------------------------------------------------------
CHEMICALS (2.3%)
 Eastman Chemical Co........................................  4,600     274,275
 Hercules, Inc..............................................  5,000     229,375
 Nalco Chemical Co. ........................................  1,000      40,000
                                                                    -----------
                                                                        543,650
-------------------------------------------------------------------------------
CONSTRUCTION (3.6%)
 Fluor Corp.................................................  9,000     370,125
 Sherwin-Williams Co........................................ 18,000     499,500
                                                                    -----------
                                                                        869,625
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CONSUMER DURABLES (2.5%)
 Corning, Inc. ..............................................  7,000 $   315,875
 Rubbermaid, Inc............................................. 12,300     295,969
                                                                     -----------
                                                                         611,844
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (3.0%)
 Hasbro, Inc. ............................................... 13,550     392,950
 International Flavors & Fragrances, Inc.....................  4,000     193,500
 NIKE, Inc., Class B.........................................  3,000     141,000
                                                                     -----------
                                                                         727,450
--------------------------------------------------------------------------------
ELECTRONICS (3.1%)
 AMP, Inc....................................................  9,000     405,000
 Grainger (W.W.), Inc........................................  2,600     227,337
 Motorola, Inc. .............................................  2,000     123,500
                                                                     -----------
                                                                         755,837
--------------------------------------------------------------------------------
ENERGY (6.3%)
 Burlington Resources, Inc................................... 10,000     489,375
 Exxon Corp..................................................  7,500     460,781
 Royal Dutch Petroleum Co. (NY Shares)....................... 10,700     563,087
                                                                     -----------
                                                                       1,513,243
--------------------------------------------------------------------------------
FINANCIAL SERVICES (7.3%)
 EXEL Ltd. ..................................................  7,000     423,062
 Marsh & McLennan Cos., Inc. ................................  8,400     596,400
 MBIA, Inc...................................................  6,800     406,300
 State Street Corp...........................................  6,000     334,500
                                                                     -----------
                                                                       1,760,262
--------------------------------------------------------------------------------
MANUFACTURING (2.1%)
 Dana Corp...................................................  6,500     304,281
 Pall Corp................................................... 10,000     206,875
                                                                     -----------
                                                                         511,156
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
MULTI-INDUSTRY (2.5%)
 National Service Industries, Inc........................      4,000 $   177,000
 Whitman Corp............................................     16,500     433,125
                                                                     -----------
                                                                         610,125
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (5.1%)
 International Business Machines Corp. ..................      4,300     421,669
 Pitney Bowes, Inc. .....................................      5,200     412,425
 Xerox Corp..............................................      5,000     396,562
                                                                     -----------
                                                                       1,230,656
--------------------------------------------------------------------------------
PAPER & PACKAGING (0.4%)
 Sonoco Products Co. ....................................      2,700      86,906
--------------------------------------------------------------------------------
PHARMACEUTICALS (1.9%)
 Bristol-Myers Squibb Co. ...............................      3,300     289,575
 Merck & Co., Inc. ......................................      2,000     178,500
                                                                     -----------
                                                                         468,075
--------------------------------------------------------------------------------
SERVICES (2.4%)
 Service Corp. International.............................     14,000     426,125
 Sysco Corp..............................................      4,000     160,000
                                                                     -----------
                                                                         586,125
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $10,332,620)...................             13,968,331
--------------------------------------------------------------------------------
                                                             FACE
                                                            AMOUNT
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (11.9%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.1%)
 Boeing Co. 6.35%, 6/15/03............................... $  500,000     501,705
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (4.2%)
 Coca Cola Co. 7.875%, 9/15/98...........................  1,000,000   1,017,640
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (4.5%)
 Clorox Co. 8.80%, 7/15/01...............................  1,000,000   1,081,010
--------------------------------------------------------------------------------
ENERGY (1.1%)
 Amoco, Canada 7.25%, 12/1/02............................    250,000     262,300
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS (COST $2,748,240)............              2,862,655
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES (28.2%)
-------------------------------------------------------------------------------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.6%)
  7.50%, 2/11/02........................................ $1,500,000 $ 1,585,785
-------------------------------------------------------------------------------
 U.S. TREASURY BONDS (6.5%)
  8.25%, 5/15/05........................................    400,000     423,248
  7.50%, 11/15/16.......................................  1,000,000   1,144,220
                                                                    -----------
                                                                      1,567,468
-------------------------------------------------------------------------------
 U.S. TREASURY NOTES (15.1%)
  7.00%, 4/15/99........................................  1,000,000   1,019,060
  7.50%, 11/15/01.......................................  1,000,000   1,061,560
  6.50%, 10/15/06.......................................    500,000     520,080
  6.125%, 8/15/07.......................................  1,000,000   1,021,720
                                                                    -----------
                                                                      3,622,420
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (COST $6,473,783)......................................              6,775,673
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.0%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.0%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/3/97, to be repurchased at $250,117, collateralized
  by $239,693 of various U.S. Treasury Notes, 5.50%-
  8.75% due from 5/15/00-6/30/02,
  valued at $250,141 (COST $250,000)....................    250,000     250,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%) (COST $19,804,643)(A).........             23,856,659
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%).....................                209,171
-------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $24,065,830
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $19,828,281. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $4,028,378. This consisted of aggregate gross unrealized appreciation for all securities of $4,225,573 and aggregate gross unrealized depreciation for all securities of $197,195.

   The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997


-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost.............................................. $19,804,643
                                                                    ===========
 Investments, at Value............................................. $23,856,659
 Cash..............................................................     247,216
 Interest Receivable...............................................     182,864
 Receivable for Investments Sold...................................     224,290
 Dividends Receivable..............................................      11,312
 Other Assets......................................................         548
-------------------------------------------------------------------------------
  Total Assets.....................................................  24,522,889
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.................................     402,134
 Payable for Investment Advisory Fees--Note B......................      21,301
 Payable for Administrative Fees--Note C...........................       7,327
 Payable for Custodian Fees--Note D................................       1,931
 Payable for Directors' Fees--Note F...............................         656
 Other Liabilities.................................................      23,710
-------------------------------------------------------------------------------
  Total Liabilities................................................     457,059
-------------------------------------------------------------------------------
NET ASSETS......................................................... $24,065,830
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $17,253,801
 Undistributed Net Investment Income...............................      75,050
 Accumulated Net Realized Gain.....................................   2,684,963
 Unrealized Appreciation...........................................   4,052,016
-------------------------------------------------------------------------------
NET ASSETS......................................................... $24,065,830
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000)......................................................   1,749,926
 Net Asset Value, Offering and Redemption Price Per Share.......... $     13.75
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1997

---------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest..................................................           $  709,123
 Dividends.................................................              261,162
---------------------------------------------------------------------------------
  Total Income.............................................              970,285
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees............................................... $144,577
  Less: Fees Waived........................................  (54,862)     89,715
                                                            --------
 Administrative Fees--Note C...............................               90,736
 Audit Fees................................................               15,244
 Printing Fees.............................................               13,847
 Registration and Filing Fees..............................               10,459
 Custodian Fees--Note D....................................                3,031
 Directors' Fees--Note F...................................                2,268
 Other Expenses............................................                6,211
---------------------------------------------------------------------------------
  Total Expenses...........................................              231,511
 Expense Offset--Note A....................................                 (248)
---------------------------------------------------------------------------------
  Net Expenses.............................................              231,263
---------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................              739,022
---------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS...........................            2,730,755
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON IN-
 VESTMENTS.................................................              807,467
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS....................................            3,538,222
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......           $4,277,244
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1997         1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   739,022  $   807,161
 Net Realized Gain.....................................    2,730,755    1,918,101
 Net Change in Unrealized Appreciation/Depreciation....      807,467      435,301
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.    4,277,244    3,160,563
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (766,500)    (804,110)
 Net Realized Gain.....................................   (1,921,313)  (2,579,017)
----------------------------------------------------------------------------------
  Total Distributions..................................   (2,687,813)  (3,383,127)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued................................................    1,175,046      328,108
   --In Lieu of Cash Distributions.....................    2,546,229    3,033,780
 Redeemed..............................................   (3,873,517)  (4,657,088)
----------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions.........     (152,242)  (1,295,200)
----------------------------------------------------------------------------------
 Total Increase (Decrease).............................    1,437,189   (1,517,764)
Net Assets:
 Beginning of Period...................................   22,628,641   24,146,405
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $75,050 and $102,528, respectively)........  $24,065,830  $22,628,641
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................       90,365       26,277
  In Lieu of Cash Distributions........................      209,198      251,778
  Shares Redeemed......................................     (297,984)    (368,527)
----------------------------------------------------------------------------------
                                                               1,579      (90,472)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        YEARS ENDED OCTOBER 31,
                                       -----------------------------------------
                                 1997      1996      1995      1994      1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................  $ 12.94   $ 13.13   $ 11.86   $ 12.68   $ 12.57
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net Investment Income........     0.42      0.45      0.52      0.48      0.45
 Net Realized and Unrealized
  Gain (Loss) ................     1.98      1.29      1.51     (0.39)     0.40
--------------------------------------------------------------------------------
  Total From Investment Opera-
   tions .....................     2.40      1.74      2.03      0.09      0.85
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income........    (0.44)    (0.45)    (0.52)    (0.47)    (0.44)
 Net Realized Gain............    (1.15)    (1.48)    (0.24)    (0.44)    (0.30)
--------------------------------------------------------------------------------
  Total Distributions.........    (1.59)    (1.93)    (0.76)    (0.91)    (0.74)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERI-
 OD...........................  $ 13.75   $ 12.94   $ 13.13   $ 11.86   $ 12.68
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN..................    20.39%+   14.70%+   17.83%+    0.74%+    7.01%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)..................  $24,066   $22,629   $24,146   $32,077   $42,974
Ratio of Expenses to Average
 Net Assets...................     1.00%     1.00%     1.00%     1.00%     0.90%
Ratio of Net Investment Income
 to Average Net Assets........     3.20%     3.51%     3.80%     3.84%     3.65%
Portfolio Turnover Rate.......       35%       21%       22%       24%       22%
Average Commission Rate #.....  $0.0510   $0.0511       N/A       N/A       N/A
--------------------------------------------------------------------------------
Voluntary Waived Fees and Ex-
 penses Assumed by the Adviser
 Per Share....................  $ 0.031   $ 0.037   $ 0.004   $ 0.001       N/A
Ratio of Expenses to Average
 Net Assets Including Expense
 Offsets......................     1.00%     1.00%     1.00%      N/A       N/A
--------------------------------------------------------------------------------

+ Total return would have been lower had certain fees not been waived during the periods indicated.
# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                           C & B BALANCED PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The C & B Balanced Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum long-term total return with minimal risk to principal by investing in a combined portfolio of common stocks which have a consistency and predictability in their earnings growth and investment grade fixed income securities.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

                           C & B BALANCED PORTFOLIO

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Cooke & Bieler, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.625% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company

                           C & B BALANCED PORTFOLIO

("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned $90,736 from the Portfolio as Administrator of which $76,870 was paid to CGFSC for its services as sub-Administrator.

D. CUSTODIAN: The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

G. PURCHASES AND SALES: For the year ended October 31, 1997, the Portfolio made purchases of $5,529,241 and sales of $8,595,815 of investment securities other than long-term U.S. Government and short-term securities. Purchases and sales of long-term U.S. Government securities were $2,025,543 and $617,531, respectively.

H. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolio had no borrowings under the agreement.

I. OTHER: At October 31, 1997, 54.2% of total shares outstanding were held by 3 record shareholders owning 10% or greater of the aggregate total shares outstanding.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors ofUAM Funds, Inc. and Shareholders of
C & B Balanced Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of C & B Balanced Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The C & B Balanced Portfolio hereby designates $1,921,313 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return. For the year ended October 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 25.8%. The percentage of income earned from direct treasury obligations for the year ended October 31, 1997 is 48.7%.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                            C & B EQUITY PORTFOLIO
                             FOR TAXABLE INVESTORS

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                        Peter M. Whitman, Jr.
Director, President                     Director
and Chairman
                                        William H. Park
John T. Bennett, Jr.                    Vice President
Director

Nancy J. Dunn                           Michael E. DeFao
Director                                Secretary

Philip D. English                       Karl O. Hartmann
Director                                Assistant Secretary

William A. Humenuk                      Gary L. French
Director                                Treasurer

                                        Robert R. Flaherty
Charles H. Salisbury, Jr.               Assistant Treasurer
Director and Executive
Vice President                          Gordon M. Shone
                                        Assistant Treasurer
-------------------------------------------------------------------------------
INVESTMENT ADVISER
 Cooke & Bieler, Inc.
 1700 Market Street
 Philadelphia, PA 19103
-------------------------------------------------------------------------------
ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110
-------------------------------------------------------------------------------
CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245
-------------------------------------------------------------------------------
LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103
-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110
-------------------------------------------------------------------------------
DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110
-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------


[LOGO OF UAM FUNDS
  APPEARS HERE]                    UAM Funds



                                 C & B EQUITY
                                   PORTFOLIO
                                  FOR TAXABLE
                                   INVESTORS

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1997

Dear Shareholder:

The following report provides a detailed description of the securities held and the financial statements for the Cooke & Bieler Equity Portfolio for Taxable Investors for the interim period from February 12, 1997 (inception) to October 31, 1997.

For this interim period, the Cooke & Bieler Equity Portfolio for Taxable Investors underperformed its benchmark index, the S&P 500 Index. Over this shortened, initial period, the Cooke & Bieler Equity Portfolio for Taxable Investors increased by 15.54% versus the S&P 500 Index being up 17.94%. Given the shortness of this reporting period, it is difficult to draw meaningful conclusions. So far, results are in-line with our expectations.

The fiscal year ended October 31, 1997 was an extraordinary period for the domestic equity markets when the S&P 500 Index generated a total return of 32.10%. This strong "up" market was even more spectacular since it followed periods in 1995 and 1996 when the markets also escalated at dramatic double digit levels. This current environment of exceptional returns is nearly unprecedented and well above the long-term historical, annual domestic returns of approximately 11%. This pattern is highly unlikely to continue at this extreme level of spectacular returns. Over the past twelve months, given Cooke & Bieler's approach which provides the benefit of investing in high quality growth companies while offering downside protection, our absolute performance, as expected, has been very competitive versus the market averages. Furthermore, our low risk philosophy has provided us with a very favorable risk-adjusted return.

As of October 31, 1997, common stocks represented 96% of the Portfolio, while cash reserves represented 4%.

Cooke & Bieler is employing an investment process designed to help produce above-average, after-tax, long-term results, with particularly strong relative results in flat and down markets. The strong fundamental characteristics of companies held in the Cooke & Bieler Equity Portfolio for Taxable Investors should provide this downside protection. These high quality characteristics, as compared to the S&P 500 Index, include (1) balance sheet strength measured by a relatively low debt-to-capital ratio, (2) high levels of return on equity and return on capital, (3) consistent growth in earnings and dividends, and
(4) use of excess cash flow to repurchase stock.

Sincerely,

/s/ Peter A. Thompson


Peter A. Thompson



The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers and did not assume expenses on behalf of the Portfolio, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
--------------------------------------------------------------------------------
    COMPARISON OF CHANGE IN VALUE OF $10,000 PURCHASE IN THE C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS AND THE STANDARD & POOR'S 500 INDEX (S&P 500).

               TOTAL RETURN**FOR PERIOD ENDED OCTOBER 31, 1997
             ---------------------------------------------------
                                SINCE 2/12/97*
             ---------------------------------------------------
                                    15.54%
             ---------------------------------------------------

                                 C & B Equity
                                 Portfolio for
              Date            Taxable Investors+       S&P 500 Index
              ----            ------------------       -------------
             2/12/97*              $10,000                $10,000
            10/31/97                11,554                 11,794

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.

 * Commencement of Operations
** Total return reflects fees waived and expenses assumed by the Adviser.
   Without such waiver of fees and expenses assumed, total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                                 SHARES  VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (96.4%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.6%)
 Boeing Co. ....................................................   400  $ 19,150
 Raytheon Co. ..................................................   300    16,275
                                                                        --------
                                                                          35,425
--------------------------------------------------------------------------------
AUTOMOTIVE (1.9%)
 Genuine Parts Co. .............................................   600    18,787
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (5.2%)
 Anheuser-Busch Cos., Inc. .....................................   400    15,975
 UST, Inc. ..................................................... 1,200    35,925
                                                                        --------
                                                                          51,900
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (5.3%)
 Dover Corp. ...................................................   300    20,250
 General Signal Corp. ..........................................   800    32,100
                                                                        --------
                                                                          52,350
--------------------------------------------------------------------------------
CHEMICALS (4.6%)
 Eastman Chemical Co. ..........................................   300    17,888
 Hercules, Inc. ................................................   600    27,525
                                                                        --------
                                                                          45,413
--------------------------------------------------------------------------------
CONSTRUCTION (6.3%)
 Fluor Corp. ...................................................   700    28,787
 Sherwin-Williams Co. .......................................... 1,200    33,300
                                                                        --------
                                                                          62,087
--------------------------------------------------------------------------------
CONSUMER DURABLES (4.4%)
 Corning, Inc. .................................................   600    27,075
 Rubbermaid, Inc. ..............................................   700    16,844
                                                                        --------
                                                                          43,919
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (7.7%)
 Hasbro, Inc. .................................................. 1,000    29,000
 International Flavors & Fragrances, Inc. ......................   600    29,025
 NIKE, Inc., Class B............................................   400    18,800
                                                                        --------
                                                                          76,825
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                                 SHARES  VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
ELECTRONICS (5.9%)
 AMP, Inc. .....................................................   500  $ 22,500
 Grainger (W.W.), Inc. .........................................   200    17,487
 Motorola, Inc. ................................................   300    18,525
                                                                        --------
                                                                          58,512
--------------------------------------------------------------------------------
ENERGY (9.6%)
 Burlington Resources, Inc. ....................................   900    44,044
 Exxon Corp. ...................................................   400    24,575
 Royal Dutch Petroleum Co. (NY Shares)..........................   500    26,312
                                                                        --------
                                                                          94,931
--------------------------------------------------------------------------------
FINANCIAL SERVICES (13.7%)
 EXEL Ltd. .....................................................   700    42,306
 Marsh & McLennan Cos., Inc. ...................................   500    35,500
 MBIA, Inc. ....................................................   600    35,850
 State Street Corp. ............................................   400    22,300
                                                                        --------
                                                                         135,956
--------------------------------------------------------------------------------
MANUFACTURING (5.1%)
 Dana Corp. ....................................................   600    28,088
 Pall Corp. .................................................... 1,100    22,756
                                                                        --------
                                                                          50,844
--------------------------------------------------------------------------------
MULTI-INDUSTRY (5.8%)
 National Service Industries, Inc. .............................   600    26,550
 Whitman Corp. ................................................. 1,200    31,500
                                                                        --------
                                                                          58,050
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (7.7%)
 International Business Machines Corp. .........................   300    29,419
 Pitney Bowes, Inc. ............................................   300    23,794
 Xerox Corp. ...................................................   300    23,794
                                                                        --------
                                                                          77,007
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                               SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
PHARMACEUTICALS (4.0%)
 Bristol-Myers Squibb Co......................................     200 $ 17,550
 Schering-Plough Corp. .......................................     400   22,425
                                                                       --------
                                                                         39,975
-------------------------------------------------------------------------------
SERVICES (5.6%)
 Service Corp. International..................................   1,300   39,569
 Sysco Corp. .................................................     400   16,000
                                                                       --------
                                                                         55,569
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $880,207)...........................          957,550
-------------------------------------------------------------------------------
                                                                FACE
                                                               AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.5%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.5%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due 11/3/97, to be repurchased at $35,016, collateralized by $33,557 of
  various U.S. Treasury Notes,
  5.50%-8.75% due from 5/15/00-6/30/02, valued at $35,020
  (COST $35,000).............................................. $35,000   35,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%) (COST $915,207)(A)..................          992,550
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)...........................              642
-------------------------------------------------------------------------------
NET ASSETS (100%).............................................         $993,192
================================================================================

 +  See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $915,387. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $77,163. This consisted of aggregate gross unrealized appreciation for all securities of $98,852 and aggregate gross unrealized depreciation for all securities of $21,689.

   The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost.............................................. $  915,207
                                                                    ==========
 Investments, at Value............................................. $  992,550
 Receivable for Fund Shares Sold...................................     22,000
 Receivable due from Investment Adviser--Note B....................      5,823
 Dividends Receivable..............................................        690
 Interest Receivable...............................................          6
 Other Assets......................................................         17
-------------------------------------------------------------------------------
  Total Assets.....................................................  1,021,086
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Administrative Fees--Note C...........................      3,748
 Payable for Directors' Fees--Note F...............................        597
 Due to Custodian Bank.............................................         46
 Payable for Custodian Fees--Note D................................         36
 Other Liabilities.................................................     23,467
-------------------------------------------------------------------------------
  Total Liabilities................................................     27,894
-------------------------------------------------------------------------------
NET ASSETS......................................................... $  993,192
===============================================================================
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $  921,426
 Undistributed Net Investment Income...............................      1,243
 Accumulated Net Realized Loss.....................................     (6,820)
 Unrealized Appreciation...........................................     77,343
-------------------------------------------------------------------------------
NET ASSETS......................................................... $  993,192
===============================================================================
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000)......................................................     86,713
 Net Asset Value, Offering and Redemption Price Per Share.......... $    11.45
===============================================================================

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
STATEMENT OF OPERATIONS
For the Period from February 12, 1997* to October 31, 1997

---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.....................................................         $  8,421
 Interest......................................................            3,946
---------------------------------------------------------------------------------
  Total Income.................................................           12,367
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B..............................
  Basic Fees................................................... $3,003
  Less: Fees Waived............................................ (3,003)      --
                                                                ------
 Administrative Fees--Note C...................................           23,712
 Registration and Filing Fees..................................           27,674
 Audit Fees....................................................           15,667
 Printing Fees.................................................           12,776
 Directors' Fees--Note F.......................................            1,655
 Custodian Fees--Note D........................................              418
 Other Expenses................................................            3,726
 Expenses Assumed by the Adviser--Note B.......................          (80,823)
---------------------------------------------------------------------------------
  Total Expenses...............................................            4,805
 Expense Offset--Note A........................................              --
---------------------------------------------------------------------------------
  Net Expenses.................................................            4,805
---------------------------------------------------------------------------------
NET INVESTMENT INCOME..........................................            7,562
---------------------------------------------------------------------------------
NET REALIZED LOSS ON INVESTMENTS...............................           (6,820)
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVEST-
 MENTS.........................................................           77,343
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS........................................           70,523
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........         $ 78,085
=================================================================================

* Commencement of Operations


    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
STATEMENT OF CHANGES IN NET ASSETS

                                                                    FEBRUARY 12,
                                                                      1997* TO
                                                                    OCTOBER 31,
                                                                        1997
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.............................................   $  7,562
 Net Realized Loss.................................................     (6,820)
 Net Change in Unrealized Appreciation/Depreciation ...............     77,343
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.............     78,085
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.............................................     (6,319)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued............................................................    934,577
      --In Lieu of Cash Distributions..............................      3,375
 Redeemed..........................................................    (16,526)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.....................    921,426
--------------------------------------------------------------------------------
 Total Increase....................................................    993,192
Net Assets:
 Beginning of Period...............................................          -
--------------------------------------------------------------------------------
 End of Period (including undistributed net investment income of
  $1,243)..........................................................   $993,192
===============================================================================
(1)  Shares Issued and Redeemed:
     Shares Issued.................................................     88,006
     In Lieu of Cash Distributions.................................        301
     Shares Redeemed...............................................     (1,594)
--------------------------------------------------------------------------------
                                                                        86,713
===============================================================================

* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                           FEBRUARY 12, 1997***
                                                                    TO
                                                             OCTOBER 31, 1997
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......................       $ 10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income....................................          0.11
 Net Realized and Unrealized Gain.........................          1.44
-------------------------------------------------------------------------------
  Total From Investment Operations........................          1.55
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income....................................         (0.10)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD............................       $ 11.45
===============================================================================
TOTAL RETURN..............................................         15.54%+**
===============================================================================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).....................       $   993
Ratio of Expenses to Average Net Assets...................          1.00%*
Ratio of Net Investment Income to Average Net Assets......          1.57%*
Portfolio Turnover Rate...................................             3%
Average Commission Rate...................................       $0.0502
-------------------------------------------------------------------------------
Voluntarily Waived Fees and Expenses Assumed by the Ad-
 viser Per Share..........................................       $  1.27
Ratio of Expenses to Average Net Assets Including Expense
 Offsets..................................................          1.00%*
-------------------------------------------------------------------------------

 *  Annualized
 ** Not Annualized
*** Commencement of Operations
 + Total return would have been lower had certain fees not been waived and assumed during the period.


   The accompanying notes are an integral part of the financial statements.

                 C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The C & B Equity Portfolio for Taxable Investors (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum long-term, after tax total return consistent with minimizing risk to principal by investing in common stocks of companies which have a consistency and predictability in their earnings growth.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  At October 31, 1997 the C & B Equity Portfolio for Taxable Investors had available a capital loss carryover for Federal income tax purposes of $6,641 which will expire on October 31, 2005.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

                 C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and in-kind transactions.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Cooke & Bieler, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.625% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services,

                 C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period ended October 31, 1997, UAM Fund Services, Inc. earned $23,712 from the Portfolio as Administrator of which $23,521 was paid to CGFSC for its services as sub-Administrator.

D. CUSTODIAN: The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

G. PURCHASES AND SALES: For the year ended October 31, 1997, the Portfolio made purchases of $903,286 and sales of $16,258 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

H. OTHER: At October 31, 1997, 57.1% o f total shares outstanding were held by 3 record shareholders owning 10% or greater of the aggregate total shares outstanding.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors ofUAM Funds, Inc. and Shareholders of
C & B Equity Portfolio for Taxable Investors

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the C & B Equity Portfolio for Taxable Investors (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997


-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the period from February 12, 1997 to October 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 100.0%.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                            C & B EQUITY PORTFOLIO

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                                Peter M. Whitman, Jr.
Director, President                             Director
and Chairman
                                                William H. Park
John T. Bennett, Jr.                            Vice President
Director
                                                Michael E. DeFao
Nancy J. Dunn                                   Secretary
Director
                                                Karl O. Hartmann
Philip D. English                               Assistant Secretary
Director
                                                Gary L. French
William A. Humenuk                              Treasurer
Director
                                                Robert R. Flaherty
Charles H. Salisbury, Jr.                       Assistant Treasurer
Director and Executive
Vice President                                  Gordon M. Shone
                                                Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Cooke & Bieler, Inc.
 1700 Market Street
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------


                       [LOGO OF UAM FUNDS APPEARS HERE]

                                 C & B EQUITY
                                   PORTFOLIO

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1997

Dear Shareholder:

The following report provides a detailed description of the securities held and the financial statements for the Cooke & Bieler Equity Portfolio for the year ended October 31, 1997.

For this period, the Cooke & Bieler Equity Portfolio underperformed its benchmark index, the S&P 500 Index. Over this period, the Cooke & Bieler Equity Portfolio rose 30.43% versus 32.10% for the S&P 500. Given Cooke & Bieler's "high quality, low risk" philosophy and given the generous returns for this twelve month period, these results are not out of line with the expectations of the Cooke & Bieler style nor inconsistent with the firm's philosophy.

The fiscal year ended October 31, 1997 was an extraordinary period for the domestic equity markets when the S&P 500 Index generated a total return of 32.10%. This strong "up" market was even more spectacular since it followed periods in 1995 and 1996 when the markets also escalated at dramatic double digit levels. This current environment of exceptional returns is nearly unprecedented and well above the long-term historical, annual domestic returns of approximately 11%. This pattern is highly unlikely to continue at this extreme level of spectacular returns. Over the past twelve months, given Cooke & Bieler's approach which provides the benefit of investing in high quality growth companies while offering downside protection, our absolute performance, as expected, has been very competitive versus the market averages. Furthermore, our low risk philosophy has provided us with a very favorable risk-adjusted return.

As of October 31, 1997, common stocks represented 96% of the Portfolio, while cash reserves represented 4%.

Cooke & Bieler continues to employ an investment process designed to help produce above average long-term results, with particularly strong relative results in flat and down markets. The strong fundamental characteristics of the companies held in the Cooke & Bieler Equity Portfolio should provide this downside protection. These high quality characteristics, as compared to the S&P 500, include (1) balance sheet strength measured by a relatively low debt to capital ratio, (2) high levels of return on equity and return on capital,
(3) consistent growth in earnings and dividends, and (4) use of excess cash flow to repurchase stock.

Sincerely,

/s/ Peter A. Thompson

Peter A. Thompson

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
--------------------------------------------------------------------------------
           COMPARISON OF CHANGE IN VALUE OF $10,000 PURCHASE IN THE
     C & B EQUITY PORTFOLIO AND THE STANDARD & POOR'S 500 INDEX (S&P 500).

                           [LINE GRAPH APPEARS HERE]

                   C & B EQUITY PORTFOLIO         S&P 500 INDEX
                   ----------------------         -------------
 5/15/90*                  10,000                     10,000
10/31/90                    9,738                      9,200
10/31/91                   12,708                     11,000
10/31/92                   14,070                     12,000
10/31/93                   14,599                     14,383
10/31/94                   15,280                     14,938
10/31/95                   18,684                     18,883
10/31/96                   22,793                     23,430
10/31/97                   29,729                     30,951

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.

 * Commencement of Operations
** Total return reflects fees waived and expenses assumed by the Adviser.
   Without such waiver of fees and expenses assumed, total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

C & B EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (96.4%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (5.9%)
 Boeing Co................................................  92,900 $  4,447,587
 Raytheon Co. ............................................  81,000    4,394,250
                                                                   ------------
                                                                      8,841,837
-------------------------------------------------------------------------------
AUTOMOTIVE (5.3%)
 Eaton Corp. .............................................  29,000    2,802,125
 Genuine Parts Co. ....................................... 147,000    4,602,937
 Snap-On, Inc.............................................  14,000      602,000
                                                                   ------------
                                                                      8,007,062
-------------------------------------------------------------------------------
BANKS (1.5%)
 Wachovia Corp............................................  30,000    2,259,375
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (5.6%)
 Anheuser-Busch Cos., Inc.................................  91,000    3,634,313
 McDonald's Corp..........................................  36,000    1,613,250
 UST, Inc. ............................................... 105,300    3,152,419
                                                                   ------------
                                                                      8,399,982
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (2.5%)
 McGraw-Hill Cos., Inc....................................  57,300    3,745,987
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (4.6%)
 Dover Corp. .............................................  76,300    5,150,250
 General Signal Corp......................................  42,000    1,685,250
                                                                   ------------
                                                                      6,835,500
-------------------------------------------------------------------------------
CHEMICALS (3.8%)
 Eastman Chemical Co. ....................................  47,500    2,832,188
 Hercules, Inc............................................  47,000    2,156,125
 Nalco Chemical Co. ......................................  17,400      696,000
                                                                   ------------
                                                                      5,684,313
-------------------------------------------------------------------------------
CONSTRUCTION (6.0%)
 Fluor Corp...............................................  92,000    3,783,500
 Sherwin-Williams Co...................................... 185,000    5,133,750
                                                                   ------------
                                                                      8,917,250
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
CONSUMER DURABLES (4.5%)
 Corning, Inc.............................................  80,000 $  3,610,000
 Rubbermaid, Inc.......................................... 131,000    3,152,187
                                                                   ------------
                                                                      6,762,187
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (5.0%)
 Hasbro, Inc. ............................................ 144,000    4,176,000
 International Flavors & Fragrances, Inc..................  39,500    1,910,813
 NIKE, Inc., Class B......................................  27,700    1,301,900
                                                                   ------------
                                                                      7,388,713
-------------------------------------------------------------------------------
ELECTRONICS (5.0%)
 AMP, Inc.................................................  88,000    3,960,000
 Grainger (W.W.), Inc.....................................  23,000    2,011,063
 Motorola, Inc............................................  25,000    1,543,750
                                                                   ------------
                                                                      7,514,813
-------------------------------------------------------------------------------
ENERGY (10.5%)
 Burlington Resources, Inc................................ 110,500    5,407,594
 Exxon Corp...............................................  74,000    4,546,375
 Royal Dutch Petroleum Co. (NY Shares).................... 109,200    5,746,650
                                                                   ------------
                                                                     15,700,619
-------------------------------------------------------------------------------
FINANCIAL SERVICES (13.0%)
 EXEL Ltd. ...............................................  86,000    5,197,625
 Marsh & McLennan Cos., Inc...............................  86,200    6,120,200
 MBIA, Inc................................................  72,000    4,302,000
 State Street Corp........................................  70,000    3,902,500
                                                                   ------------
                                                                     19,522,325
-------------------------------------------------------------------------------
MANUFACTURING (3.6%)
 Dana Corp................................................  68,900    3,225,381
 Pall Corp. .............................................. 107,200    2,217,700
                                                                   ------------
                                                                      5,443,081
-------------------------------------------------------------------------------
MULTI-INDUSTRY (3.9%)
 National Service Industries, Inc. .......................  28,700    1,269,975
 Whitman Corp............................................. 176,000    4,620,000
                                                                   ------------
                                                                      5,889,975
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                         SHARES      VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
OFFICE EQUIPMENT (8.7%)
 International Business Machines Corp. ...............     43,400 $  4,255,913
 Pitney Bowes, Inc....................................     55,000    4,362,187
 Xerox Corp...........................................     56,000    4,441,500
                                                                  ------------
                                                                    13,059,600
-------------------------------------------------------------------------------
PAPER & PACKAGING (0.4%)
 Sonoco Products Co. .................................     18,000      579,375
-------------------------------------------------------------------------------
PHARMACEUTICALS (3.4%)
 Bristol-Myers Squibb Co. ............................     36,000    3,159,000
 Merck & Co., Inc.....................................     17,000    1,517,250
 Schering-Plough Corp.................................      8,300      465,318
                                                                  ------------
                                                                     5,141,568
-------------------------------------------------------------------------------
SERVICES (3.2%)
 Service Corp. International..........................    148,500    4,519,969
 Sysco Corp...........................................      5,500      220,000
                                                                  ------------
                                                                     4,739,969
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $109,600,186)...............             144,433,531
-------------------------------------------------------------------------------
                                                          FACE
                                                         AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.8%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/3/97, to be repurchased at $7,172,346,
  collateralized by $6,873,443 of various
  U.S. Treasury Notes, 5.50%-8.75% due from 5/15/00-
  6/30/02, valued at $7,173,044 (COST $7,169,000)..... $7,169,000    7,169,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%) (COST $116,769,186)(A).....             151,602,531
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.2%)..................              (1,754,213)
-------------------------------------------------------------------------------
NET ASSETS (100%).....................................            $149,848,318
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $116,790,073. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $34,812,458. This consisted of aggregate gross unrealized appreciation for all securities of $36,860,034 and aggregate gross unrealized depreciation for all securities of $2,047,576.

   The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................. $116,769,186
                                                                   ============
 Investments, at Value............................................ $151,602,531
 Cash.............................................................          911
 Receivable for Investments Sold..................................      902,916
 Dividends Receivable.............................................      115,148
 Receivable for Fund Shares Sold..................................        5,100
 Interest Receivable..............................................        1,115
 Other Assets.....................................................        3,579
-------------------------------------------------------------------------------
  Total Assets....................................................  152,631,300
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased................................    2,449,627
 Payable for Fund Shares Redeemed.................................      199,200
 Payable for Investment Advisory Fees--Note B.....................       82,269
 Payable for Administrative Fees--Note C..........................       17,060
 Payable for Custodian Fees--Note D...............................        7,956
 Payable for Directors' Fees--Note F..............................          939
 Other Liabilities................................................       25,931
-------------------------------------------------------------------------------
  Total Liabilities...............................................    2,782,982
-------------------------------------------------------------------------------
NET ASSETS........................................................ $149,848,318
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $ 79,885,124
 Undistributed Net Investment Income..............................      217,315
 Accumulated Net Realized Gain....................................   34,912,534
 Unrealized Appreciation..........................................   34,833,345
-------------------------------------------------------------------------------
NET ASSETS........................................................ $149,848,318
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000).....................................................    8,969,352
 Net Asset Value, Offering and Redemption Price Per Share......... $      16.71
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1997

----------------------------------------
INVESTMENT INCOME
 Dividends...............   $ 2,670,430
 Interest................       583,680
----------------------------------------
  Total Income...........     3,254,110
----------------------------------------
EXPENSES
 Investment Advisory
  Fees--Note B...........       882,890
 Administrative Fees--
  Note C.................       194,278
 Custodian Fees--Note D..        14,914
 Directors' Fees--Note F.         3,746
 Other Expenses..........        77,671
----------------------------------------
  Total Expenses.........     1,173,499
 Expense Offset--Note A..          (117)
----------------------------------------
  Net Expenses...........     1,173,382
----------------------------------------
NET INVESTMENT INCOME....     2,080,728
----------------------------------------
NET REALIZED GAIN ON IN-
 VESTMENTS...............    35,177,992
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 ON INVESTMENTS..........       242,155
----------------------------------------
NET GAIN ON INVESTMENTS..    35,420,147
----------------------------------------
NET INCREASE IN NET AS-
 SETS RESULTING FROM OP-
 ERATIONS................   $37,500,875
----------------------------------------
----------------------------------------


    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED    YEAR ENDED
                                                      OCTOBER 31,    OCTOBER 31,
                                                          1997          1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..............................  $  2,080,728  $   4,139,389
 Net Realized Gain..................................    35,177,992     45,211,776
 Net Change in Unrealized Appreciation/Depreciation.       242,155     (3,731,843)
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions............................................    37,500,875     45,619,322
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..............................    (2,213,453)    (4,276,922)
 Net Realized Gain..................................   (39,513,464)   (11,481,231)
----------------------------------------------------------------------------------
  Total Distributions...............................   (41,726,917)   (15,758,153)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued.............................................    25,737,881     16,594,738
   --In Lieu of Cash Distributions..................    35,929,474     14,951,054
 Redeemed...........................................   (76,637,337)  (138,175,569)
----------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions......   (14,969,982)  (106,629,777)
----------------------------------------------------------------------------------
 Total Decrease.....................................   (19,196,024)   (76,768,608)
Net Assets:
 Beginning of Period................................   169,044,342    245,812,950
----------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income of $217,315 and $350,040, respective-
  ly)...............................................  $149,848,318  $ 169,044,342
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.....................................     1,709,189        987,019
  In Lieu of Cash Distributions.....................     2,681,613        944,442
  Shares Redeemed...................................    (4,870,660)    (8,159,088)
----------------------------------------------------------------------------------
                                                          (479,858)    (6,227,627)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         YEARS ENDED OCTOBER 31,
                                      ------------------------------------------
                                 1997      1996      1995      1994      1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................  $  17.89  $  15.68  $  13.13  $  13.06  $  13.29
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net Investment Income.......      0.25      0.36      0.34      0.31      0.28
 Net Realized and Unrealized
  Gain.......................      3.82      2.94      2.55      0.28      0.24
--------------------------------------------------------------------------------
  Total From Investment Oper-
   ations....................      4.07      3.30      2.89      0.59      0.52
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.......     (0.26)    (0.35)    (0.34)    (0.30)    (0.26)
 Net Realized Gain...........     (4.99)    (0.74)      --      (0.18)    (0.49)
 In Excess of Net Realized
  Gain.......................       --        --        --      (0.04)      --
--------------------------------------------------------------------------------
  Total Distributions........     (5.25)    (1.09)    (0.34)    (0.52)    (0.75)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERI-
 OD..........................  $  16.71  $  17.89  $  15.68  $  13.13  $  13.06
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.................     30.43%    21.99%    22.28%     4.67%     4.05%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands).................  $149,848  $169,044  $245,813  $208,937  $209,153
Ratio of Expenses to Average
 Net Assets..................      0.83%     0.81%     0.79%     0.82%     0.82%
Ratio of Net Investment
 Income to Average
 Net Assets..................      1.47%     1.92%     2.35%     2.39%     2.28%
Portfolio Turnover Rate......        55%       29%       42%       46%       21%
Average Commission Rate #....  $ 0.0509  $ 0.0508       N/A       N/A       N/A
--------------------------------------------------------------------------------
Ratio of Expenses to Average
 Net Assets Including Expense
 Offsets.....................      0.83%     0.80%     0.78%      N/A       N/A
--------------------------------------------------------------------------------

# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                            C & B EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The C & B Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum long-term total return with minimal risk to principal by investing in common stocks which have a consistency and predictability in their earnings growth.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These

                            C & B EQUITY PORTFOLIO
  differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and in-kind transactions.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Cooke & Bieler, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.625% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned $194,278 from the Portfolio as Administrator of which $137,773 was paid to CGFSC for its services as sub-Administrator.

                            C & B EQUITY PORTFOLIO

D. CUSTODIAN: The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

G. PURCHASES AND SALES: For the year ended October 31, 1997, the Portfolio made purchases of $72,908,020 and sales of $122,359,666 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

H. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolio had no borrowings under the agreement.

I. OTHER: At October 31, 1997, 24.6% of total shares outstanding were held by 2 record shareholders owning 10% or greater of the aggregate total shares outstanding.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
C & B Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the C & B Equity Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The C & B Equity Portfolio hereby designates $38,563,811 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return. For the year ended October 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 68.8%.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                                DSI PORTFOLIOS

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer             Peter M. Whitman, Jr.
Director, President          Director
and Chairman

Nancy J. Dunn                William H. Park
Director                     Vice President

John T. Bennett, Jr.         Michael E. DeFao
Director                     Secretary

Philip D. English            Karl O. Hartmann
Director                     Assistant Secretary

William A. Humenuk           Gary L. French
Director                     Treasurer

Charles H. Salisbury, Jr.    Robert R. Flaherty
Director and Executive       Assistant Treasurer
Vice President

                             Gordon M. Shone
                             Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Dewey Square Investors Corporation
 One Financial Center
 Boston, MA 02111

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                       [LOGO OF UAM FUNDS APPEARS HERE]

                                DSI PORTFOLIOS

-------------------------------------------------------------------------------



                                 ANNUAL REPORT
                               OCTOBER 31, 1997

UAM FUNDS                                                         DSI PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Portfolio of Investments
  Disciplined Value.........................................................   7
  Limited Maturity Bond.....................................................  10
  Money Market..............................................................  16
Statement of Assets and Liabilities.........................................  18
Statement of Operations.....................................................  19
Statement of Changes in Net Assets
  Disciplined Value.........................................................  20
  Limited Maturity Bond.....................................................  21
  Money Market..............................................................  22
Financial Highlights
  Disciplined Value.........................................................  23
  Limited Maturity Bond.....................................................  24
  Money Market..............................................................  25
Notes to Financial Statements...............................................  26
Report of Independent Accountants...........................................  33

--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to report on the investment results and strategies for the DSI Disciplined Value Portfolio, the DSI Limited Maturity Bond Portfolio and the DSI Money Market Portfolio.

DISCIPLINED VALUE PORTFOLIO

The Disciplined Value Portfolio Institutional Class Shares posted a net performance of 28.99% for the year ended October 31, 1997. In the same time period the Standard & Poor's 500 Index ("S&P 500") returned 32.10% and the Lipper Equity Income Funds Average (the Portfolio's category) returned 27.08%.

The bull market run which began in 1995 and continued into the summer of 1997 hit a brick wall in August, 1997. The idyllic environment of low inflation, rising corporate earnings and falling interest rates had boosted investor confidence and stock prices all year long. Nothing much has changed on this front, but the market experienced a much needed correction anyway. The S&P 500 declined 5.6% in August (the worst one month decline since August, 1990), then rallied back in September only to fall another 3.3% in October. For a full quarter, the S&P 500 fell 3.8%, the worst fiscal quarter since quarter-end April, 1994.

The Disciplined Value Portfolio performed very well for the quarter ending October 1997, picking up all of its relative gain in the August decline. We were pleased to see that our valuation advantages allowed us to weather the squall with little damage. For the fiscal year, we still trailed the market slightly, but we hope that the fiscal fourth quarter is a precursor to a better fiscal 1998.

Market breadth improved during the quarter ending October 1997, as the NASDAQ Composite Index returned 0.0% and the Russell 2000 actually advanced 5.0%. The Disciplined Value Portfolio benefited from a halt in the upward charge of the super large-capitalization stocks. Earnings warnings by Wall Street darlings Coca Cola, Gillette, Proctor & Gamble, and Merck focused money managers' scrutiny on the generous valuation of the "super caps." These widely held stocks were all down for the quarter. Focus shifted to the broader market and money flowed into previously neglected areas where valuations appear more realistic. However, the Disciplined Value Portfolio is more equal-weighted than the super large-capitalization S&P 500, and thus profited from the broader market rise.

EQUITY MARKET OUTLOOK

What's next? The environment today is not markedly different from three months ago. Absolute valuation measures of the equity market (price/earnings, price/book value, price/sales, price/dividends) are all high, but valuation typically is not the cause of a change in the market's direction. The economic underpinnings to current valuations remain in place: inflation appears under control, economic growth is healthy, and interest rates are at multi-year lows.

S&P 500 earnings growth over the past three years has averaged 15% per annum, while the inflation rate has averaged less than 3% per annum. This combination tops even the 1960-66 cycle, which averaged 13% per annum profit growth and 2% inflation. Parenthetically, the decade of the 1960's was marked by high absolute valuation measures in the equity market--similar to today's levels. High valuation levels tend to leave investors skittish, hence the short-term volatility we witnessed over the summer is likely to continue.

As he did in March of this year, Mr. Greenspan recently reminded us that he is the ever vigilant watchdog of inflation and quite capable of making a pre-emptive move should he sniff out even a hint of rising inflation. We believe the Open Market Committee of the Federal Reserve Board will boost the discount rate again at some point in the next six months, and we further believe this could cause the stock market to correct. But unless that rate hike is perceived to be the first of many, we believe that any such stock market correction will be shallow and short-lived, much as it was in March of this year.

As we move through the current third calendar quarter earnings reporting period, we are encouraged by overall results. Inflation is still benign and a rapid rise in interest rates to a potentially dangerous (to stocks) 7% on the ten-year Government bond appears unlikely, hence the Disciplined Value Portfolio remains fully invested.

LIMITED MATURITY BOND PORTFOLIO

The Limited Maturity Bond Portfolio posted a net performance of 6.93% for the year ended October 31, 1997. In the same time period, the Merrill Lynch 1-4.99 Year Corporate/Government Bond Index returned 6.93% and the Lipper 1-5 Year Short Investment Grade Debt Funds Average (the Portfolio's category) returned 6.12%.

The year ending October, 1997 can be divided into two periods. The first period from October, 1996 through mid-April saw interest rates rise; the second period through fiscal year-end saw rates decline and close moderately lower than twelve months earlier. For example, the 5-year maturity US Treasury note began the fiscal year at 6.07%, reached a high of 6.86% in mid-April, and then declined to 5.72% on October 31. These interest rate swings occurred during a period where the Federal Reserve saw the need to increase short term interest rates on only one occasion--by 1/4 point to 5.50% in March, 1997.

In the first half of our reporting period, interest rates moved higher in the belief that a continued strong economy would generate higher inflation and force the Federal Reserve to move interest rates higher. However, by mid-April, psychology changed for a variety of reasons.

Inflation had failed to show signs of increasing and, indeed, has recently slackened to the lowest level in a decade. Strong economic growth and record high employment brought the 1997 federal budget deficit down to just under $23 billion from $107 a year earlier. This gave rise to the intriguing notion that a shortage of US Treasury securities might be developing for investment.

In the first eight months of calendar 1997, foreign investors bought $147 billion of US Treasuries partly in response to our ongoing trade deficits but, also, in recognition that yields in America were higher than other developed countries such as Japan, Canada, France and Germany. An appreciating US dollar, also, acted as a magnet for foreign investment. Finally, the currency and stock market crises which began in Thailand and rapidly spread throughout the Pacific Rim, Latin America, and Eastern Europe appear to have encouraged investment in "safe haven" US bonds.

Looking forward we believe that we are ending a period where all the good news has been priced into the US bond market. Bottlenecks are developing in the US economy in the ability of railroads and trucks to efficiently distribute goods around the nation. Record high employment and low (4.7%) unemployment are creating labor shortages.

Internationally we may be witnessing a sea change in Japanese thinking as that country allows inefficient financial institutions to fail. The fall out may be a repatriation of dollar denominated assets home to Japan with resulting higher yields in America.

On the basis of our belief that interest rates may rise moderately we are targeting an effective duration for the Limited Maturity Portfolio of 2.0 years versus 2.3 years for the Merrill Lynch 1-4.99 Year Corporate/ Government Bond Index.

We continue to maintain our bias by investing in so-called "spread" product, sectors of the market which provide important yield advantages over US Treasury securities. More recently, corporate spreads and those of some Yankee borrowers have widened moderately as we move towards calendar year end 1997. We expect that we will be increasing our percentage holdings in these areas soon. On the other hand, mortgage-backed securities have narrowed over the past several months making them slightly less attractive than before.

MONEY MARKET PORTFOLIO

The Money Market Portfolio had a 7 day current yield (compounded) as of October 31, 1997 of 5.51% versus 5.15% for the IBC's Money Fund Average/All-Taxable.

We continue to pursue a strategy of investing in only the highest quality short-term investments for the portfolio. Within this framework, we seek to find the best yielding commercial paper and repurchase agreement dealers for the portfolio. The Portfolio is currently invested 79.2% in discount commercial paper, 20.6% in repurchase agreements and 9.9% in Corporate Bonds and US Government sponsored enterprises. The portfolio's average days to maturity has also been extended to take advantage of higher yielding issues. For your information, the Money Market Portfolio is neither insured nor guaranteed by the US Government and there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

Sincerely,

/s/ Peter M. Whitman, Jr.

Peter M. Whitman, Jr.
President & Chief Investment Officer
Dewey Square Investors Corp.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Yields will fluctuate as market conditions change. If it were not for the Adviser's temporary fee waiver, the yield of the Money Market Portfolio would be lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
--------------------------------------------------------------------------------
          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN
          THE DSI DISCIPLINED VALUE PORTFOLIO INSTITUTIONAL CLASS
                AND THE STANDARD & POOR'S 500 INDEX (S&P 500)

-----------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN
                FOR PERIOD ENDED OCTOBER 31, 1997
-----------------------------------------------------------------
            INSTITUTIONAL                   INSTITUTIONAL SERVICE
            CLASS SHARES                        CLASS SHARES
-----------------------------------------------------------------
1 YEAR      5 YEARS      SINCE 12/12/89*       SINCE 5/23/97*
-----------------------------------------------------------------
28.99%      19.17%            13.75%                 9.31%
-----------------------------------------------------------------

                          [LINE GRAPH APPEARS HERE]


                             DSI DISCIPLINED
                             VALUE PORTFOLIO
                             INSTITUTIONAL CLASS**+     S&P 500 INDEX+
12/12/89*                         10,000                    10,000
10/31/90                           8,074                     8,855
10/31/91                          10,735                    11,815
10/31/92                          11,502                    12,990
10/31/93                          14,024                    14,927
10/31/94                          14,512                    15,875
10/31/95                          17,432                    20,068
10/31/96                          21,427                    24,900
10/31/97                          27,639                    32,892


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations
** The graph presents the performance of the Institutional Class shares which have been in existence since the Portfolio's inception. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees assessed to that Class.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative Index
                      -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Please note that one cannot invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE DSI LIMITED MATURITY BOND PORTFOLIO, THE LIPPER 1-5 YEAR SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE, AND THE MERRILL LYNCH 1-4.99 YEAR CORPORATE/GOVERNMENT BOND INDEX

                      ----------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                       FOR PERIOD ENDED OCTOBER 31, 1997
                      ----------------------------------
                        1 YEAR   5 YEAR  SINCE 12/18/89*
                      ----------------------------------
                         6.93%   5.07%       6.81%
                      ----------------------------------

                                                         LIPPER 1-5 YEAR         MERRILLE LYNCH
                                                         SHORT INVESTMENT          1-4.99 YEAR
                              DSI LIMITED MATURITY       GRADE DEBT FUNDS     CORPORATE/GOVERNMENT
                                 BOND PORTFOLIO+            AVERAGE+                BOND INDEX+
              12/18/89*            10,000                   10,000                   10,000
              10/31/90             10,489                   10,561                   10,694
              10/31/91             11,928                   11,806                   12,024
              10/31/92             13,123                   12,810                   13,141
              10/31/93             13,808                   13,734                   14,149
              10/31/94             13,617                   13,748                   14,074
              10/31/95             14,921                   14,956                   15,549
              10/31/96             15,718                   15,770                   16,446
              10/31/97             16,807                   16,735                   17,586

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

* Commencement of Operations
+ The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions.

                     Definitions of the Comparative Indices
                     --------------------------------------

The Lipper 1-5 Year Short Investment Grade Debt Funds Average is an average of 100 funds that invest at least 65% of assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of 3 years or less.

The Merrill Lynch 1-4.99 Year Corporate/Government Bond Index is an unmanaged index composed of U.S. Treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (rated in the top four grades).

Please note that one cannot invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN
                        THE DSI MONEY MARKET PORTFOLIO
                 AND THE IBC'S MONEY FUND AVERAGE/ALL-TAXABLE

----------------------------------------
      AVERAGE ANNUAL TOTAL RETURN
   FOR PERIOD ENDED OCTOBER 31, 1997**
----------------------------------------
1 YEAR      5 YEAR      SINCE 12/28/89*
----------------------------------------
 5.26%       4.38%           4.87%
----------------------------------------

                           [LINE GRAPH APPEARS HERE]


                 DSI MONEY MARKET                   IBC'S MONEY FUND
                    PORTFOLIO+                     AVERAGE/ALL-TAXABLE+
12/28/89*             10,000                              10,000
10/31/90              10,659                              10,652
10/31/91              11,308                              11,308
10/31/92              11,722                              11,728
10/31/93              12,031                              12,047
10/31/94              12,428                              12,436
10/31/95              13,109                              13,110
10/31/96              13,799                              13,767
10/31/97              14,525                              14,461


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.
 * Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions.

                      Definition of the Comparative Index
                      -----------------------------------

IBC's Money Fund Average/All-Taxable is an average of all major money market fund yields, published weekly for 7- and 30- day yields.

Please note that one cannot invest in an unmanaged index.

DSI DISCIPLINED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
 COMMON STOCKS (89.2%)
-------------------------------------------------------------------------------
 AEROSPACE & DEFENSE (1.6%)
  Raytheon Co. .........................................     27,700 $ 1,502,725
-------------------------------------------------------------------------------
 AUTOMOTIVE (2.6%)
  LucasVarity plc ADR...................................     70,625   2,410,078
-------------------------------------------------------------------------------
 COMPUTERS (1.5%)
 *Stratus Computer, Inc. ...............................     39,000   1,379,625
-------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (16.5%)
  American Stores Co. ..................................    104,000   2,671,500
  Black & Decker Corp. .................................     60,900   2,318,006
  J.C. Penney Co., Inc. ................................     40,900   2,400,319
  Liz Claiborne, Inc. ..................................     29,100   1,475,006
  Philip Morris Cos., Inc. .............................     56,900   2,254,662
  RJR Nabisco Holdings Corp. ...........................     39,300   1,245,319
 *Ryan's Family Steak House, Inc. ......................     36,825     313,013
 *Toys 'R' Us, Inc. ....................................     71,790   2,445,347
                                                                    -----------
                                                                     15,123,172
-------------------------------------------------------------------------------
 ELECTRONICS (1.0%)
  Motorola, Inc. .......................................     14,400     889,200
-------------------------------------------------------------------------------
 ENERGY (9.1%)
  British Petroleum Co. plc ADR.........................     37,377   3,279,832
  Exxon Corp. ..........................................     32,200   1,978,287
  Texaco, Inc. .........................................     54,200   3,086,013
                                                                    -----------
                                                                      8,344,132
-------------------------------------------------------------------------------
 ENTERTAINMENT & LEISURE (3.0%)
  Carnival Corp., Class A...............................     56,845   2,756,982
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (11.5%)
  BankAmerica Corp. ....................................     51,000   3,646,500
  BankBoston Corp. .....................................     43,800   3,550,537
  Chase Manhattan Corp. ................................     29,500   3,403,563
                                                                    -----------
                                                                     10,600,600
-------------------------------------------------------------------------------
 HEALTH CARE (1.9%)
 *Humana, Inc. .........................................     51,400   1,079,400
 *Tenet Healthcare Corp. ...............................     22,400     684,600
                                                                    -----------
                                                                      1,764,000
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 INDUSTRIAL (5.2%)
  Cooper Industries, Inc. ..............................     11,700 $   609,863
  Imperial Chemical Industries plc ADR..................     20,800   1,245,400
  Millennium Chemicals, Inc. ...........................     30,200     709,700
  United Technologies Corp. ............................     31,400   2,198,000
                                                                    -----------
                                                                      4,762,963
-------------------------------------------------------------------------------
 INSURANCE (6.4%)
  Aetna, Inc. ..........................................     31,500   2,238,469
  Allstate Corp. .......................................     28,000   2,322,250
  Torchmark Corp. ......................................     33,800   1,347,775
                                                                    -----------
                                                                      5,908,494
-------------------------------------------------------------------------------
 METALS (2.4%)
 *Alumax, Inc. .........................................     68,400   2,223,000
-------------------------------------------------------------------------------
 NATURAL RESOURCES (1.2%)
  IMC Global, Inc. .....................................     33,800   1,138,637
-------------------------------------------------------------------------------
 PAPER & PACKAGING (3.5%)
  Fort James Corp. .....................................     46,200   1,833,562
 *Jefferson Smurfit Corp. ..............................     95,385   1,395,006
                                                                    -----------
                                                                      3,228,568
-------------------------------------------------------------------------------
 PHARMACEUTICALS (1.7%)
  American Home Products Corp. .........................     12,100     896,912
  Pharmacia & Upjohn, Inc. .............................     19,800     628,650
                                                                    -----------
                                                                      1,525,562
-------------------------------------------------------------------------------
 SERVICES (0.8%)
 *Information Resources, Inc. ..........................     43,900     713,375
-------------------------------------------------------------------------------
 TECHNOLOGY (11.4%)
 *Digital Equipment Corp. ..............................     32,900   1,647,056
  International Business Machines Corp. ................     32,250   3,162,516
 *Lexmark International Group, Inc., Class A............     11,280     344,745
 *Micron Technology, Inc. ..............................     59,800   1,603,388
 *Sybase, Inc. .........................................    138,600   2,252,250
  Xerox Corp. ..........................................     18,900   1,499,006
                                                                    -----------
                                                                     10,508,961
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 UTILITIES (7.9%)
  Bell Atlantic Corp. ..................................     10,989 $   877,746
  GTE Corp. ............................................     81,100   3,441,681
 *Niagara Mohawk Power Corp. ...........................     85,800     831,188
  Texas Utilities Co. ..................................     58,000   2,080,750
                                                                    -----------
                                                                      7,231,365
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $74,434,041).................             82,011,439
-------------------------------------------------------------------------------
 CONVERTIBLE PREFERRED STOCKS (4.3%)
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (2.1%)
  Kmart Financing, 7.75%................................     33,164   1,888,276
-------------------------------------------------------------------------------
 INDUSTRIAL (1.0%)
  WHX Corp. Series A, 6.50%.............................     19,200     945,600
-------------------------------------------------------------------------------
 INSURANCE (1.2%)
  Aetna, Inc., 6.25%....................................     16,015   1,149,076
-------------------------------------------------------------------------------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $3,957,197)...              3,982,952
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT (4.6%)
-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT (4.6%)
  Chase Securities, Inc. 5.60%, dated 10/31/97, due
   11/3/97, to be repurchased at $4,275,995,
   collateralized by $4,097,795 of various U.S Treasury
   Notes, 5.50%-8.75% due from 5/15/00-6/30/02, valued
   at $4,276,411 (COST $4,274,000)...................... $4,274,000   4,274,000
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS (98.1%) (COST $82,665,238)(A)........             90,268,391
-------------------------------------------------------------------------------
 OTHER ASSETS AND LIABILITIES (1.9%)....................              1,720,174
-------------------------------------------------------------------------------
 NET ASSETS (100%)......................................            $91,988,565
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+    See Note A to Financial Statements.
*    Non-Income Producing Security
ADR  American Depositary Receipt
(a) The cost for Federal income tax purposes was $82,891,341. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $7,377,050. This consisted of aggregate gross unrealized appreciation for all securities of $10,882,564, and aggregate gross unrealized depreciation for all securities of $3,505,514.

   The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                            FACE
                                                           AMOUNT     VALUE+

-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (37.8%)
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (3.4%)
 Philip Morris Cos., Inc.:
  6.95%, 6/1/06......................................... $  350,000 $   359,639
  8.625%, 3/1/99........................................    250,000     257,708
  9.25%, 12/1/97........................................    500,000     500,426
                                                                    -----------
                                                                      1,117,773
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (0.0%)
 Time Warner, Inc.
  9.125%, 1/15/13.......................................      5,000       5,908
-------------------------------------------------------------------------------
FINANCIAL SERVICES (9.9%)
 AT&T Capital Corp., Series 4
  6.41%, 8/13/99........................................    400,000     402,500
 American General Corp.
  9.625%, 2/1/18........................................    125,000     131,519
 Amresco, Inc.
  10.00%, 1/15/03.......................................    250,000     258,125
 Amresco, Inc., Series 97-A
  10.00%, 3/15/04.......................................    250,000     258,750
 Donaldson Lufkin & Jenrette, Inc., FRN
  6.70%, 6/30/00........................................    530,000     536,728
 International Lease Finance Corp.
  5.75%, 12/15/99.......................................    600,000     595,380
 Phoenix Re Corp.
  9.75%, 8/15/03........................................    750,000     797,812
 Salomon, Inc., FRN
  6.20%, 2/15/99........................................    260,000     261,734
                                                                    -----------
                                                                      3,242,548
-------------------------------------------------------------------------------
INDUSTRIAL (12.3%)
 Crown Paper Co.
  11.00%, 9/1/05........................................    250,000     266,875
 Fortune Brands, Inc.
  8.50%, 10/1/03........................................     15,000      16,531
 Ford Motor Credit Co.
  7.50%, 1/15/03........................................     10,000      10,453

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT     VALUE+

-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--(CONTINUED)
-------------------------------------------------------------------------------
INDUSTRIAL (CONTINUED)
 Inco Ltd.
  9.875%, 6/15/19....................................... $  350,000 $   376,306
 News America Holdings, Inc.
  8.45%, 8/1/34.........................................    250,000     281,278
 Occidential Petroleum Corp.
  8.50%, 9/15/04........................................    475,000     489,326
 Phillips Petroleum Corp.
  9.18%, 9/15/21........................................    600,000     679,800
 U.S. Home Corp.
  7.95%, 3/1/01.........................................    250,000     253,432
 Valassis Communication, Inc.
  9.55%, 12/1/03........................................  1,000,000   1,123,840
 WMX Technologies, Inc.
  7.10%, 8/1/26.........................................    500,000     519,585
                                                                    -----------
                                                                      4,017,426
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (1.6%)
 ITT Corp.
  8.55%, 6/15/09........................................    450,000     515,246
-------------------------------------------------------------------------------
UTILITIES (10.6%)
 Canal Electric Co.
  8.85%, 9/1/06.........................................    784,000     806,956
 Cleveland Electric Illuminating Co.
  8.375%, 12/1/11.......................................    400,000     412,207
 Commonwealth Edison Co.
  8.625%, 2/1/22........................................    650,000     705,348
 Eastern Edison Co.
  5.75%, 7/1/98.........................................    500,000     499,575
 Midland Funding Corp. I, Series C-94
  10.33%, 7/23/02.......................................    490,178     537,955
 Pacific Gas & Electric Corp., Series PP
  6.875%, 12/1/99.......................................    500,000     502,650
                                                                    -----------
                                                                      3,464,691
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $12,100,282)......             12,363,592
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT     VALUE+

-------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (23.2%)
-------------------------------------------------------------------------------
GOVERNMENT AGENCY-BACKED (22.6%)
 Federal Home Loan Mortgage Corp.:
  Series 1265 F, PAC(11), REMIC
   7.00%, 10/15/17...................................... $  376,046 $   377,219
  Series 1302 PF, PAC(11), REMIC
   7.50%, 2/15/18.......................................    335,892     338,619
  Series 1332 ZA, PAC(11), REMIC
   6.50%, 1/15/16.......................................    106,317     106,117
  Gold Pools:
   7.50%, 4/1/27........................................    847,330     866,124
   7.50%, 6/1/27........................................    997,170   1,030,824
   8.50%, 11/1/24.......................................  1,414,422   1,482,922
 Federal National Mortgage Association
  Conventional Pools:
   7.00%, 10/1/27.......................................  1,017,721   1,020,897
   7.50%, 1/1/27........................................  1,014,149   1,036,015
   9.00%, 6/1/25........................................    577,895     621,231
   9.50%, 8/1/21........................................    485,632     522,807
                                                                    -----------
                                                                      7,402,775
-------------------------------------------------------------------------------
NON-GOVERNMENT AGENCY-BACKED (0.5%)
 Ryland Acceptance Corp., Series 81-B, PAC, REMIC
  9.00%, 1/1/15.........................................    166,173     172,249
-------------------------------------------------------------------------------
NON-GOVERNMENT NON-AGENCY-BACKED (0.1%)
 Merrill Lynch Mortgage Investors, Inc., Series 94-A,
  CSI, REMIC
  6.412%, 2/15/09.......................................     26,388      26,355
-------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (COST $7,962,208)......              7,601,379
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES (21.5%)
-------------------------------------------------------------------------------
 Federal Home Loan Bank, Series FQ06
  7.50%, 12/27/06.......................................    500,000     500,150
 Federal Farm Credit Bank, FRN
  5.90%, 11/18/97.......................................    500,000     499,878

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          FACE
                                                         AMOUNT      VALUE+

------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES--(CONTINUED)
------------------------------------------------------------------------------
 Federal National Mortgage Association:
  Series 04-M 8.55%, 12/10/04......................... $   400,000 $   401,188
  MTN, 8.01%, 4/1/05..................................     500,000     504,685
  FRN, 4.665%, 2/25/98................................     500,000     499,285
  FRN, 4.23%, 1/6/98..................................   1,100,000   1,097,701
 ++Principal Strip, 4/13/05...........................   1,000,000     975,000
 U.S. Treasury Notes
  5.75%, 9/30/99......................................   1,175,000   1,177,573
  6.25%, 2/15/03......................................     430,000     438,935
  6.50%, 5/15/05......................................     670,000     694,133
  6.875%, 7/31/99.....................................     250,000     255,000
------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (COST $6,487,684)....................................               7,043,528
------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (6.5%)
------------------------------------------------------------------------------
 Corp. Andina De Fomento
  7.25%, 4/30/98......................................     700,000     703,500
 Korea Development Bank
  7.125%, 9/17/01.....................................     500,000     494,140
 United Kingdom Treasury Bill
  8.00%, 12/7/00...................................... GBP 535,000     926,857
------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT BONDS (COST $2,095,392)......               2,124,497
------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (4.2%)
------------------------------------------------------------------------------
 Security Pacific National Bank, Series 91-2 B
  8.15%, 6/15/20...................................... $   239,043     244,240
 TMS Home Equity Trust:
  Series 95-C A3
   6.55%, 9/15/21.....................................     585,000     589,861
  Series 96-B A7
   7.55%, 2/15/20.....................................     525,000     546,517
------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $1,348,590).......               1,380,618
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT     VALUE+

--------------------------------------------------------------------------------
MUNICIPAL BOND (2.6%)
--------------------------------------------------------------------------------
 New York City, New York, General Obligation Bond,
  Series B (Prerefunded) 9.50%, 6/1/09 (COST
  $831,803)............................................  $  750,000 $   842,813
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (4.2%)
--------------------------------------------------------------------------------
U.S. TREASURY BILL (0.2%)
+++4.93%, 2/12/98......................................      50,000      49,289
REPURCHASE AGREEMENT (4.0%)
 Lehman Brothers 5.60%, dated 10/31/97, due 11/3/97, to
  be repurchased at $1,313,613, colateralized by
  $1,005,000 U.S. Treasury Bonds, 8.75%, due 5/15/20,
  valued at $1,350,653.................................   1,313,000   1,313,000
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,362,295).........               1,362,289
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100%) (COST $32,188,254)(A).........              32,718,716
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.0%)....................                  (6,367)
--------------------------------------------------------------------------------
NET ASSETS (100%)......................................             $32,712,349
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    + See Note A to Financial Statements.
   ++ Callable on 4/13/98. If not called, will start accruing at 8.00%.
  +++ All or a portion of this security was pledged to cover margin requirements for open futures contracts.
  CSI Collateral Strip Interest
  FRN Floating Rate Note--rate disclosed is as of October 31, 1997.
  GBP British Pound
  MTN Medium Term Note
  PAC Planned Amortization Class
REMIC Real Estate Mortgage Investment Conduit
  (a) The cost for Federal income tax purposes was $32,188,254. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $530,462. This consisted of aggregate gross unrealized appreciation for all securities of $547,694, and aggregate gross unrealized depreciation for all securities of $17,232.


   The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

Forward Foreign Currency Exchange Contract Information: Under the terms of forward foreign currency exchange contracts open at October 31, 1997, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY               SETTLEMENT IN EXCHANGE            NET UNREALIZED
 TO DELIVER     VALUE       DATE        FOR       VALUE     GAIN (LOSS)
-------------------------------------------------------------------------
 GBP 556,162  $  932,907  11/3/97     $ 902,762 $  902,762    $(30,145)
   $ 927,956     927,956  11/3/97   GBP 556,162    932,907       4,951
 GBP 556,161     932,655  12/3/97     $ 926,649    926,649      (6,006)
              ----------                        ----------    --------
              $2,793,518                        $2,762,318    $(31,200)
              ==========                        ==========    ========

GBP-British Pound




    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                          FACE      AMORTIZED
                                                         AMOUNT       COST+
-------------------------------------------------------------------------------
COMMERCIAL PAPER (79.2%)
-------------------------------------------------------------------------------
BANKS (3.2%)
 Nordbanken NA, Inc. 2/20/98.......................... $ 5,000,000 $  4,914,283
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (3.9%)
 Hershey Foods Corp. 11/7/97..........................   6,000,000    5,994,520
-------------------------------------------------------------------------------
CHEMICALS (7.2%)
 Dow Chemical Co. 12/5/97.............................   5,000,000    4,973,933
 Monsanto Co. 2/5/98..................................   6,000,000    5,910,880
                                                                   ------------
                                                                     10,884,813
-------------------------------------------------------------------------------
FINANCAL SERVICES (22.7%)
 Cargill Global Fund plc 2/23/98......................   4,000,000    3,929,573
 Corporate Asset Funding, Co. 11/12/97................   6,000,000    5,989,917
 Den Danske Corp. 12/16/97............................   6,900,000    6,852,476
 General Electric Capital Services 2/12/98............   6,000,000    5,904,553
 General Motors Acceptance Corp. 1/21/98..............   7,000,000    6,911,643
 Northern Rock plc 3/4/98.............................   5,000,000    4,904,846
                                                                   ------------
                                                                     34,493,008
-------------------------------------------------------------------------------
FOREIGN GOVERNMENT (4.2%)
 Export Development Corp. 1/14/98.....................   6,500,000    6,425,688
-------------------------------------------------------------------------------
INDUSTRIAL (4.0%)
 Caterpillar, Inc. 11/19/97...........................   6,100,000    6,083,195
-------------------------------------------------------------------------------
INSURANCE (21.6%)
 American General Finance Corp. 1/29/98...............   7,000,000    6,904,127
 Metlife Funding, Inc. 11/24/97.......................   6,500,000    6,476,869
 Metlife Funding, Inc. 11/3/97........................   7,448,000    7,445,724
 Prudential Funding Corp. 11/18/97....................   6,000,000    5,984,417
 USAA Capital Corp. 11/7/97...........................   6,000,000    5,994,500
                                                                   ------------
                                                                     32,805,637
-------------------------------------------------------------------------------
PUBLISHING (3.9%)
 Gannett Co. 1/16/98..................................   6,000,000    5,930,460
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                         FACE      AMORTIZED
                                                        AMOUNT       COST+
-------------------------------------------------------------------------------
COMMERCIAL PAPER--(CONTINUED)
-------------------------------------------------------------------------------
UTILITIES (8.5%)
 Duke Energy Corp. 11/14/97.......................... $ 6,500,000 $  6,487,114
 PacifiCorp 11/21/97.................................   6,500,000    6,480,103
                                                                  ------------
                                                                    12,967,217
-------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER (COST $120,498,821)...........              120,498,821
-------------------------------------------------------------------------------
CORPORATE BONDS (9.9%)
-------------------------------------------------------------------------------
BANKS (3.3%)
 American Express Centurion Bank, FRN
  5.716%, 6/25/98....................................   5,000,000    5,003,325
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY (6.6%)
 Student Loan Marketing Association, FRN
  5.36%, 3/19/98.....................................  10,000,000   10,000,000
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $15,003,325).............               15,003,325
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (20.6%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (20.6%)
 Lehman Brothers 5.60%, dated 10/31/97, due 11/3/97,
  to be repurchased at $31,437,664, collateralized by
  $32,065,000 U.S. Treasury Note, 5.625% due
  10/31/99, Valued at $32,075,020
  (COST $31,423,000).................................  31,423,000   31,423,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (109.7%) (COST $166,925,146)(A)....              166,925,146
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-9.7%).................              (14,709,209)
-------------------------------------------------------------------------------
NET ASSETS (100%)....................................             $152,215,937
================================================================================

 +  See Note A to Financial Statements.
FRN Floating Rate Note--rate disclosed is as of October 31, 1997.
(a) Aggregate cost for Federal tax and book purposes.

    The accompanying notes are an integral part of the financial statements.

DSI PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

                                                         DSI
                                             DSI       LIMITED        DSI
                                         DISCIPLINED  MATURITY       MONEY
                                            VALUE       BOND         MARKET
                                          PORTFOLIO   PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost................... $82,665,238 $32,188,254  $166,925,146
                                         =========== ===========  ============
 Investments, at Value (Including Repur-
  chase Agreements of $4,274,000,
  $1,313,000 and $31,423,000, respec-
  tively)............................... $90,268,391 $32,718,716  $166,925,146
 Cash...................................         561         507           557
 Receivable for Investments Sold........   4,235,187         --            --
 Receivable for Portfolio Shares Sold...      99,693         --         43,842
 Dividends Receivable...................     108,888         --            --
 Foreign Withholding Tax Reclaim........         --        5,782           --
 Interest Receivable....................         665     480,068        74,599
 Other Assets...........................       2,134         755         4,106
-------------------------------------------------------------------------------
  Total Assets..........................  94,715,519  33,205,828   167,048,250
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased......   2,528,254     405,978           --
 Payable for Portfolio Shares Redeemed..      92,973         --     14,295,374
 Payable for Investment Advisory Fees--
  Note B................................      60,234      12,407        27,428
 Payable for Administrative Fees--Note
  C.....................................      12,829       7,280        15,934
 Payable for Custodian Fees--Note D.....       3,866      13,720        12,092
 Distribution and Service Fees Payable--
  Note E................................       2,717         --            --
 Payable for Account Service Fees--Note
  F.....................................       1,513          49           --
 Payable for Directors' Fees--Note G....         791         678         1,062
 Payable for Daily Variation Margin on
  Futures...............................         --        2,063           --
 Payable for Dividends..................         --          --        460,473
 Net Unrealized Loss on Foreign Currency
  Exchange Contracts....................         --       31,200           --
 Other Liabilities......................      23,777      20,104        19,950
-------------------------------------------------------------------------------
  Total Liabilities.....................   2,726,954     493,479    14,832,313
-------------------------------------------------------------------------------
NET ASSETS.............................. $91,988,565 $32,712,349  $152,215,937
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSISTS OF:
 Paid in Capital........................ $70,437,216 $34,052,200  $152,231,301
 Undistributed Net Investment Income....      84,248     224,952            94
 Accumulated Net Realized Gain (Loss)...  13,863,948  (1,972,574)      (15,458)
 Unrealized Appreciation................   7,603,153     407,771           --
-------------------------------------------------------------------------------
NET ASSETS.............................. $91,988,565 $32,712,349  $152,215,937
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES:
 Net Assets............................. $78,544,686 $32,712,349  $152,215,937
 Shares Issued and Outstanding ($0.001
  par value) (Authorized 25,000,000)....   5,505,550   3,456,626   152,230,553
 Net Asset Value, Offering and Redemp-
  tion Price Per Share.................. $     14.27 $      9.46  $       1.00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES:
 Net Assets............................. $13,443,879         --            --
 Shares Issued and Outstanding ($0.001
  par value) (Authorized 10,000,000)....     943,364         --            --
 Net Asset Value, Offering and Redemp-
  tion Price Per Share.................. $     14.25         --            --
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1997

                                                DSI
                                    DSI       LIMITED                   DSI
                                DISCIPLINED   MATURITY                 MONEY
                                   VALUE        BOND                  MARKET
                                 PORTFOLIO   PORTFOLIO               PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends..................... $ 1,643,903  $      --              $       --
 Interest......................     242,974   2,231,720              10,449,375
--------------------------------------------------------------------------------
  Total Income.................   1,886,877   2,231,720              10,449,375
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note
  B
  Basic Fees...................     578,915     141,248  $ 759,779
  Less: Fees Waived............         --          --    (426,538)     333,241
                                                         ---------
 Administrative Fees--Note C...     133,991      94,725                 224,190
 Custodian Fees--Note D........       8,474      12,283                  42,198
 Distribution and Service Plan
  Fees--Note E
  Institutional Service Class..       9,035         --                      --
 Account Services Fees--Note
  F............................      13,601         399                  13,913
 Directors' Fees--Note G.......       2,972       2,383                   4,605
 Printing Fees.................      20,192      14,242                  14,252
 Registration and Filing Fees..      19,172      12,371                  29,535
 Other Expenses................      32,533      19,950                  45,628
--------------------------------------------------------------------------------
  Total Expenses...............     818,885     297,601                 707,562
 Expense Offset--Note A........        (962)     (1,075)                   (214)
--------------------------------------------------------------------------------
  Net Expenses.................     817,923     296,526                 707,348
--------------------------------------------------------------------------------
NET INVESTMENT INCOME..........   1,068,954   1,935,194               9,742,027
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments...................  14,000,484     (58,019)                (15,458)
 Foreign Exchange Transac-
  tions........................         --         (327)                    --
 Futures Contracts.............         --     (248,703)                    --
--------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN
 (LOSS)........................  14,000,484    (307,049)                (15,458)
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
 Investments...................   3,453,214     483,403                     --
 Foreign Exchange Transla-
  tions........................         --      (30,191)                    --
 Futures Contracts.............         --       26,344                     --
--------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED
 APPRECIATION/ DEPRECIATION....   3,453,214     479,556                     --
--------------------------------------------------------------------------------
NET GAIN (LOSS)................  17,453,698     172,507                 (15,458)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RE-
 SULTING FROM OPERATIONS....... $18,522,652  $2,107,701             $ 9,726,569
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,   OCTOBER 31,
                                                             1997         1996
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $  1,068,954  $ 1,082,485
 Net Realized Gain.....................................    14,000,484    8,761,000
 Net Change in Unrealized Appreciation/Depreciation....     3,453,214    1,488,383
-----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions...............................................    18,522,652   11,331,868
-----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class..................................    (1,082,593)  (1,010,576)
  Institutional Service Class*.........................       (27,085)         --
 Net Realized Gain:
  Institutional Class..................................    (8,741,247)  (4,252,265)
  Institutional Service Class*.........................           --           --
-----------------------------------------------------------------------------------
  Total Distributions..................................    (9,850,925)  (5,262,841)
-----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE J:
 Institutional Class:
  Issued...............................................    13,740,810   14,182,497
    --In Lieu of Cash Distributions....................     9,778,238    5,246,377
  Redeemed.............................................   (17,157,284)  (9,840,384)
-----------------------------------------------------------------------------------
  Net Increase from Institutional Class Shares.........     6,361,764    9,588,490
-----------------------------------------------------------------------------------
 Institutional Service Class:*
  Issued...............................................    14,980,199          --
    --In Lieu of Cash Distributions....................        27,085          --
  Redeemed.............................................    (1,647,818)         --
-----------------------------------------------------------------------------------
  Net Increase from Institutional Service Class
   Shares..............................................    13,359,466          --
-----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........    19,721,230    9,588,490
-----------------------------------------------------------------------------------
  Total Increase.......................................    28,392,957   15,657,517
Net Assets:
 Beginning of Period...................................    63,595,608   47,938,091
-----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $84,248 and $136,622, respectively)........  $ 91,988,565  $63,595,608
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

* Initial offering of Institutional Service Class Shares began on May 23, 1997.

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1997         1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $ 1,935,194  $ 1,956,444
 Net Realized Loss.....................................     (307,049)     (95,402)
 Net Change in Unrealized Appreciation/Depreciation....      479,556     (278,994)
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions...............................................    2,107,701    1,582,048
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................   (1,889,501)  (1,886,050)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE J:
 Issued................................................    2,415,782    2,570,768
   --In Lieu of Cash Distributions.....................    1,863,265    1,839,741
 Redeemed..............................................   (2,217,432)  (2,968,177)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........    2,061,615    1,442,332
----------------------------------------------------------------------------------
  Total Increase.......................................    2,279,815    1,138,330
Net Assets:
 Beginning of Period...................................   30,432,534   29,294,204
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $224,952 and $216,422, respectively).......  $32,712,349  $30,432,534
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                   YEAR ENDED      YEAR ENDED
                                                   OCTOBER 31,     OCTOBER 31,
                                                      1997            1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.........................  $     9,742,027  $   6,592,676
 Net Realized Gain (Loss)......................          (15,458)            94
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Op-
   erations....................................        9,726,569      6,592,770
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.........................       (9,742,027)    (6,592,676)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE J:
 Issued........................................    1,562,406,196    739,833,347
   --In Lieu of Cash Distributions.............        2,676,039        604,975
 Redeemed......................................   (1,632,974,872)  (644,461,308)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share
   Transactions................................      (67,892,637)    95,977,014
--------------------------------------------------------------------------------
  Total Increase (Decrease)....................      (67,908,095)    95,977,108
Net Assets:
 Beginning of Period...........................      220,124,032    124,146,924
--------------------------------------------------------------------------------
 End of Period (including undistributed net in-
  vestment income of $94 and $0, respective-
  ly)..........................................  $   152,215,937  $ 220,124,032
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       INSTITUTIONAL
                                                                       SERVICE CLASS
                               INSTITUTIONAL CLASS SHARES                  SHARES
                         -------------------------------------------  ----------------
                                 YEARS ENDED OCTOBER 31,               MAY 23, 1997**
                         -------------------------------------------         TO
                          1997     1996     1995     1994     1993    OCTOBER 31, 1997
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD......... $ 12.99  $ 11.76  $ 11.11  $ 12.72  $ 10.62      $ 13.10
--------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..    0.19     0.23     0.25     0.22     0.22         0.07
 Net Realized and
  Unrealized Gain.......    3.10     2.26     1.70     0.17     2.09         1.15
--------------------------------------------------------------------------------------
  Total from Investment
   Operations...........    3.29     2.49     1.95     0.39     2.31         1.22
--------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..   (0.20)   (0.22)   (0.25)   (0.22)   (0.21)       (0.07)
 Net Realized Gain......   (1.81)   (1.04)   (1.05)   (1.78)     --           --
--------------------------------------------------------------------------------------
  Total Distributions...   (2.01)   (1.26)   (1.30)   (2.00)   (0.21)       (0.07)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD................. $ 14.27  $ 12.99  $ 11.76  $ 11.11  $ 12.72      $ 14.25
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL RETURN............   28.99%   22.92%   20.12%    3.48%   21.92%        9.31%++
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
 Net Assets, End of
  Period (Thousands).... $78,545  $63,596  $47,938  $49,002  $42,170      $13,444
 Ratio of Expenses to
  Average Net Assets....    1.05%    1.04%    1.00%    1.09%    1.04%        1.30%*
 Ratio of Net Investment
  Income to Average Net
  Assets................    1.42%    1.89%    2.26%    2.02%    1.88%        0.68%*
 Portfolio Turnover
  Rate..................     126%     135%     121%     184%     149%         126%
 Average Commission
  Rate#................. $0.0594  $0.0588      N/A      N/A      N/A      $0.0594
--------------------------------------------------------------------------------------
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets...............    1.05%    1.04%    0.99%     N/A      N/A         1.30%*
--------------------------------------------------------------------------------------

 * Annualized
** Initial offering of Institutional Service Class Shares.
++ Not Annualized
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEARS ENDED OCTOBER 31,
                                   --------------------------------------------
                                    1997     1996     1995     1994      1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD............................  $  9.40  $  9.51  $  9.31  $  9.95   $ 10.56
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........     0.58     0.62     0.69     0.56      0.68
 Net Realized and Unrealized Gain
  (Loss).........................     0.05    (0.13)    0.17    (0.70)    (0.16)
--------------------------------------------------------------------------------
  Total from Investment
   Operations....................     0.63     0.49     0.86    (0.14)     0.52
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........    (0.57)   (0.60)   (0.66)   (0.50)    (0.70)
 Net Realized Gain...............      --       --       --       --      (0.43)
--------------------------------------------------------------------------------
  Total Distributions............    (0.57)   (0.60)   (0.66)   (0.50)    (1.13)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...  $  9.46  $  9.40  $  9.51  $  9.31   $  9.95
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.....................     6.93%    5.34%    9.58%   (1.39)%    5.22%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period
  (Thousands)....................  $32,712  $30,433  $29,294  $30,220   $33,724
 Ratio of Expenses to Average Net
  Assets.........................     0.95%    1.00%    0.88%    0.88%     0.79%
 Ratio of Net Investment Income
  to Average Net Assets..........     6.17%    6.55%    7.12%    5.68%     6.50%
 Portfolio Turnover Rate.........       51%     121%     126%     274%      167%
--------------------------------------------------------------------------------
 Ratio of Expenses to Average Net
  Assets Including Expense
  Offsets........................     0.94%    0.99%    0.87%     N/A       N/A
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      YEARS ENDED OCTOBER 31,
                            ---------------------------------------------------
                              1997       1996       1995       1994      1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................  $  1.000   $  1.000   $  1.000   $  1.000  $  1.000
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OP-
 ERATIONS
 Net Investment Income....     0.051      0.051      0.053      0.033     0.026
--------------------------------------------------------------------------------
  Total from Investment
   Operations.............     0.051      0.051      0.053      0.033     0.026
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income....    (0.051)    (0.051)    (0.053)    (0.033)   (0.026)
--------------------------------------------------------------------------------
  Total Distributions.....    (0.051)    (0.051)    (0.053)    (0.033)   (0.026)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD...................  $  1.000   $  1.000   $  1.000   $  1.000  $  1.000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN..............      5.26%+     5.26%+     5.48%+     3.30%     2.63%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
 Net Assets, End of Period
  (Thousands).............  $152,216   $220,124   $124,147   $112,085  $188,419
 Ratio of Expenses to
  Average Net Assets......      0.37%      0.38%      0.50%      0.56%     0.58%
 Ratio of Net Investment
  Income to Average Net
  Assets..................      5.14%      5.14%      5.35%      3.07%     2.60%
--------------------------------------------------------------------------------
 Voluntarily Waived Fees
  and Expenses Assumed by
  the Adviser Per Share...  $  0.002   $  0.002   $  0.001        N/A       N/A
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets.................      0.37%      0.38%      0.49%       N/A       N/A
--------------------------------------------------------------------------------

+Total return would have been lower had certain expenses not been waived for the periods indicated.

    The accompanying notes are an integral part of the financial statements.

                                DSI PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio and DSI Money Market Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The portfolios are authorized to offer two separate classes of shares-- Institutional Class Shares and Institutional Service Class Shares. As of October 31, 1997, DSI Disciplined Value Portfolio has issued Institutional Service Class Shares. Both classes have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolios are as follows:

  DSI DISCIPLINED VALUE PORTFOLIO seeks to achieve maximum long-term total return consistent with reasonable risk to principal through diversified equity investments.

  DSI LIMITED MATURITY BOND PORTFOLIO seeks to provide maximum total return consistent with reasonable risk to principal by investing in investment grade fixed income securities. The Portfolio will ordinarily maintain an average weighted maturity of less than six years.

  DSI MONEY MARKET PORTFOLIO seeks to provide maximum current income consistent with the preservation of capital and liquidity by investing in short-term investment grade money market obligations issued or guaranteed by financial institutions, non financial corporations, and the United States Government, as well as repurchase agreements collateralized by such securities.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: The DSI Money Market Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Portfolio must adhere to certain conditions. Securities in each of the remaining Portfolios are valued in the following manner: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities are valued at the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the board of directors.

                                DSI PORTFOLIOS

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  The DSI Disciplined Value and DSI Limited Maturity Bond Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The DSI Disciplined Value and DSI Limited Maturity Bond Portfolios accrue such taxes when the related income is earned.

  At October 31, 1997, the following Portfolios had available capital loss carryover for Federal income tax purposes, which will expire on the dates indicated:

                                                 OCTOBER 31,
                            ------------------------------------------------------
   DSI PORTFOLIO             2001     2002     2003     2004     2005     TOTAL
   -------------            ------ ---------- ------- -------- -------- ----------
   Limited Maturity Bond... $8,328 $1,606,712 $68,688 $137,755 $243,544 $2,065,027
   Money Market............    --         --      --       --    15,459     15,459

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Portfolio(s) may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. FUTURES AND OPTIONS CONTRACTS: The DSI Disciplined Value Portfolio and the DSI Limited Maturity Bond Portfolio may use futures and options contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The DSI Disciplined Value Portfolio and DSI Limited Maturity Bond Portfolio may also write covered options on securities it owns or in which it may invest to increase its current returns.

  The potential risk to the Portfolios is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

  Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price

                                DSI PORTFOLIOS
  for purchased options and the last ask price for written options. The DSI Limited Maturity Bond Portfolio had the following futures contracts open at October 31, 1997:

                                                                      NET
                                                                   UNREALIZED
                            NUMBER OF AGGREGATE                   APPRECIATION
   CONTRACTS                CONTRACTS FACE VALUE EXPIRATION DATE (DEPRECIATION)
   ---------                --------- ---------- --------------- --------------
   Sales:
   U.S. Treasury 10 Year
    Note...................     33    $3,595,250  December 1997     $(92,500)

  5. FOREIGN CURRENCY TRANSLATION: The books and records of DSI Disciplined Value Portfolio and DSI Limited Maturity Bond Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The DSI Disciplined Value Portfolio and DSI Limited Maturity Bond Portfolio do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the DSI Disciplined Value and DSI Limited Maturity Bond Portfolios' books and the U.S. dollar equivalent amounts actually received or paid.

  6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The DSI Disciplined Value and the DSI Limited Maturity Bond Portfolios may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the DSI Disciplined Value and the DSI Limited Maturity Bond Portfolios as unrealized gain or loss. The DSI Disciplined Value and the DSI Limited Maturity Bond Portfolios recognize realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  7. DISTRIBUTIONS TO SHAREHOLDERS: The DSI Money Market Portfolio will normally declare daily and distribute monthly substantially all of its net investment income. The DSI Disciplined Value and DSI Limited Maturity Bond Portfolios will normally distribute substantially all of their net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

                                DSI PORTFOLIOS

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and the timing of the recognition of gains or losses on investments. Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications as follows:

                                            UNDISTRIBUTED  ACCUMULATED
                                            NET INVESTMENT NET REALIZED PAID IN
   DSI PORTFOLIOS                               INCOME         GAIN     CAPITAL
   --------------                           -------------- ------------ -------
   Disciplined Value.......................    $(11,650)     $18,279    $(6,629)
   Limited Maturity Bond...................     (37,163)      37,163        --
   Money Market............................          94          (94)       --

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the DSI Disciplined Value and the DSI Limited Maturity Bond Portfolios are informed of the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds, based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Dewey Square Investors Corporation (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios at a monthly fee calculated at an annual rate of 0.75% of the first $500 million of average daily net assets for the month and 0.65% of average daily net assets for the month in excess of $500 million for DSI Disciplined Value Portfolio; 0.45% of the first $500 million of average daily net assets for the month, 0.40% of the next $500 million of average daily net assets for the month and 0.35% of average daily net assets for the month in excess of $1 billion for DSI Limited Maturity Bond Portfolio; and 0.40% of the first $500 million of average daily net assets for the month and 0.35% of average daily net assets for the month in excess of $500 million for DSI Money Market Portfolio. In addition, the Adviser has voluntarily agreed to cap its advisory fees for the DSI Money Market Portfolio at 0.18% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to

                                DSI PORTFOLIOS
the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06%, 0.04%, 0.02% of average daily net assets for DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio, and DSI Money Market Portfolio, respectively. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portions to CGFSC for its services as sub-Administrator:

                                                     ADMINISTRATION PORTION PAID
DSI PORTFOLIOS                                            FEES        TO CGFSC
--------------                                       -------------- ------------
Disciplined Value...................................    $133,991      $87,680
Limited Maturity Bond...............................      94,725       82,171
Money Market........................................     224,190      186,237

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION AND SERVICE PLANS: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The DSI Disciplined Value Portfolio has adopted Distribution and Service Plans (the "Plans") on behalf of the Institutional Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the DSI Disciplined Value Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the DSI Disciplined Value Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the DSI Disciplined Value Portfolio's net assets. The DSI Disciplined Value Portfolio's Institutional Service Class Shares are not currently making payments for distribution fees. In addition, the DSI Disciplined Value Portfolio's Institutional Service Class Shares pay service fees at an annual rate of 0.25% of the average daily value of Institutional Service Class Shares owned by clients of certain Service Agents. The Distributor does not receive any fee or other compensation with respect to the DSI Limited Maturity Bond and Money Market Portfolios.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered in an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides

                                DSI PORTFOLIOS
participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the year ended October 31, 1997, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were:

DSI PORTFOLIOS                                            PURCHASES     SALES
--------------                                           ----------- -----------
Disciplined Value....................................... $97,992,019 $89,285,020
Limited Maturity Bond...................................  12,037,626   7,793,224

Purchases and sales of long-term U.S. Government securities were $9,553,029 and $7,060,087, respectively, for the DSI Limited Maturity Bond Portfolio. There were no purchases or sales of long-term U.S. Government securities for the DSI Disciplined Value Portfolio.

I. LINE OF CREDIT: The DSI Disciplined Value and DSI Limited Maturity Bond Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolios had no borrowings under the agreement.

                                 DSI PORTFOLIOS

J. OTHER: Transactions in capital shares for the portfolios, by class, were as follows:

                                                             INSTITUTIONAL
                                                             SERVICE CLASS
                               INSTITUTIONAL CLASS SHARES        SHARES
                               ----------------------------  --------------
                                 YEAR ENDED     YEAR ENDED   MAY 23, 1997*
                                OCTOBER 31,    OCTOBER 31,   TO OCTOBER 31,
DSI PORTFOLIOS                      1997           1996           1997
--------------                 --------------  ------------  --------------
DISCIPLINED VALUE:
Shares Issued................       1,054,305     1,139,721    1,056,772
In Lieu of Cash Distribu-
 tions.......................         838,649       462,852        1,844
Shares Redeemed..............      (1,281,827)     (785,773)    (115,252)
                               --------------  ------------    ---------
Net Increase from Capital
 Share Transactions..........         611,127       816,800      943,364
                               ==============  ============    =========
LIMITED MATURITY BOND:
Shares Issued................         257,032       273,542          --
In Lieu of Cash Distribu-
 tions.......................         199,681       196,929          --
Shares Redeemed..............        (235,983)     (316,456)         --
                               --------------  ------------    ---------
Net Increase from Capital
 Share Transactions..........         220,730       154,015          --
                               ==============  ============    =========
MONEY MARKET:
Shares Issued................   1,562,406,186   739,833,347          --
In Lieu of Cash Distribu-
 tions.......................       2,676,039       604,974          --
Shares Redeemed..............  (1,632,974,857) (644,461,308)         --
                               --------------  ------------    ---------
Net Increase (Decrease) from
 Capital Share Transactions..     (67,892,632)   95,977,013          --
                               ==============  ============    =========

--------
* Initial Offering of Institutional Service Class Shares.

At October 31, 1997, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
DSI PORTFOLIOS                                            SHAREHOLDERS OWNERSHIP
--------------                                            ------------ ---------
Disciplined Value--Institutional Class...................       2        53.2%
Disciplined Value--Institutional Service Class...........       4        76.9
Limited Maturity Bond....................................       1        54.4
Money Market.............................................       1        63.1

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
DSI Disciplined Value Portfolio
DSI Limited Maturity Bond Portfolio
DSI Money Market Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio, and DSI Money Market Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED):

  At October 31, 1997, the DSI Disciplined Value Portfolio hereby designates $2,704,474 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return.

  For the year ended October 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 15.4% for the DSI Disciplined Value Portfolio.

  For the year ended October 31, 1997, the percentage of income earned from direct Treasury Obligations for the DSI Limited Maturity Bond Portfolio was 15.5%.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                          FMA SMALL COMPANY PORTFOLIO

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer
Director, President
and Chairman

John T. Bennett, Jr.
Director

Nancy J. Dunn
Director

Philip D. English
Director

William A. Humenuk
Director

Charles H. Salisbury, Jr.
Director and Executive
Vice President

Peter M. Whitman, Jr.
Director

William H. Park
Vice President

Michael E. DeFao
Secretary

Karl O. Hartmann
Assistant Secretary

Gary L. French
Treasurer

Robert R. Flaherty
Assistant Treasurer

Gordon M. Shone
Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Fiduciary Management Associates, Inc.
 55 West Monroe Street, Suite 2550
 Chicago, Il 60603-5093

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------


This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------


                       [LOGO OF UAM FUNDS APPEARS HERE]



                               FMA SMALL COMPANY
                                   PORTFOLIO

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1997

Dear Shareholder:

We are pleased to report that the FMA Small Company Portfolio Institutional Class shares recorded a 42.33% return for the year ended October 31, 1997. This compares quite favorably with the unmanaged Russell 2000 Index return of 29.33% and the unmanaged Standard & Poor's 500 Index return of 32.10% for the same period. On a relative basis, the FMA Small Company Portfolio outperformed its benchmark, the Standard & Poor's 500 Index, by 10.23%. The Portfolio's Institutional Service Class Shares earned a return of 11.04% for the period from inception on August 1, 1997 through October 31, 1997. For the same period, the Russell 2000 Index earned 4.95% and the Standard & Poor's 500 Index earned -3.75%.

While the Portfolio, the Russell 2000 Index and the Standard & Poor's 500 Index exhibited attractive rates of return for the year, the raw numbers masked the challenging investment environment and increased level of volatility experienced. Market adjustments to the evolving pace of economic growth, interest rates and the potential Fed response led to increased sector rotation and disparate returns among market sectors. Given this market backdrop, the Portfolio's holdings were concentrated in sectors where valuations remained attractive and the earnings outlook remained healthy. Throughout the year, the Portfolio was overweighted in the finanical services, consumer and energy sectors and significantly underweighted in the technology and utility sectors. In addition, the Portfolio benefited from the acquisition of several of its holdings by larger companies. FMA's focus on identifying undervalued companies with strong fundamentals has dovetailed well with larger, acquisition-minded companies trying to improve their growth potential without diluting current shareholders.

We believe FMA's core competencies have contributed to the attractive returns recorded this year. Our investment team's ability to identify undervalued sectors and companies with strong fundamentals and a catalyst for change has enhanced our results while insulating the Portfolio from the volatility experienced in the market. We look forward to the continued opportunity to maximize returns through our investment in the small capitalization sector.

Yours truly,


/s/ Patricia A. Falkowski

Patricia A. Falkowski
President and Chief Investment Officer
and Portfolio Manager


                      Definition of the Comparative Index

Note: The S&P 500 Index is defined under the performance comparison line graph.

The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighed index of the 3,000 largest U.S. publicly traded companies.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

        COMPARISON OF THE CHANGE IN VALUE OF A $25,000 PURCHASE IN THE
                FMA SMALL COMPANY PORTFOLIO INSTITUTIONAL CLASS
                AND THE STANDARD & POOR'S 500 INDEX (S&P 500).


                           [LINE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                      FOR PERIOD ENDED OCTOBER 31, 1997**
--------------------------------------------------------------------------------
              INSTITUTIONAL                  INSTITUTIONAL SERVICE
              CLASS SHARES                        CLASS SHARES
--------------------------------------------------------------------------------
      1 YEAR   5 YEAR   SINCE 7/31/91*            Since 8/1/97*
--------------------------------------------------------------------------------
      42.33%   23.30%       18.98%                   11.04%
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]


                             FMA SMALL COMPANY
                                 PORTFOLIO
                               INSTITUTIONAL
                                  CLASS***+            S&P 500 INDEX+
                               -------------           -------------
7/31/91*                           25,000                  25,000
10/31/91                           26,427                  25,500
10/31/92                           26,036                  28,038
10/31/93                           35,839                  32,218
10/31/94                           37,466                  33,461
10/31/95                           42,550                  42,298
10/31/96                           52,128                  52,483
10/31/97                           74,194                  69,330

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*   Commencement of Operations
** Total return for the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
*** The graph presents the performance of the Institutional Class shares which have been in existence since the Portfolio's inception. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees assessed to that Class.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative Index
                      -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities, and 20 transportation stocks.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

FMA SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997
    The accompanying notes are an integral part of the financial statements.

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (90.2%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.2%)
 *Aviation Sales Co. ....................................... 45,550 $ 1,565,781
-------------------------------------------------------------------------------
BANKS (18.8%)
 CCB Financial Corp. ....................................... 21,620   1,967,420
 City National Corp. ....................................... 50,040   1,504,327
 Commercial Federal Corp. .................................. 16,931     821,153
 Community First Bankshares, Inc. .......................... 26,900   1,264,300
 First Financial Holdings, Inc. ............................ 15,800     588,550
 First Midwest Bancorp, Inc. ............................... 34,200   1,256,850
 Life Bancorp, Inc. ........................................ 17,838     540,714
 National Commerce Bancorp. ................................ 46,420   1,351,983
                                                                    -----------
                                                                      9,295,297
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (7.0%)
 *Canandaigua Brands, Inc., Class A......................... 24,150   1,198,444
 Flowers Industries, Inc. .................................. 10,800     205,200
 Lance, Inc. ............................................... 42,110     886,942
 Smucker (J.M.) Co., Class B................................ 45,886   1,158,621
                                                                    -----------
                                                                      3,449,207
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (0.5%)
 Meredith Corp. ............................................  6,674     227,333
-------------------------------------------------------------------------------
CHEMICALS (2.4%)
 Schulman (A.), Inc. ....................................... 52,200   1,174,500
-------------------------------------------------------------------------------
CONSUMER STAPLES (1.7%)
 Libbey, Inc. .............................................. 22,530     842,059
-------------------------------------------------------------------------------
ENERGY (4.1%)
 Global Industries Ltd. ....................................  5,427     108,540
 Santa Fe Energy Resources, Inc. ........................... 70,573     921,860
 Swift Energy Co. .......................................... 39,160   1,015,713
                                                                    -----------
                                                                      2,046,113
-------------------------------------------------------------------------------

FMA SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997
    The accompanying notes are an integral part of the financial statements.

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (5.9%)
 Investors Financial Services Corp. ........................ 13,924 $   584,808
 UMB Financial Corp. ....................................... 28,300   1,457,450
 Webster Financial Corp. ................................... 13,900     856,588
                                                                    -----------
                                                                      2,898,846
-------------------------------------------------------------------------------
HEALTH CARE (8.2%)
 *IDEXX Laboratories, Inc. ................................. 66,200   1,042,650
 *Sierra Health Services, Inc. ............................. 45,900   1,695,431
 *Universal Health Services, Inc., Class B.................. 29,390   1,294,997
                                                                    -----------
                                                                      4,033,078
-------------------------------------------------------------------------------
INDUSTRIAL (4.1%)
 Applied Power, Inc., Class A............................... 14,070     870,581
 *Middleby Corp. ........................................... 49,900     502,119
 *Nortek, Inc. ............................................. 29,756     675,089
                                                                    -----------
                                                                      2,047,789
-------------------------------------------------------------------------------
INSURANCE (4.9%)
 Protective Life Corp. ..................................... 25,174   1,331,075
 *Triad Guaranty, Inc. ..................................... 37,600   1,071,600
                                                                    -----------
                                                                      2,402,675
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (6.4%)
 Bob Evans Farm, Inc. ...................................... 83,610   1,572,913
 *Brinker International, Inc. .............................. 65,111     911,554
 *Prime Hospitality Corp. .................................. 32,986     672,090
                                                                    -----------
                                                                      3,156,557
-------------------------------------------------------------------------------
MANUFACTURING (4.0%)
 Dexter Corp. .............................................. 30,610   1,201,443
 Regal-Beloit Corp. ........................................ 28,990     779,106
                                                                    -----------
                                                                      1,980,549
-------------------------------------------------------------------------------
METALS (1.8%)
 Titanium Metals Corp. ..................................... 28,400     873,300
-------------------------------------------------------------------------------
PAPER & PACKAGING (3.1%)
 Schweitzer-Mauduit International, Inc. .................... 36,452   1,535,540
-------------------------------------------------------------------------------

FMA SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997
   The accompanying notes are an integral part of the financial statements.

                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (2.9%)
 Nationwide Health Properties, Inc. ....................     63,670 $ 1,436,554
-------------------------------------------------------------------------------
RETAIL (5.6%)
 *Carson Pirie Scott & Co. .............................     26,930   1,297,689
 *Dominick's Supermarkets, Inc. ........................     40,910   1,493,215
                                                                    -----------
                                                                      2,790,904
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.2%)
 *Coherent Communications Systems Corp. ................     35,850   1,066,538
-------------------------------------------------------------------------------
TEXTILE & APPARELS (2.3%)
 Guilford Mills, Inc. ..................................     48,330   1,153,879
-------------------------------------------------------------------------------
UTILITIES (1.1%)
 CILCORP, Inc. .........................................     13,500     551,813
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $37,041,354)..................             44,528,312
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.8%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/3/97, to be repurchased at $2,360,101,
  collateralized by $2,261,745 of various U.S. Treasury
  Notes, 5.50%-8.75% due 5/15/00-6/30/02, valued at
  $2,360,331 (COST $2,359,000).......................... $2,359,000   2,359,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (95.0%) (COST $39,400,354)(A).........             46,887,312
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (5.0%).....................              2,486,792
-------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $49,374,104
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+  See Note A to Financial Statements.
*  Non-Income Producing Security
(a) The cost for federal income tax purposes was $39,400,354. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $7,486,958. This consisted of aggregate gross unrealized appreciation for all securities of $7,727,499 and aggregate gross unrealized depreciation for all securities of $240,541.

FMA SMALL COMPANY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost.............................................. $39,400,354
                                                                    ===========
 Investments, at Value............................................. $46,887,312
 Cash..............................................................         137
 Receivable for Investments Sold...................................   2,648,395
 Receivable for Portfolio Shares Sold..............................     376,146
 Dividends Receivable..............................................      28,930
 Interest Receivable...............................................         367
 Other Assets......................................................         784
-------------------------------------------------------------------------------
  Total Assets.....................................................  49,942,071
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.................................     502,159
 Payable for Investment Advisory Fees--Note B......................      27,396
 Payable for Administrative Fees--Note C...........................       9,473
 Payable for Custodian Fees--Note D................................       3,767
 Payable for Distribution Fees--Note E.............................       1,396
 Payable for Directors' Fees--Note G...............................         674
 Other Liabilities.................................................      23,102
-------------------------------------------------------------------------------
  Total Liabilities................................................     567,967
-------------------------------------------------------------------------------
NET ASSETS......................................................... $49,374,104
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $36,212,437
 Undistributed Net Investment Income...............................      23,746
 Accumulated Net Realized Gain.....................................   5,650,963
 Unrealized Appreciation...........................................   7,486,958
-------------------------------------------------------------------------------
NET ASSETS......................................................... $49,374,104
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES:
 Net Assets........................................................ $45,060,517
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000)......................................................   2,714,036
 Net Asset Value, Offering and Redemption Price Per Share.......... $     16.60
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES:
 Net Assets........................................................ $ 4,313,587
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  10,000,000)......................................................     259,958
 Net Asset Value, Offering and Redemption Price Per Share.......... $     16.59
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1997

--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends...............................................           $   336,340
 Interest................................................               138,193
--------------------------------------------------------------------------------
  Total Income...........................................               474,533
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee.............................................. $231,208
  Less: Fees Waived......................................  (89,172)     142,036
                                                          --------
 Administrative Fees--Note C.............................                92,660
 Registration and Filing Fees............................                27,238
 Printing Fees...........................................                25,001
 Custodian Fees--Note D..................................                 4,796
 Distribution and Service Plan Fees--Note E:
  Institutional Service Class............................                 4,201
 Directors' Fees--Note G.................................                 2,332
 Account Services Fees--Note F...........................                   636
 Other Expenses..........................................                23,653
--------------------------------------------------------------------------------
  Total Expenses.........................................               322,553
 Expense Offset--Note A..................................                  (739)
--------------------------------------------------------------------------------
  Net Expenses...........................................               321,814
--------------------------------------------------------------------------------
NET INVESTMENT INCOME....................................               152,719
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENT..........................             5,652,960
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON
 INVESTMENTS.............................................             4,904,778
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS..................................            10,557,738
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....           $10,710,457
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED   YEAR ENDED
                                                          OCTOBER 31,  OCTOBER 31,
                                                             1997         1996
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..................................  $   152,719  $   166,356
 Net Realized Gain......................................    5,652,960    3,778,061
 Net Change in Unrealized Appreciation/Depreciation.....    4,904,778      448,990
-----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations..   10,710,457    4,393,407
-----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class...................................     (239,184)    (158,190)
  Institutional Service Class*..........................       (2,725)         --
 Net Realized Gain:
  Institutional Class...................................   (3,781,382)  (2,529,961)
-----------------------------------------------------------------------------------
  Total Distributions...................................   (4,023,291)  (2,688,151)
-----------------------------------------------------------------------------------
CAPITAL CONTRIBUTION--NOTE B............................          --        94,505
-----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE J:
Institutional Class:
--------------------
  Issued................................................   22,664,617    1,198,264
    --In Lieu of Cash Distributions.....................    4,004,151    2,668,484
  Redeemed..............................................   (8,799,304)  (5,560,199)
-----------------------------------------------------------------------------------
 Net Increase (Decrease) from Institutional Class
  Shares................................................   17,869,464   (1,693,451)
-----------------------------------------------------------------------------------
 Institutional Service Class:*
 -----------------------------
  Issued................................................    4,074,384          --
    --In Lieu of Cash Distributions.....................        2,724          --
  Redeemed..............................................     (212,783)         --
-----------------------------------------------------------------------------------
Net Increase from Institutional Service Class Shares....    3,864,325          --
-----------------------------------------------------------------------------------
Net Increase (Decrease) from Capital Share Transac-
 tions..................................................   21,733,789   (1,693,451)
-----------------------------------------------------------------------------------
  Total Increase........................................   28,420,955      106,310
Net Assets:
  Beginning of Period...................................   20,953,149   20,846,839
-----------------------------------------------------------------------------------
  End of Period (including undistributed net investment
   income of $23,746 and $20,801, respectively).........  $49,374,104  $20,953,149
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

* Initial offering of Institutional Service Class Shares began on August 1,
1997.

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         INSTITUTIONAL
                                                                         SERVICE CLASS
                                INSTITUTIONAL CLASS SHARES                  SHARES
                          -------------------------------------------  -----------------
                                  YEARS ENDED OCTOBER 31,              AUGUST 1, 1997***
                          -------------------------------------------   TO OCTOBER 31,
                           1997     1996     1995     1994     1993          1997
----------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $ 14.11  $ 13.19  $ 12.13  $ 14.24  $ 10.36       $ 14.95
----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..     0.06     0.09     0.08     0.01     0.02          0.01
 Net Realized and
  Unrealized Gain.......     4.97     2.46     1.47     0.50     3.88          1.64
----------------------------------------------------------------------------------------
  Total From Investment
   Operations...........     5.03     2.55     1.55     0.51     3.90          1.65
----------------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..    (0.13)   (0.09)   (0.08)     --     (0.02)        (0.01)
 Net Realized Gain......    (2.41)   (1.60)   (0.41)   (2.62)     --            --
----------------------------------------------------------------------------------------
  Total Distributions...    (2.54)   (1.69)   (0.49)   (2.62)   (0.02)        (0.01)
----------------------------------------------------------------------------------------
CAPITAL CONTRIBUTION....      --      0.06      --       --       --            --
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $ 16.60  $ 14.11  $ 13.19  $ 12.13  $ 14.24       $ 16.59
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
TOTAL RETURN+...........    42.33%   22.51%   13.57%    4.54%   37.65%        11.04%**
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....  $45,060  $20,953  $20,847  $19,561  $18,569       $ 4,314
Ratio of Expenses to
 Average Net Assets.....     1.03%    1.03%    1.03%    1.03%    1.03%         1.43%*
Ratio of Net Investment
 Income to Average Net
 Assets.................     0.50%    0.75%    0.66%    0.06%    0.14%         0.24%*
Portfolio Turnover
 Rate...................       86%     106%     170%     121%     163%          100%
Average Commission Rate
 #......................  $0.0583  $0.0600      N/A      N/A      N/A       $0.0583
----------------------------------------------------------------------------------------
Voluntarily Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..  $  0.04  $  0.06  $  0.04  $  0.03  $  0.03       $  0.01
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................     1.03%    1.03%    1.03%     N/A      N/A          1.43%*
----------------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
*** Initial offering of Institutional Service Class Shares
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                          FMA SMALL COMPANY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The FMA Small Company Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The Portfolio offers two separate classes of shares-Institutional Class Shares and Institutional Service Class Shares. As of August 1, 1997, FMA Small Company has issued Institutional Service Class Shares. Both classes have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distributions and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the FMA Small Company Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies in terms of revenues and/or market capitalization.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

                          FMA SMALL COMPANY PORTFOLIO

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $92,135 to increase undistributed net investment income with an increase to accumulated net realized gain of $2,370 and a decrease of paid in capital of $94,505.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Fiduciary Management Associates, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.75% of the Portfolio's average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.03% of average daily net assets for the Portfolio's Institutional Class Shares and 1.43% of the average daily net assets for the Portfolio's Institutional Service Class Shares. On September 11, 1996, the Portfolio received a capital contribution primarily from the adviser in the amount of $94,505 or $0.06 per share.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from

                          FMA SMALL COMPANY PORTFOLIO

$2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned $92,660 from the Portfolio as Administrator of which $80,327 was paid to CGFSC for its services as sub-Administrator.

D. CUSTODIAN: The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION AND SERVICE PLANS: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Portfolio has adopted Distribution and Service Plans (the "Plans") on behalf of the Institutional Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Portfolio's net assets. The Portfolio's Institutional Service Class Shares are currently making payments for distribution fees at 0.15% of average daily net assets.

In addition, the Portfolio's Institutional Service Class Shares pays service fees at an annual rate of 0.25% of the average daily value of Institutional Service Class Shares owned by clients of the Service Agents.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provides services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the year ended October 31, 1997, the Portfolio made purchases of $39,768,250 and sales of $24,964,615 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

I. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks.

                          FMA SMALL COMPANY PORTFOLIO

Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolio had no borrowings under the agreement.

J. OTHER: Transactions in capital shares for the Portfolio, by class, are as follows:

                                                                INSTITUTIONAL
                                                                SERVICE CLASS
                                  INSTITUTIONAL CLASS SHARES       SHARES
                                  ---------------------------- ---------------
                                    YEAR ENDED OCTOBER 31,     AUGUST 1, 1997*
                                  ---------------------------- TO OCTOBER 31,
                                      1997           1996           1997
                                  -------------  ------------- ---------------
Shares Issued....................     1,477,037        94,425      272,439
In Lieu of Cash Distributions....       329,704       227,881          162
Shares Redeemed..................      (577,834)     (417,165)     (12,643)
                                  -------------  ------------      -------
Net Increase (Decrease) from
 Capital Share Transactions......     1,228,907       (94,859)     259,958
                                  =============  ============      =======

At October 31, 1997, 54.8% and 94.0% of total shares outstanding were held by 4 and 1 record shareholders of the Institutional Class Shares and the Institutional Service Class Shares, respectively, owning 10% or greater of the aggregate total shares outstanding.
--------
* Initial Offering of Institutional Service Class Shares.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and the Shareholders of
FMA Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMA Small Company Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management: our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where the securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 11, 1997


-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION: (UNAUDITED)

The FMA Small Company Portfolio hereby designates $2,163,642 as a long-term capital gain dividend for purposes of the dividend paid deduction on its federal income tax return.

For the year ended October 31, 1997, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders was 14.3%.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                             ICM EQUITY PORTFOLIO

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                                    Peter M. Whitman, Jr.
Director, President                                 Director
and Chairman


                                                    William H. Park
John T. Bennett, Jr.                                Vice President
Director

                                                    Michael E. DeFao
Nancy J. Dunn                                       Secretary
Director

                                                    Karl O. Hartmann
Philip D. English                                   Assistant Secretary
Director

                                                    Gary L. French
William A. Humenuk                                  Treasurer
Director

                                                    Robert R. Flaherty
Charles H. Salisbury, Jr.                           Assistant Treasurer
Director and Executive
Vice President                                      Gordon M. Shone
                                                    Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Investment Counselors of Maryland, Inc.
 803 Cathedral Street
 Baltimore, MD 21201

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.




--------------------------------------------------------------------------------



                       [LOGO OF UAM FUNDS APPEARS HERE]





                                  ICM EQUITY
                                   PORTFOLIO


-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1997

Dear Shareholder:

For the year ended October 31, 1997, the net asset value per share of the ICM Equity Portfolio increased from $14.49 to $18.27. Including reinvestment of dividends and capital gains distributions totaling $1.24 paid in December 1996 and April, July, and October 1997, the total return of the Portfolio for the twelve months was 36.98%, compared to a 32.10% return for the S&P 500 Index over the same period as detailed below.

                                                 TOTAL RETURNS
                                ------------------------------------------------
                                1ST FISCAL HALF 2ND FISCAL HALF   FISCAL YEAR
                                11/1/96-4/30/97 5/1/97-10/31/97 11/1/96-10/31/97
                                --------------- --------------- ----------------
UAM/ICM Equity Portfolio.......      17.38%          16.69%          36.98%
S&P 500 Index..................      14.71%          15.19%          32.10%

The Portfolio's 488 basis point outperformance in the fiscal year was attributable to strong performance in a number of sectors, particularly finance and technology. The ten best performing stocks in the Portfolio during the fiscal year were: Philips Electronics NV (+122.3%), Nokia Corp. ADR (+90.3%), Morgan Stanley Dean Witter Discover & Co. (+66.5%), Parker-Hannifin Corp. (+65.6%), Torchmark Corp. (+64.9%), Providian Financial Corp. (+62.2%), BancAmerica Corp. (+56.3%), IBM Corp. (+52.0%), Guilford Mills Inc. (+50.8%), and Comerica Inc. (+48.8%). Poor performers during the fiscal year included:
Seagate Technology (down 22.5% from average cost), Columbia/HCA Healthcare Corp. (down 11.3% from cost) and UCAR International (also down 11.3% from cost). Despite their weak recent market performance, we like the long-term prospects of all these companies and have been adding to the Portfolio's holdings.

The Portfolio's net assets increased from $7.9 million at the beginning of the fiscal year to $46.6 million as of October 31, 1997, through a combination of market appreciation and net inflows of funds. As a consequence, the Portfolio was a fairly active purchaser of common stocks throughout the fiscal year. The number of stocks held in the Portfolio increased from 40 to 48 during the period, and the Portfolio's industry allocations changed to some degree as illustrated below.

                                              10/31/96       10/31/97
                                           --------------  -------------
                                                    % OF           % OF
 INDUSTRY GROUPING                          (000S)  TOTAL  (000S)  TOTAL
 -----------------                         -------- -----  ------- -----
Aerospace & Defense....................... $  138.0  1.8%  $ 146.4  0.3%
Automotive................................    363.2  4.6   3,328.8  7.1
Basic Resources...........................    384.6  4.9   2,743.2  5.9
Beverage, Food & Tobacco..................    151.0  1.9     973.0  2.1
Capital Equipment.........................    206.0  2.6   2,892.2  6.2
Chemicals.................................    211.5  2.7   1,723.3  3.7
Consumer Cyclical.........................    190.0  2.4       --   --
Consumer Non-Durables.....................    247.5  3.1     966.5  2.1
Energy....................................    689.1  8.8   3,999.9  8.6
Financial Services........................  1,545.1 19.6   7,395.1 15.9
Health Care...............................    223.1  2.8   2,223.9  4.8
Insurance.................................    495.3  6.3   2,433.1  5.2
Real Estate & REITs.......................    556.6  7.1   4,452.9  9.6

                                           10/31/96        10/31/97
                                        --------------  ---------------
                                                 % OF             % OF
 INDUSTRY GROUPING                       (000S)  TOTAL   (000S)   TOTAL
 -----------------                      -------- -----  --------- -----
Retail Trade........................... $     --    --% $ 1,643.3   3.5%
Technology.............................  1,148.0  14.6    3,827.1   8.2
Transportation.........................    218.9   2.8    2,731.0   5.8
Utilities..............................  1,067.2  13.6    2,423.9   5.2
                                        -------- -----  --------- -----
                                        $7,835.1  99.6% $43,903.6  94.2%
Cash and Other Assets and Liabilities..     32.9   0.4    2,694.6   5.8
                                        -------- -----  --------- -----
Total.................................. $7,868.0 100.0% $46,598.2 100.0%

During the fiscal year, our most significant portfolio shifts were to increase our percentage commitment to Capital Equipment, Retail, Transportation, Real Estate & REITs, and Health Care, while reducing our percentage weightings in Utilities, Technology, and Financial Services. Despite the percentage decline, our holdings of Financial Services stocks increased over $5.8 million in the fiscal year, and, at 15.9% of assets, continued to be our largest single area of concentration in the Portfolio. As of October 31, 1997, the ten largest holdings in the Portfolio were:

                                                                     % OF TOTAL
        TEN LARGEST HOLDINGS                                        MARKET VALUE
        --------------------                                        ------------
        Delta Air Lines, Inc. .....................................      3.7%
        Tidewater, Inc. ...........................................      3.3
        Columbia/HCA Healthcare Corp. .............................      2.6
        Rouse Company .............................................      2.6
        Omega Healthcare Investors, Inc. ..........................      2.6
        Cincinnati Milacron .......................................      2.6
        General Motors Corp. ......................................      2.5
        Ford Motor Co. ............................................      2.5
        Chase Manhattan Corp. .....................................      2.4
        Philips Electronics NV ....................................      2.4
                                                                        ----
                                                                        27.2%

In our October 1996 letter to shareholders, we noted that equity market returns have been unusually favorable in recent years, and cautioned shareholders against extrapolating these trends into the future. Despite the very favorable results of the last twelve months, we reiterate that word of caution. The equity market's 7% one-day decline on Monday, October 27th, measuring 554 Dow points and 65 points on the S&P 500 Index, served notice to investors that stocks can go down as well as up, sometimes rather violently. Despite the sharp decline registered late last month, the market's valuation level remains quite high. The S&P 500 Index is still trading at more than 21 times 1997 estimated earnings, versus a long-run average of about 14.5 times. The current dividend yield on the S&P 500 is about 1.7%, the lowest in history, and far below the long-run average of over 4%. Any regression by the market toward these long-run averages would result in a major bear market.

Concerns about the market's valuation level have, until recently, been suppressed by the near perfect economic environment of moderate GDP growth, low inflation and strong corporate profits sometimes referred to as the "Goldilocks" economy--not too hot, not too cold, but just right. This happy set of economic circumstances need not continue indefinitely. In our opinion, the recent turmoil in many Asian currency and equity markets could slow global economic growth sufficiently to lead to widespread earnings disappointments in the U.S. We have all seen how violently individual stocks can react to earnings disappointments. Widespread disappointments could trigger a sustained sell-off in the market, in our opinion.

Irrespective of the future course of the market as a whole, we remain committed to the value principles which have proven themselves in the past. We will continue to focus our attention on the stocks of well financed companies with well below average price-to-earnings and price-to-book ratios and above average or sharply improving profitability and financial strength.

As of October 31, 1997, the ICM Equity Portfolio held forty-eight stocks with the following statistical profile compared to the S&P 500 Index:

                                                              ICM EQUITY S&P 500
                                                              PORTFOLIO   INDEX
                                                              ---------- -------
   Average Price to Earnings Ratio (98Est.)..................    12.6x    19.8x
   Average Price to Book Value...............................     2.9x     3.5x
   Average Return on Equity..................................    23.4%    17.9%
   Average Debt/Total Capitalization.........................    43.3%    43.0%
   Median Market Capitalization (billions)...................    $7.7     $6.5

Respectively submitted,

/s/ David E. Nelson

David E. Nelson, CFA
Principal
Investment Counselors of Maryland, Inc.
November 10, 1997

Performance Comparison
-------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
     ICM EQUITY PORTFOLIO AND THE STANDARD & POOR'S 500 INDEX (S&P 500).

           [GRAPH OF ICM EQUITY AND THE S&P 500 INDEX APPEARS HERE]

----------------------------------
AVERAGE ANNUAL TOTAL RETURN **
FOR PERIOD ENDED OCTOBER 31, 1997
----------------------------------
1 YEAR             SINCE 10/1/93*
36.98%                 21.17%
----------------------------------

            ICM EQUITY PORTFOLIO+          S&P 500 INDEX+
10/1/93*           10,000                      10,000
10/31/93            9,940                      10,207
10/31/94           10,599                      10,601
10/31/95           12,679                      13,400
10/31/96           16,005                      16,627
10/31/97           21,924                      21,964

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
 * Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                     Definition of the Comparative Index
                     -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Please note that one cannot invest in an unmanaged index.

ICM EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997



                                                               SHARES  VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS (94.2%)
-------------------------------------------------------------------------------
 AEROSPACE & DEFENSE (0.3%)
  Lockheed Martin Corp. ......................................  1,540 $ 146,396
-------------------------------------------------------------------------------
 AUTOMOTIVE (7.1%)
  Ford Motor Corp. ........................................... 26,770 1,169,515
  General Motors Corp. ....................................... 18,300 1,174,631
  TRW Inc. ................................................... 17,200   984,700
                                                                      ---------
                                                                      3,328,846
-------------------------------------------------------------------------------
 BASIC RESOURCES (5.9%)
  Phelps Dodge Corp. ......................................... 12,170   905,144
 *UCAR International, Inc. ................................... 21,000   787,500
  USX-US Steel Group, Inc. ................................... 30,900 1,050,600
                                                                      ---------
                                                                      2,743,244
-------------------------------------------------------------------------------
 BEVERAGES, FOOD & TOBACCO (2.1%)
  UST, Inc. .................................................. 32,500   972,969
-------------------------------------------------------------------------------
 CAPITAL EQUIPMENT (6.2%)
  Cincinnati Milacron, Inc. .................................. 43,400 1,204,350
  Kennametal, Inc. ........................................... 18,500   897,250
  Parker-Hannifin Corp. ...................................... 18,910   790,674
                                                                      ---------
                                                                      2,892,274
-------------------------------------------------------------------------------
 CHEMICALS (3.7%)
  Dow Chemical Co. ........................................... 11,420 1,036,365
 *FMC Corp. ..................................................  8,500   686,906
                                                                      ---------
                                                                      1,723,271
-------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (2.1%)
  Guilford Mills, Inc. ....................................... 40,480   966,460
-------------------------------------------------------------------------------
 ENERGY (8.6%)
  Atlantic Richfield Co. .....................................  7,020   577,834
  Tidewater, Inc. ............................................ 23,200 1,523,950
  Union Pacific Resources Group, Inc. ........................ 37,500   923,437
  YPF S.A. ADR................................................ 30,460   974,720
                                                                      ---------
                                                                      3,999,941
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997



                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (15.9%)
 BankAmerica Corp. .....................................     14,520 $ 1,038,180
 Chase Manhattan Corp. .................................      9,700   1,119,138
 Comerica, Inc. ........................................     12,680   1,002,513
 First Union Corp. .....................................     20,380     999,894
 Morgan Stanley, Dean Witter, Discover and Co. .........     20,800   1,019,200
 NationsBank Corp. .....................................     13,500     808,312
 Norwest Corp. .........................................     18,200     583,537
 Republic New York Corp. ...............................      7,790     824,279
                                                                    -----------
                                                                      7,395,053
-------------------------------------------------------------------------------
HEALTH CARE (4.8%)
 Columbia/HCA Healthcare Corp. .........................     43,700   1,234,525
 Intergrated Health Services............................     31,160     989,330
                                                                    -----------
                                                                      2,223,855
-------------------------------------------------------------------------------
INSURANCE (5.2%)
 Chubb Corp. ...........................................      2,300     152,375
 Providian Corp. .......................................      8,580     317,460
 TIG Holdings, Inc. ....................................     31,000   1,050,125
 Torchmark Corp. .......................................     22,900     913,138
                                                                    -----------
                                                                      2,433,098
-------------------------------------------------------------------------------
REAL ESTATE (2.6%)
 Rouse Co. .............................................     43,600   1,209,900
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (7.0%)
 Omega Healthcare Investors, Inc. ......................     33,500   1,206,000
 Pacific Gulf Properties, Inc. .........................     46,800   1,058,850
 United Dominion Realty Trust, Inc. ....................     70,500     978,187
                                                                    -----------
                                                                      3,243,037
-------------------------------------------------------------------------------
RETAIL (3.5%)
 Dillard's Inc., Class A................................     20,800     798,200
 J.C. Penney Co., Inc. .................................     14,400     845,100
                                                                    -----------
                                                                      1,643,300
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997



                                                          SHARES     VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 TECHNOLOGY (8.2%)
  Hewlett-Packard Co. .................................      2,980 $   183,829
  International Business Machines Corp. ...............      9,960     976,702
  Nokia Corp. ADR......................................      6,500     573,625
  Philips Electronics N.V. ............................     14,060   1,101,953
 *Seagate Technology...................................     36,536     991,039
                                                                   -----------
                                                                     3,827,148
-------------------------------------------------------------------------------
 TRANSPORTATION (5.8%)
  Burlington Northern, Inc. ...........................     10,400     988,000
  Delta Air Lines, Inc. ...............................     17,300   1,742,975
                                                                   -----------
                                                                     2,730,975
-------------------------------------------------------------------------------
 UTILITIES (5.2%)
  Consolidated Edison of New York......................     29,200   1,000,100
  Duke Energy Corp. ...................................     14,000     675,500
  Edison International.................................     29,200     748,250
                                                                   -----------
                                                                     2,423,850
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $38,503,394)................             43,903,617
-------------------------------------------------------------------------------
                                                           FACE
                                                          AMOUNT
-------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT (9.9%)
-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT (9.9%)
  Chase Securities, Inc., 5.60% dated 10/31/97, due
   11/3/97, to be repurchased at $4,632,161,
   collateralized by $4,439,119 of various U.S.
   Treasury Notes, 5.50-8.75%, due from 5/15/00-
   6/30/02, valued at $4,632,612 (COST $4,630,000)..... $4,630,000   4,630,000
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS (104.1%) (COST $43,133,394) (A).....             48,533,617
-------------------------------------------------------------------------------
 OTHER ASSETS AND LIABILITIES (-4.1%)..................             (1,935,401)
-------------------------------------------------------------------------------
 NET ASSETS (100%).....................................            $46,598,216
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  +   See Note A to Financial Statements.
  *   Non-Income Producing Security
ADR   American Depositary Receipt
(a) The cost for federal income tax purposes was $43,133,394. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $5,400,223. This consisted of aggregate gross unrealized appreciation for all securities of $6,122,163 and aggregate gross unrealized depreciation for all securities of $721,940.


   The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997



-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost.............................................. $43,133,394
                                                                    ===========
 Investments, at Value............................................. $48,533,617
 Cash..............................................................         925
 Receivable for Shares Sold........................................     117,003
 Dividends Receivable..............................................      53,697
 Interest Receivable...............................................         720
 Other Assets......................................................         661
-------------------------------------------------------------------------------
  Total Assets.....................................................  48,706,623
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.................................   2,037,488
 Payable for Investment Advisory Fees--Note B......................      30,044
 Payable for Administrative Fees--Note C...........................       8,481
 Payable for Custodian Fees--Note D................................       2,385
 Payable for Directors' Fees--Note F...............................         657
 Other Liabilities.................................................      29,352
-------------------------------------------------------------------------------
  Total Liabilities................................................   2,108,407
-------------------------------------------------------------------------------
NET ASSETS......................................................... $46,598,216
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $40,095,913
 Undistributed Net Investment Income...............................     107,725
 Accumulated Net Realized Gain.....................................     994,355
 Unrealized Appreciation...........................................   5,400,223
-------------------------------------------------------------------------------
NET ASSETS......................................................... $46,598,216
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000)......................................................   2,550,282
 Net Asset Value, Offering and Redemption Price Per Share.......... $     18.27
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended October 31, 1997



---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.................................................           $  571,855
 Interest..................................................               99,112
---------------------------------------------------------------------------------
  Total Income.............................................              670,967
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees............................................... $149,172
  Less: Fees Waived........................................  (88,365)     60,807
                                                            --------
 Administrative Fees--Note C...............................               89,499
 Registration and Filing Fees..............................               21,469
 Printing Fees.............................................               14,190
 Audit Fees................................................               12,849
 Custodian Fees--Note D....................................                3,022
 Directors' Fees--Note F...................................                2,225
 Other Expenses............................................               10,396
---------------------------------------------------------------------------------
  Total Expenses...........................................              214,457
 Expense Offset--Note A....................................                 (240)
---------------------------------------------------------------------------------
  Net Expenses.............................................              214,217
---------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................              456,750
---------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS...........................            1,008,509
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON IN-
 VESTMENTS.................................................            3,935,992
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS....................................            4,944,501
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......           $5,401,251
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS



                                                          YEAR ENDED   YEAR ENDED
                                                          OCTOBER 31,  OCTOBER 31,
                                                             1997         1996
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net Investment Income..................................  $   456,750  $  163,182
 Net Realized Gain......................................    1,008,509     870,649
 Net Change in Unrealized Appreciation/Depreciation.....    3,935,992     621,990
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations..    5,401,251   1,655,821
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..................................     (352,820)   (150,729)
 Net Realized Gain......................................     (795,840)   (244,703)
----------------------------------------------------------------------------------
  Total Distributions...................................   (1,148,660)   (395,432)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued.................................................   34,636,573   1,827,059
   --In Lieu of Cash Distributions......................    1,125,401     392,817
 Redeemed...............................................   (1,284,354) (2,477,023)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions..........   34,477,620    (257,147)
----------------------------------------------------------------------------------
 Total Increase.........................................   38,730,211   1,003,242
Net Assets:
 Beginning of Year......................................    7,868,005   6,864,763
----------------------------------------------------------------------------------
 End of Year (including undistributed net investment in-
  come of $107,725 and $23,704, respectively)...........  $46,598,216  $7,868,005
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.........................................    2,009,663     139,421
  In Lieu of Cash Distributions.........................       75,945      31,573
  Shares Redeemed.......................................      (78,219)   (193,752)
----------------------------------------------------------------------------------
                                                            2,007,389     (22,758)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     OCTOBER 1,
                                      YEARS ENDED OCTOBER 31,        1993*** TO
                                   --------------------------------  OCTOBER 31,
                                    1997     1996     1995    1994      1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD............................  $ 14.49  $ 12.14  $10.41  $ 9.94    $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss)....     0.28     0.30    0.26    0.20      0.01
 Net Realized and Unrealized Gain
  (Loss).........................     4.74     2.76    1.75    0.45     (0.07)
--------------------------------------------------------------------------------
  Total from Investment Opera-
   tions.........................     5.02     3.06    2.01    0.65     (0.06)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........    (0.25)   (0.28)  (0.26)  (0.18)      --
 Net Realized Gain...............    (0.99)   (0.43)  (0.02)    --        --
--------------------------------------------------------------------------------
  Total Distributions............    (1.24)   (0.71)  (0.28)  (0.18)      --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...  $ 18.27  $ 14.49  $12.14  $10.41    $ 9.94
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN+....................    36.98%   26.23%  19.62%   6.63%   (0.60)%**
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thou-
 sands)..........................  $46,598  $ 7,868  $6,865  $3,659    $1,977
Ratio of Expenses to Average Net
 Assets..........................     0.90%    0.90%   0.92%   0.90%     0.90%*
Ratio of Net Investment Income
 (Loss) to Average Net Assets....     1.91%    2.30%   2.44%   2.15%     1.06%*
Portfolio Turnover Rate..........       31%      57%     37%     17%       11%
Average Commission Rate #........  $0.0599  $0.0661     N/A     N/A       N/A
--------------------------------------------------------------------------------
Voluntarily Waived Fees and Ex-
 penses Assumed by the Adviser
 Per Share.......................  $  0.05  $  0.24  $ 0.16  $ 0.21    $ 0.04
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets.........................     0.90%    0.90%   0.90%    N/A       N/A
--------------------------------------------------------------------------------

  *  Annualized
 **  Not Annualized
***  Commencement of Operations
  + Total return would have been lower had certain expenses not been waived and expenses assumed by the Advisor during the period.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                             ICM EQUITY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The ICM Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks of relatively large companies measured in terms of revenues, assets and market capitalization.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

                             ICM EQUITY PORTFOLIO

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the recognition of income.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $19,909 to decrease undistributed net investment income, with increases to accumulated net realized gain and paid in capital of $667 and $19,242, respectively.

  Current permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.625% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.90% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned $89,499 from the Portfolio as Administrator of which $74,736 was paid to CGFSC for their services as sub-Administrator.

                             ICM EQUITY PORTFOLIO

D. CUSTODIAN: The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

G. PURCHASES AND SALES: For the year ended October 31, 1997, the Portfolio made purchases of $37,909,217 and sales of $6,785,166 of investment securities other than long-term U.S. Government and short-term securities. The Portfolio's purchases figure includes $3,872,535 of in-kind transactions. There were no purchases or sales of long-term U.S. Government securities.

H. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolio had no borrowings under the agreement.

I. OTHER: At October 31, 1997, 52.2% of total shares outstanding were held by 3 record shareholders owning 10% or greater of the aggregate total shares outstanding.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
ICM Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICM Equity Portfolio (the "Portfolio"), a Portfolio of UAM Funds, Inc., at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997


-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

At October 31, 1997, the Portfolio hereby designates $554,677 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return.

For the year ended October 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 44.2%.

-------------------------------------------------------------------------------
                                   UAM FUNDS
                          ICM FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------
OFFICERS AND DIRECTORS

Norton H. Reamer
Director, President and Chairman

John T. Bennett, Jr.
Director

Nancy J. Dunn
Director

Philip D. English
Director

William A. Humenuk
Director

Charles H. Salisbury, Jr.
Director and Executive
Vice President

Peter M. Whitman, Jr.
Director

William H. Park
Vice President

Michael E. DeFao
Secretary

Karl O. Hartmann
Assistant Secretary

Gary L. French
Treasurer

Robert R. Flaherty
Assistant Treasurer

Gordon M. Shone
Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Investment Counselors of Maryland, Inc.
 803 Cathedral Street
 Baltimore, MD 21201

-------------------------------------------------------------------------------
ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------
CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------
LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------
DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street Boston, MA 02110

-------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------


                       [LOGO OF UAM FUNDS APPEARS HERE]

                               ICM FIXED INCOME
                                   PORTFOLIO


-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1997

Dear Shareholders:

I am pleased to report the performance results for the UAM ICM Fixed Income Portfolio. For the one year period ended October 31, 1997, the Portfolio returned 8.31% versus 8.89% for the Lehman Brothers Aggregate Index. The ICM Fixed Income Portfolio performance is presented net of investment advisory and administration fees.

PERFORMANCE--ALL PERIODS ENDED OCTOBER 31, 1997

                                                          3 MONTH 6 MONTH 1 YEAR
                                                          ------- ------- ------
ICM Fixed Income Portfolio...............................  1.91%   6.53%  8.31%
Lehman Brothers Aggregate Index..........................  2.07%   7.07%  8.89%

THE FIXED INCOME MARKET--ANNUAL REVIEW. After initially moving higher, interest rates declined during the annual period ended October 31, 1997. The year began with a spike upward in interest rates following Alan Greenspan's warning of "irrational exuberance" last December. General bearish sentiment remained until shortly after the Federal Reserve raised its targeted overnight rate to 5.50% from 5.25% on March 25, 1997. A knee-jerk market reaction to the Fed move pushed yields to their highest level of the year in early April, 1997. Selling volume diminished as yields on the U.S. Treasury ten year note approached 7%. Buying intensified through June and July as the U.S. economy continued to report stable prices and modest increases in employment costs, despite impressive economic growth and tight labor markets. Slumping Asian economies, slow growth in Japan and modest economic activity in Europe added to the positive tone in the U.S. fixed income market during September. By October 31, 1997, the yield on the U.S. Treasury ten year note had reached 5.83%.

In the Treasury sector, yields on intermediate and long-term maturities improved the most. Rallies in these maturities compressed the yield spread between short and long-term rates to levels not seen since early 1996, when the Fed was easing. The yield on the U.S. Treasury 30 year bond, for example, moved down 53 basis points, from 6.68% to 6.15%, during the one year period ended October 31, 1997. The yield on the U.S. Treasury two year note, by comparison, declined by only 16 basis points, from 5.77% to 5.61%, during the same period.

MARKET SECTOR REVIEW. All sectors of the Lehman Brothers Aggregate Index showed strong returns on an unadjusted basis for the annual period ended October 31, 1997. The U.S. Treasury, corporate and mortgage sectors returned 8.66%, 9.25% and 9.12%, respectively. These returns suggest that the non-Treasury sectors, such as corporates and mortgages, that provide additional yield, delivered the best performance. An analysis of the sector returns adjusted for interest rate risk (modified duration), however, shows that trying to "out-yield" the Treasury sector produced only mixed results for the year ended October 31, 1997.

A sharp sell-off in global equities during October, 1997, brought the risk of holding non-Treasuries back into focus. Market uncertainty pushed corporate risk premiums higher, and the resulting widening of yield spreads to comparable Treasuries pounded the risk-adjusted returns of the corporate sector. According to Lehman Brothers, during October, 1997, corporates lost 80 basis points in risk-adjusted performance to comparable Treasuries and finished the one year period lagging the return of comparable Treasuries by 16 basis points. In other words, the higher unadjusted return of corporates compared to Treasuries (9.25% versus 8.66%) for the year ended October 31, 1997, was totally attributable to the longer duration of the corporate sector not to the incremental income provided by the credit yield spread to U.S. Treasuries.

Mortgage performance suffered as well from the additional volatility and uncertainty, but this sector still managed to hold onto its solid relative performance. The mortgage sector return of 9.12% represented a 104 basis point advantage above comparable U.S. Treasuries on a risk-adjusted basis.

Recently, many sellers of emerging market debt and domestic corporate bonds have flocked to the U.S. Treasury market. Treasuries have also benefited from other factors throughout the annual period ended October 31, 1997. A shrinking U.S. budget deficit has reduced the net supply of government debt. Long-term U.S. Treasuries also appear to be the security of choice for many asset allocators looking to reduce exposure to domestic and foreign equities.

Foreign bonds delivered mixed returns on a dollar-hedged basis relative to the U.S. market. For the one year period ended October 31, 1997, the performance of the Lehman Brothers U.S. Treasury Index lagged returns in core Europe, Japan, Australia and Canada. These figures, however, belie a major shift in relative performance that has taken place over the past six months. While Canada and Australia continue to perform well, returns in core Europe have lagged those in the U.S. market significantly. Six month dollar-hedged returns in France and Germany, for example, are lower than the U.S. Treasury index performance by up to 300 basis points. Higher short-term rates in Europe and uncertainty surrounding EMU generally led to narrower yield spreads to U.S. Treasuries and contributed to the poor relative performance.

THE ICM FIXED INCOME PORTFOLIO OVERVIEW. The annual period ended October 31, 1997 proved to be a very difficult environment in which to consistently add value. While we accurately anticipated the strength in the U.S. economy, our expectation that the Federal Reserve would respond to reported inflationary pressures has, to this point, proven incorrect. Positioning the Portfolio based on this fundamental view has afforded us little gratification. Maintaining less exposure to falling interest rates than our benchmark contributed the most to disappointing performance. Other efforts to defensively structure the Portfolio hurt returns, as well. Allocations to Treasury Inflation-Protected Securities (TIPS), for example, added little value to the Portfolio.

Efforts to increase the yield of the Portfolio, such as by overweighting mortgages, produced only mixed results. While mortgages produced strong relative returns, our allocations to closed-end bond funds did not deliver the prospective returns we anticipated. In our corporate allocation, recent credit spread widening offset most of the return benefit of "clipping" extra yield. Few opportunities in foreign bonds provided consistently strong relative returns. Earlier in the annual period ended October 31, 1997, the Portfolio benefited from allocations to Canadian and Australian bonds, which consistently outperformed U.S. Treasuries all year. Dollar-hedged positions in British Gilts and French Ten Year Bonds, however, provided only mixed results as European bonds failed to participate fully in the recent rally in U.S. Treasuries.

DERIVATIVE SECURITIES. The Portfolio uses the following derivative instruments: Exchange Traded Futures, Exchange Traded Options, Collateralized Mortgage Obligations (CMOs) and Mortgage Pass-through Securities. Net positions in exchange traded futures as of October 31, 1997, account for 4.7% of the market value of the Portfolio. The purchase of five U.S. 5 year note futures composes 1.8% of the Portfolio and provides market exposure to our cash position. The purchase of ten U.S. Treasury 20 year bond futures accounts for 3.8% of the Portfolio and hedges against a further decline in interest rates. The sale of ten U.S. Treasury 10 year note futures reduces domestic exposure by 3.6%. This position offsets the purchase of ten French 10 year bond futures which composes 2.7% of the Portfolio. We own French bond futures because they offer 176 basis points of dollar-hedged yield spread above U.S. Treasuries.

Strategies involving exchange-traded options helped offset the effects of maintaining less exposure to falling interest rates than our benchmark. Call options purchased during April and May allowed the Portfolio to increase its participation in the bond rally during the spring and added about 6 basis points to performance. Purchasing ten year note call options during July helped hedge the effects of negative convexity in our mortgage securities.

Our allocation to mortgage-backed securities as of October 31, 1997 is around 34%, down from an annual period high of approximately 40%. Mortgage pass-through securities and CMO holdings compose 25% and 9% of the Portfolio, respectively. The sale of FNMA 8.5% 30 year passthroughs accounts for the most recent activity in this sector. A reduction in higher coupon passthroughs and a lower allocation to this sector reflect our concerns that falling rates and increased volatility threaten the prospects for solid relative performance.

OUTLOOK. The prevailing market view is that inflation will remain subdued in the United States. Recent economic turmoil in Asia and continued banking problems in Japan are deflationary. The damage to Asian economies and other emerging markets resulting from this crisis in terms of currency devaluations and slower domestic growth will serve to intensify global competition and dampen demand for U.S. exports. We agree that in isolation, these events cannot threaten the prospect of continued low U.S. inflation.

Nevertheless, there is plenty of uncertainty surrounding these events and the effect they will have in the long term on the U.S. economy and interest rates. First of all, trade composes only 12% of our GDP. While emerging markets have certainly been a source of strong trade growth, non-Japan Asia and Latin America only account for roughly 29% of our exports. Our major U.S. export trade partners remain Canada, Western Europe, Japan and Mexico. These four entities account for over 64% of our trade, and the prospects for continued growth in all but Japan remain good, especially in Western Europe. In addition, the U.S. economy remains fundamentally strong and labor markets continue to be tight. Alan Greenspan expressed concern about this just weeks before the most recent Asian crisis surfaced. A flight to quality (Treasuries) resulting from the Asian market turmoil may only serve to stimulate a U.S. economy that is arguably running at full capacity. Mr. Greenspan will clearly be watching and hoping for signs that the Asian crisis has the effect of slowing the economy a little on his behalf.

Recent global economic events have forced us to increase the duration of the Portfolio to slightly over 4.5 years, which is neutral to our benchmark, the Lehman Brothers Aggregate Index. We will continue to make tactical bets with foreign bonds as opportunities present themselves and maintain our closed-end bond fund position as a pure value bet. As credit spreads widen, we anticipate adding to our corporate bond allocation. Increased volatility and relatively tight yield spreads may keep us from adding to our mortgage passthrough exposure soon. As always, we will continue to seek those opportunities that offer high prospective returns in relation to the amount of risk we are assuming.

Respectfully submitted,

/s/ Dan Shackelford

Dan Shackelford, CFA
Investment Counselors of Maryland, Inc.

Performance Comparison
--------------------------------------------------------------------------------
   COMPARISON OF THE CHANGE IN VALUE OF A $100,000 PURCHASE IN THE ICM FIXED INCOME PORTFOLIO AND THE LEHMAN BROTHERS AGGREGATE INDEX.

---------------------------------
AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 1997
---------------------------------
   1 YEAR       SINCE 11/3/92*
---------------------------------
    8.31%            6.71%
---------------------------------

                    ICM FIXED          LEHMAN BROTHERS
                 INCOME PORTFOLIO+     AGGREGATE INDEX+
11/3/92*             100,000              100,000
    10/31/93         110,380              111,870
    10/31/94         105,490              107,760
    10/31/95         121,430              124,624
    10/31/96         127,708              131,915
    10/31/97         138,321              143,642

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

 * Commencement of operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The Lehman Brothers Aggregate Index is an unmanaged fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for the U.S. Government issues and $25 million for others.

Please note that one cannot invest in an unmanaged index.

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997
    The accompanying notes are an integral part of the financial statements.

                                                            FACE
                                                           AMOUNT        VALUE+

-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (19.2%)
-------------------------------------------------------------------------------
BANKS (2.0%)
 First National Bank of Commerce 6.50%, 1/14/00......... $  350,000 $   353,570
 #State Street Institution Capital Securities, Series A
  7.94%, 12/30/26.......................................    250,000     259,275
                                                                    -----------
                                                                        612,845
-------------------------------------------------------------------------------
FINANCIAL SERVICES (8.0%)
 American General Finance 8.125%, 8/15/09...............    250,000     281,875
 Associates Corp. of North America 8.375%, 1/15/98......     25,000      25,142
 Commercial Credit Corp. 8.70%, 6/15/09.................    100,000     117,500
 *Dean Witter Discover 5.57%, 3/2/99....................     15,000      15,028
 Ford Motor Credit Corp. 7.00%, 9/25/01.................    500,000     516,250
 Ford Motor Credit Corp. Medium Term Note 6.70%, 8/2/00.    250,000     254,063
 General Electric Capital Corp. 8.85%, 4/1/05...........    450,000     520,875
 General Motors Acceptance Corp. 8.875%, 6/1/10.........     50,000      59,500
 Lehman Brothers Holdings Medium Term Note 6.90%,
  1/29/01...............................................    250,000     254,075
 Norwest Financial, Inc. 6.23%, 9/1/98..................    350,000     351,204
 U.S. West Capital, Inc. 8.40%, 9/15/99.................    100,000     104,125
                                                                    -----------
                                                                      2,499,637
-------------------------------------------------------------------------------
INDUSTRIAL (6.8%)
 American Home Products 7.70%, 2/15/00..................    250,000     258,750
 Dow Chemical Co. 8.55%, 10/15/09.......................     25,000      29,500
 EG & G, Inc. 6.80%, 10/15/05...........................    200,000     203,660
 IBM Corp., Medium Term Note 6.15%, 12/11/98............    500,000     502,100
 Martin Marietta 6.50%, 4/15/03.........................    300,000     302,625
 Martin Marietta Materials, Inc. 6.90%, 8/15/07.........    500,000     516,250
 Rite Aid Corp. 6.70%, 12/15/01.........................    250,000     254,687
 Weyerhaeuser Co. 9.05%, 2/1/03.........................     50,000      55,813
                                                                    -----------
                                                                      2,123,385
-------------------------------------------------------------------------------
TRANSPORTATION (1.5%)
 Federal Express ETC 7.50%, 1/15/18.....................    300,000     324,090
 Ryder System, Inc. 7.30%, 10/30/00.....................    150,000     154,050
                                                                    -----------
                                                                        478,140
-------------------------------------------------------------------------------
UTILITIES (0.9%)
 Baltimore Gas & Electric 6.73%, 6/12/12................    250,000     260,925
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $5,775,683).......              5,974,932
-------------------------------------------------------------------------------

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997
    The accompanying notes are an integral part of the financial statements.

                                                            FACE
                                                           AMOUNT        VALUE+

-------------------------------------------------------------------------------
YANKEE BONDS (2.1%)
-------------------------------------------------------------------------------
BANKS (1.5%)
 Korea Development Bank 6.50%, 11/15/02................. $  500,000 $   465,625
-------------------------------------------------------------------------------
FINANCIAL SERVICES (0.6%)
 InterAmerica Development Bank 8.40%, 9/1/09............    150,000     178,312
-------------------------------------------------------------------------------
TOTAL YANKEE BONDS (COST $638,574)......................                643,937
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES (24.6%)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. (6.4%)
 Pool #E48794
  15 yr. Guarantee 6.50%, 7/1/08........................    212,270     213,199
 Pool #E00292
  Gold 6.50%, 4/1/09....................................    358,140     360,042
 Pool #346544
  7.00%, 5/1/11.........................................    345,702     350,779
 Pool #E64395
  15 yr. Guarantee 7.00%, 6/1/11........................    409,753     416,539
 Pool #277196
  8.00%, 8/1/16.........................................      1,877       1,956
 *Pool #845640
  7.854%, 8/1/23........................................    192,502     198,879
 Pool #C00449
  7.00%, 3/1/26.........................................    455,807     459,226
                                                                    -----------
                                                                      2,000,620
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (8.9%)
 Pool #81817
  9.50%, 8/1/02.........................................      7,219       7,627
 Pool #232847
  7.00%, 8/1/08.........................................    143,110     145,614
 Pool #50904
  6.00%, 10/1/08........................................    200,288     197,785
 Pool #232361
  6.00%, 10/1/08........................................     61,001      60,238
 Pool #264441
  6.00%, 1/1/09.........................................     65,278      64,462

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997
    The accompanying notes are an integral part of the financial statements.

                                                            FACE
                                                           AMOUNT        VALUE+

-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES--(CONTINUED)
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--(CONTINUED)
 Pool #250498
  6.50%, 3/1/11......................................... $  256,507 $   257,309
 Pool #50013
  9.50%, 10/1/17........................................      2,930       3,159
 Pool #55343
  9.50%, 10/1/17........................................      2,042       2,206
 Pool #50993
  7.00%, 2/1/24.........................................    567,631     571,534
 Pool #298034
  8.00%, 11/1/24........................................    211,597     219,069
 Pool #311025
  8.00%, 5/1/25.........................................    345,856     359,474
 Pool #322345
  7.50%, 9/1/25.........................................    470,051     481,215
 Pool #330297
  7.00%, 11/1/25........................................    403,325     405,594
                                                                    -----------
                                                                      2,775,286
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (9.3%)
 Pool #7414
  7.25%, 7/15/05........................................      9,215       9,466
 Pool #17084
  8.00%, 9/15/07........................................     19,992      21,010
 Pool #20335
  8.00%, 10/15/07.......................................     26,998      28,044
 Pool #327371
  7.00%, 2/15/08........................................    214,225     218,041
 Pool #780159
  8.00%, 4/15/08........................................    331,481     347,359
 Pool #362234
  7.00%, 3/15/09........................................    220,244     225,062
 Pool #400216
  7.00%, 4/15/09........................................    219,617     224,421
 Pool #40824
  12.50%, 7/15/10.......................................     11,642      13,570

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997
    The accompanying notes are an integral part of the financial statements.

                                                            FACE
                                                           AMOUNT        VALUE+

-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES--(CONTINUED)
-------------------------------------------------------------------------------
 Pool #109599
  12.00%, 1/15/14....................................... $   52,977 $    60,443
 Pool #311575
  7.50%, 2/15/23........................................    586,719     603,404
 Pool #387161
  7.50%, 10/15/25.......................................    271,630     278,930
 Pool #405183
  7.50%, 11/15/25.......................................    355,897     365,350
 Pool #423836
  8.00%, 8/15/26........................................    472,652     491,410
                                                                    -----------
                                                                      2,886,510
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH
 SECURITIES (COST $7,510,752)...........................              7,662,416
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (9.4%)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (9.4%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (2.3%)
 Series 1544-E PAC(11) REMIC
  6.25%, 6/15/08........................................    200,000     200,863
 Series 1577 CL PH PAC-1(11) REMIC
  6.30%, 3/15/23........................................    500,000     499,383
                                                                    -----------
                                                                        700,246
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (7.1%)
 Series 1993-52 CL D PAC-1(11) REMIC
  5.50%, 12/25/02.......................................    126,782     126,277
 Series 1993-194 CL PG PAC(11) REMIC
  5.65%, 4/25/05........................................    350,000     347,537
 Series 1993-71 CL PG PAC(11) REMIC
  6.25%, 7/25/07........................................    400,000     401,314
 Series 1996-M5 CL A1 REMIC
  7.141%, 6/25/08.......................................    238,511     244,974
 Series 1990-103 CL J PAC REMIC
  7.50%, 10/25/19.......................................     13,444      13,449

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997
    The accompanying notes are an integral part of the financial statements.

                                                          FACE
                                                         AMOUNT        VALUE+

-----------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
-----------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--(CONTINUED)
 Series 1991-21 H PAC REMIC
  7.00%, 12/25/19..................................... $   64,808 $    64,752
 Series G92-15 CL G PAC(11) REMIC
  7.00%, 4/25/20......................................    545,000     549,769
 Series G19-H PAC REMIC
  8.40%, 6/25/20......................................    200,000     206,000
 Series G92-19K PAC(11) REMIC
  7.50%, 12/25/20.....................................    250,000     252,188
                                                                  -----------
                                                                    2,206,260
-----------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS (COST $2,885,578)........................              2,906,506
-----------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (36.4%)
-----------------------------------------------------------------------------
U.S. TREASURY BONDS (14.4%)
 ++3.625%, 7/15/02....................................    501,927     502,555
 12.75%, 11/15/10.....................................     25,000      35,651
 7.50%, 11/15/16......................................  2,975,000   3,399,919
 7.125%, 2/15/23......................................    500,000     555,530
                                                                  -----------
                                                                    4,493,655
-----------------------------------------------------------------------------
U.S. TREASURY NOTES (22.0%)
 6.375%, 1/15/99......................................    725,000     731,605
 6.875%, 8/31/99......................................  1,600,000   1,633,680
 5.50%, 4/15/00.......................................    100,000      99,612
 6.25%, 5/31/00.......................................  1,320,000   1,337,094
 @7.50%, 11/15/01.....................................    150,000     159,214
 @6.375%, 8/15/02.....................................  1,660,000   1,700,222
 7.25%, 8/15/04.......................................    150,000     161,688
 6.50%, 10/15/06......................................    500,000     519,550
 ++3.375%, 1/15/07....................................    507,430     500,610
                                                                  -----------
                                                                    6,843,275
-----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $10,904,110)...             11,336,930
-----------------------------------------------------------------------------

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES        VALUE+

-------------------------------------------------------------------------------
CLOSED-END INVESTMENT COMPANIES (4.4%)
-------------------------------------------------------------------------------
 Blackrock 1998 Term Trust..............................      2,800 $    27,125
 Blackrock 1999 Term Trust..............................     30,000     279,375
 Blackrock 2001 Term Trust..............................     60,000     510,000
 Blackrock Target Term Trust............................     60,000     551,250
-------------------------------------------------------------------------------
TOTAL CLOSED-END INVESTMENT COMPANIES
 (COST $1,343,745)......................................              1,367,750
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.8%)
 Chase Securities, Inc., 5.60% dated 10/31/97, due
  11/3/97, to be repurchased
  at $876,409, collateralized by $839,885 of various
  U.S. Treasury Notes, 5.50%-8.75%, due from 5/15/00-
  6/30/02, valued at $876,494
  (COST $876,000).......................................   $876,000     876,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.9%) (COST $29,934,442)(A).........             30,768,471
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%).....................                350,223
-------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $31,118,694
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  +    See Note A to Financial Statements.
 ++    Par amount is indexed to inflation rate.
  *    Variable/Floating rate security--rate disclosed is as of October 31,1997.
  #    144A Security--Certain conditions for public sale may exist.
  @ All, or a portion of these shares, were pledged to cover initial margin requirements on open futures contracts.
ETC--  Equipment Trust Certificates
PAC--  Planned Amortization Class
REMIC--Real Estate Mortgage Investment Conduit
  (a) The cost for federal income tax and book purposes was $29,938,521. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $829,950. This consisted of aggregate gross unrealized appreciation for all securities of $861,858 and aggregate gross unrealized depreciation for all securities of $31,908.


   The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................. $29,934,442
                                                                   ===========
 Investments, at Value............................................ $30,768,471
 Cash.............................................................         612
 Interest Receivable..............................................     393,078
 Receivable for Daily Variation on Futures Contracts..............       2,743
 Other Assets.....................................................         872
-------------------------------------------------------------------------------
  Total Assets....................................................  31,165,776
-------------------------------------------------------------------------------
LIABILITIES
 Payable to Investment Advisor--Note B............................       6,636
 Payable for Administrative Fees--Note C..........................       8,037
 Payable for Custodian Fees--Note D...............................       6,431
 Payable for Directors' Fees--Note F..............................         670
 Payable for Printing Fees........................................       8,920
 Other Liabilities................................................      16,388
-------------------------------------------------------------------------------
  Total Liabilities...............................................      47,082
-------------------------------------------------------------------------------
NET ASSETS........................................................ $31,118,694
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $30,139,214
 Undistributed Net Investment Income..............................     255,821
 Accumulated Net Realized Loss....................................    (114,574)
 Unrealized Appreciation..........................................     838,233
-------------------------------------------------------------------------------
NET ASSETS........................................................ $31,118,694
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  50,000,000).....................................................   2,946,788
 Net Asset Value, Offering and Redemption Price Per Share......... $     10.56
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended October 31, 1997

---------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest.................................................            $1,860,624
 Dividends................................................                28,762
---------------------------------------------------------------------------------
  Total Income............................................             1,889,386
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees.............................................. $ 144,659
  Less: Fees Waived.......................................  (144,659)        --
                                                           ---------
 Administrative Fees--Note C..............................                96,007
 Printing Fees............................................                16,354
 Custodian Fees--Note D...................................                15,075
 Registration and Filing Fees.............................                13,584
 Audit Fees...............................................                13,196
 Directors' Fees--Note F..................................                 2,339
 Other Expenses...........................................                 5,888
 Expenses Assumed by the Adviser--Note B..................               (17,285)
---------------------------------------------------------------------------------
  Total Expenses..........................................               145,158
 Expense Offset--Note A...................................                  (596)
---------------------------------------------------------------------------------
  Net Expenses............................................               144,562
---------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................................             1,744,824
---------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS):
 Investments..............................................                49,578
 Written Options..........................................                   938
 Futures Contracts........................................                50,984
 Foreign Exchange Translations............................                  (640)
---------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN ON INVESTMENTS, WRITTEN OPTIONS,
 FUTURES CONTRACTS AND FOREIGN EXCHANGE TRANSLATIONS......               100,860
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
 Investments..............................................               529,114
 Futures..................................................                25,046
---------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION..               554,160
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS, WRITTEN OPTIONS, FUTURES
 CONTRACTS AND FOREIGN EXCHANGE TRANSLATIONS..............               655,020
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......            $2,399,844
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED   YEAR ENDED
                                                       OCTOBER 31,  OCTOBER 31,
                                                          1997         1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
 Net Investment Income................................ $ 1,744,824  $ 1,211,660
 Net Realized Gain (Loss).............................     100,860      (33,891)
 Net Change in Unrealized Appreciation/Depreciation...     554,160      (87,594)
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
   Operations.........................................   2,399,844    1,090,175
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................  (1,729,486)  (1,168,003)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued...............................................   6,306,694    8,726,617
  --In Lieu of Cash Distributions.....................   1,451,047    1,021,678
 Redeemed.............................................  (1,667,639)  (2,077,394)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions........   6,090,102    7,670,901
--------------------------------------------------------------------------------
 Total Increase.......................................   6,760,460    7,593,073
Net Assets:
 Beginning of Year....................................  24,358,234   16,765,161
--------------------------------------------------------------------------------
 End of Year (including undistributed net investment
  income of $255,821
  and $212,125, respectively)......................... $31,118,694  $24,358,234
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.......................................     611,727      846,409
  In Lieu of Cash Distributions.......................     140,942       99,711
  Shares Redeemed.....................................    (157,979)    (200,725)
--------------------------------------------------------------------------------
                                                           594,690      745,395
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         NOVEMBER 3,
                                        YEARS ENDED OCTOBER 31,           1992** TO
                                    ----------------------------------   OCTOBER 31,
                                     1997     1996     1995     1994        1993
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................ $ 10.36  $ 10.43  $  9.55  $ 10.58     $ 10.00
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.............    0.62     0.59     0.59     0.52        0.51
 Net Realized and Unrealized Gain
  (Loss)...........................    0.21    (0.07)    0.82    (0.98)       0.51
------------------------------------------------------------------------------------
  Total from Investment Operations.    0.83     0.52     1.41    (0.46)       1.02
------------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.............   (0.63)   (0.59)   (0.53)   (0.48)      (0.44)
 Net Realized Gain.................     --       --       --     (0.09)        --
------------------------------------------------------------------------------------
  Total Distributions..............   (0.63)   (0.59)   (0.53)   (0.57)      (0.44)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..... $ 10.56  $ 10.36  $ 10.43  $  9.55     $ 10.58
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
TOTAL RETURN+......................    8.31%    5.17%   15.11%   (4.43)%     10.38%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)....................... $31,119  $24,358  $16,765  $12,601     $12,465
Ratio of Expenses to Average Net
 Assets............................    0.50%    0.50%    0.63%    0.84%       0.84%*
Ratio of Net Investment Income to
 Average Net Assets................    6.03%    5.98%    6.04%    5.26%       5.41%*
Portfolio Turnover Rate............      34%      46%      49%      82%         65%
------------------------------------------------------------------------------------
Voluntarily Waived Fees and
 Expenses Assumed by the Adviser
 Per Share......................... $  0.06  $  0.08  $  0.08  $  0.04     $  0.03
Ratio of Expenses to Average Net
 Assets Including Expense Offsets..    0.50%    0.50%    0.61%     N/A         N/A
------------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations
 + Total return would have been lower had certain expenses not been waived and expenses assumed by the Advisor during the period.

   The accompanying notes are an integral part of the financial statements.

                          ICM FIXED INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The ICM Small Company Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade, fixed income securities of varying maturities.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  At October 31, 1997, the Portfolio had available a capital loss carryover for Federal income tax purposes of $22,494, $381 and $93,355 which will expire on October 31, 2002, October 31, 2003, and October 31, 2004, respectively. For the year ended October 31, 1997, the Portfolio utilized capital loss carryover for Federal income tax purposes of $87,027.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

                          ICM FIXED INCOME PORTFOLIO

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FUTURES AND OPTIONS CONTRACTS: The Portfolio may use futures and options contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio may also write covered options on securities it owns or in which it may invest to increase its current returns.

  The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

  Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

  The Portfolio had the following futures contracts open at October 31, 1997:

                                                                      NET
                              NUMBER                               UNREALIZED
                                OF     AGGREGATE    EXPIRATION    APPRECIATION
   CONTRACTS                 CONTRACTS FACE VALUE      DATE      (DEPRECIATION)
   ---------                 --------- ---------- -------------- --------------
    Purchases:
    U.S. Treasury 20 Year
     Bond...................     10    $1,184,688 December, 1997    $ 12,582
    U.S. Treasury 5 Year
     Note...................      5       542,031 December, 1997       1,447
    French 10 Year Bond.....     10       859,798 December, 1997       9,938
    Sales:
    U.S. Treasury 10 Year
     Note...................     10     1,117,500 December, 1997     (19,763)
                                                                    --------
                                                                    $  4,204
                                                                    ========

                          ICM FIXED INCOME PORTFOLIO

  During the year ended October 31, 1997, the Portfolio participated in writing covered call and put options. The Portfolio had option activity as follows:

                                                              NUMBER OF
                                                              CONTRACTS PREMIUMS
                                                              --------- --------
   Options outstanding at October 31, 1996...................     --     $  --
   Options written during the year...........................      5       938
   Options expired during the year...........................     (5)     (938)
                                                                 ---     -----
   Options outstanding at October 31, 1997...................     --        --
                                                                 ===     =====

  6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $28,358 to increase undistributed net investment income with an increase of $28,358 to accumulated net realized loss.

  Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their perspective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.50% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.50% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the

                          ICM FIXED INCOME PORTFOLIO
combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned $96,007 from the Portfolio as Administrator of which $84,435 was paid to CGFSC for their services as sub-Administrator.

D. CUSTODIAN: The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

G. PURCHASES AND SALES: For the year ended October 31, 1997, the Portfolio made purchases of $5,747,241 and sales of $996,248 of investment securities other than long-term U.S. Government and short-term securities. The Portfolio's purchases figure includes $2,557,989 of in-kind transactions. Purchases and sales of long-term U.S. Government securities were $9,441,676 and $8,211,248, respectively.

H. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolio had no borrowings under the agreement.

I. OTHER: At October 31, 1997, 27.4% of total shares outstanding were held by 2 record shareholders owning 10% or greater of the aggregate total shares outstanding.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
ICM Fixed Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICM Fixed Income Portfolio (the "Portfolio"), a Portfolio of UAM Funds, Inc., at October 31, 1997, and the results of operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse llp

Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended October 31, 1997,the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders is 49.6%.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                          ICM SMALL COMPANY PORTFOLIO

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS
Norton H. Reamer                            Peter M. Whitman, Jr.
Director, President                         Director
and Chairman
                                            William H. Park
John T. Bennett, Jr.                        Vice President
Director
                                            Michael E. DeFao
Nancy J. Dunn                               Secretary
Director
                                            Karl O. Hartmann
Philip D. English                           Assistant Secretary
Director
                                            Gary L. French
William A. Humenuk                          Treasurer
Director
                                            Robert R. Flaherty
Charles H. Salisbury, Jr.                   Assistant Treasurer
Director and Executive
Vice President                              Gordon M. Shone
                                            Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Investment Counselors of Maryland, Inc.
 803 Cathedral Street
 Baltimore, MD 21201

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------


                       [LOGO OF UAM FUNDS APPEARS HERE]

                                   ICM SMALL
                                    COMPANY
                                   PORTFOLIO

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1997

Dear Shareholder:

                          ICM SMALL COMPANY PORTFOLIO

            "A STRONG SECOND HALF PERFORMANCE BY SMALL CAP STOCKS"

In our letter to shareholders in the Portfolio's semi-annual report dated April 30, 1997, we noted the very favorable valuation of small cap stocks relative to large cap stocks, and suggested that small cap stocks could experience a catch-up rally. The performance by the Portfolio and the Russell 2000 Index since May 1st show that this rally did in fact take place.

                                                  TOTAL RETURNS
                                  ---------------------------------------------
                                  1ST FISCAL HALF 2ND FISCAL HALF  FISCAL YEAR
                                  --------------- --------------- -------------
                                   NOV. 1, 1996-   MAY 1, 1997-   NOV. 1, 1996-
                                   APR. 30, 1997   OCT. 31, 1997  OCT. 31, 1997
                                  --------------- --------------- -------------
ICM Small Company Portfolio......     11.22%          28.83%         43.28%
Russell 2000 Index...............      1.61%          27.29%         29.33%
S&P 500 Index....................     14.71%          15.17%         32.10%

After two mediocre years of performance relative to the Russell 2000, the Portfolio experienced a very strong year ending October 31, 1997. The long term returns for the Portfolio remain quite good.

             TOTAL RETURNS FOR FIVE FISCAL YEARS ENDED OCTOBER 31
-------------------------------------------------------------------------------

                                                                 5 YEARS
                                                            ------------------
                                                                       AVERAGE
                          1993   1994   1995   1996   1997  CUMULATIVE ANNUAL
                         ------ ------ ------ ------ ------ ---------- -------
ICM Small Co. Portfo-
 lio.................... 35.20%  4.59% 17.73% 15.62% 43.28%  175.77%   22.49%
Russell 2000 Index...... 32.40% -0.30% 18.35% 16.61% 29.33%  135.56%   18.69%
S&P 500 Index........... 14.91%  3.86% 26.41% 24.08% 32.10%  147.49%   19.85%

                   PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS
                   ----------------------------------------

                 1  YEAR       5 YEAR      4/19/89*
               END 9/30/97   END 9/30/97 THRU 9/30/97
               -----------   ----------- ------------
                 46.01%        24.12%       19.44%

While our mid-year suggestion of stronger relative performance by small cap stocks proved to be correct, our equity market outlook in last year's annual letter to shareholders was far too conservative. In that letter we suggested that equity returns for the year ending October 31, 1997 might be a more normal 11%-12%. Instead, stock prices rose by more than twice that rate as investors became convinced that the Goldilocks economy--not too strong, not too weak, but just right--was the "new paradigm."

Small cap stocks began to do better than big cap stocks in early August, just after Coca-Cola and Gillette announced that they would experience weaker than expected third quarter earnings. These announcements focused attention on the very high price to earnings multiples at which the mega cap multinational growth companies were selling, and raised concerns about the impact on earnings from the very strong dollar and slowing overseas growth. At the same time, small cap stocks, which had lagged the large cap sector, were selling at near historic low relative valuations. The combination of attractive relative valuations and significantly less international exposure made small cap stocks look very appealing.
--------
*Date of commencement.

The recent currency and stock market debacles in Southeast Asia and other emerging markets have brought into question the viability of the Goldilocks economy. Concerns about earnings are beginning to surface, and rightfully so in our opinion. These concerns have been confined, for the most part, to companies and industries that have either significant overseas exposure or compete with companies based in Southeast Asia. The fundamentals of the U.S. economy still appear strong enough to support the sales and earnings of domestically oriented companies. However, domestically oriented companies face another problem. Labor markets are very tight and labor costs, including both wages and training costs, are showing signs of acceleration. We believe these costs will squeeze margins as price increases will be difficult to achieve and productivity will not fully offset these rising costs.

With these factors in mind we once again suggest that returns from stocks in fiscal 1998 will be hard pressed to exceed the long term average return of about 12%. The key factor in the year ahead will be earnings and the ability of companies to cope with the deflationary effects of a strong dollar and very slow economic growth in Southeast Asia and Japan. The Federal Reserve will likely be reluctant to tighten credit in this environment; but, continued reductions in the unemployment rate might force the Fed to raise short term rates. This would not be good for stocks.

We are approaching this environment with the following mindset. First, we reviewed the direct and indirect exposure of the holdings to Southeast Asia and have found it to be very minor. Second, we are looking hard at the vulnerability of the companies in the Portfolio to the wage and price pressures we foresee. Third, we are searching even harder for companies whose prospects are much more dependent on company specific factors than on broad economic growth. Finally, we remain focused on absolute valuation rather than relative valuation because the market itself is still richly valued. We want to continue to drive the Portfolio's average price to earnings and price to cash flow ratios lower.

Small cap value stocks have done very well over the last twelve months, and this is one of the reasons for the Portfolio's above market returns in fiscal 1997. We remain firmly committed to the value discipline described in the Investment Approach section of this report. The Portfolio's statistical profile as of October 31, 1997 is as follows:

   Largest Market Capitalization:............................... $2,414 million
   Smallest Market Capitalization:..............................    $10 million
   Weighted Average Market Capitalization:......................   $579 million
   Median Market Capitalization:................................   $387 million
   Weighted Average Price to Earnings Ratio (1998 Est.):........           13.2x
   Weighted Average Price to Book Value Ratio:..................            2.2x
   Weighted Average Est. Return on Equity:......................           17.3%

Respectfully submitted,                   Respectfully submitted,


/s/ Robert D. McDorman, Jr.               /s/ Charles W. Neuhauser

Robert D. McDorman, Jr.
Principal                                 Charles W. Neuhauser
Investment Counselors of Maryland,        Senior Vice President
 Inc.                                     Investment Counselors of Maryland,
                                           Inc.

                      DEFINITIONS OF COMPARATIVE INDICES

* The returns shown for the UAM Fund-ICM Small Company Portfolio are net of all fees and expenses.

The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

The Standard & Poor's 500 Stock Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Comparisons of performance assumes reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

The investment results present in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the portfolio is actively managed, its holdings are subject to change.

This letter is not authorized for distribution unless preceded or accompanied by a current prospectus. Please read it carefully before you invest or send money. The ICM Equity Portfolio is distributed by UAM Fund Distributors, Inc., 211 Congress Street, Boston, Massachusetts 02110.

                                   UAM FUNDS
                          ICM SMALL COMPANY PORTFOLIO

INVESTMENT APPROACH

  The purpose of the ICM Small Company Portfolio is to provide its shareholders with exposure to a diversified portfolio of small capitalization companies with attractive valuation characteristics. The investment rationale behind the Portfolio and the stock selection process is the historic long-term superior relative performance of small companies and the belief on the part of Investment Counselors of Maryland ("ICM") that "value" stocks within the small cap sector will provide incremental positive returns. Since the Portfolio's objective is to provide maximum, long-term total return consistent with reasonable risk to principal by investing in the small cap sector of the equity market, ICM maintains a nearly fully invested position in the Portfolio at all times.

  The evaluation of the performance of the Portfolio should take into consideration the fact that the Portfolio manager is maintaining a nearly fully invested position at all times, and the universe of stocks is the small capitalization stock universe. Therefore, the index most appropriate for comparison purposes is the Russell 2000.

  In selecting stocks for inclusion in the Portfolio, the manager looks for the following attributes:

  1) Capitalization--Nearly all of the companies included in the Portfolio will have a market capitalization of between $50 million and $700 million.

  2) Low Price to Earnings Ratio--The stocks selected for inclusion in the Portfolio are, at the time of purchase, selling at a discount to the S&P 500 on a Price to Earnings Ratio basis or will be in the immediate future due to very strong earnings momentum.

  3) Relative Return on Equity Greater Than Relative Price to Earnings Ratio--Nearly all the companies held in the Portfolio have a Relative Return on Equity (ROE relative to ROE of the S&P 500) that is higher than their respective relative Price to Earnings Ratio.

  4) Balance Sheet Strength--There is a strong bias in the selection process toward companies with strong balance sheets. As a group, the companies in the Portfolio have a lower debt to total capitalization ratio than the average company and a higher current ratio.

  5) Low Price to Book Value--There is a strong bias in the selection process toward companies with a low absolute and relative Price to Book Value.

  6) Positive Earnings Momentum--In choosing among a group of similarly valued companies, those with positive earnings momentum and/or positive earnings surprise are ranked more highly.

                                      LOGO

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
*Commencement of Operations
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      DEFINITION OF THE COMPARATIVE INDEX
The Russell 2000 Index is an unmanaged index composed of the 2000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies.

Please note that one cannot invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
       COMPARISON OF THE CHANGE IN VALUE OF A $5,000,000 PURCHASE IN THE
            ICM SMALL COMPANY PORTFOLIO AND THE RUSSELL 2000 INDEX.

                           [LINE GRAPH APPEARS HERE]

   AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED OCTOBER 31, 1997
---------------------------------

1 YEAR   5 YEARS   SINCE 4/19/89*
---------------------------------
43.28%   22.49%        19.13%
---------------------------------


                    ICM SMALL
                COMPANY PORTFOLIO+           RUSSELL 2000 INDEX+
                ------------------           -------------------
4/19/89*           5,000,000                      5,000,000
10/31/89           4,993,500                      5,118,000
10/31/90           4,006,285                      3,721,298
10/31/91           6,521,831                      5,902,350
10/31/92           8,084,462                      6,461,893
10/31/93          10,930,193                      8,555,547
10/31/94          11,431,889                      8,529,880
10/31/95          13,458,763                     10,095,113
10/31/96          15,561,022                     11,771,911
10/31/97          22,295,832                     15,224,612

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

* Commencement of Operations
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The Russell 2000 Index is an unmanaged index composed of the 2000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies.

Please note that one cannot invest in an unmanaged index.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997


                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (88.5%)
-------------------------------------------------------------------------------
AUTOMOTIVE (1.9%)
 Donnelly Corp............................................. 161,750 $ 2,911,500
 *Dorsey Trailers, Inc. ................................... 200,000     475,000
 Excel Industries, Inc. ................................... 125,000   2,226,562
 *Starcraft Corp...........................................  90,000     227,813
 *Strattec Security Corp................................... 150,000   4,031,250
                                                                    -----------
                                                                      9,872,125
-------------------------------------------------------------------------------
BANKS (1.7%)
 TCF Financial Corp. ......................................  80,000   4,550,000
 Vermont Financial Services Corp. ......................... 170,000   4,292,500
                                                                    -----------
                                                                      8,842,500
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (7.2%)
 Applied Power, Inc., Class A .............................  60,000   3,712,500
 *Astec Industries, Inc. .................................. 130,000   2,145,000
 *Avondale Industries, Inc................................. 240,000   6,420,000
 *BE Aerospace, Inc........................................  75,000   2,100,000
 CMI Corp., Class A........................................ 300,000   1,406,250
 *Gradall Industries, Inc.................................. 230,000   3,450,000
 Kennametal, Inc........................................... 100,000   4,850,000
 Owosso Corp...............................................  33,500     252,297
 Scotsman Industries, Inc.................................. 150,000   3,965,625
 Varlen Corp............................................... 170,000   6,375,000
 Woodhead Industries, Inc.................................. 150,000   2,850,000
                                                                    -----------
                                                                     37,526,672
-------------------------------------------------------------------------------
CHEMICALS (3.7%)
 *Applied Extrusion Technologies, Inc. .................... 200,000   1,450,000
 Dexter Corp............................................... 150,000   5,887,500
 Furon Co. ................................................ 150,000   5,718,750
 Wynn's International, Inc................................. 189,675   6,437,095
                                                                    -----------
                                                                     19,493,345
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997


                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
CONSTRUCTION (14.1%)
 Centex Construction Products, Inc. ....................... 300,000 $ 9,300,000
 Centex Corp...............................................  50,000   2,925,000
 *Central Sprinkler Corp. ................................. 125,000   2,328,125
 Continental Homes Holding Corp............................ 175,000   5,271,875
 Granite Construction, Inc................................. 250,000   5,281,250
 *Griffon Corp............................................. 500,000   7,906,250
 Juno Lighting, Inc........................................ 295,000   5,162,500
 Martin Marietta Materials, Inc............................ 150,000   5,231,250
 MDC Holdings, Inc......................................... 500,000   5,562,500
 Southdown, Inc. .......................................... 250,000  13,843,750
 Texas Industries, Inc..................................... 140,000   6,641,250
 *U.S. Home Corp. ......................................... 100,000   3,550,000
                                                                    -----------
                                                                     73,003,750
-------------------------------------------------------------------------------
CONSUMER DURABLES (3.9%)
 Aaron Rents, Inc. ........................................ 350,000   5,687,500
 *Cannondale Corp.......................................... 131,400   2,841,525
 *Global Motorsport Group Inc. ............................ 125,000   1,875,000
 *Stanley Furniture Co., Inc. .............................  60,000   1,432,500
 Toro Co. ................................................. 175,000   7,481,250
 *Winsloew Furniture, Inc..................................  60,000     847,500
                                                                    -----------
                                                                     20,165,275
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (3.8%)
 *CSS Industries, Inc. .................................... 125,000   4,421,875
 *Fieldcrest Cannon, Inc. .................................  35,000   1,170,312
 *Galey & Lord, Inc........................................ 300,000   5,512,500
 Guilford Mills, Inc....................................... 195,000   4,655,625
 Springs Industries, Inc., Class A.........................  20,000     927,500
 *Sylvan, Inc.............................................. 200,000   3,000,000
                                                                    -----------
                                                                     19,687,812
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997


                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
ENERGY (5.3%)
 *Belco Oil & Gas Corp..................................... 210,000 $ 4,541,250
 *Clayton Williams Energy, Inc............................. 150,000   2,062,500
 *Meridian Resource Corp................................... 150,000   1,959,375
 *Oceaneering International, Inc........................... 183,400   4,550,612
 *Offshore Logistics, Inc.................................. 100,000   2,075,000
 Penn Virginia Corp........................................ 150,000   4,275,000
 Trigen Energy Corp........................................ 100,000   2,381,250
 Zeigler Coal Holding Co................................... 311,000   5,559,125
                                                                    -----------
                                                                     27,404,112
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE (1.5%)
 *Ascent Entertainment Group, Inc.......................... 104,456   1,031,503
 *Carmike Cinemas, Inc. Class A............................ 200,000   6,500,000
                                                                    -----------
                                                                      7,531,503
-------------------------------------------------------------------------------
HEALTH CARE (2.4%)
 *Bio Rad Labs, Class A.................................... 150,000   3,712,500
 *Marquette Medical Systems................................  75,000   1,912,500
 *Sierra Health Services, Inc.............................. 130,000   4,801,875
 *Spacelabs Medical, Inc................................... 100,000   2,187,500
                                                                    -----------
                                                                     12,614,375
-------------------------------------------------------------------------------
INSURANCE (6.8%)
 *ACMAT Corp............................................... 100,000   1,812,500
 Allied Group, Inc......................................... 125,000   5,906,250
 CMAC Investment Corp......................................  53,400   2,920,312
 Capital Re Corp...........................................  68,200   4,019,538
 Lawyers Title Corp........................................ 113,500   3,603,625
 Life RE Corp..............................................  85,000   4,685,625
 *Medical Assurance, Inc...................................  70,786   1,977,584
 PXRE Corp................................................. 160,000   4,880,000
 Trenwick Group, Inc....................................... 163,400   5,698,575
                                                                    -----------
                                                                     35,504,009
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (0.4%)
 *Lone Star Steakhouse & Saloon, Inc....................... 100,000   2,312,500
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997


                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
MANUFACTURING (3.6%)
 Clarcor, Inc..............................................  55,000 $ 1,577,812
 *Essef Corp............................................... 154,000   2,618,000
 *Holophane Corp...........................................  27,500     618,750
 Hunt Corp................................................. 225,000   4,781,250
 *Northwest Pipe Co........................................  66,000   1,567,500
 Smith (A.O.) Corp......................................... 125,000   5,179,688
 York Group, Inc........................................... 100,000   2,250,000
                                                                    -----------
                                                                     18,593,000
-------------------------------------------------------------------------------
METALS (2.3%)
 Carpenter Technology Corp................................. 100,000   4,837,500
 Intermet Corp............................................. 150,000   2,812,500
 J & L Specialty Steel, Inc................................ 225,000   2,840,625
 *Steel of West Virginia, Inc.............................. 125,000   1,312,500
                                                                    -----------
                                                                     11,803,125
-------------------------------------------------------------------------------
PAPER & PACKAGING (2.3%)
 American Business Products, Inc........................... 220,900   4,431,806
 *Fibermark, Inc........................................... 202,500   3,961,406
 Rayonier, Inc.............................................  80,000   3,495,000
                                                                    -----------
                                                                     11,888,212
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (4.5%)
 Cali Realty Corp..........................................  80,000   3,240,000
 Evans Withycombe Residential, Inc......................... 125,000   3,156,250
 Healthcare Realty Trust, Inc..............................  75,000   2,085,937
 Liberty Property Trust.................................... 110,000   3,080,000
 Mid-Atlantic Realty Trust.................................  50,000     675,000
 Omega Healthcare Investors, Inc...........................  24,500     882,000
 Prime Retail, Inc......................................... 250,000   3,734,375
 Shurgard Storage Centers, Inc............................. 125,000   3,531,250
 Town & Country Trust......................................  70,000   1,273,125
 United Dominion Realty Trust, Inc......................... 100,000   1,387,500
                                                                    -----------
                                                                     23,045,437
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997


                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
RETAIL (5.4%)
 *Carson Pirie Scott & Co. ................................ 210,000 $10,119,375
 *Finlay Enterprises, Inc. ................................ 147,500   3,079,063
 *Lechters, Inc. .......................................... 225,000   1,181,250
 *Rex Stores Corp. ........................................ 225,000   2,601,563
 Ruddick Corp. ............................................ 225,000   3,515,625
 *Shopko Stores, Inc. ..................................... 300,000   7,518,750
                                                                    -----------
                                                                     28,015,626
-------------------------------------------------------------------------------
SERVICES (5.5%)
 *Ambassadors International, Inc. .........................  86,200   2,176,550
 *Anixter International, Inc. ............................. 225,000   4,246,875
 Bowne & Co., Inc. ........................................ 140,000   4,882,500
 *Devon Group, Inc. ....................................... 125,000   4,875,000
 *Forensic Technologies International Corp. ...............  63,000     744,188
 *Guest Supply, Inc. ......................................  72,000     976,500
 *Rexel, Inc. ............................................. 300,000   6,712,500
 *Unitel Video, Inc. ...................................... 120,000     855,000
 *VWR Scientific Products Corp. ........................... 130,300   2,866,600
                                                                    -----------
                                                                     28,335,713
-------------------------------------------------------------------------------
TECHNOLOGY (8.1%)
 AMETEK, Inc. ............................................. 230,000   5,419,375
 *BancTec, Inc. ........................................... 300,000   6,862,500
 C&D Technologies, Inc. ................................... 100,000   4,400,000
 *ILC Technology, Inc. .................................... 145,500   2,037,000
 *Marshall Industries...................................... 100,000   3,506,250
 Methode Electronics, Inc., Class A........................ 200,000   3,900,000
 *Microsemi Corporation....................................  87,200   1,275,300
 National Computer Systems, Inc. .......................... 150,000   5,587,500
 Pioneer Standard Electronics.............................. 325,000   5,321,875
 Quixote Corp. ............................................ 200,000   1,800,000
 *SPACEHAB, Inc. .......................................... 166,000   1,680,750
                                                                    -----------
                                                                     41,790,550
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997


                                                        SHARES       VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TRANSPORTATION (2.7%)
 ASA Holdings, Inc. .................................     140,000 $  3,850,000
 Comair Holdings, Inc. ..............................     130,000    4,777,500
 Rollins Truck Leasing Corp. ........................     206,200    3,428,075
 USFreightways Corp. ................................      60,000    1,927,500
                                                                  ------------
                                                                    13,983,075
-------------------------------------------------------------------------------
UTILITIES (1.4%)
 Comsat Corp. .......................................     213,700    4,888,388
 Public Service Company of North Carolina, Inc. .....     130,000    2,624,375
                                                                  ------------
                                                                     7,512,763
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $301,623,927)..............              458,925,479
-------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT
-------------------------------------------------------------------------------
CONVERTIBLE BOND (0.4%)
-------------------------------------------------------------------------------
TECHNOLOGY (0.4%)
 #SPACEHAB, Inc. 8.00%, 10/15/07 (COST $2,190,000)... $ 2,190,000    2,129,775
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (11.2%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (11.2%)
 Chase Securities, Inc. 5.60% dated 10/31/97, due
  11/3/97, to be repurchased at $58,135,117,
  collateralized by $55,172,376 of various U.S.
  Treasury Notes, 5.50%-8.75%, due 5/15/00-6/30/02,
  valued at $58,140,781 (COST $58,108,000)...........  58,108,000   58,108,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (COST $361,921,927) (A)...              519,163,254
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%).................                 (785,931)
-------------------------------------------------------------------------------
NET ASSETS (100%)....................................             $518,377,323
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +   See Note A to Financial Statements.
 *   Non-Income Producing Security
 #   144A Security--certain conditions for public sale may exist.
(a) The cost for federal income tax purposes was $361,921,927. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $157,241,327. This consisted of aggregate gross unrealized appreciation for all securities of $167,066,718 and aggregate gross unrealized depreciation for all securities of $9,825,391.

   The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

-------------------------------------------------------------------------------
ASSETS
 Investments, including Repurchase Agreement, at Cost............. $361,921,927
                                                                   ============
 Investments, at Value (excluding Repurchase Agreement)........... $461,055,254
 Repurchase Agreement, at Value...................................   58,108,000
 Cash.............................................................       38,964
 Receivable for Portfolio Shares Sold.............................      388,865
 Dividends Receivable.............................................      264,028
 Interest Receivable..............................................       13,541
 Other Assets.....................................................       10,659
-------------------------------------------------------------------------------
  Total Assets....................................................  519,879,311
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased................................       38,125
 Payable for Portfolio Shares Redeemed............................    1,032,314
 Payable for Investment Advisory Fees--Note B.....................      311,648
 Payable for Administrative Fees--Note C..........................       57,617
 Payable for Custodian Fees--Note D...............................       13,007
 Payable for Directors' Fees--Note G..............................        1,903
 Payable for Account Services Fees--Note F........................          760
 Other Liabilities................................................       46,614
-------------------------------------------------------------------------------
  Total Liabilities...............................................    1,501,988
-------------------------------------------------------------------------------
NET ASSETS........................................................ $518,377,323
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $323,997,719
 Undistributed Net Investment Income..............................      808,028
 Accumulated Net Realized Gain....................................   36,330,249
 Unrealized Appreciation..........................................  157,241,327
-------------------------------------------------------------------------------
NET ASSETS........................................................ $518,377,323
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  50,000,000).....................................................   18,634,883
 Net Asset Value, Offering and Redemption Price Per Share......... $      27.82
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997

--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends........................................................ $  5,065,172
 Interest.........................................................    2,499,381
--------------------------------------------------------------------------------
  Total Income....................................................    7,564,553
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B.................................    2,852,097
 Administrative Fees--Note C......................................      555,980
 Registration and Filing Fees.....................................       44,545
 Custodian Fees--Note D...........................................       31,089
 Legal Fees.......................................................       26,364
 Audit Fees.......................................................       14,827
 Printing Fees....................................................       13,090
 Directors' Fees--Note G..........................................        7,730
 Account Services Fees--Note F....................................        4,567
 Other Expenses...................................................       56,653
--------------------------------------------------------------------------------
  Total Expenses..................................................    3,606,942
 Expense Offset--Note A...........................................       (6,153)
--------------------------------------------------------------------------------
  Net Expenses....................................................    3,600,789
--------------------------------------------------------------------------------
NET INVESTMENT INCOME.............................................    3,963,764
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS..................................   36,350,962
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON
 INVESTMENTS......................................................  105,011,498
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS...........................................  141,362,460
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............. $145,326,224
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                       OCTOBER 31,   OCTOBER 31,
                                                           1997          1996
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................  $  3,963,764  $  3,555,694
 Net Realized Gain...................................    36,350,962    17,847,683
 Net Change in Unrealized Appreciation/Depreciation..   105,011,498    20,915,250
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
   Operations........................................   145,326,224    42,318,627
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................    (3,327,143)   (3,589,374)
 Net Realized Gain...................................   (17,875,094)  (12,736,570)
----------------------------------------------------------------------------------
  Total Distributions................................   (21,202,237)  (16,325,944)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued..............................................   142,441,708    89,883,861
   --In Lieu of Cash Distributions...................    19,676,534    14,462,723
 Redeemed............................................   (88,847,197)  (60,154,751)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.......    73,271,045    44,191,833
----------------------------------------------------------------------------------
 Total Increase......................................   197,395,032    70,184,516
Net Assets:
 Beginning of Year...................................   320,982,291   250,797,775
----------------------------------------------------------------------------------
 End of Year (including undistributed net investment
  income of $808,028 and $391,542, respectively).....  $518,377,323  $320,982,291
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.......................................     6,082,066     4,584,935
 In Lieu of Cash Distributions.......................       939,045       779,674
 Shares Redeemed.....................................    (3,882,603)   (3,038,186)
----------------------------------------------------------------------------------
                                                          3,138,508     2,326,423
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         YEARS ENDED OCTOBER 31,
                               -----------------------------------------------
                                 1997      1996      1995      1994     1993
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................  $  20.71  $  19.04  $  17.05  $  18.75  $ 14.96
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income.......      0.23      0.24      0.16      0.09     0.08
 Net Realized and Unrealized
  Gain.......................      8.27      2.59      2.70      0.64     4.94
-------------------------------------------------------------------------------
  Total from Investment
   Operations................      8.50      2.83      2.86      0.73     5.02
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.......     (0.20)    (0.24)    (0.14)    (0.09)   (0.07)
 Net Realized Gain...........     (1.19)    (0.92)    (0.73)    (2.34)   (1.16)
-------------------------------------------------------------------------------
  Total Distributions........     (1.39)    (1.16)    (0.87)    (2.43)   (1.23)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD......................  $  27.82  $  20.71  $  19.04  $  17.05  $ 18.75
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN.................     43.28%    15.62%    17.73%     4.59%   35.20%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands).................  $518,377  $320,982  $250,798  $115,761  $81,870
Ratio of Expenses to Average
 Net Assets..................      0.89%     0.88%     0.87%     0.93%    0.95%
Ratio of Net Investment
 Income to Average Net
 Assets......................      0.97%     1.20%     1.02%     0.58%    0.46%
Portfolio Turnover Rate......        23%       23%       20%       21%      47%
Average Commission Rate #....  $ 0.0588  $ 0.0595       N/A       N/A      N/A
-------------------------------------------------------------------------------
Ratio of Expenses to Average
 Net Assets Including Expense
 Offsets.....................      0.88%     0.88%     0.86%      N/A      N/A
-------------------------------------------------------------------------------

# For fiscal years beginning on or after September 30, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                          ICM SMALL COMPANY PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The ICM Small Company Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in the common stocks of smaller companies in terms of revenues, assets, and market capitalization.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

                          ICM SMALL COMPANY PORTFOLIO

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $220,135 to decrease undistributed net investment income, with increases to accumulated net realized gain and paid in capital of $20,475 and $199,660, respectively.

  Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.70% of average daily net assets for the month.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned $555,980 from the Portfolio as Administrator of which $393,014 was paid to CGFSC for their services as sub-Administrator.

D. CUSTODIAN: The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

                          ICM SMALL COMPANY PORTFOLIO

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the year ended October 31, 1997, the Portfolio made purchases of $114,751,214 and sales of $82,462,898 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government Securities.

I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolio had no borrowings under the agreement.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Fund, Inc. and Shareholders of
ICM Small Company Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICM Small Company Portfolio (the "Portfolio"), a Portfolio of UAM Funds, Inc., at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997


-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The ICM Small Company Portfolio hereby designates $14,865,819 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return. For the year ended October 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 46.6%.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                               MCKEE PORTFOLIOS

-------------------------------------------------------------------------------
OFFICERS AND DIRECTORS

Norton H. Reamer                      Peter M. Whitman, Jr.
Director, President and Chairman      Director

John T. Bennett, Jr.                  William H. Park
Director                              Vice President

Nancy J. Dunn                         Michael E. DeFao
Director                              Secretary

Philip D. English                     Karl O. Hartmann
Director                              Assistant Secretary

William A. Humenuk                    Gary L. French
Director                              Treasurer

Charles H. Salisbury, Jr.             Robert R. Flaherty
Director and Executive                Assistant Treasurer
Vice President
                                      Gordon M. Shone
                                      Assistant Treasurer


-------------------------------------------------------------------------------
INVESTMENT ADVISER
 C.S. McKee & Co., Inc.
 One Gateway Center
 Pittsburgh, PA 15222

-------------------------------------------------------------------------------
ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------
CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------
LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------
DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                       [LOGO OF UAM FUNDS APPEARS HERE]
                                  UAM Funds

                                    MCKEE
                                  PORTFOLIOS
-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1997

UAM FUNDS                                                       MCKEE PORTFOLIOS
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Portfolio of Investments
  U.S. Government...........................................................  10
  Domestic Equity...........................................................  13
  International Equity......................................................  17
Statement of Assets and Liabilities.........................................  22
Statement of Operations.....................................................  23
Statement of Changes in Net Assets
  U.S. Government...........................................................  24
  Domestic Equity...........................................................  25
  International Equity......................................................  26
Financial Highlights
  U.S. Government...........................................................  27
  Domestic Equity...........................................................  28
  International Equity......................................................  29
Notes to Financial Statements...............................................  30
Report of Independent Accountants...........................................  35

--------------------------------------------------------------------------------

                        MCKEE U.S. GOVERNMENT PORTFOLIO

The McKee U.S. Government Portfolio had a good year, producing a total return of 7.73% for the year ended October 31, 1997. The Portfolio benefited from a significant decline in interest rates during the period, a substantial commitment to relatively high yielding mortgage-backed securities and an emphasis on intermediate-term maturities.

ECONOMIC PERSPECTIVE

The economy grew at a more vigorous rate--about 4%--during the past year than most observers expected. Although the labor market was alarmingly tight throughout the year and wages rose half a percent, increased productivity and global competition helped keep the inflation rate low. As a result, the Federal Reserve postponed further action following the small rate increase in March. Bond market investors were eventually reassured, with government securities, in particular, enjoying a boost from the late-October turmoil in world equity markets.

PERFORMANCE

Compared to the benchmark Lehman Brothers Government/Corporate Index, which returned 8.81% for the year ended October 31, 1997, the Portfolio's results were adversely affected by the strong performance of higher yielding corporate securities early in the period. On the other hand, performance benefited by the decision to take advantage of market weakness in mortgage-backed securities during the year. We increased the sector from 16 to 31%, reducing government agency securities accordingly. The Portfolio's emphasis on 5- to 10-year maturities also contributed to performance as rates declined during the year. Beginning with this report, we are now comparing the Portfolio's performance to the Lehman Brothers Government Bond Index as it is more representative of the type of securities held in the Portfolio. The return of the Lehman Brothers Government Bond Index for the 12-month period was 8.66%.

PORTFOLIO STRUCTURE

The Portfolio has the flexibility to include up to 35% non-governmental securities. As of October 31, 1997, it consisted of 32% corporate and asset backed bonds, 37% Treasury and government agency securities, and 31% mortgage-backed securities, with less than 1% cash. The ten largest holdings in the Portfolio are listed below.

               MCKEE U.S. GOVERNMENT PORTFOLIO TOP TEN HOLDINGS
                               OCTOBER 31, 1997

                                                                         % OF
     SECURITY                                          COUPON   DUE    PORTFOLIO
     --------                                          ------ -------- ---------
     U.S. Treasury Note............................... 8.500%  2/15/20   10.9%
     U.S. Treasury Note............................... 5.875% 11/30/01    8.7%
     U.S. Treasury Bond............................... 9.375%  2/15/06    8.1%
     FNMA REMIC....................................... 7.000% 11/18/15    6.0%
     FHLMC Gold Pool #D80290.......................... 7.500%   6/1/27    3.9%
     Columbia/HCA Healthcare.......................... 7.250%  5/20/08    3.8%
     FHLMC ........................................... 6.750%  5/30/06    3.3%
     Sears Roebuck and Co............................. 6.560% 11/20/03    3.2%
     FHLMC Gold Pool #E00491.......................... 6.500%   6/1/12    2.8%
     FNMA ............................................ 7.500%   4/9/07    2.8%

OUTLOOK

The economy continues to show considerable strength, but we expect a modest slowing in 1998. That said, we do not see signs of imminent recession. Economic growth should continue at a healthy level in the new year. Tight labor markets will continue to worry investors, but global competition and increased productivity, coupled with moderating economic growth, should keep inflation in check. Under these conditions, interest rates should remain fairly stable or even move irregularly lower over the next year. We also believe that the bond market will return its focus to economic fundamentals, and away from world equity markets.

                        MCKEE DOMESTIC EQUITY PORTFOLIO

The McKee Domestic Equity Portfolio had a strong year, with a total return of 30.96% for the year ended October 31, 1997. In general, the Portfolio benefited from its policy of remaining fully invested, as well as from its concentration on undervalued issues with improving earnings momentum.

ECONOMIC PERSPECTIVE

The economy remained vibrant and healthy during the past year. Inflation declined from already low levels, and corporate earnings were robust, giving considerable impetus to the equity market. A further boost came from widespread investor acceptance of the so-called "new paradigm" economy. According to this theory, economic globalization, technological improvements and other factors have made market cycles a relic and created the conditions for continuous rapid economic growth with low inflation. While we subscribe to the positive effects of globalization and technological advances, we are concerned that stock market valuations, which now greatly exceed historical averages, are excessive. Indeed, investors are behaving as though the "new paradigm" economy were a reality, not an unproven theory.

PERFORMANCE

The Portfolio's annual total return of 30.96% was slightly below the benchmark S&P 500 Index return of 32.10%. The strong results are attributable in part to a consistently maintained focus on undervalued companies with accelerating earnings momentum, as well as to discipline in screening, analyzing, buying and selling securities in accordance with that philosophy. On an industry basis, the Portfolio benefited from positions in electronics, banking and computer software. In addition, a continued low exposure to underperforming industries such as utilities and real estate proved beneficial. The Portfolio was adversely affected, however, by holdings in the machinery, retailing and hospital management industries. Among individual stocks, Dayton-Hudson, Gap Inc. and Lehman Brothers had particularly good performance, while Olsten, Illanova and Willamette were below-average performers.

PORTFOLIO STRUCTURE

The Portfolio is broadly diversified, but strategically weighted by economic sector, industry and capitalization. Compared to the overall market, the Portfolio has an emphasis on the technology, consumer cyclical and capital goods sectors, which should perform well in the relatively strong economic environments we anticipate. Exposures in the consumer growth and utility sectors, which we believe are unattractive at current levels, have been reduced.

From an industry perspective, the Portfolio has a significant weighting in airlines, healthcare and industrial products, while it is underweighted in household products, foods and beverages. The largest ten holdings are shown below.

                        MCKEE DOMESTIC EQUITY PORTFOLIO
                          TOP TEN INDUSTRY POSITIONS
                               OCTOBER 31, 1997

     Technology........................................................... 12.4%
     Pharmaceuticals...................................................... 10.3%
     Energy...............................................................  8.8%
     Retail...............................................................  8.1%
     Telecommunications...................................................  6.1%
     Banks................................................................  6.1%
     Financial Services...................................................  5.8%
     Computers............................................................  5.6%
     Capital Equipment....................................................  4.9%
     Beverages, Food & Tobacco............................................  4.2%

At the close of the fiscal year, the Portfolio held 52 stocks. The ten largest holdings are shown below.

                        MCKEE DOMESTIC EQUITY PORTFOLIO
                            TOP TEN STOCK POSITIONS
                               OCTOBER 31, 1997

     Ceridian Corp......................................................... 3.7%
     Sequent Computer Systems, Inc......................................... 3.6%
     Bankers Trust New York Corp........................................... 3.4%
     Akzo Nobel N.V. ADR................................................... 3.1%
     Advanced Micro Devices, Inc. ......................................... 3.0%
     AMR Corp. ............................................................ 2.9%
     Willamette Industries................................................. 2.8%
     ITT Industries, Inc................................................... 2.7%
     SBC Communications, Inc............................................... 2.7%
     Sterling Software, Inc. .............................................. 2.5%

OUTLOOK

While we remain generally optimistic, believing the equity market should move substantially higher in the next two to three years, we expect continued volatility in the short term. Stock price turbulence could be prompted by any of numerous possible economic or financial market events--in Asia, in the Mideast, or elsewhere. With an emphasis on undervalued stocks, however, McKee has achieved success during market declines in the past, outperforming the overall equity market in the vast majority of those periods. We are confident we have positioned the Portfolio to perform well if volatile conditions continue in the coming year.

                     MCKEE INTERNATIONAL EQUITY PORTFOLIO

Despite mixed results in global equity markets, the McKee International Equity Portfolio had an excellent year. The Portfolio's total return of 20.31% for the fiscal year ended October 31, 1997, exceeded by far the Morgan Stanley Capital International Europe Australia and Far East Index (EAFE Index) return of 4.63%. For the second calendar quarter of 1997 the Portfolio's return exceeded all others in the universe of international (non-U.S.) equity funds.

ECONOMIC PERSPECTIVE

Most economies enjoyed low inflation during the past year. Economic growth rates and equity market performance varied widely, however. Partly as a result of the currency turmoil in Asia, markets in Malaysia, the Philippines and Thailand have experienced declines of 30 to 50% in the last year. In contrast, emerging markets in Latin America have been strong, some advancing 40 to 60% over the same period. Japan continued to exhibit lackluster performance, while most European markets registered comparatively high returns.

PERFORMANCE

The Portfolio's strong performance in this difficult environment is attributable to a variety of factors, including its fully invested posture, its continued emphasis on stocks that are attractively priced relative to their underlying value and earnings growth, and its broad diversification. Compared to the EAFE Index, the Portfolio benefited from relatively large investments in several very strong markets including Mexico, Finland and the Netherlands. It also benefited from underweightings in poorly performing markets such as Japan and Italy. On the negative side, the Portfolio was penalized by its investments in China and the Philippines. From an industry perspective, the Portfolio benefited from its investments in energy, electronics and banking. Results were hurt by positions in metals, railroads and airlines.

PORTFOLIO STRUCTURE

The Portfolio is structured to benefit from continued global economic growth. At October 31, 1997, it was invested in 23 world markets. Compared to the benchmark index, the Portfolio is overweighted in Canada, Korea and China, while Japan, the United Kingdom and Germany are underrepresented. The ten largest country weightings are shown below.

                     MCKEE INTERNATIONAL EQUITY PORTFOLIO
                          TOP TEN HOLDINGS BY COUNTRY
                               OCTOBER 31, 1997

     United Kingdom....................................................... 14.4%
     Japan................................................................ 13.2%
     France...............................................................  7.5%
     Netherlands..........................................................  5.4%
     Hong Kong............................................................  4.9%
     Canada...............................................................  4.8%
     Germany..............................................................  4.3%
     Mexico...............................................................  3.9%
     Finland..............................................................  3.7%
     Switzerland..........................................................  3.7%

Holdings are also widely diversified by economic sector, industry and company. As of October 31, 1997, the Portfolio held stocks of 52 companies and was invested in all global economic sectors and most major world industries. The ten largest company holdings are shown below.

                     MCKEE INTERNATIONAL EQUITY PORTFOLIO
                            TOP TEN STOCK POSITIONS
                               OCTOBER 31, 1997

     Nokia AB.............................................................. 3.7%
     Nestle S.A. .......................................................... 3.7%
     B.A.T. Industries..................................................... 3.5%
     Akzo Nobel N.V........................................................ 3.4%
     YPF S.A. ............................................................. 3.1%
     SmithKline Beecham.................................................... 3.1%
     Total S.A............................................................. 2.8%
     Elan Corp. ........................................................... 2.8%
     Hitachi, Ltd.......................................................... 2.6%
     Coflexip.............................................................. 2.5%

On an individual stock basis, results were helped by positions in Coflexip (France), Philips Electronics (Netherlands) and Nokia (Finland), which performed exceptionally well. Philippine Long Distance (Philippines), Cathay Pacific (Hong Kong) and Amada (Japan) were underperformers.

OUTLOOK

Despite the currency crisis in Asia and its adverse effect on global equity markets, we believe the world economy will be supportive of improving international stock markets over the next several years. A combination of low inflation and relatively strong economic growth should affect equity prices positively in most industrial and developing nations. As a result, the investment outlook is likely to remain generally favorable, despite growing concerns about valuations in Japan and certain European countries. We believe the Portfolio's emphasis on value and earnings momentum together with broad diversification should allow our shareholders to benefit from these conditions.

                                          Yours truly,

                                          C.S. McKee & Co., Inc.

The investment results presented in the advisers letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs. For a complete discussion of the risks associated with international investing, please refer to the McKee International Equity Portfolio's prospectus.

Performance Comparison
================================================================================
   COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE McKEE U.S.
        GOVERNMENT PORTFOLIO, THE LEHMAN BROTHERS GOVERNMENT BOND INDEX
              AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX.

--------------------------------------
AVERAGE ANNUAL TOTAL RETURN**
FOR THE PERIOD ENDED OCTOBER 31, 1997
--------------------------------------
1 YEAR                  SINCE 3/2/95*
--------------------------------------
 7.73%                      8.03%
--------------------------------------

                           [LINE GRAPH APPEARS HERE]

              McKEE U.S.          LEHMAN BROTHERS            LEHMAN BROTHERS
              GOVERNMENT        GOVERNMENT/CORPORATE           GOVERNMENT
  Date        PORTFOLIO+              INDEX+                   BOND INDEX+
  ----        ---------               ------                   -----------
03/02/95*      10,000                 10,000                     10,000
10/31/95       10,995                 11,086                     11,042
10/31/96       11,410                 11,683                     11,606
10/31/97       12,292                 12,712                     12,611

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
*  Commencement of Operations

** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.

+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative index
                      -----------------------------------

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

Lehman Brothers Government Bond Index is an unmanaged index made up of all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues.

Please note that one can not invest in an unmanaged index.

Performance Comparison
================================================================================
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
                        McKEE DOMESTIC EQUITY PORTFOLIO
                AND THE STANDARD & POOR'S 500 INDEX (S&P 500).

---------------------------------
  AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 1997
---------------------------------
   1 YEAR          SINCE 3/2/95*
---------------------------------
    30.96%             24.59%
---------------------------------

                           [LINE GRAPH APPEARS HERE]



                            McKee Domestic               S&P
                            Equity Portfolio+         500 Index+
                            -----------------         ----------
      3/2/95*                   100,000                 100,000
    10/31/95                    115,130                 121,280
    10/31/96                    137,362                 150,484
    10/31/97                    179,889                 198,789



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.
*  Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative Index
                      -----------------------------------
The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Please note that one can not invest in an unmanaged index.

Performance Comparison
================================================================================
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
                     McKEE INTERNATIONAL EQUITY PORTFOLIO
           AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX.


---------------------------------
   AVERAGE ANNUAL TOTAL RETURN
FOR PERIOD ENDED OCTOBER 31, 1997
---------------------------------
  1 YEAR         SINCE 5/26/94*
  20.31%              8.47%
---------------------------------

                            McKEE INTERNATIONAL                                   MORGAN STANLEY CAPITAL
                             EQUITY PORTFOLIO                                      INTERNATIONAL INDEX
                             ----------------                                      -------------------
 5/26/94*                          10000                                                  10000
10/31/94                           10431                                                  10489
10/31/95                           10150                                                  10450
10/31/96                           10991                                                  11544
10/31/97                           13223                                                  12078

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.
* Commencement of Operations
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      Definition of the Comparative Index
                      -----------------------------------
The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of arithmetic, market value weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Please note that one can not invest in an unmanaged index.

MCKEE U.S. GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY SECURITIES (36.9%)
--------------------------------------------------------------------------------
Federal Home Loan Bank
  JK-01 1, 5.967%, 3/22/01............................... $  470,835 $   468,386
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
  6.75%, 5/30/06.........................................  1,840,000   1,920,261
  7.65%, 5/10/05.........................................     85,000      87,593
                                                                     -----------
                                                                       2,007,854
--------------------------------------------------------------------------------
Federal National Mortgage Association
  6.70%, 8/10/01.........................................  1,075,000   1,090,168
  7.37%, 4/14/04.........................................    140,000     143,340
  7.50%, 4/9/07..........................................  1,535,000   1,604,720
                                                                     -----------
                                                                       2,838,228
--------------------------------------------------------------------------------
U.S. Treasury Bond
  9.375%, 2/15/06........................................  3,791,000   4,647,007
--------------------------------------------------------------------------------
U.S. Treasury Notes
  5.875%, 11/30/01.......................................  4,983,000   4,996,553
  8.50%, 2/15/20.........................................  4,935,000   6,263,946
                                                                     -----------
                                                                      11,260,499
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES
 (COST $20,535,750)......................................             21,221,974
--------------------------------------------------------------------------------
MORTGAGE OBLIGATIONS (30.7%)
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
  Gold Pool #C00387, 9.00%, 2/1/25.......................    256,168     272,739
  Gold Pool #C80370, 6.50%, 12/1/25......................     63,753      62,736
  Gold Pool #C80462, 9.00%, 11/1/26......................    513,620     546,845
  Gold Pool #D61891, 7.50%, 7/1/25.......................  1,059,568   1,082,746
  Gold Pool #D78434, 6.50%, 2/1/27.......................  1,051,423   1,034,666
  Gold Pool #D80290, 7.50%, 6/1/27.......................  2,214,313   2,262,752
  Gold Pool #E00491, 6.50%, 6/1/12.......................  1,620,071   1,619,565
  Gold Pool #E61225, 6.50%, 8/1/10.......................  1,168,256   1,167,891
                                                                     -----------
                                                                       8,049,940
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
MORTGAGE OBLIGATIONS--(CONTINUED)
-------------------------------------------------------------------------------
Federal National Mortgage Association
  Pool #124239, 8.50%, 2/1/07........................... $1,145,806 $ 1,191,281
  Pool #303318, 8.50%, 5/1/10...........................    558,369     580,529
  Pool #303998, 9.00%, 7/1/26...........................  1,123,304   1,194,564
  Series 1997-8 K, CMO, REMIC 7.00%, 11/18/15...........  3,350,000   3,452,849
                                                                    -----------
                                                                      6,419,223
-------------------------------------------------------------------------------
Government National Mortgage Association
  Pool #372427, 8.00%, 6/15/27..........................  1,226,680   1,272,680
  Pool #423872, 6.50%, 6/15/26..........................  1,281,944   1,267,522
  Pool #423911, 8.00%, 8/15/26..........................    606,730     629,483
                                                                    -----------
                                                                      3,169,685
-------------------------------------------------------------------------------
TOTAL MORTGAGE OBLIGATIONS (COST $17,134,931)...........             17,638,848
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (3.1%)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (3.1%)
  Advanta Mortgage Loan Trust, Series 94-1 A1 6.30%,
   7/25/25..............................................     90,013      89,267
  Contimortgage Home Equity Loan Trust, Series 97-1 A4
   6.68%, 1/15/12                                           475,000     480,462
  Green Tree Financial Corp., Series 94-7 A4 8.35%,
   3/15/20..............................................    250,000     261,991
  The Money Store Home Equity Trust, Series 96-C A3
   7.07%, 12/15/16......................................    550,000     561,401
  World Financial Network Credit Card, Series 96-B A
   6.95%, 4/15/06.......................................    405,000     422,164
-------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $1,781,683).........              1,815,285
-------------------------------------------------------------------------------
CORPORATE BONDS (28.2%)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (5.9%)
  Associates Corp. N.A. 6.75%, 7/15/01..................     75,000      76,500
  Countrywide Funding Corp. 6.875%, 9/15/05.............    525,000     536,156
  Lehman Brothers Holdings 7.125%, 9/15/03..............    998,000   1,022,950
  Lehman Brothers, Inc. 9.875%, 10/15/00................    395,000     432,031
  NB Capital Trust IV 8.25%, 4/15/27....................  1,126,000   1,211,858
  Progressive Corp. 7.30%, 6/1/06.......................    100,000     105,500
                                                                    -----------
                                                                      3,384,995
-------------------------------------------------------------------------------
HEALTHCARE (3.9%)
  Aetna Services, Inc. 6.75%, 8/15/01...................    100,000     102,125
  Columbia/HCA Healthcare 7.25%, 5/20/08................  2,146,000   2,162,095
                                                                    -----------
                                                                      2,264,220
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
CORPORATE BONDS--(CONTINUED)
--------------------------------------------------------------------------------
INDUSTRIAL (13.2%)
  Marriott International, Series B 7.875%, 4/15/05....... $1,210,000 $ 1,293,187
  Nabisco, Inc. 7.55%, 6/15/15...........................  1,244,000   1,278,210
  News America Holdings, Inc. 7.60%, 10/11/15............    981,000     984,679
  Olsten Corp. 7.00%, 3/15/06............................    275,000     281,875
  Philip Morris Cos., Inc. 7.25%, 9/15/01................    200,000     205,500
  Philip Morris Cos., Inc. 7.625%, 5/15/02...............     63,000      65,914
  Seagate Technology, Inc. Senior Notes 7.125%, 3/1/04...  1,073,000   1,101,166
  Sears, Roebuck and Co. 6.56%, 11/20/03.................  1,815,000   1,826,344
  Time Warner Entertainment Co. 8.375%, 3/15/23..........    500,000     552,500
                                                                     -----------
                                                                       7,589,375
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.2%)
  Frontier Corp. 7.25%, 5/15/04..........................    514,000     532,632
  U.S. West Cap Funding, Inc. 6.75%, 10/1/05.............    140,000     141,750
                                                                     -----------
                                                                         674,382
--------------------------------------------------------------------------------
UTILITIES (0.9%)
  Pacific Bell Telephone 6.25%, 3/1/05...................    255,000     252,450
  Pacific Gas & Electric 5.875%, 10/1/05.................    260,000     252,200
                                                                     -----------
                                                                         504,650
--------------------------------------------------------------------------------
YANKEE BONDS (3.1%)
  Barrick Gold Corp. 7.50%, 5/1/07.......................  1,425,000   1,503,375
  Daimler-Benz N.A. 7.375%, 9/15/06......................    265,000     281,894
                                                                     -----------
                                                                       1,785,269
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $15,611,664).................             16,202,891
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.9%) (COST $55,064,028) (A).........             56,878,998
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)......................                648,170
--------------------------------------------------------------------------------
NET ASSETS (100%)........................................            $57,527,168
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     + See Note A to Financial Statements.
  CMO Collateralized Mortgage Obligation
REMIC Real Estate Mortgage Investment Conduit
    (a) The cost for federal income tax purposes was $55,248,951. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $1,630,047. This consisted of aggregate gross unrealized appreciation for all securities of $1,633,637 and aggregate gross unrealized depreciation for all securities of $3,590.

   The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                            SHARES    VALUE +
--------------------------------------------------------------------------------
COMMON STOCKS (98.4%)
--------------------------------------------------------------------------------
AUTOMOTIVE (1.0%)
 General Motors Corp.......................................  17,100 $  1,097,606
--------------------------------------------------------------------------------
BANKS (6.1%)
 BankBoston Corp...........................................  20,550    1,665,834
 Bankers Trust New York Corp...............................  30,600    3,610,800
 Golden West Financial Corp................................  14,400    1,249,200
                                                                    ------------
                                                                       6,525,834
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (4.2%)
 Philip Morris Cos., Inc...................................  58,300    2,310,137
 Pioneer Hi-Bred International, Inc........................  24,200    2,217,325
                                                                    ------------
                                                                       4,527,462
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (4.9%)
 Cincinnati Milacron, Inc..................................  85,200    2,364,300
 ITT Industries, Inc.......................................  92,000    2,903,750
                                                                    ------------
                                                                       5,268,050
--------------------------------------------------------------------------------
CHEMICALS (4.1%)
 Akzo Nobel N.V. ADR.......................................  38,500    3,368,750
 Ethyl Corp................................................ 124,100    1,070,363
                                                                    ------------
                                                                       4,439,113
--------------------------------------------------------------------------------
COMPUTERS (5.6%)
 *Ceridian Corp............................................ 101,600    3,968,750
 Computer Associates International, Inc....................  27,600    2,057,925
                                                                    ------------
                                                                       6,026,675
--------------------------------------------------------------------------------
CONSTRUCTION EQUIPMENT (2.0%)
 Case Corp.................................................  36,500    2,183,156
--------------------------------------------------------------------------------
ELECTRONICS (1.7%)
 *MEMC Electronic Materials, Inc...........................  91,600    1,837,725
--------------------------------------------------------------------------------
ENERGY (8.8%)
 Mitchell Energy & Development Corp., Class B.............. 102,770    2,569,250
 Occidental Petroleum Corp.................................  57,200    1,594,450
 *Stone Energy Corp........................................  73,400    2,449,725
 Ultramar Diamond Shamrock Corp............................  43,200    1,333,800
 YPF S.A. ADR..............................................  47,300    1,513,600
                                                                    ------------
                                                                       9,460,825
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            SHARES    VALUE +
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (5.8%)
 Beneficial Corp...........................................  19,900 $  1,526,081
 Green Tree Financial Corp.................................  40,400    1,701,850
 Lehman Brothers Holdings, Inc.............................  38,800    1,826,025
 The PMI Group, Inc........................................  19,000    1,148,313
                                                                    ------------
                                                                       6,202,269
--------------------------------------------------------------------------------
HEALTH CARE (1.5%)
 *Foundation Health Systems, Inc., Class A.................  57,350    1,648,813
--------------------------------------------------------------------------------
INSURANCE (1.1%)
 CIGNA Corp................................................   7,600    1,179,900
--------------------------------------------------------------------------------
MULTI-INDUSTRY (2.7%)
 Loews Corp................................................  17,100    1,909,856
 Whitman Corp..............................................  37,800      992,250
                                                                    ------------
                                                                       2,902,106
--------------------------------------------------------------------------------
PAPER & PACKAGING (2.8%)
 Willamette Industries.....................................  92,500    3,058,281
--------------------------------------------------------------------------------
PHARMACEUTICALS (10.3%)
 American Home Products Corp...............................  33,300    2,468,363
 *Biogen, Inc..............................................  64,600    2,147,950
 Becton, Dickinson & Co....................................  33,900    1,561,519
 Mylan Laboratories, Inc................................... 116,300    2,551,331
 SmithKline Beecham plc ADR................................  48,400    2,305,050
                                                                    ------------
                                                                      11,034,213
--------------------------------------------------------------------------------
RETAIL (8.1%)
 American Stores Co........................................  85,700    2,201,419
 *BJ'S Wholesale Club, Inc.................................  62,200    1,792,138
 Dayton-Hudson Corp........................................  22,350    1,403,859
 Dillard, Inc., Class A....................................  43,600    1,673,150
 Gap, Inc..................................................  30,000    1,595,625
                                                                    ------------
                                                                       8,666,191
--------------------------------------------------------------------------------
SERVICES (3.7%)
 *AccuStaff, Inc...........................................  70,700    2,019,369
 Olsten Corp............................................... 125,600    1,915,400
                                                                    ------------
                                                                       3,934,769
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            SHARES    VALUE +
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
TECHNOLOGY (12.4%)
 *Advanced Micro Devices, Inc.............................. 139,300 $  3,203,900
 *Policy Management Systems................................  37,900    2,321,375
 *Seagate Technology, Inc..................................  44,200    1,198,925
 *Sequent Computer Systems, Inc............................ 185,700    3,876,487
 *Sterling Software, Inc...................................  79,596    2,716,214
                                                                    ------------
                                                                      13,316,901
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (6.1%)
 Bell Atlantic Corp........................................  22,063    1,762,282
 SBC Communications, Inc...................................  44,760    2,847,855
 Sprint Corp...............................................  37,400    1,944,800
                                                                    ------------
                                                                       6,554,937
--------------------------------------------------------------------------------
TRANSPORTATION (2.9%)
 *AMR Corp.................................................  26,300    3,062,306
--------------------------------------------------------------------------------
UTILITIES (2.6%)
 GPU, Inc..................................................  32,700    1,183,331
 Illinova Corp.............................................  33,000      734,250
 Southern New England Telecommunications Corp..............  20,100      861,788
                                                                    ------------
                                                                       2,779,369
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $88,451,044).....................          105,706,501
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          FACE
                                                         AMOUNT      VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.6%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.6%)
 Chase Securities, Inc. 5.60% dated 10/31/97, due
  11/3/97, to be repurchased at 2,808,310,
  collateralized by $2,691,276 of various U.S.
  Treasury Notes, 5.50%-8.75% due from 5/15/00-
  6/30/02, valued at $2,808,584 (COST $2,807,000)..... $2,807,000 $  2,807,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%) (COST $91,258,044) (A).....             108,513,501
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)..................              (1,124,999)
-------------------------------------------------------------------------------
NET ASSETS (100%).....................................            $107,388,502
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

   + See Note A to Financial Statements.
   * Non-Income Producing Security
ADR American Depositary Receipt
  (a) The cost for federal income tax purposes was $91,281,132 at October 31, 1997, net unrealized appreciation for all securities based on tax cost was $17,232,369. This consisted of aggregate gross unrealized appreciation for all securities of $19,419,539 and aggregate gross unrealized depreciation for all securities of $2,187,170.

   The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (94.3%)
--------------------------------------------------------------------------------
ARGENTINA (3.1%)
 YPF S.A. ADR.............................................. 100,000 $  3,200,000
--------------------------------------------------------------------------------
AUSTRALIA (1.8%)
 Westpac Banking Corp...................................... 312,000    1,816,096
--------------------------------------------------------------------------------
CANADA (4.8%)
 Alcan Aluminium Ltd.......................................  48,700    1,382,443
 Canadian Imperial Bank of Commerce........................  50,000    1,461,926
 Seagram Co., Ltd..........................................  31,830    1,075,231
 West Coast Energy, Inc....................................  25,000      512,738
 West Coast Energy, Inc. ADR...............................  27,600      565,800
                                                                    ------------
                                                                       4,998,138
--------------------------------------------------------------------------------
CHINA (2.0%)
 *Huaneng Power International, Inc. ADR....................  93,000    2,046,000
--------------------------------------------------------------------------------
DENMARK (2.2%)
 Unidanmark A/S, Class A (Registered)......................  33,950    2,292,975
--------------------------------------------------------------------------------
FINLAND (3.7%)
 Nokia AB..................................................  44,200    3,829,409
--------------------------------------------------------------------------------
FRANCE (7.5%)
 Alcatel Alsthom...........................................  18,615    2,246,543
 Coflexip..................................................  23,000    2,536,457
 Total S.A., Class B.......................................  26,400    2,929,722
                                                                    ------------
                                                                       7,712,722
--------------------------------------------------------------------------------
GERMANY (4.3%)
 Bayer AG..................................................  47,650    1,713,830
 Bayer AG ADR..............................................  19,900      699,501
 Commerzbank AG............................................  40,000    1,369,068
 Commerzbank AG ADR........................................  20,000      679,776
                                                                    ------------
                                                                       4,462,175
--------------------------------------------------------------------------------
HONG KONG (4.9%)
 Cathay Pacific Airways Ltd................................ 835,000      880,369
 Guangshen Railway Co., Ltd. ADR...........................  90,000    1,316,250
 Hong Kong Electric Holdings............................... 240,000      813,454

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES      VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
HONG KONG--(CONTINUED)
 Hong Kong Electric Holdings ADR.........................   244,800 $    829,774
 HSBC Holdings plc.......................................    53,000    1,199,870
                                                                    ------------
                                                                       5,039,717
--------------------------------------------------------------------------------
IRELAND (2.8%)
 *Elan Corp. plc ADR.....................................    57,000    2,842,875
--------------------------------------------------------------------------------
ISRAEL (2.4%)
 Teva Pharmaceutical Industries Ltd. ADR.................    52,000    2,427,750
--------------------------------------------------------------------------------
ITALY (1.3%)
 Montedison S.p.A........................................ 1,270,580    1,031,021
 Montedison S.p.A. ADR...................................    32,634      263,112
                                                                    ------------
                                                                       1,294,133
--------------------------------------------------------------------------------
JAPAN (13.2%)
 Amada Co., Ltd..........................................   258,000    1,372,340
 Credit Saison Co........................................    61,400    1,648,288
 Hitachi Ltd.............................................   270,000    2,075,715
 Hitachi Ltd. ADR........................................     8,100      648,000
 Ito-Yokado Co., Ltd.....................................    24,000    1,192,819
 Kao Corp................................................    61,000      851,729
 Mitsui & Co., Ltd.......................................    59,000      447,698
 Mitsui & Co., Ltd. ADR..................................     4,900      743,575
 Mitsui Marine & Fire Insurance..........................   170,000    1,000,332
 Mitsui Marine & Fire Insurance ADR......................    10,630      625,761
 Nissan Motor Co., Ltd...................................    52,000      277,028
 Nissan Motor Co., Ltd. ADR..............................    34,200      359,100
 Sanwa Bank Ltd..........................................    51,000      512,882
 Sanwa Bank Ltd. ADR.....................................     4,000      402,428
 Toyota Motor Corp.......................................    51,000    1,419,963
                                                                    ------------
                                                                      13,577,658
--------------------------------------------------------------------------------
KOREA (2.9%)
 LG Electronics, Inc.....................................   128,556    1,740,863
 Pohang Iron & Steel Co., Ltd............................    13,700      603,656
 Pohang Iron & Steel Co., Ltd. ADR.......................    42,000      682,500
                                                                    ------------
                                                                       3,027,019
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES      VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
MEXICO (3.9%)
 *Grupo Industrial Durango ADR...........................   180,000 $  2,340,000
 Telefonos de Mexico S.A. ADR, Class L...................    39,800    1,721,350
                                                                    ------------
                                                                       4,061,350
--------------------------------------------------------------------------------
NETHERLANDS (5.4%)
 Akzo Nobel N.V..........................................    20,000    3,524,987
 Philips Electronics N.V.................................    26,000    2,036,064
                                                                    ------------
                                                                       5,561,051
--------------------------------------------------------------------------------
PHILIPPINES (3.1%)
 Ionics Circuit, Inc..................................... 1,625,000      960,648
 Philippine Long Distance Telephone Co...................    88,400    2,203,704
                                                                    ------------
                                                                       3,164,352
--------------------------------------------------------------------------------
SINGAPORE (2.0%)
 Asia Pulp & Paper Co., Ltd. ADR.........................   183,600    2,088,450
--------------------------------------------------------------------------------
SPAIN (2.1%)
 Repsol S.A..............................................    52,230    2,190,916
--------------------------------------------------------------------------------
SWEDEN (1.9%)
 Svenska Handelsbanken, Class A..........................    62,000    1,959,540
--------------------------------------------------------------------------------
SWITZERLAND (3.7%)
 Nestle S.A. (Registered)................................     2,670    3,761,449
--------------------------------------------------------------------------------
THAILAND (0.9%)
 Advanced Info Service Public Co., Ltd. (Foreign)........   180,000      948,293
--------------------------------------------------------------------------------
UNITED KINGDOM (14.4%)
 BAT Industries plc ADR..................................   201,000    3,592,875
 British Steel plc.......................................   751,300    1,991,167
 Carlton Communications plc..............................   110,787      915,234
 Grand Metropolitan plc..................................   156,270    1,410,247
 Rio Tinto plc ADR.......................................    14,600      759,200
 RTZ Corp. plc (Registered)..............................    79,780    1,027,762
 SmithKline Beecham plc ADR..............................    67,000    3,190,875
 *Waste Management International plc.....................   504,100    1,691,157
 *Waste Management International plc ADR.................    43,900      301,812
                                                                    ------------
                                                                      14,880,329
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $83,960,124)...................             97,182,397
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           FACE
                                                          AMOUNT      VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.3%)
Chase Securities, Inc. 5.60% dated 10/31/97, due
 11/3/97, to be repurchased
 at $1,289,602 collateralized by $1,235,858 of various
 U.S. Treasury Notes, 5.50%-8.75% due from 5/15/00-
 6/30/02, valued at $1,289,727
 (COST $1,289,000)..................................... $1,289,000 $  1,289,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (95.6%) (COST $85,249,124) (A).......              98,471,397
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (4.4%)....................               4,578,376
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $103,049,773
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

   + See Note A to Financial Statements.
   * Non-Income Producing Security
ADR American Depositary Receipt
  (a) The cost for federal income tax purposes was $85,249,752 at October 31, 1997, net unrealized appreciation for all securities based on tax cost was $13,221,645. This consisted of aggregate gross unrealized appreciation for all securities of $21,835,057 and aggregate gross unrealized depreciation for all securities of $8,613,412.

   The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

At October 31, 1997 sector diversification of the Portfolio was as follows:

                                                            % OF
                                                            NET       MARKET
SECTOR DIVERSIFICATION (UNAUDITED)                         ASSETS     VALUE
-------------------------------------------------------------------------------
Automotive................................................   0.3%  $    359,100
Banks.....................................................   4.9      5,016,552
Beverages, Food & Tobacco.................................   4.9      5,003,121
Capital Equipment.........................................   9.8     10,125,446
Chemicals.................................................   6.8      6,969,339
Consumer Durables.........................................  10.8     11,162,327
Electronics...............................................   5.0      5,201,749
Energy....................................................  11.3     11,692,831
Financial Services........................................   8.1      8,326,297
Health Care...............................................   8.2      8,461,500
Insurance.................................................   1.0      1,000,332
Metals....................................................   1.8      1,830,140
Multi-Industry............................................   0.3        263,112
Natural Resources.........................................   7.2      7,404,285
Paper & Packaging.........................................   2.0      2,088,450
Repurchase Agreement......................................   1.3      1,289,000
Services..................................................   1.9      1,936,394
Technology................................................   0.9        960,648
Telecommunications........................................   3.5      3,584,877
Transportation............................................   2.1      2,196,619
Utilities.................................................   3.5      3,599,278
-------------------------------------------------------------------------------
  Total Investments.......................................  95.6%  $ 98,471,397
Other Assets and Liabilities (Net)........................   4.4      4,578,376
-------------------------------------------------------------------------------
  Net Assets.............................................. 100.0%  $103,049,773
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

                                            MCKEE       MCKEE         MCKEE
                                            U.S.       DOMESTIC   INTERNATIONAL
                                         GOVERNMENT     EQUITY       EQUITY
                                          PORTFOLIO   PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost................... $55,064,028 $ 91,258,044 $ 85,249,124
                                         =========== ============ ============
 Investments, at Value.................. $56,878,998 $108,513,501 $ 98,471,397
 Foreign Currency, at Value (Cost
  $14,932)..............................         --           --        14,995
 Cash...................................         --           --           673
 Receivable for Fund Shares Sold........      36,880       63,351    4,478,477
 Receivable for Investments Sold........         --       183,056          --
 Dividends Receivable...................         --       110,151      128,963
 Foreign Withholding Tax Reclaim
  Receivable............................         --           --       127,122
 Interest Receivable....................     784,100          436          200
 Other Assets...........................       1,436        2,628        2,966
-------------------------------------------------------------------------------
  Total Assets..........................  57,701,414  108,873,123  103,224,793
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased......         --       936,950          --
 Payable for Fund Shares Redeemed.......         --       242,100          --
 Payable for Investment Advisory Fees--
  Note B................................      22,337       63,728       64,314
 Payable for Administrative Fees--Note
  C.....................................       8,890       12,848       16,261
 Payable for Custodian Fees--Note D.....       3,762        5,031       68,526
 Payable for Account Services Fees--Note
  F.....................................       5,962        9,625          250
 Payable for Directors' Fees--Note G....         718          834          877
 Due to Custodian Bank--Note D..........     105,782      187,234          --
 Other Liabilities......................      26,795       26,271       24,792
-------------------------------------------------------------------------------
  Total Liabilities.....................     174,246    1,484,621      175,020
-------------------------------------------------------------------------------
NET ASSETS.............................. $57,527,168 $107,388,502 $103,049,773
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital........................ $55,224,446 $ 82,523,522 $ 79,904,908
 Undistributed Net Investment Income....     377,067       65,498       10,836
 Accumulated Net Realized Gain..........     110,685    7,544,025    9,927,764
 Unrealized Appreciation................   1,814,970   17,255,457   13,206,265
-------------------------------------------------------------------------------
NET ASSETS.............................. $57,527,168 $107,388,502 $103,049,773
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001
  par value) (Authorized 25,000,000)....   5,306,476    6,369,817    8,297,591
 Net Asset Value, Offering and
  Redemption Price Per Share............ $     10.84 $      16.86 $      12.42
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1997

                                             MCKEE        MCKEE         MCKEE
                                              U.S.      DOMESTIC    INTERNATIONAL
                                           GOVERNMENT    EQUITY        EQUITY
                                           PORTFOLIO    PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................................ $      --   $ 1,325,721   $ 2,080,555
 Interest.................................  2,642,874      106,968       120,254
 Less: Foreign Taxes Withheld.............        --           --       (166,538)
---------------------------------------------------------------------------------
  Total Income............................  2,642,874    1,432,689     2,034,271
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B.........    180,278      589,228       738,184
 Administrative Fees--Note C..............     99,215      127,984       178,372
 Custodian Fees--Note D...................      9,600       10,700        54,812
 Account Services Fees--Note F............     35,675       68,610         1,766
 Directors' Fees--Note G..................      2,500        3,144         3,353
 Registration and Filing Fees.............     18,789       17,606        16,013
 Other Expenses...........................     28,866       34,904        44,647
---------------------------------------------------------------------------------
  Total Expenses..........................    374,923      852,176     1,037,147
 Expense Offset--Note A...................       (586)        (158)       (1,152)
---------------------------------------------------------------------------------
  Net Expenses............................    374,337      852,018     1,035,995
---------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................  2,268,537      580,671       998,276
---------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments..............................    235,130    7,558,630     9,934,719
 Foreign Exchange Transactions............        --           --        (22,323)
---------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN EXCHANGE
 TRANSACTIONS.............................    235,130    7,558,630     9,912,396
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
 Investments..............................  1,536,088   14,272,224     8,517,976
 Foreign Exchange Translations............        --           --        (19,208)
---------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED
 APPRECIATION/ DEPRECIATION...............  1,536,088   14,272,224     8,498,768
---------------------------------------------------------------------------------
NET GAIN(LOSS) ON INVESTMENTS AND FOREIGN
 EXCHANGE TRANSACTIONS....................  1,771,218   21,830,854    18,411,164
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS............................... $4,039,755  $22,411,525   $19,409,440
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1997         1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $ 2,268,537  $   804,383
 Net Realized Gain (Loss)..............................      235,130     (129,588)
 Net Change in Unrealized Appreciation/Depreciation....    1,536,088      169,467
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.    4,039,755      844,262
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................   (2,031,045)    (688,019)
 Net Realized Gain.....................................          --       (73,227)
----------------------------------------------------------------------------------
  Total Distributions..................................   (2,031,045)    (761,246)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued................................................   46,890,798   16,987,714
   --In Lieu of Cash Distributions.....................    2,025,173      756,964
 Redeemed..............................................  (16,515,553)    (778,902)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........   32,400,418   16,965,776
----------------------------------------------------------------------------------
 Total Increase........................................   34,409,128   17,048,792
Net Assets:
 Beginning of Period...................................   23,118,040    6,069,248
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $377,067 and $146,402, respectively).......  $57,527,168  $23,118,040
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................    4,485,792    1,622,458
  In Lieu of Cash Distributions........................      191,612       72,730
  Shares Redeemed......................................   (1,556,148)     (74,046)
----------------------------------------------------------------------------------
                                                           3,121,256    1,621,142
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                        OCTOBER 31,   OCTOBER 31,
                                                            1997         1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................  $    580,671  $   341,153
 Net Realized Gain....................................     7,558,630    2,272,594
 Net Change in Unrealized Appreciation/Depreciation...    14,272,224    2,835,631
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions..............................................    22,411,525    5,449,378
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................      (580,774)    (279,306)
 Net Realized Gain....................................    (2,289,510)    (158,413)
----------------------------------------------------------------------------------
  Total Distributions.................................    (2,870,284)    (437,719)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued...............................................    42,565,470   51,350,923
   --In Lieu of Cash Distributions....................     2,870,017      437,720
 Redeemed.............................................   (19,758,239)  (1,057,419)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions........    25,677,248   50,731,224
----------------------------------------------------------------------------------
 Total Increase.......................................    45,218,489   55,742,883
Net Assets:
 Beginning of Period..................................    62,170,013    6,427,130
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $65,498 and $67,031, respectively)........  $107,388,502  $62,170,013
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.......................................     2,738,317    4,134,152
  In Lieu of Cash Distributions.......................       207,257       35,299
  Shares Redeemed.....................................    (1,223,564)     (83,413)
----------------------------------------------------------------------------------
                                                           1,722,010    4,086,038
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                        OCTOBER 31,   OCTOBER 31,
                                                            1997         1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................  $    998,276  $   810,008
 Net Realized Gain....................................     9,912,396    1,085,575
 Net Change in Unrealized Appreciation/Depreciation...     8,498,768    4,699,893
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions..............................................    19,409,440    6,595,476
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................      (961,510)    (769,177)
 Net Realized Gain....................................    (1,154,956)  (1,669,691)
----------------------------------------------------------------------------------
  Total Distributions.................................    (2,116,466)  (2,438,868)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued...............................................    56,400,614   12,382,787
   --In Lieu of Cash Distributions....................     1,966,598    2,274,394
 Redeemed.............................................   (63,834,286)  (2,482,687)
----------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions..............................................    (5,467,074)  12,174,494
----------------------------------------------------------------------------------
 Total Increase.......................................    11,825,900   16,331,102
Net Assets:
 Beginning of Period..................................    91,223,873   74,892,771
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $10,836 and $61,752, respectively)........  $103,049,773  $91,223,873
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.......................................     4,401,990    1,200,799
  In Lieu of Cash Distributions.......................       170,717      224,800
  Shares Redeemed.....................................    (4,919,903)    (244,706)
----------------------------------------------------------------------------------
                                                            (347,196)   1,180,893
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    MARCH 2,
                                       YEARS ENDED OCTOBER 31,      1995** TO
                                       -----------------------     OCTOBER 31,
                                          1997         1996           1995
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.  $     10.58  $     10.76      $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...............         0.54         0.46        0.28
 Net Realized and Unrealized Gain
  (Loss).............................         0.25        (0.07)++     0.71
--------------------------------------------------------------------------------
  Total From Investment Operations...         0.79         0.39        0.99
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............        (0.53)       (0.44)      (0.23)
 In Excess of Net Realized Gain......          --         (0.13)        --
--------------------------------------------------------------------------------
  Total Distributions................        (0.53)       (0.57)      (0.23)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......  $     10.84  $     10.58      $10.76
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.........................         7.73%        3.77%+      9.96%+***
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands).........................  $    57,527  $    23,118      $6,069
Ratio of Expenses to Average Net
 Assets..............................         0.94%        1.13%       0.89%*
Ratio of Net Investment Income to
 Average Net Assets..................         5.67%        5.39%       5.39%*
Portfolio Turnover Rate..............          124%          83%        104%
--------------------------------------------------------------------------------
Voluntarily Waived Fees and Expenses
 Assumed by the
 Adviser Per Share...................          N/A  $      0.01      $ 0.10
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets.............................         0.94%        1.13%       0.85%*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  * Annualized
 ** Commencement of Operations
*** Not Annualized
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 ++ The amount shown for the year ended October 31, 1996 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    MARCH 2,
                                       YEARS ENDED OCTOBER 31,      1995** TO
                                       -----------------------     OCTOBER 31,
                                           1997         1996          1995
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.  $      13.38  $     11.44     $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...............          0.10         0.10       0.08
 Net Realized and Unrealized Gain....          3.92         2.08       1.43
--------------------------------------------------------------------------------
  Total From Investment Operations...          4.02         2.18       1.51
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............         (0.10)       (0.09)     (0.07)
 Net Realized Gain...................         (0.44)       (0.15)       --
--------------------------------------------------------------------------------
  Total Distributions................         (0.54)       (0.24)     (0.07)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......  $      16.86  $     13.38     $11.44
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.........................         30.96%       19.31%+    15.13%+***
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thou-
 sands)..............................  $    107,389  $    62,170     $6,427
Ratio of Expenses to Average Net As-
 sets................................          0.94%        0.99%      1.08%*
Ratio of Net Investment Income to Av-
 erage Net Assets....................          0.64%        0.93%      1.12%*
Portfolio Turnover Rate..............            47%          42%        27%
Average Commission Rate #............  $     0.0497  $    0.0482        N/A
--------------------------------------------------------------------------------
Voluntarily Waived Fees and Expenses
 Assumed by the
 Adviser Per Share...................           N/A  $      0.00     $ 0.11
Ratio of Expenses to Average Net
 Assets Including Expense Offsets....          0.94%        0.99%      1.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  * Annualized
 ** Commencement of Operations
*** Not Annualized
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                     MAY 26,
                                      YEARS ENDED OCTOBER 31,       1994** TO
                                      --------------------------   OCTOBER 31,
                                        1997     1996     1995        1994
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERI-
 OD.................................  $  10.55  $ 10.03  $ 10.40     $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..............      0.11     0.09     0.11        0.04
 Net Realized and Unrealized Gain
  (Loss)............................      2.01     0.73    (0.39)       0.39
--------------------------------------------------------------------------------
  Total From Investment Operations..      2.12     0.82    (0.28)       0.43
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..............     (0.11)   (0.09)   (0.09)      (0.03)
 Net Realized Gain..................     (0.14)   (0.21)     --          --
--------------------------------------------------------------------------------
  Total Distributions...............     (0.25)   (0.30)   (0.09)      (0.03)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......  $  12.42  $ 10.55  $ 10.03     $ 10.40
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN........................     20.31%    8.29%   (2.69)%      4.31%***
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thou-
 sands).............................  $103,050  $91,224  $74,893     $37,257
Ratio of Expenses to Average Net As-
 sets...............................      0.98%    1.01%    0.97%       1.12%*
Ratio of Net Investment Income to
 Average Net Assets.................      0.95%    0.92%    1.16%       0.97%*
Portfolio Turnover Rate.............        29%       9%       7%         11%
Average Commission Rate #...........  $ 0.0428  $0.0560      N/A         N/A
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net
 Assets Including
 Expense Offsets....................      0.98%    1.01%    0.96%        N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  * Annualized
 ** Commencement of Operations
*** Not Annualized
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                               MCKEE PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS
UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, and McKee International Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are non-diversified, open-end management investment companies. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objectives of the McKee Portfolios is as follows:

  MCKEE U.S. GOVERNMENT PORTFOLIO seeks to achieve a high level of current income consistent with preservation of capital by investing primarily in U.S. Treasury and Government agency securities.

  MCKEE DOMESTIC EQUITY PORTFOLIO seeks to achieve a superior long-term total return over a market cycle by investing primarily in equity securities of U.S. issuers.

  MCKEE INTERNATIONAL EQUITY PORTFOLIO seeks to achieve a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale has occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities, and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  The McKee International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues such taxes when the related income or gains are earned.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the

                               MCKEE PORTFOLIOS
  principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the McKee International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The McKee International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the McKee International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The McKee International Equity Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the McKee International Equity Portfolio as unrealized gain or loss. The McKee International Equity Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These

                               MCKEE PORTFOLIOS
  differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and foreign currency transactions.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications as follows:

                                                     UNDISTRIBUTED  ACCUMULATED
                                                     NET INVESTMENT NET REALIZED
   MCKEE PORTFOLIOS                                  INCOME (LOSS)  GAIN (LOSS)
   ----------------                                  -------------- ------------
   U.S. Government..................................     (6,827)        6,827
   Domestic Equity..................................     (1,430)        1,430
   International Equity.............................    (87,682)       87,682

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the McKee International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, C.S. McKee & Co., Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to each Portfolio at a monthly fee calculated at an annual rate of 0.45%, 0.65% and 0.70% of average daily net assets for the month for the McKee U.S. Government, McKee Domestic Equity and McKee International Equity Portfolios, respectively.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04%, 0.04%, and 0.06% of average daily net assets for the

                               MCKEE PORTFOLIOS

McKee U.S. Government, McKee Domestic Equity, and McKee International Equity Portfolios, respectively. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC for its services as sub-Administrator:

                                                     ADMINISTRATION PORTION PAID
MCKEE PORTFOLIOS                                          FEES        TO CGFSC
----------------                                     -------------- ------------
U.S. Government.....................................    $ 99,215      $83,206
Domestic Equity.....................................     127,984       91,727
International Equity................................     178,372      115,116

D. CUSTODIAN: The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement. As part of the custodian agreement, the custodian bank has a lien on the securities of the Portfolios to cover any advances made by the custodian to the Portfolios. At October 31, 1997, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased for the U.S. Government and Domestic Equity Portfolio.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the year ended October 31, 1997, purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

MCKEE PORTFOLIOS                                          PURCHASES     SALES
----------------                                         ----------- -----------
U.S. Government......................................... $19,124,477 $ 4,670,088
Domestic Equity.........................................  64,728,270  41,798,353
International Equity....................................  30,279,594  41,992,848

                               MCKEE PORTFOLIOS

Purchases and sales of long-term U.S. Government securities were $62,551,105 and $44,183,062 respectively, for the McKee U.S. Government Portfolio. There were no purchases or sales of long-term U.S. Government securities for the McKee Domestic Equity and the McKee International Equity Portfolios.

I. LINE OF CREDIT: The Portfolios, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolios had no borrowings under the agreement.

J. OTHER: At October 31, 1997, the percentage of total shares outstanding were held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each portfolio was as follows:

                                                             NO. OF        %
MCKEE PORTFOLIOS                                          SHAREHOLDERS OWNERSHIP
----------------                                          ------------ ---------
U.S. Government..........................................       4        82.3%
Domestic Equity..........................................       1        48.4%
International Equity.....................................       2        33.7%

At October 31, 1997, the net assets of the McKee International Equity Portfolio was substantially composed of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds Trust and the Shareholders of
McKee U.S. Government Portfolio McKee Domestic Equity Portfolio McKee International Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, and McKee International Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds Trust, at October 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

At October 31, 1997, the McKee Domestic Equity and McKee International Equity Portfolios hereby designate $104,069 and $1,073,044, respectively, as long-term capital gain dividend for the purpose of the dividend paid deduction on their Federal income tax return.

Foreign taxes during the fiscal year ended October 31, 1997 for the McKee International Equity Portfolio amounted to $166,539 are expected to be passed through to the shareholders as foreign tax credits on Form 1099-Dividend for the year ending December 31, 1997, which shareholders of the McKee International Equity Portfolio will receive in late January, 1998. In addition, for the year ended October 31, 1997, gross income derived from sources within foreign countries amounted to $2,081,773 for the McKee International Equity Portfolio.

For the year ended October 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 23.6% for the McKee Domestic Equity Portfolio.

For the year ended October 31, 1997, the percentage of income earned from direct Treasury obligations for the McKee U.S. Government Portfolio was 41.3%.

-------------------------------------------------------------------------------
                                   UAM FUNDS
                                NWQ PORTFOLIOS
-------------------------------------------------------------------------------
OFFICERS AND DIRECTORS

Norton H. Reamer
Director, President
and Chairman

John T. Bennett, Jr.
Director

Nancy J. Dunn
Director

Philip D. English
Director

William A. Humenuk
Director

Charles H. Salisbury, Jr.
Director and Executive
Vice-President

Peter M. Whitman, Jr.
Director

William H. Park
Vice President

Michael E. DeFao
Secretary

Karl O. Hartmann
Assistant Secretary

Gary L. French
Treasurer

Robert R. Flaherty
Assistant Treasurer

Gordon M. Shone
Assistant Treasurer
-------------------------------------------------------------------------------
INVESTMENT ADVISER
 NWQ Investment Management Company
 2049 Century Park East, 4th Floor
 Los Angeles, CA 90067
-------------------------------------------------------------------------------
ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110
-------------------------------------------------------------------------------
CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245
-------------------------------------------------------------------------------
LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square Philadelphia, PA 19103
-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110
-------------------------------------------------------------------------------
DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street Boston, MA 02110
-------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.


-------------------------------------------------------------------------------


                       [LOGO OF UAM FUNDS APPEARS HERE]



                                      NWQ
                                  PORTFOLIOS

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1997

UAM FUNDS                                                         NWQ PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Portfolio of Investments
  Balanced..................................................................   7
  Value Equity..............................................................  11
Statement of Assets and Liabilities.........................................  15
Statement of Operations.....................................................  16
Statement of Changes in Net Assets
  Balanced..................................................................  17
  Value Equity..............................................................  18
Financial Highlights
  Balanced..................................................................  20
  Value Equity..............................................................  22
Notes to Financial Statements...............................................  23
Report of Independent Accountants...........................................  28

--------------------------------------------------------------------------------

Dear Shareholders:

During the twelve months ended October 31, 1997, the U.S. stock market's performance has certainly been exceptional setting a number of records including surpassing both 7000 and 8000 on the Dow Jones Industrial Average for the first time. Both the NWQ Value Equity and NWQ Balanced Portfolios benefited from this very favorable environment producing strong returns on an absolute basis, as well as relative to peers.

At this time we are pleased to announce the launching of two new portfolios-- NWQ Small Cap Value and NWQ Special Equity Portfolios. These new portfolios are described in the current prospectus.

NWQ BALANCED PORTFOLIO PERFORMANCE

During the twelve months ended October 31, 1997, the NWQ Balanced Portfolio Institutional Class Shares gained 22.82% including $0.36 of dividends and capital gains paid. The NWQ Balanced Portfolio Institutional Service Class Shares gained 22.39% in the same period, including $0.30 of dividends and capital gains paid. This was in comparison to 20.10% for the Lipper Balanced Funds Index and 22.43% for the composite balanced index composed of 60% S&P 500 Index, 30% Lehman Brothers Government/Corporate Index, and 10% Salomon Brothers 3-month Treasury Bill Average. The individual benchmark returns for the twelve months ended October 31, 1997 were S&P 500 Index 32.10%; Lehman Brothers Government/Corporate Index 8.81%; and Salomon Brothers 3-month Treasury Bill Average 5.24%.

With interest rates nearing their lows for the year, the economy growing without inflation and profits increasing at a double digit pace, investors have reacted to the near perfect environment by bidding up stock prices at a near record pace over the last twelve months. The NWQ Balanced Portfolio benefited strongly from these favorable markets with equity holdings producing solid returns throughout the period and bonds staging a major rally in the second half of our fiscal year. While recent turmoil in a number of Asian currency and financial markets has created volatility in world stock markets, we continue to believe that the fundamentals for the U.S. economy and financial markets remain generally favorable. Taking advantage of buying opportunities over the last six months, we have substantially reduced cash holdings and added to both equities and bonds. While longer-term interest rates are near their lows, we continue to find bonds attractive given the decline in inflation and have moderately extended maturities over the last year. The Portfolio's common stock holdings continue to emphasize capital spending and industrial stocks but we have also added significantly to the oil service, financial, and cable-television holdings. We are pleased with the Portfolio's performance and believe it is well positioned for the market environment we anticipate for the period ahead.

As of October 31, 1997 the Portfolio held 62.0% equities, 31.7% fixed income securities, and 6.3% cash and equivalents.

NWQ VALUE EQUITY PORTFOLIO PERFORMANCE

For the twelve months ended October 31, 1997, the NWQ Value Equity Portfolio Institutional Class Shares gained 35.77%, including $0.62 of dividends and capital gains paid, versus 32.10% for the S&P 500 Index. Performance exceeded the Lipper Equity Income Funds Index, which returned 26.65% during the same period. The NWQ Value Equity Portfolio Institutional Service Class Shares gained 5.81% including $0.03 of dividends paid since inception on June 16, 1997, versus 3.88% for the S&P 500 Index and 4.48% for the Lipper Equity Income Funds Index for the same period.

The NWQ Value Equity Portfolio's performance reflects the extremely strong stock market along with favorable performance from our industry concentrations and stock selection. Recent stock market performance has truly been exceptional. While the overall rate of increase in stock prices will moderate going forward, the outlook for the U.S. financial markets remains generally favorable. Recent turmoil in Asia will likely have a moderating effect on economic growth as well as potentially a negative impact on corporate profits. However, the impact for most corporations to date has been minimal. The Portfolio's common stock holdings continue to emphasize capital spending and industrial stocks but we have also added significantly to the oil service, financial, and cable television holdings. The Portfolio remains nearly fully invested with a modest amount of cash to fund new stock purchase ideas. We are pleased with the NWQ Value Equity Portfolio's performance and remain positive with regard to the Portfolio's holdings.

As of October 31, 1997 the Portfolio held 94.3% equities and 5.7% cash and equivalents.

INVESTMENT STRATEGIES

The cornerstone of our investment process is a disciplined approach to value recognition within industries representing long-term market leadership. We believe that investment opportunity is created by changes in the economic, monetary, political, and social environment. We seek to recognize change early in asset categories, market sectors, industries and companies, before these changes are reflected in securities' prices. Stock selection emphasizes medium to large capitalization companies representing above-average statistical value. Investments are concentrated in those fundamentally attractive industries identified as the beneficiaries of long-term investment trends.

ECONOMIC OUTLOOK

The U.S. economy continues to fire on all cylinders. Preliminary data placed the third quarter GDP growth rate at a robust 3.5%, well above the initial indications. A large rise in inventories in the second quarter created concerns that a third quarter slowdown was inevitable, but final demand has picked up enough to offset any inventory build-up. Retail department store and auto sales have increased, housing markets are strong, industrial output is rebounding; and commodity prices remain stable. In short, everything looks very good at the moment. Most surprising of all, Chairman Greenspan has apparently embraced the "higher growth, low inflation" school of economic analysis. Several of our past commentaries have pointed to the Federal Reserve as the major threat to continued economic expansion. Suddenly, Mr. Greenspan seems to have decided that the old school of thought, where growth above 2.5% would necessarily cause higher inflation, no longer applies in the "new era economy." This change in the Fed's view of the economy would appear to rule out any preemptive tightening in advance of actual evidence of rising inflation rates.

While the domestic economy continues along its "Goldilocks" path, the clouds appearing on foreign horizons bear watching. The currency turmoil that has recently engulfed Thailand, Malaysia, Hong Kong and others in Asia may be nothing more than a bit of passing turbulence. Should the economic crisis currently developing among the "Asian Tiger" economies be contained, there is little reason to believe that instability there will have any greater impact upon the U.S. than did the 1994-95 Mexican currency debacle. Still, developments in Asia merit some degree of concern. In a world economy becoming ever more interdependent, much of the opportunity for profit growth among U.S. companies has been expected to come from the more rapidly growing economies of southern Asia.

While the current problems are limited, the "miracle" of Asian economic growth has been called into question. Japan remains mired in stagnation, with its economy declining in the latest quarter by a staggering 11.2%. China's growth has slowed, and now the world's most populous nation faces the daunting task of trying to privatize a vast array of inefficient state owned companies. There has been a good deal of hype given to "China stories" in the past, i.e., if everyone in China just drinks one Coke a day, or eats one Big Mac, or buys one tube of Crest, etc. Such hoped for opportunities suddenly appear remote, at least in the near term, and investors must be aware of the consequences. In sum, the outlook across most of Asia is murky at best, and the prospect of Asia providing booming markets for expanding U.S. exports is now far from a sure thing.

The situation in Europe also appears less than encouraging. Outside of Britain, the economies of Europe appear mired in stagnation. The push for a common currency by January 1999 continues to create problems in Germany and France, with both nations suffering from double digit unemployment and considerable popular resistance to the kind of economic restructuring that revitalized the U.S. economy over the past decade.

To date, the problems in Europe and Asia have had little economic impact at home. Still, one must question how much longer exports can expand in the face of a very strong U.S. dollar and economic weakness abroad. At a minimum, the prospect of a coordinated worldwide economic expansion has been postponed for some time. While the strong dollar and competitive labor rates abroad should keep domestic inflation restrained, the U.S. cannot remain fully immune to international economic stagnation and currency turbulence. If the current problems outside the U.S. continue, and perhaps deteriorate further, some slowdown at home is probable, and could be accompanied by slower domestic profit growth as well. Goldilocks still reigns in the U.S. but the foreign bears are growling and investors need to remain focused on what could go wrong, since the price of many financial assets assumes that everything will continue to go right.

FINANCIAL MARKETS

Fixed income markets remain in a trading range. While inflation fundamentals alone suggest lower bond yields, the bond market remains fearful of strong economic growth and more aggressive Fed policy. As these forces clash in the short run, another longer-term development suggests that over the next few years long-term interest rates could move substantially lower. Historically, "real" interest rates (yield less inflation) have hovered around the 3% level. With inflation currently running about 2% or less in the real world, as opposed to the contrived inflation of the Consumer Price Index, real interest rates are above 4%. If inflation remains at current levels, a mere return to long term trends suggests a substantial downward shift in rates. Beyond this lies the bond market arithmetic of a balanced federal budget. The federal deficit is falling faster than any forecaster imagined twelve months ago. Just a few years ago investors seemed resigned to permanent deficits of $250 billion or more. The fiscal 1997 deficit could come in below $25 billion. Should the economy continue to expand at its present 3-4% rate, the fiscal 1998 deficit could be eliminated.

The implication for the bond market is enormous. Currently, the Treasury department pays out over $240 billion per year of interest payments on the outstanding Treasury debt. Some of these payments are spent, but a great deal of that money, perhaps as much as 85%, is reinvested in other fixed income securities. When the government was issuing countless billions of new debt every year, reinvesting the cash flows from older bonds presented no problem. However, we may now be looking at a Treasury bond market where there is more than $200 billion per year looking for something to buy, but only $20-30 billion of new bonds available. This is a simple case of demand greatly exceeding supply, by more than $150 billion per year, or a cash flow excess of over $12 billion per month. We have already witnessed the impact of cash flows like this in mutual funds and the stock market. The long term potential for higher bond prices, and lower rates, is readily evident.

Some of the market's recent mood swings may be attributed to profit warnings from two of the nation's premier companies, Coca-Cola and Gillette. Both remain excellent companies, but the lesson here is that 15-18% profit growth is not guaranteed in perpetuity for any company, and when one is paying over forty times earnings the cost of a mild disappointment can be very large indeed. We have warned over the last few quarters that the stock market cannot continue to climb at a 30% annualized rate in an economy that grows at 3-4%. At the same time, the valuation gap between brand name consumer stocks and leading industrial stocks remains at historic highs. Many leading industrial concerns are selling at 50-60 percent of the overall market p/e ratio, while many brand name consumer companies are selling at 150-200 percent of the market p/e. With even Mr. Greenspan finally embracing the notion that the U.S. economy can sustain growth at a higher level than previously acknowledged, the fundamental outlook for industrial companies continues to improve. In a market where many stocks trade at valuations that leave little room for improvement and carry significant risk if profit growth is even a little below expectations, producer durables, materials & processing, oil service and financials continue to offer far superior investment characteristics, and continue to dominate NWQ's holdings.

Sincerely,

NWQ Investment Management Company

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waivers (also expenses assumed for the NWQ Value Equity Portfolio by the adviser), total returns for the Portfolios would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
--------------------------------------------------------------------------------
 COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE NWQ BALANCED
  PORTFOLIO, THE STANDARD & POOR'S 500 INDEX (S&P 500), THE LEHMAN BROTHERS
             GOVERNMENT/CORPORATE INDEX, SALOMON BROTHERS 3-MONTH
                TREASURY BILL AVERAGE, AND THE BALANCED INDEX.


                          [LINE GRAPH APPEARS HERE]

         ----------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURN**
                    FOR THE PERIOD ENDED OCTOBER 31, 1997
         ----------------------------------------------------------------
             INSTITUTIONAL                     INSTITUTIONAL SERVICE
             CLASS SHARES                           CLASS SHARES
         ----------------------------------------------------------------
         1 YEAR         SINCE 8/2/94*       1 YEAR         SINCE 1/22/96*
         ----------------------------------------------------------------
         22.82%            16.07%           22.39%             17.36%
         ----------------------------------------------------------------

           NWQ BALANCED                      LEHMAN BROTHERS   SALOMON BROTHERS
            PORTFOLIO                          GOVERNMENT/         3-MONTH
           INSTITUTIONAL  BALANCED   S&P 500    CORPORATE          TREASURY
             CLASS***+     INDEX+    INDEX+      INDEX+          BILL AVERAGE
           -------------  --------   ------- ---------------   ----------------
 8/2/94*     10,000        10,000    10,000      10,000             10,000
10/31/94      9,871        10,158    10,319       9,852             10,116
10/31/95     11,627        12,330    13,046      11,442             10,697
10/31/96     13,218        14,082    16,187      12,059             11,265
10/31/97     16,234        17,241    21,383      13,121             11,855

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.
*   Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
*** The graph presents the performance of the Institutional Class shares which have been in existence since the Portfolio's inception. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees assessed to that Class.
+ The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. Each comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                       DEFINITIONS OF COMPARATIVE INDICES
                       ----------------------------------
The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.
The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.
The Salomon Brothers 3-Month Treasury Bill Average - The average return for all Treasury bills for the previous three month period.
The Balanced Index, a hypothetical combination of unmanaged indices, reflects the Portfolio's approximate/expected mix of 60% stocks, 30% bonds, and 10% short-term instruments. This index combines returns from the S&P 500 Index, Lehman Brothers Government/Corporate Index and the Salomon Brothers 3-Month Treasury Bill Average.

Please note that one cannot invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
    NWQ VALUE EQUITY PORTFOLIO, THE STANDARD & POOR'S 500 INDEX (S&P 500),
                   AND THE LIPPER EQUITY INCOME FUNDS INDEX.


           ------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURN**
                     FOR THE PERIOD ENDED OCTOBER 31, 1997
           ------------------------------------------------------
                INSTITUTIONAL               INSTITUTIONAL SERVICE
                 CLASS SHARES                   CLASS SHARES
           ------------------------------------------------------
             1 YEAR       SINCE 9/21/94*        SINCE 6/16/97*
           ------------------------------------------------------
             35.77%           24.09%                5.81%
           ------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                     NWQ VALUE
                  EQUITY PORTFOLIO                    LIPPER EQUITY
                   INSTITUTIONAL        S&P 500       INCOME FUNDS
                     CLASS***+          INDEX+           INDEX+
                  ----------------      -------       -------------
    9/21/94*          10,000            10,000           10,000
    10/31/94           9,980            10,219           10,216
    10/31/95          11,760            12,912           12,049
    10/31/96          14,428            16,021           14,442
    10/31/97          19,589            21,164           18,290

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.
*   Commencement of Operations.
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
*** The graph presents the performance of the Institutional Class shares which have been in existence since the Portfolio's inception. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees assessed to that Class.
+ The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. Each comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      DEFINITIONS OF COMPARATIVE INDICES
                      ----------------------------------
The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Lipper Equity Income Fund Index is comprised of the 30 largest funds, in terms of total net assets, which seeks relatively high current income and growth of income through investing 60% or more of its portfolio in equities.

Please note that one cannot invest in an unmanaged index.

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997


                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (62.0%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (3.2%)
  Boeing Co. ............................................... 15,600 $   746,850
 *DONCASTERS plc ADR........................................  7,500     202,031
  Sundstrand Corp. .........................................  7,800     424,125
  United Technologies Corp. ................................  5,200     364,000
                                                                    -----------
                                                                      1,737,006
-------------------------------------------------------------------------------
BASIC MATERIALS (7.6%)
  Air Products & Chemical, Inc. ............................  4,150     315,400
 *Alumax, Inc. ............................................. 10,400     338,000
  Champion International Corp. .............................  4,600     253,863
  Du Pont (E.I.) de Nemours & Co. ..........................  9,200     523,250
  Grace (W.R.) & Co. .......................................  9,800     666,400
  IMC Global, Inc. ......................................... 13,500     454,781
  Morton International, Inc. ............................... 16,100     531,300
  Placer Dome, Inc. ........................................ 25,000     387,500
  Reynolds Metals Co. ......................................  3,600     219,375
  USX-US Steel Group, Inc. ................................. 11,750     399,500
                                                                    -----------
                                                                      4,089,369
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (10.0%)
  Case Corp. ...............................................  8,100     484,481
  Caterpillar, Inc. ........................................ 27,900   1,429,875
  Cooper Industries, Inc. ..................................  6,400     333,600
  Deere & Co. .............................................. 20,500   1,078,812
  Flowserve Corp. ..........................................    644      19,159
  Foster Wheeler Corp. .....................................  9,200     301,875
  Harnischfeger Industries, Inc. ...........................  5,000     196,875
  Ingersoll-Rand Co. ....................................... 20,550     800,166
  Kennametal, Inc. .........................................  5,000     242,500
  York International Corp. ................................. 10,950     499,594
                                                                    -----------
                                                                      5,386,937
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (6.9%)
  Exide Corp. .............................................  14,550     339,197
 *Federated Department Stores, Inc. .......................  17,000     748,000
  General Motors Corp. ....................................  10,050     645,084

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997


                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--(CONTINUED)
  Maytag Corp. .............................................. 12,000 $   400,500
  Time Warner, Inc. ......................................... 12,500     721,094
 *U.S. West Media Group ..................................... 34,500     871,125
                                                                     -----------
                                                                       3,725,000
--------------------------------------------------------------------------------
CONSUMER STAPLES (1.3%)
  Unilever N.V.--New York Shares............................. 13,600     725,900
--------------------------------------------------------------------------------
ELECTRONICS (2.6%)
  Emerson Electric Co. ...................................... 12,000     629,250
  Grainger (W.W.), Inc. .....................................  8,500     743,219
                                                                     -----------
                                                                       1,372,469
--------------------------------------------------------------------------------
ENERGY (9.6%)
  Coastal Corp. ............................................. 1,050      63,131
  Dresser Industries, Inc. .................................. 14,100     593,962
  Halliburton Co. ........................................... 12,500     745,313
 *Noble Drilling Corp. ...................................... 19,200     682,800
 *Reading & Bates Corp. ..................................... 10,000     423,750
  Santa Fe International Corp. .............................. 14,500     713,219
  Tidewater, Inc. ...........................................  9,400     617,462
  Transocean Offshore, Inc. ................................. 15,000     810,000
 *United Meridian Corp. ..................................... 16,100     546,394
                                                                     -----------
                                                                       5,196,031
--------------------------------------------------------------------------------
FINANCIAL SERVICES (10.8%)
  Allstate Corp. ............................................  9,000     746,437
  American International Group, Inc. ........................  6,625     676,164
  Bank of New York Co., Inc. ................................ 14,000     658,875
  Bear Stearns Cos., Inc. ...................................  8,820     350,044
  Chase Manhattan Corp. .....................................  7,000     807,625
  First Union Corp. ......................................... 11,500     564,219
 *Highlands Insurance Group..................................    145       3,335
  Household International, Inc. .............................  4,000     453,000
  National City Corp. .......................................  8,025     479,494
  Norwest Corp. ............................................. 35,000   1,122,187
                                                                     -----------
                                                                       5,861,380
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997


                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 HEALTH CARE (1.4%)
   Aetna, Inc. ..........................................      6,000 $   426,375
   Columbia/HCA Healthcare Corp. ........................     11,800     333,350
                                                                     -----------
                                                                         759,725
--------------------------------------------------------------------------------
 MULTI-INDUSTRY (2.0%)
   Loews Corp. ..........................................      9,800   1,094,538
--------------------------------------------------------------------------------
 TECHNOLOGY (4.4%)
  *Ceridian Corp. .......................................     14,000     546,875
   Texas Instruments, Inc. ..............................      7,450     794,822
   Thomas & Betts Corp. .................................      8,200     407,950
   Xerox Corp. ..........................................      8,000     634,500
                                                                     -----------
                                                                       2,384,147
--------------------------------------------------------------------------------
 TRANSPORTATION (2.2%)
  *AMR Corp. ............................................      3,100     360,956
   Delta Air Lines, Inc. ................................      8,400     846,300
                                                                     -----------
                                                                       1,207,256
--------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $26,169,618)..................             33,539,758
--------------------------------------------------------------------------------
 PREFERRED STOCKS (0.0%)
--------------------------------------------------------------------------------
 HEALTH CARE (0.0%)
  Fresenius Medical Care AG (COST $79)...................        800          48
--------------------------------------------------------------------------------
                                                             FACE
                                                            AMOUNT
--------------------------------------------------------------------------------
 U.S. GOVERNMENT SECURITIES (31.7%)
--------------------------------------------------------------------------------
 U.S. TREASURY BONDS (18.7%)
  10.375%, 11/15/12...................................... $4,500,000   5,942,813
  7.25%, 5/15/16.........................................  3,750,000   4,184,767
                                                                     -----------
                                                                      10,127,580
--------------------------------------------------------------------------------
 U.S. TREASURY NOTES (13.0%)
  5.625%, 1/31/98........................................  1,000,000   1,000,000
  5.50%, 11/15/98........................................  2,500,000   2,497,658
  8.00%, 8/15/99.........................................     25,000      25,984
  6.375%, 8/15/02........................................    200,000     205,125

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997


                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES--(CONTINUED)
-------------------------------------------------------------------------------
U.S. TREASURY NOTES--(CONTINUED)
 5.875%, 2/15/04........................................ $2,500,000 $ 2,510,158
 7.25%, 5/15/04.........................................    750,000     806,953
                                                                    -----------
                                                                      7,045,878
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $16,613,013).....             17,173,458
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.9%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.9%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/3/97, to be repurchased at $2,652,237,
  collateralized by $2,541,707 of various U.S. Treasury
  Notes, 5.50%-8.75% due 5/15/00-6/30/02, valued at
  $2,652,496 (COST $2,651,000)..........................  2,651,000   2,651,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.6%) (COST $45,433,710) (A)........             53,364,264
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.4%).....................                754,157
-------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $54,118,421
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  +  See Note A to Financial Statements
  *  Non-Income Producing Security
ADR American Depositary Receipt
 (a) The cost for Federal income tax purposes was $45,433,710. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $7,930,554. This consisted of aggregate gross unrealized appreciation for all securities of $8,474,124 and gross unrealized depreciation for all securities of $543,570.


   The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997


                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (94.3%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (5.7%)
  Boeing Co. ................................................. 2,400  $  114,900
 *DONCASTERS plc ADR.......................................... 2,500      67,344
  Sundstrand Corp. ........................................... 1,700      92,437
  United Technologies Corp. .................................. 2,300     161,000
                                                                      ----------
                                                                         435,681
--------------------------------------------------------------------------------
BASIC MATERIALS (13.4%)
  Air Products & Chemical, Inc. ..............................   350      26,600
 *Alumax, Inc. ............................................... 3,775     122,688
  Champion International Corp. ............................... 1,200      66,225
  Du Pont (E.I.) de Nemours & Co. ............................ 2,200     125,125
  Georgia-Pacific Corp. ......................................   700      59,369
  Grace (W.R.) & Co. ......................................... 2,525     171,700
  IMC Global, Inc. ........................................... 2,550      85,903
  Morton International, Inc. ................................. 3,700     122,100
  Placer Dome, Inc. .......................................... 5,700      88,350
  USX-US Steel Group, Inc. ................................... 3,000     102,000
  Weyerhaeuser Co. ...........................................   950      45,363
                                                                      ----------
                                                                       1,015,423
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (13.2%)
  Case Corp. ................................................. 1,900     113,644
  Caterpillar Inc. ........................................... 4,050     207,562
  Cooper Industries, Inc. .................................... 2,450     127,706
  Deere & Co. ................................................ 3,900     205,237
  Flowserve Corp. ............................................   156       4,641
  Foster Wheeler Corp. .......................................   300       9,844
  Harnischfeger Industries, Inc. ............................. 1,100      43,313
  Ingersoll-Rand Co. ......................................... 3,825     148,936
  Kennametal, Inc. ........................................... 1,600      77,600
  York International Corp. ................................... 1,300      59,313
                                                                      ----------
                                                                         997,796
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY (9.1%)
  Exide Corp. ................................................ 1,450      33,803
 *Federated Department Stores, Inc. .......................... 3,800     167,200

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997


                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--(CONTINUED)
  General Motors Corp. ...................................... 2,175  $   139,608
  Time Warner, Inc. ......................................... 2,800      161,525
 *U.S. West Media Group...................................... 7,500      189,375
                                                                     -----------
                                                                         691,511
--------------------------------------------------------------------------------
CONSUMER STAPLES (1.7%)
  Unilever N.V.--New York Shares............................. 2,400      128,100
--------------------------------------------------------------------------------
ELECTRONICS (3.6%)
  Emerson Electric Co. ...................................... 2,900      152,069
  Grainger (W.W.) Inc. ...................................... 1,400      122,412
                                                                     -----------
                                                                         274,481
--------------------------------------------------------------------------------
ENERGY (14.7%)
 *BJ Services Co. ........................................... 1,500      127,125
  Coastal Corp. ............................................. 1,775      106,722
  Dresser Industries, Inc. .................................. 2,025       85,303
  Halliburton Co. ........................................... 2,750      163,969
  Noble Affiliates, Inc. .................................... 1,600       65,700
 *Noble Drilling Corp. ...................................... 2,800       99,575
 *Reading & Bates Corp. ..................................... 2,900      122,887
  Tidewater, Inc. ...........................................   900       59,119
  Transocean Offshore, Inc. ................................. 3,000      162,000
 *United Meridian Corp. ..................................... 3,500      118,781
                                                                     -----------
                                                                       1,111,181
--------------------------------------------------------------------------------
FINANCIAL SERVICES (15.5%)
  Allstate Corp. ............................................ 1,900      157,581
  American International Group, Inc. ........................ 1,900      193,919
  Bank of New York Co., Inc. ................................ 2,700      127,069
  Bear Stearns Cos., Inc. ................................... 1,470       58,341
  Chase Manhattan Corp. .....................................   700       80,762
  First Union Corp. ......................................... 3,600      176,625
 *Highlands Insurance Group..................................    57        1,311
  Household International, Inc. .............................   600       67,950
  National City Corp. ....................................... 2,475      147,881

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
FINANCIAL SERVICES--(CONTINUED)
  Norwest Corp. .............................................. 5,100  $  163,519
                                                                      ----------
                                                                       1,174,958
--------------------------------------------------------------------------------
HEALTH CARE (2.8%)
  Aetna, Inc. ................................................ 1,700     120,806
  Columbia/HCA Healthcare Corp. .............................. 3,300      93,225
                                                                      ----------
                                                                         214,031
--------------------------------------------------------------------------------
MULTI-INDUSTRY (4.1%)
  Loews Corp. ................................................ 2,800     312,725
--------------------------------------------------------------------------------
TECHNOLOGY (6.2%)
 *Ceridian Corp. ............................................. 2,000      78,125
  Texas Instruments, Inc. .................................... 1,300     138,694
  Thomas & Betts Corp. ....................................... 2,200     109,450
  Xerox Corp. ................................................ 1,800     142,762
                                                                      ----------
                                                                         469,031
--------------------------------------------------------------------------------
TRANSPORTATION (4.3%)
 *AMR Corp. ..................................................   800      93,150
  Burlington Northern, Inc. ..................................   525      49,875
  Delta Air Lines, Inc. ...................................... 1,800     181,350
                                                                      ----------
                                                                         324,375
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $5,717,736).........................         7,149,293
--------------------------------------------------------------------------------
PREFERRED STOCKS (0.0%)
--------------------------------------------------------------------------------
HEALTH CARE (0.0%)
  Fresenius Medical Care AG (COST $20)........................   225          13
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997


                                                               FACE
                                                              AMOUNT    VALUE+
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.2%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.2%)
 Chase Securities, Inc., 5.60% dated 10/31/97, due 11/03/97, to be repurchased at $317,148, collateralized by $303,931
  of various U.S. Treasury Notes 5.50%-8.75% due 5/15/00-
  6/30/02, valued at $317,179 (COST $317,000)............... $317,000 $  317,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.5%) (COST $6,034,756) (A).............           7,466,306
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.5%).........................             115,701
--------------------------------------------------------------------------------
NET ASSETS (100%)...........................................          $7,582,007
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  +   See Note A to Financial Statements.
  *   Non-Income Producing Security
ADR American Depositary Receipt
 (a) The cost for Federal income tax purposes was $6,037,871. At October 31, 1997, net unrealized appreciation for all securities on tax cost was $1,428,435. This consisted of aggregate gross unrealized appreciation for all securities of $1,554,431, and the gross unrealized depreciation for all securities of $125,996.


   The accompanying notes are an integral part of the financial statements.

NWQ PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

                                                             NWQ     NWQ VALUE
                                                          BALANCED     EQUITY
                                                          PORTFOLIO  PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost................................... $45,433,710 $6,034,756
                                                         =========== ==========
 Investments, at Value.................................. $53,364,264 $7,466,306
 Cash...................................................         113        921
 Interest Receivable....................................     478,793         49
 Receivable for Investments Sold........................     374,406     24,155
 Receivable for Portfolio Shares Sold...................      60,312    111,504
 Dividends Receivable...................................      23,257      5,137
 Receivable due from Investment Adviser--Note B.........         --       3,670
 Other Assets...........................................       1,295        159
-------------------------------------------------------------------------------
  Total Assets..........................................  54,302,440  7,611,901
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Shares Redeemed............................      95,510        152
 Payable for Investment Advisory Fees--Note B...........      33,361        --
 Payable for Administrative Fees--Note C................      10,817      7,984
 Payable for Custodian Fees--Note D.....................       2,662      1,062
 Distribution and Service Fees Payable--Note E..........      14,614        877
 Payable for Directors' Fees--Note G....................         726        612
 Other Liabilities......................................      26,329     19,207
-------------------------------------------------------------------------------
  Total Liabilities.....................................     184,019     29,894
-------------------------------------------------------------------------------
NET ASSETS.............................................. $54,118,421 $7,582,007
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital........................................ $44,378,004 $5,857,978
 Undistributed Net Investment Income....................     106,311        422
 Accumulated Net Realized Gain..........................   1,703,552    292,057
 Unrealized Appreciation................................   7,930,554  1,431,550
-------------------------------------------------------------------------------
NET ASSETS.............................................. $54,118,421 $7,582,007
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES:
 Net Assets............................................. $12,697,636 $5,096,690
 Shares Issued and Outstanding ($0.001 par value) (Au-
  thorized 25,000,000)..................................     857,102    277,297
 Net Asset Value, Offering and Redemption Price Per
  Share................................................. $     14.81 $    18.38
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES:
 Net Assets............................................. $41,420,785 $2,485,317
 Shares Issued and Outstanding ($0.001 par value) (Au-
  thorized 10,000,000)..................................   2,798,767    135,264
 Net Asset Value, Offering and Redemption Price Per
  Share................................................. $     14.80 $    18.37
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1997

                                                    NWQ                   NWQ
                                                  BALANCED            VALUE EQUITY
                                                 PORTFOLIO             PORTFOLIO
----------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends..........................             $  368,464            $   59,888
 Interest...........................              1,179,693                23,216
----------------------------------------------------------------------------------
  Total Income......................              1,548,157                83,104
----------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees........................  $ 329,580             $ 35,666
  Less: Fees Waived.................   (103,517)    226,063  (35,666)         --
                                      ---------             --------
 Administrative Fees--Note C........                126,732                85,646
 Custodian Fees--Note D.............                  4,670                   969
 Distribution and Service Plan
  Fees--Note E:
  Institutional Service Class.......                145,874                 3,504
 Account Services Fee--Note F.......                 41,119                 3,198
 Directors' Fees--Note G............                  2,594                 2,247
 Audit Fees.........................                 16,282                13,930
 Printing Fees......................                 22,440                26,167
 Registration and Filing Fees.......                 20,698                17,462
 Other Expenses.....................                  8,305                 4,197
 Fees Assumed by Adviser--Note B....                    --               (102,963)
----------------------------------------------------------------------------------
  Total Expenses....................                614,777                54,357
 Expense Offset--Note A.............                    --                    --
----------------------------------------------------------------------------------
  Net Expenses......................                614,777                54,357
----------------------------------------------------------------------------------
NET INVESTMENT INCOME...............                933,380                28,747
----------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS....              1,712,730               300,616
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON IN-
 VESTMENTS..........................              6,839,163               979,347
----------------------------------------------------------------------------------
TOTAL NET GAIN ON INVESTMENTS.......              8,551,893             1,279,963
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS....................             $9,485,273            $1,308,710
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,   OCTOBER 31,
                                                             1997         1996
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $    933,380  $   301,601
 Net Realized Gain.....................................     1,712,730      111,335
 Net Change in Unrealized Appreciation/Depreciation....     6,839,163      841,697
-----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Operations.     9,485,273    1,254,633
-----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class..................................      (245,374)    (178,657)
  Institutional Service Class..........................      (641,089)     (80,539)
 Net Realized Gain:
  Institutional Class..................................       (35,446)     (29,997)
  Institutional Service Class..........................       (84,765)         --
-----------------------------------------------------------------------------------
  Total Distributions..................................    (1,006,674)    (289,193)
-----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE J:
 Institutional Class:
  Issued...............................................     6,073,340    7,412,068
    --In Lieu of Cash Distributions....................       280,813      208,650
  Redeemed.............................................    (4,173,967)  (4,990,173)
-----------------------------------------------------------------------------------
 Net Increase from Institutional Class Shares..........     2,180,186    2,630,545
-----------------------------------------------------------------------------------
 Institutional Service Class*:
  Issued...............................................    26,562,604   21,033,336
    --In Lieu of Cash Distributions....................       725,851       80,539
  Redeemed.............................................   (12,451,810)  (1,420,979)
-----------------------------------------------------------------------------------
 Net Increase from Institutional Service Class Shares..    14,836,645   19,692,896
-----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........    17,016,831   22,323,441
-----------------------------------------------------------------------------------
 Total Increase........................................    25,495,430   23,288,881
Net Assets:
 Beginning of Period...................................    28,622,991    5,334,110
-----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $106,311 and $59,394, respectively)........  $ 54,118,421  $28,622,991
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

* Initial offering of Institutional Service Class Shares began on January 22, 1996.

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                          YEAR ENDED   YEAR ENDED
                                                          OCTOBER 31,  OCTOBER 31,
                                                             1997         1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..................................  $    28,747  $   33,093
 Net Realized Gain......................................      300,616     108,836
 Net Change in Unrealized Appreciation/Depreciation.....      979,347     435,937
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Operations..    1,308,710     577,866
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class...................................      (30,242)    (31,968)
  Institutional Service Class...........................       (3,598)        --
 Net Realized Gain--Institutional Class.................     (117,395)     (2,209)
----------------------------------------------------------------------------------
  Total Distributions...................................     (151,235)    (34,177)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE J:
 Institutional Class:
 --------------------
  Issued................................................    2,132,517     950,630
    --In Lieu of Cash Distributions.....................      147,637      34,153
  Redeemed..............................................   (1,494,014)   (709,280)
----------------------------------------------------------------------------------
 Net Increase from Institutional Class Shares...........      786,140     275,503
----------------------------------------------------------------------------------
 Institutional Service Class*:
 -----------------------------
  Issued................................................    2,589,371         --
    --In Lieu of Cash Distributions.....................        3,598         --
  Redeemed..............................................     (237,988)        --
----------------------------------------------------------------------------------
 Net Increase from Institutional Service Class Shares...    2,354,981         --
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions..........    3,141,121     275,503
----------------------------------------------------------------------------------
 Total Increase.........................................    4,298,596     819,192
Net Assets:
 Beginning of Period....................................    3,283,411   2,464,219
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $422 and $5,515, respectively)..............  $ 7,582,007  $3,283,411
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

* Initial offering of Institutional Service Class Shares began on June 16,
  1997.

    The accompanying notes are an integral part of the financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

NWQ BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           INSTITUTIONAL CLASS SHARES
                                   ---------------------------------------------
                                    YEARS ENDED OCTOBER 31,     AUGUST 2, 1994**
                                   ---------------------------         TO
                                     1997      1996     1995    OCTOBER 31, 1994
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD............................  $  12.39  $  11.24  $  9.84       $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........      0.31      0.31     0.32         0.06
 Net Realized and Unrealized Gain
  (Loss) on Investments..........      2.47      1.21     1.40        (0.19)
--------------------------------------------------------------------------------
  Total from Investment Opera-
   tions.........................      2.78      1.52     1.72        (0.13)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........     (0.31)    (0.30)   (0.32)       (0.03)
 Net Realized Gain...............     (0.05)    (0.07)     --           --
--------------------------------------------------------------------------------
  Total Distributions............     (0.36)    (0.37)   (0.32)       (0.03)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...  $  14.81  $  12.39  $ 11.24       $ 9.84
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN+....................     22.82%    13.68%   17.80%       (1.30)%++
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thou-
 sands)..........................  $ 12,697  $  8,624  $ 5,334       $1,584
Ratio of Expenses to Average Net
 Assets..........................      1.00%     1.01%    1.04%        1.00%*
Ratio of Net Investment Income to
 Average Net Assets..............      2.29%     2.79%    3.30%        3.59%*
Portfolio Turnover Rate..........        20%       31%      31%           1%
Average Commssion Rate #.........  $ 0.0619  $ 0.0717      N/A          N/A
--------------------------------------------------------------------------------
Voluntarily Waived Fees and
 Expenses Assumed by the Adviser
 Per Share.......................  $   0.03  $   0.14  $  0.26       $ 0.21
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets.........................      1.00%     1.00%    1.00%         N/A
--------------------------------------------------------------------------------

  * Annualized
 ** Commencement of Operations
*** Initial offering of Institutional Service Class shares
  + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods.
 ++ Not Annualized
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose their average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                                    INSTITUTIONAL SERVICE CLASS SHARES
                                   -------------------------------------
                                         YEAR        JANUARY 22, 1996***
                                        ENDED                TO
                                   OCTOBER 31, 1997   OCTOBER 31, 1996
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PE-
 RIOD............................      $ 12.37             $ 11.57
------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........         0.26                0.21
 Net Realized and Unrealized Gain
  (Loss) on Investments..........         2.47                0.78
------------------------------------------------------------------------
  Total from Investment Opera-
   tions.........................         2.73                0.99
------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........        (0.25)              (0.19)
 Net Realized Gain...............        (0.05)                --
------------------------------------------------------------------------
  Total Distributions............        (0.30)              (0.19)
------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...      $ 14.80             $ 12.37
------------------------------------------------------------------------
------------------------------------------------------------------------
TOTAL RETURN+....................        22.39%               8.60%++
------------------------------------------------------------------------
------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thou-
 sands)..........................      $41,421             $19,999
Ratio of Expenses to Average Net
 Assets..........................         1.40%               1.41%*
Ratio of Net Investment Income to
 Average Net Assets..............         1.89%               2.39%*
Portfolio Turnover Rate..........           20%                 31%
Average Commssion Rate #.........      $0.0619             $0.0717
------------------------------------------------------------------------
Voluntarily Waived Fees and
 Expenses Assumed by the Adviser
 Per Share.......................      $  0.03             $  0.09
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets.........................         1.40%               1.40%*
------------------------------------------------------------------------

  * Annualized
 ** Commencement of Operations
*** Initial offering of Institutional Service Class shares
  + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods.
 ++ Not Annualized
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose their average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                         INSTITUTIONAL SERVICE
                                  INSTITUTIONAL CLASS SHARES                 CLASS SHARES
                          ---------------------------------------------- ---------------------
                               YEARS ENDED          SEPTEMBER 21, 1994**   JUNE 16, 1997***
                          ------------------------           TO                   TO
                           1997     1996     1995     OCTOBER 31, 1994     OCTOBER 31, 1997
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........  $ 14.13  $ 11.65  $ 9.98         $10.00               $ 17.39
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..     0.11     0.14    0.12           0.01                  0.01
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........     4.76     2.49    1.65#         (0.03)                 1.00
----------------------------------------------------------------------------------------------
  Total from Investment
   Operations...........     4.87     2.63    1.77          (0.02)                 1.01
----------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..    (0.12)   (0.14)  (0.10)           --                  (0.03)
 Net Realized Gain......    (0.50)   (0.01)    --             --                    --
----------------------------------------------------------------------------------------------
  Total Distributions...    (0.62)   (0.15)  (0.10)           --                  (0.03)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $ 18.38  $ 14.13  $11.65         $ 9.98               $ 18.37
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
TOTAL RETURN+...........    35.77%   22.69%  17.84%         (0.20)%++              5.81%++
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Pe-
 riod (Thousands).......  $ 5,097  $ 3,283  $2,464         $  253               $ 2,485
Ratio of Expenses to Av-
 erage Net Assets.......     1.00%    1.03%   1.21%          1.00%*                1.40%*
Ratio of Net Investment
 Income to Average Net
 Assets.................     0.66%    1.11%   1.39%          1.36%*                0.09%*
Portfolio Turnover Rate.       31%      25%      4%             0%                   31%
Average Commission Rate
 #......................  $0.0627  $0.0705     N/A            N/A               $0.0627
----------------------------------------------------------------------------------------------
Voluntarily Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..  $  0.46  $  0.52  $ 0.82         $ 1.06               $  0.23
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................     1.00%    1.00%   1.00%           N/A                  1.40%*
----------------------------------------------------------------------------------------------

 *  Annualized
 ** Commencement of Operations
*** Initial Offering of Institutional Service Class Shares
 + Total return would have been lower had the Advisor not waived and assumed certain expenses during the period.
 ++ Not Annualized
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                                NWQ PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The NWQ Balanced Portfolio and the NWQ Value Equity Portfolio (the "Portfolios"), portfolios of UAM Funds Inc., are diversified, open-end management investment companies. At October 31, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The Portfolios are authorized to offer two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares. Both classes have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distributions and shareholder servicing of such shares), dividend, liquidation and other rights. The objectives of the Portfolios are as follows:

  NWQ BALANCED PORTFOLIO seeks to achieve consistent, above-average returns with minimum risk to principal by investing primarily in a combination of investment grade fixed income securities and common stocks of companies with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

  NWQ VALUE EQUITY PORTFOLIO seeks to achieve consistent, superior total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the

                                NWQ PORTFOLIOS
  principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, NWQ Investment Management Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the NWQ Balanced and NWQ Value Equity Portfolios at a monthly fee calculated at an annual rate of 0.70% of each Portfolio's average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep each Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets for each Portfolio's Institutional Class Shares and 1.40% of the average daily net assets for each Portfolio's Institutional Service Class Shares until February 28, 1999.

                                NWQ PORTFOLIOS

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06% and 0.04% of average daily net assets of NWQ Balanced Portfolio and NWQ Value Equity Portfolio, respectively. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned the following amounts from the Portfolio as Administrator and paid the following portion to CGFSC for their services as sub-Administrator:

                                                     ADMINISTRATION PORTION PAID
NWQ PORTFOLIOS                                            FEES        TO CGFSC
--------------                                       -------------- ------------
Balanced............................................    $126,732      $98,488
Value Equity........................................      85,646       83,609

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement.

E. DISTRIBUTION AND SERVICE PLAN: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios.

The NWQ Portfolios have adopted a Distribution and Service Plan (the "Plans") on behalf of the Institutional Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, each Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of their net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of each Portfolios' net assets. Each Portfolio's Institutional Service Class Shares are currently making payments for distribution fees at 0.15% of average daily net assets.

In addition, the NWQ Portfolios' Institutional Service Class Shares pay service fees at an annual rate of 0.25% of the average daily value of Institutional Service Class Shares owned by clients of the Service Agents.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. ("the Service Provider"), a

                                NWQ PORTFOLIOS
wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provides services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the year ended October 31, 1997, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were:

NWQ PORTFOLIOS                                             PURCHASES    SALES
--------------                                            ----------- ----------
Balanced................................................. $17,652,245 $7,555,577
Value Equity.............................................   4,208,597  1,454,028

Purchases and sales of long-term U.S. Government securities were approximately $14,210,781 and $600,000, respectively, for NWQ Balanced Portfolio. There were no purchases or sales of long-term U.S. Government securities for NWQ Value Equity Portfolio.

I. LINE OF CREDIT: The Portfolios, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolios had no borrowings under the agreement.

                                NWQ PORTFOLIOS

J. OTHER: Transactions in capital shares for the Portfolios, by class, were as follows:

                                                                  INSTITUTIONAL
                          INSTITUTIONAL CLASS SHARES          SERVICE CLASS SHARES*
                          ------------------------------    -------------------------
                           YEAR ENDED       YEAR ENDED      PERIOD ENDED PERIOD ENDED
                           OCTOBER 31,      OCTOBER 31,     OCTOBER 31,  OCTOBER 31,
                              1997             1996             1997         1996
                          -------------    -------------    ------------ ------------
NWQ BALANCED PORTFOLIO:
Shares Issued...........         448,160          625,426    2,026,550    1,729,243
In Lieu of Cash Distri-
 butions................          20,838           17,597       53,941        6,660
Shares Redeemed.........        (308,186)        (421,298)    (898,610)    (119,017)
                           -------------    -------------    ---------    ---------
Net Increase (Decrease)
 from Capital Share
 Transactions...........         160,812          221,725    1,181,881    1,616,886
                           =============    =============    =========    =========
NWQ VALUE EQUITY PORTFO-
 LIO:
Shares Issued...........         127,379           72,988      147,786
In Lieu of Cash Distri-
 butions................          10,331            2,614          199
Shares Redeemed.........         (92,847)         (54,688)     (12,721)
                           -------------    -------------    ---------
Net Increase (Decrease)
 from Capital Share
 Transactions...........          44,863           20,914      135,264
                           =============    =============    =========

At October 31, 1997, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio were as follows:

                                                           NO. OF
NWQ PORTFOLIOS                                          SHAREHOLDERS % OWNERSHIP
--------------                                          ------------ -----------
Balanced--Institutional Class..........................       2         60.8%
Balanced--Institutional Service Class..................       4         63.4%
Value Equity Institutional Class.......................       2         41.2%
Value Equity Institutional Service Class...............       1        100.0%

At October 31, 1997, 5.7% of the NWQ Value Equity Portfolio's shares were beneficially held by a related party of the portfolio.
--------
* Initial offering of Institutional Service Class Shares for NWQ Balanced and NWQ Value Equity began on January 22, 1996 and June 16, 1997, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
NWQ Balanced Portfolio
NWQ Value Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NWQ Balanced Portfolio and the NWQ Value Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

At October 31, 1997 NWQ Balanced Portfolio and NWQ Value Equity Portfolio hereby designate $97,000 and $61,000, respectively, as long-term capital gains dividends for the purpose of the dividend paid deduction on their Federal income tax return.

For the period ended October 31, 1997 the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 23.7% and 56.2%, respectively, for NWQ Balanced Portfolio and NWQ Value Equity Portfolio. For the period ended October 31, 1997, the percentage of income earned from direct Treasury obligations for NWQ Balanced Portfolio is 62.3%.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                         RICE, HALL, JAMES PORTFOLIOS

-------------------------------------------------------------------------------
OFFICERS AND DIRECTORS

Norton H. Reamer                                Peter M. Whitman, Jr.
Director, President and Chairman                Director

John T. Bennett, Jr.                            William H. Park
Director                                        Vice President

Nancy J. Dunn                                   Michael E. DeFao
Director                                        Secretary

Philip D. English                               Karl O. Hartmann
Director                                        Assistant Secretary

William A. Humenuk                              Gary L. French
Director                                        Treasurer

Charles H. Salisbury, Jr.                       Robert R. Flaherty
Director and Executive Vice President           Assistant Treasurer

                                                Gordon M. Shone
                                                Assistant Treasurer

--------------------------------------------------------------------------------

INVESTMENT ADVISER
 Rice, Hall, James & Associates
 600 West Broadway, Suite 1000
 San Diego, CA 92101

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.



-------------------------------------------------------------------------------



                       [LOGO OF UAM FUNDS APPEARS HERE]

                                  RICE, HALL,
                                     JAMES
                                  PORTFOLIOS



-------------------------------------------------------------------------------




                                 ANNUAL REPORT
                               OCTOBER 31, 1997

UAM FUNDS                                                         RHJ PORTFOLIOS
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholder's Letter
  Small Cap.................................................................   1
  Small/MidCap..............................................................   3
Portfolio of Investments
  Small Cap.................................................................   7
  Small/MidCap..............................................................  11
Statement of Assets and Liabilities.........................................  14
Statement of Operations.....................................................  15
Statement of Changes in Net Assets
  Small Cap.................................................................  16
  Small/MidCap..............................................................  17
Financial Highlights
  Small Cap.................................................................  18
  Small/MidCap..............................................................  19
Notes to Financial Statements...............................................  20
Report of Independent Accountants...........................................  24

--------------------------------------------------------------------------------

                               RICE, HALL, JAMES


Dear Shareholder,

The performance of the UAM Rice, Hall, James Small Cap Portfolio as of October 31, 1997 is presented below:

                                                           INCEPTION   AVERAGE
                                         QUARTER    YEAR    TO DATE     ANNUAL
                                          ENDED    ENDED   7/01/94 TO 7/01/94 TO
                                         10/31/97 10/31/97  10/31/97   10/31/97
                                         -------- -------- ---------- ----------
RHJ Small Cap Portfolio.................  +8.75%   +31.44%  +149.37%   +31.47%
Russell 2000............................  +4.95%   +29.33%   +90.13%   +21.26%
Standard & Poor's 500...................  -3.75%   +32.10%  +122.18%   +27.06%
Value Line Composite....................  +0.15%   +25.00%   +62.41%   +15.66%

The fourth fiscal quarter was a strong one for the RHJ Small Cap Portfolio. Its 8.75% return exceeded the returns of the Russell 2000 by 3.80% and the S&P 500 by 12.50%. This outperformance was enough to put the RHJ portfolio ahead of both the Russell 2000 and the Value Line Composite for the full fiscal year and left the portfolio only slightly behind the large cap S & P 500 index.

Our inception-to-date period in the Small Cap Portfolio resulted in a cumulative return of 149.37% and an average annual rate of return of 31.44%. These results outpaced by a large margin the cumulative and average annual rates of return for the Russell 2000 of 90.13% and 21.26%, respectively. We are excited that we were also able to significantly exceed the S&P 500's cumulative performance of 122.18% with a portfolio of stocks averaging $250 million in market capitalization in a market that clearly favored large cap investments.

In past letters we have talked about the spectacular performance of the equity markets, particularly that of the large cap market. We at RHJ felt that it was necessary to keep future expectations reasonable, after all, historically the market has grown at less than half the pace of the past three years.

We have suggested repeatedly that it was our belief that large cap stocks were overvalued when compared to the small cap end of the market. In the fiscal quarter ended 7/31/97 small cap stocks outperformed large cap stocks as measured by the S&P 500 by 1.5%. The fourth quarter showed further evidence that investors agreed with us as the S&P 500 registered a decline of 3.75% while the Russell 2000 was up 4.95%. With the S&P 500 trading at 20 times 1998 earnings and only a 6 - 8% projected three year earnings growth rate, we still make the case that there exists a lot more opportunity to make money in the small cap market which is trading with an average P/E ratio just slightly higher than its projected earnings growth rate.

The economic outlook, while not part of our investment process, still looks extremely positive. In fact, it appears the largest risk to the financial markets is that the continued strong economy has created a tight labor supply and a recent uptrend in wage rates that could hurt corporate profits. The S&P 500's compound annual earnings growth rate from 1991 to 1996 was 16%, while revenues grew at a 4% rate. Even without a tight labor market, it would be extremely difficult for the companies in the S&P 500 index to continue to increase profit margins and produce double digit earnings growth. There is a limit to productivity gains and the resultant margin expansion.

Inflation remains tame, productivity high and the consumer, conditioned to discount pricing, certainly bristles at any attempted price increase. Corporate America has very little pricing power as evidenced by low revenue growth rates. Corporations are effectively unable to increase prices and pass on rising labor costs, which means profit margins will likely be squeezed.

How would the market respond to a slowdown in earnings growth? At 20 times earnings, it would seem there is not room for any type of disappointment. Combine this with a possible modest tightening by the Federal Reserve sometime next year and it seems unlikely that we will see another 25-30% performance year for the Standard & Poor's 500. Our expectations are for more modest returns for the large caps, perhaps single digit for the next couple years, and, we believe, somewhat higher performance by the small caps.

The market value of the Portfolio on 10/31/97 was $51.2 million. Cash and equivalents accounted for 1% of the total value while the heaviest sector concentration remained in Basic Industry at 19%. Exposure to energy dropped to 11%, Health Care and Technology remained at 11% and 14%, respectively, and banks represented only 6%, down from 10% last quarter. Consumer non-durables now exceed 10% of the Portfolio. There were no other significant sector weightings and other shifts were minor during the quarter. We do not anticipate any major changes this quarter.

Our research focus remains on growth companies with capitalizations under $250 million (the prospectus allows for investments between $40 million and $500 million) where we believe fundamental change will provide the catalyst to upward movement in the stock prices, regardless of the industries or sectors represented. Ideally these companies have strong positions in unique market niches and well above average management teams. Maximum capital appreciation is the primary objective of this Portfolio, current income generation is not a consideration and volatility and turnover may be high. No derivative investments were used during fiscal year 1997.

Sincerely,

Rice, Hall, James & Associates

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waivers (also expenses assumed by the Adviser), total returns for the Rice, Hall, James Small Cap Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               RICE, HALL, JAMES


Dear Shareholders:

The performance of the UAM Rice, Hall, James Small/Mid Cap Portfolio as of October 31, 1997 is presented below. Two indices are provided for comparative purposes, the Standard & Poor's 500 and a custom index created by averaging the returns of the Russell 2000 and the Russell Mid Cap Indices. This 50/50 Blended Russell Index is the most appropriate benchmark for the RHJ Small/Mid Cap Portfolio. Returns are shown for the most recent quarter, the fiscal year and inception to date.

                                                                      INCEPTION
                                                QUARTER  FISCAL YEAR   TO DATE
                                                 ENDED      ENDED    11/01/96 TO
                                                10/31/97  10/31/97    10/31/97
                                                -------- ----------- -----------
RHJ Small/Mid Cap Portfolio....................  +4.29%    +26.76%     +26.76%
50/50 Blended Russell Index....................  +2.72%    +29.06%     +29.06%
Standard & Poor's 500..........................  -3.75%    +32.10%     +32.10%

October 31, 1997 marks the end of the first year for this portfolio. The first nine months proved a difficult start as we lagged our 50/50 benchmark by 4.1%, but we played a good game of catch-up in the fourth quarter where we picked up 1.6% on that benchmark. The portfolio ended the first fiscal year with slightly over $13 million in net asset value.

This performance pattern is consistent with historic characteristics of our performance in the Small/Mid Cap strategy. Our strategy is to invest in growth companies that are under-followed and under-researched. Consequently, in markets that turn suddenly upward or are momentum driven we tend to lag since money rushing into the market generally flows toward highly visible names. The good news is that we tend to outperform in moderate and, importantly, down periods like the most recent quarter. In the month of October the portfolio showed a decline of only 2.99% versus our benchmark's decline of 4.14% and the S&P 500's drop of 3.30%. We strive for consistently above median performance, lower volatility and no heroics.

The performance of the equity markets, has been spectacular particularly that of the large cap market. We at RHJ felt that it is necessary to keep future expectations reasonable; after all, historically the market grows at less than half the pace of the past few years.

We have suggested that it was our belief that large cap stocks were overvalued when compared to the small and mid cap end of the market. In the fiscal quarter ended 7/31/97 small and mid cap stocks, for the first time in a long time, slightly outperformed large cap stocks as measured by the S&P 500. The fourth quarter showed further evidence that investors agreed with us as the S&P 500 registered a decline of 3.75% while the Russell 2000 and the Russell Mid Cap Indices were up 4.95% and 0.49%, respectively. With the S&P 500 trading at 20 times 1998 earnings and only a 6-8% projected three year earnings growth rate, we still make the case that there exists a lot more opportunity to make money in the small and mid cap markets which are trading with P/E's just slightly higher than their projected growth rates.

In a market environment like this solid fundamental bottom up research is even more important. Our area of focus will continue to be on fundamentally strong growth companies with market capitalizations between $300 million and $2.5 billion. We feel this area of the market is less well researched than the larger capitalization issues and currently much less expensive on a P/E ratio to projected earnings growth rate and as such provides tremendous opportunity for our shareholders. We will remain fully invested in the most attractively priced small and mid capitalization growth stocks where positive change is present, regardless of the industry or sector represented.

The weightings in the consumer related sectors, while down from last quarter, still represent the largest concentrations in the portfolio. Consumer non-durables and retail accounted for 12% and 11%, respectively, of the portfolio with consumer durables at 4% at fiscal year end. Other significant weightings were in health care, 16%; basic industries, 15%; and insurance, 12%. Sector rotation is not part of our investment process so it is difficult to predict which sectors might be emphasized in the future.

The UAM RHJ Small/Mid Cap Portfolio is designed to replicate the Rice, Hall, James core equity style in which the overwhelming majority of RHJ separate accounts have been managed for many years. Capital appreciation is the portfolio objective, dividend yield is not a consideration in equity selection and no derivative investments were used during fiscal year 1997.

Sincerely,

Rice, Hall, James & Associates

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waivers (also expenses assumed by the Adviser), total returns for the Rice, Hall, James Small/Mid Cap Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
================================================================================
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
       RICE, HALL, JAMES SMALL CAP PORTFOLIO AND THE RUSSELL 2000 INDEX


         -----------------------------------
          AVERAGE ANNUAL TOTAL RETURN**
          FOR PERIOD ENDED OCTOBER 31, 1997
         -----------------------------------
            1 YEAR          SINCE 7/1/94*
         -----------------------------------
            31.44%              31.44%
         -----------------------------------


                           [LINE GRAPH APPEARS HERE]

                         RICE, HALL, JAMES                     RUSSELL 2000
  DATE                  SMALL CAP PORTFOLIO+                      INDEX+
  ----                  --------------------                      ------
7/1/94*                       $10,000                            $10,000
  10/31/94                     11,140                             10,651
  10/31/95                     15,885                             12,606
  10/31/96                     18,971                             14,700
  10/31/97                     24,935                             19,012


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

 * Commencement of Operations.

** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.

 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.


                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies.

Please note that one cannot invest in an unmanaged index.

Performance Comparison
================================================================================
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
 RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO AND THE 50/50 BLENDED RUSSELL INDEX


         -----------------------------------
          AVERAGE ANNUAL TOTAL RETURN**
          FOR PERIOD ENDED OCTOBER 31, 1997
         -----------------------------------
            1 YEAR          SINCE 11/1/96*
         -----------------------------------
            26.76%              26.76%
         -----------------------------------


                           [LINE GRAPH APPEARS HERE]


              RICE, HALL
            JAMES SMALL/MID     50/50 BLENDED      RUSSELL MID      RUSSELL
  DATE      CAP PORTFOLIO+      RUSSELL INDEX+     CAP INDEX+     2000 INDEX+
11/01/96        $10,000             $10,000          $10,000        $10,000
10/31/97         12,676              12,906           12,933         12,878



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

 * Commencement of Operations.

** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.

 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.


                     DEFINITION OF THE COMPARATIVE INDICES
                     -------------------------------------

The 50/50 Blended Russell Index is a custom index created by averaging the returns of the Russell 2000 and the Russell Mid Cap Indices.

The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies.

The Russell Mid Cap Index is an unmanaged index composed of the 800 smallest companies in the Russell 1000 Index, a U.S. equity index of the 1,000 largest companies in the Russell 3000 Index, with an average capitalization of $1.96 billion.

Please note that one cannot invest in an unmanaged index.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (98.9%)
-------------------------------------------------------------------------------
BANKS (5.7%)
 *AmeriCredit Corp.........................................  20,000 $   581,250
 *Granite Financial, Inc...................................  34,000     348,500
 *Surety Capital Corp......................................  90,000     618,750
  UnionBancorp, Inc. ......................................  40,000     700,000
 *Willis Lease Finance Corp................................  40,000     720,000
                                                                    -----------
                                                                      2,968,500
-------------------------------------------------------------------------------
BASIC INDUSTRIES (18.6%)
 *Benchmark Electronics, Inc...............................  25,000     623,437
  Brunswick Technologies, Inc..............................  25,000     462,500
  Excel Industries, Inc....................................  27,000     480,938
 *Flanders Corp. ..........................................  60,000     472,500
  Harmon Industries, Inc. .................................  40,000   1,070,000
 *Holophane Corp. .........................................  25,000     562,500
 *Mansur Industries, Inc. .................................  25,000     537,500
  NN Ball & Roller, Inc. ..................................  50,000     437,500
 *Northwest Pipe Co. ......................................  30,000     712,500
  Spartech Corp. ..........................................  50,000     793,750
 *Tetra Tech, Inc. ........................................  25,000     643,750
 *TETRA Technologies, Inc..................................  50,000   1,153,125
 *Universal Stainless & Alloy Products, Inc................  50,000     743,750
 *Whitehall Corp. .........................................  20,000     370,000
  X-Rite, Inc..............................................  30,000     562,500
                                                                    -----------
                                                                      9,626,250
-------------------------------------------------------------------------------
CONSUMER DURABLES (5.9%)
 *Carson, Inc..............................................  50,000     450,000
  Cavalier Homes, Inc......................................  86,000     843,875
 *Keystone Automotive Industries, Inc......................  35,000     761,250
  Rock of Ages Corp........................................  30,000     566,250
 *TurboChef, Inc. .........................................  37,000     416,250
                                                                    -----------
                                                                      3,037,625
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (10.3%)
 *Belmont Homes, Inc........................................  55,000 $   398,750
 *Craig Corp................................................  30,000     566,250
 *Home Products International, Inc..........................  70,000     831,250
 *O'Charleys, Inc...........................................  45,000     821,250
 *Quiksilver, Inc...........................................  20,000     590,000
 *Rio Hotel & Casino, Inc. .................................  36,000     789,750
 *Tarrant Apparel Group.....................................  15,000     178,125
 *The Harvey Entertainment Company..........................  27,400     383,600
 *Vans, Inc. ...............................................  20,000     335,000
  Zindart Ltd. ADR..........................................  37,000     462,500
                                                                     -----------
                                                                       5,356,475
--------------------------------------------------------------------------------
ENERGY RELATED (11.3%)
  Domain Energy Corp........................................  75,000   1,293,750
 *Fortune Natural Resources Corp............................  75,000     215,625
 *HS Resources, Inc.........................................  76,000   1,339,500
 *Magnum Hunter Resources Inc............................... 120,000     847,500
  Midcoast Energy Resources, Inc............................  35,000     842,188
 *Swift Energy Co...........................................  45,000   1,167,187
  Transcoastal Marine Services, Inc.........................   5,000     121,250
                                                                     -----------
                                                                       5,827,000
--------------------------------------------------------------------------------
HEALTH CARE (10.6%)
 *Andrx Corp................................................  20,000     747,500
 *Curative Health Services, Inc. ...........................  15,000     448,125
  First Commonwealth, Inc. .................................  50,000     712,500
 *IGEN International, Inc. .................................  50,000     568,750
  Meridian Diagnostics, Inc. ...............................  55,000     598,125
 *Prime Medical Services, Inc. .............................  90,000   1,170,000
 *ResMed, Inc. .............................................  30,000     817,500
 *Texas Biotechnology Corp..................................  80,000     430,000
                                                                     -----------
                                                                       5,492,500
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (4.3%)
  Argonaut Group, Inc.......................................  15,000 $   474,375
  Chartwell Re Corp. .......................................  13,000     420,875
  E. W. Blanch Holdings, Inc. ..............................  15,000     502,500
 *Superior National Insurance Group, Inc....................  60,000     855,000
                                                                     -----------
                                                                       2,252,750
--------------------------------------------------------------------------------
NATURAL RESOURCES (2.3%)
 *Layne Christensen Co. ....................................  60,000   1,185,000
--------------------------------------------------------------------------------
RETAIL (5.9%)
 *Kenneth Cole Productions, Inc., Class A...................  15,000     206,250
 *Marks Bros. Jewelers, Inc. ...............................  40,000     610,000
 *Piercing Pagoda, Inc. ....................................  20,000     500,000
 *Stage Stores, Inc. .......................................  15,000     540,000
  Tropical Sportsware International Corp. ..................  25,000     300,000
 *The Bombay Company, Inc. ................................. 145,000     879,062
                                                                     -----------
                                                                       3,035,312
--------------------------------------------------------------------------------
SERVICES (5.9%)
 *Butler International, Inc. ...............................  45,000     810,000
 *Daisytek International Corp. .............................   5,000     190,625
 *F.Y.I., Inc. .............................................  25,000     621,875
 *The Vincam Group, Inc. ...................................  20,000     625,000
 *United Stationers, Inc. ..................................  20,000     795,000
                                                                     -----------
                                                                       3,042,500
--------------------------------------------------------------------------------
TECHNOLOGY (13.7%)
 *Barringer Technologies, Inc. .............................  25,000     242,188
 *DataWorks, Corp. .........................................  50,000     990,625
  FARO Technologies, Inc. ..................................  40,000     540,000
  H.T.E., Inc. .............................................  65,000   1,080,625
 *INTERSOLV, Inc. .......................................... 100,000   1,250,000
 *Phoenix International Ltd., Inc. .........................  70,000   1,207,500
 *Pomeroy Computer Resources, Inc. .........................  30,000     765,000
  Power-One, Inc. ..........................................  55,000   1,017,500
                                                                     -----------
                                                                       7,093,438
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (3.3%)
 *APAC Teleservices, Inc...................................  28,000 $   381,500
  IWL Communications, Inc..................................  40,000     450,000
  Tadiran Telecommunications Ltd...........................  20,000     452,500
  Wireless Telecom Group, Inc. ............................  55,000     429,688
                                                                    -----------
                                                                      1,713,688
-------------------------------------------------------------------------------
TRANSPORTATION (1.1%)
  International Total Services, Inc........................  40,000     585,000
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $42,264,443).....................          51,216,038
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.9%) (COST $42,264,443) (A)...........          51,216,038
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)........................             556,113
-------------------------------------------------------------------------------
NET ASSETS (100%)..........................................         $51,772,151
================================================================================

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security.
ADR American Depositary Receipt.
(a) The cost for Federal income tax purposes was $42,275,441. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $8,940,597. This consisted of aggregate gross unrealized appreciation for all securities of $10,240,353 and aggregate gross unrealized depreciation for all securities of $1,299,756.

   The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (97.8%)
-------------------------------------------------------------------------------
BANKS (3.6%)
  National Commerce Bancorp................................. 16,000 $   466,000
-------------------------------------------------------------------------------
BASIC INDUSTRIES (14.9%)
  Dexter Corp............................................... 12,000     471,000
  General Signal Corp....................................... 11,000     441,375
  *Hexcel Corporation....................................... 16,600     445,088
  Mark IV Industries, Inc................................... 16,305     395,396
  *Royal Group Technologies, Ltd............................  7,000     177,625
                                                                    -----------
                                                                      1,930,484
-------------------------------------------------------------------------------
CAPITAL CONSTRUCTION (2.3%)
 *Jacobs Engineering Group, Inc............................. 10,800     291,600
-------------------------------------------------------------------------------
CONSUMER DURABLES (4.2%)
  International Game Technology............................. 21,300     544,481
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (11.5%)
  Applebee's International, Inc............................. 11,600     255,200
 *Harrah's Entertainment, Inc............................... 19,600     385,875
  Sysco Corp................................................ 10,500     420,000
  Warnaco Group, Inc........................................ 15,300     432,225
                                                                    -----------
                                                                      1,493,300
-------------------------------------------------------------------------------
ENERGY RELATED (3.9%)
 *Weatherford Enterra, Inc.................................. 10,000     510,625
-------------------------------------------------------------------------------
HEALTH CARE (15.6%)
 *Acuson Corp............................................... 16,000     300,000
 *Alza Corp................................................. 16,800     437,850
  DENTSPLY International, Inc............................... 16,600     471,025
 *HEALTHSOUTH Corp.......................................... 13,000     332,312
 *Sofamor Danek Group, Inc..................................  7,000     482,125
                                                                    -----------
                                                                      2,023,312
-------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (12.1%)
  HCC Insurance Holdings, Inc................................ 14,000 $   327,250
  Mercury General Corp.......................................  8,000     339,500
  Mutual Risk Management Ltd................................. 16,400     425,375
  Orion Capital Corp......................................... 10,700     481,500
                                                                     -----------
                                                                       1,573,625
--------------------------------------------------------------------------------
RETAIL (11.4%)
 *Cole National Corp., Class A...............................  6,400     271,200
 *Linens 'N Things, Inc......................................  9,800     352,188
 *Michaels Stores, Inc....................................... 12,500     371,875
 *Zale Corp.................................................. 19,000     479,750
                                                                     -----------
                                                                       1,475,013
--------------------------------------------------------------------------------
SERVICES (7.1%)
 *Concord EFS, Inc........................................... 18,500     548,063
  Lesco, Inc................................................. 13,000     269,750
 *SITEL Corp................................................. 12,000     106,500
                                                                     -----------
                                                                         924,313
--------------------------------------------------------------------------------
TECHNOLOGY (3.4%)
 *Gemstar International Group Ltd............................  9,800     213,150
 *Network Appliance, Inc.....................................  4,500     223,875
                                                                     -----------
                                                                         437,025
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.2%)
 *PanAmSat Corp..............................................  6,800     283,050
--------------------------------------------------------------------------------
TRANSPORTATION (5.6%)
  ASA Holdings, Inc.......................................... 16,600     456,500
  Interpool, Inc............................................. 16,850     269,600
                                                                     -----------
                                                                         726,100
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $11,806,865).......................         12,678,928
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT    VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.3%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/3/97, to be repurchased at $686,320, collateralized
  by $657,718 of various U.S. Treasury Notes, 5.50%-8.75%
  due 5/15/00-6/30/02, valued at $686,387
  (COST $686,000)........................................ $686,000 $   686,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.1%) (COST $12,492,865) (a)........           13,364,928
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-3.1%)...............             (407,467)
-------------------------------------------------------------------------------
NET ASSETS (100%)........................................          $12,957,461
===============================================================================

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security
(a) The cost for Federal income tax purposes was $12,493,353. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $871,575. This consisted of aggregate gross unrealized appreciation for all securities of $1,159,679 and aggregate gross unrealized depreciation for all securities of $288,104.


   The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

                                                      SMALL CAP   SMALL/MID CAP
                                                      PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................... $42,264,443   $12,492,865
                                                     ===========   ===========
 Investments, at Value ............................. $51,216,038   $13,364,928
 Cash...............................................         --            695
 Receivable for Investments Sold....................   3,316,549           --
 Receivable for Portfolio Shares Sold...............     448,895        71,080
 Dividends Receivable...............................      10,480           639
 Interest Receivable................................         --            106
 Other Assets.......................................       1,114           146
-------------------------------------------------------------------------------
  Total Assets......................................  54,993,076    13,437,594
-------------------------------------------------------------------------------
LIABILITIES
 Due to Custodian Bank--Note D......................   2,233,291           --
 Payable for Investments Purchased..................     555,625       432,077
 Payable for Portfolio Shares Redeemed..............     356,427         5,060
 Payable for Investment Advisory Fees--Note B.......      35,237        16,473
 Payable for Administrative Fees--Note C............       8,239         4,074
 Payable for Custodian Fees--Note D.................       4,023         1,104
 Payable for Account Services Fees--Note F .........         453           --
 Payable for Directors' Fees--Note G................         702           613
 Other Liabilities..................................      26,928        20,732
-------------------------------------------------------------------------------
  Total Liabilities.................................   3,220,925       480,133
-------------------------------------------------------------------------------
NET ASSETS.......................................... $51,772,151   $12,957,461
===============================================================================
NET ASSETS CONSIST OF:
 Paid in Capital.................................... $36,871,841   $11,923,355
 Undistributed Net Investment Income (Loss).........    (224,474)        3,479
 Accumulated Net Realized Gain......................   6,173,189       158,564
 Unrealized Appreciation............................   8,951,595       872,063
-------------------------------------------------------------------------------
NET ASSETS.......................................... $51,772,151   $12,957,461
===============================================================================
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value)
  (Authorized 25,000,000)...........................   2,759,014     1,025,304
 Net Asset Value, Offering and Redemption Price Per
  Share............................................. $     18.76   $     12.64
===============================================================================

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES PORTFOLIOS
STATEMENT OF OPERATIONS
Year Ended October 31, 1997

                                              SMALL CAP             SMALL/MID CAP
                                              PORTFOLIO               PORTFOLIO
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest..........................          $   184,305             $   44,909
 Dividends.........................              105,300                 33,769
---------------------------------------------------------------------------------
  Total Income.....................              289,605                 78,678
---------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
  Basic Fees....................... $320,608              $ 42,239
  Less: Fees Waived................      --      320,608   (42,239)         --
                                    --------              --------
 Administrative Fees--Note C.......               93,851                 36,970
 Custodian Fees--Note D............                7,219                  3,992
 Account Services Fees--Note F.....                4,801                    --
 Directors' Fees--Note G...........                2,498                  2,162
 Audit Fees........................               14,971                 13,234
 Legal Fees........................                1,956                  1,099
 Printing Fees.....................               24,736                 22,116
 Registration and Filing Fees......               30,150                  9,236
 Other.............................               17,067                  3,116
 Expenses Assumed by the Adviser--
  Note B...........................                  --                 (25,794)
---------------------------------------------------------------------------------
   Total Expenses..................              517,857                 66,131
 Expense Offset--Note A............               (3,778)                   --
---------------------------------------------------------------------------------
   Net Expenses....................              514,079                 66,131
---------------------------------------------------------------------------------
NET INVESTMENT INCOME(LOSS)........             (224,474)                12,547
---------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS...            6,189,598                158,564
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON IN-
 VESTMENTS.........................            5,992,504                872,063
---------------------------------------------------------------------------------
TOTAL NET GAIN ON INVESTMENTS......           12,182,102              1,030,627
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.........          $11,957,628             $1,043,174
=================================================================================

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                        OCTOBER 31,   OCTOBER 31,
                                                            1997         1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Loss..................................  $   (224,474) $  (205,126)
 Net Realized Gain....................................     6,189,598    3,396,281
 Net Change in Unrealized Appreciation/Depreciation...     5,992,504      733,634
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions..............................................    11,957,628    3,924,789
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Realized Gain....................................    (3,197,327)  (3,317,853)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued...............................................    34,602,981   13,453,557
   --In Lieu of Cash Distributions....................     3,051,692    3,273,715
 Redeemed.............................................   (28,131,214)  (2,755,914)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions........     9,523,459   13,971,358
----------------------------------------------------------------------------------
 Total Increase.......................................    18,283,760   14,578,294
Net Assets:
 Beginning of Period..................................    33,488,391   18,910,097
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income (loss) of $(224,474) and $0, respectively)...  $ 51,772,151  $33,488,391
==================================================================================
(1) Shares Issued and Redeemed:
    Shares Issued.....................................     1,973,490      865,521
    In Lieu of Cash Distributions.....................       210,469      242,677
    Redeemed..........................................    (1,553,527)    (171,457)
----------------------------------------------------------------------------------
                                                             630,432      936,741
==================================================================================

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED
                                                                  OCTOBER 31, 1997
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...........................................   $    12,547
 Net Realized Gain...............................................       158,564
 Net Change in Unrealized Appreciation/Depreciation..............       872,063
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations...........     1,043,174
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...........................................        (9,068)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued..........................................................    13,404,528
    --In Lieu of Cash Distributions..............................         8,451
 Redeemed........................................................    (1,489,624)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions...................    11,923,355
----------------------------------------------------------------------------------
 Total Increase..................................................    12,957,461
Net Assets:
 Beginning of Period.............................................           --
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment income of
  $3,479)                                                           $12,957,461
==================================================================================
(1) Shares Issued and Redeemed:
    Issued.......................................................     1,157,280
    In Lieu of Cash Distributions................................           781
    Redeemed.....................................................      (132,757)
----------------------------------------------------------------------------------
                                                                      1,025,304
==================================================================================


    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      JULY 1,
                                     YEARS ENDED OCTOBER 31,        1994*** TO
                                     ---------------------------    OCTOBER 31,
                                      1997      1996      1995         1994
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERI-
 OD................................  $ 15.73   $ 15.87   $ 11.14      $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss)......    (0.08)    (0.10)    (0.07)       0.01
 Net Realized and Unrealized Gain..     4.59      2.73      4.81        1.13
--------------------------------------------------------------------------------
  Total From Investment Operations.     4.51      2.63      4.74        1.14
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.............      --        --      (0.01)        --
 In Excess of Net Investment In-
  come.............................      --        --      (0.00)#       --
 Net Realized Gain.................    (1.48)    (2.77)      --          --
--------------------------------------------------------------------------------
  Total Distributions..............    (1.48)    (2.77)    (0.01)        --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....  $ 18.76   $ 15.73   $ 15.87      $11.14
================================================================================
TOTAL RETURN.......................    31.44 %   19.43 %   42.59 %+    11.40%**+
================================================================================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thou-
 sands)............................  $51,772   $33,488   $18,910      $8,287
Ratio of Expenses to Average Net
 Assets............................     1.21 %    1.37 %    1.40 %      1.40%*
Ratio of Net Investment Income
 (Loss) to Average Net Assets......    (0.53)%   (0.78)%   (0.63)%      0.30%*
Portfolio Turnover Rate............      158 %     181 %     180 %         5%
Average Commission Rate ##.........  $0.0498   $0.0509       N/A         N/A
--------------------------------------------------------------------------------
Voluntarily Waived Fees and
 Expenses Assumed by the Adviser
 Per Share.........................      N/A       N/A   $  0.01      $ 0.05
Ratio of Expenses to Average Net
 Assets Including Expense Offsets..     1.21 %    1.37 %    1.40 %       N/A
--------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
*** Commencement of Operations
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 #  Value is less than $0.01 per share.
## For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.


    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                              NOVEMBER 1, 1996*
                                                             TO OCTOBER 31, 1997
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................        $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.....................................           0.03
 Net Realized and Unrealized Gain..........................           2.64
--------------------------------------------------------------------------------
  Total From Investment Operations.........................           2.67
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.....................................          (0.03)
--------------------------------------------------------------------------------
  Total Distributions......................................          (0.03)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............................        $ 12.64
================================================================================
TOTAL RETURN...............................................          26.76%+
================================================================================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)......................        $12,957
Ratio of Expenses to Average Net Assets....................           1.25%
Ratio of Net Investment Income to Average Net Assets.......           0.24%
Portfolio Turnover Rate....................................             56%
Average Commission Rate....................................        $0.0732
--------------------------------------------------------------------------------
Voluntarily Waived Fees and Expenses Assumed by the Adviser
 Per Share.................................................        $  0.18
Ratio of Expenses to Average Net Assets Including Expense
 Offsets...................................................           1.25%
--------------------------------------------------------------------------------

* Commencement of Operations
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.


    The accompanying notes are an integral part of the financial statements.

                         RICE, HALL, JAMES PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Rice, Hall, James Small Cap Portfolio and Rice, Hall, James Small/Mid Cap Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objectives of the Portfolios are as follows:

  RICE, HALL, JAMES SMALL CAP PORTFOLIO seeks to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies.

  RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO seeks to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small/mid market capitalization companies.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

                         RICE, HALL, JAMES PORTFOLIOS

  4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of net operating losses.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Rice, Hall, James & Associates (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio at a monthly fee calculated at an annual rate of 0.75% and 0.80% of average daily net assets for the month, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% and 1.25% of average daily net assets, respectively.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets of each Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For

                         RICE, HALL, JAMES PORTFOLIOS
the year ended October 31, 1997, UAM Fund Service, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC for its services as sub-Administrator:

                                                                      PORTION
                                                       ADMINISTRATION PAID TO
   RICE, HALL, JAMES PORTFOLIOS                             FEES       CGFSC
   ----------------------------                        -------------- -------
   Small Cap..........................................    $93,851     $76,774
   Small/Mid Cap......................................     36,970      34,858

D. CUSTODIAN: The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. As part of the custodian agreement, the custodian bank has a lien on the securities of the Portfolios to cover any advances made by the custodian to the Portfolios. At October 31, 1997, the payable to the custodian bank represents the amount due for cash advanced for shareholder redemptions for the Small Cap Portfolio.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the year ended October 31, 1997, the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio made purchases of $69,102,164 and $14,276,269 and sales of $61,479,181 and
$2,633,143 of investment securities other than long-term U.S. Government and short-term securities, respectively There were no purchases or sales of long-term U.S. Government securities.

I. LINE OF CREDIT: The Portfolios, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolios had no borrowings under the agreement.

                         RICE, HALL, JAMES PORTFOLIOS

J. OTHER: At October 31, 1997, the percentage of total shares outstanding were held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follow:

                                                           NO. OF        %
   RICE, HALL, JAMES PORTFOLIOS                         SHAREHOLDERS OWNERSHIP
   ----------------------------                         ------------ ---------
   Small Cap...........................................       1        25.2%
   Small/Mid Cap.......................................       1        26.9%

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Rice, Hall, James Small Cap Portfolio
Rice, Hall, James Small/Mid Cap Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

At October 31, 1997 Rice, Hall, James Small Cap Portfolio hereby designates $974,976 as long-term capital gains dividends for the purpose of the dividend paid deduction on their Federal income tax return.

For the period ended October 31, 1997 the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 2.6% and 13.4%, respectively, for Rice, Hall, James Small Cap Portfolio and Rice, Hall, James Small/Mid Cap Portfolio.

-------------------------------------------------------------------------------

                UAM FUNDS SAMI PREFERRED STOCK INCOME PORTFOLIO

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                              Peter M. Whitman, Jr.
Director, President                           Director
and Chairman

                                              William H. Park
John T. Bennett, Jr.                          Vice President
Director

Nancy J. Dunn                                 Michael E. DeFao
Director                                      Secretary

Philip D. English                             Karl O. Hartmann
Director                                      Assistant Secretary

William A. Humenuk                            Gary L. French
Director                                      Treasurer

                                              Robert R. Flaherty
Charles H. Salisbury, Jr.                     Assistant Treasurer
Director and Executive
Vice President

                                              Gordon M. Shone
                                              Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Spectrum Asset Management, Inc.
 Four High Ridge Park
 Stamford, CT 06905

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street Boston, MA 02110

-------------------------------------------------------------------------------


This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------


                       [LOGO OF UAM FUNDS APPEARS HERE]

                             SAMI PREFERRED STOCK
                               INCOME PORTFOLIO

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1997

DEAR SHAREHOLDERS:

The net assets of the SAMI Preferred Stock Income Portfolio (the "Portfolio") moved slightly higher during the fourth fiscal quarter ended October 31, 1997 from $32.3 million to $32.5 million. For the fiscal year, assets grew 18.2% from $27.5 million on November 1, 1996. Although we fell short of our sales goals for the year, it was a successful year none the less. The good performance in fiscal 1997 should enable us to raise more assets in 1998. In fact, we expect to be receiving $10 million from one account in the first quarter.

Economic conditions for the fourth quarter and the fiscal year were strong. Most U.S. markets continued their bullish trend, including preferred stocks. As interest rates have declined in fiscal 1997, preferred stocks have tightened relative to Treasuries. This spread tightening has been the result of a very strong technical market in traditional "DRD" preferred stocks. During the year, over $5 billion of preferred stock has been redeemed, while new issuance has been about $2 billion.

The objective of the Portfolio is to provide tax advantaged income with minimal capital fluctuation. In order to accomplish this we maintain a cross hedge of Treasury futures and options on Treasury futures on the underlying investment vehicle, preferred stocks. These futures and options are used solely as a hedge against interest rate fluctuations. Essentially, we invest in a long term asset and hedge the duration down to approximately three months. The effect of this strategy is to provide our clients with consistent returns each quarter. Some quarters, such as the third quarter when interest rates declined, the hedge will offset gains on the preferred stocks. This is the price investors must accept in order to sleep nights knowing their capital is relatively safe.

Performance for the fourth quarter was 1.60% compared to 1.32% for the 3-month U.S. Treasury Bill Index. On a taxable equivalent basis, corporate tax paying investors qualifying for the dividends received deduction would have needed 2.38% for the quarter in order to achieve the same after tax return earned on the Portfolio. The fiscal year return was 7.73% as compared to 5.38% for the 3-month U.S. Treasury Bill Index, 6.44% for the Salomon 1-3 Year Treasury Index and 8.33% for the 1 Year U.S. Treasury Bill for the same time period. On a taxable equivalent basis, the fiscal year return was 10.20%.

Looking ahead, the technicals should continue to be strong. In spite of the volatile markets recently, preferred stocks have been strong and spreads have maintained for the most part. The one sector that may see some new issuance is the banking industry. We would welcome the supply as long as it doesn't come too fast and too plentiful. Although we don't expect any tax law changes in 1998, one can never be too comfortable with politics in Washington. We will stay on top of the DRD throughout the year and beyond.

Sincerely,

/s/ Scott T. Fleming                      /s/ Mark A. Lieb

Scott T. Fleming                          Mark A. Lieb
Chairman                                  President
Spectrum Asset Management, Inc.           Spectrum Asset Management, Inc.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waiver, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison

 COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE SAMI PREFERRED STOCK INCOME PORTFOLIO, THE SALOMON BROTHERS 1-3 YEAR TREASURY INDEX AND THE
                          1 YEAR U.S. TREASURY BILL.



                           [LINE GRAPH APPEARS HERE]



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations

** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, the total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions.

                      Definition of the Comparative Index

The Salomon Brothers 1-3 Year Treasury Index includes only U.S. Treasury Notes and Bonds with maturities one year or greater and less than three years.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

SAMI PREFERRED STOCK INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                               SHARES    VALUE+
----------------------------------------------------------------------------------
PREFERRED STOCKS (98.8%)
----------------------------------------------------------------------------------
FINANCIAL SERVICES (15.0%)
 Federal Home Loan Mortgage Corp., 6.14%......................  20,000 $ 1,052,500
 Fleet Financial Group, Inc., Series VI, 6.75%................  20,000   1,097,500
 Morgan Stanley Group, Inc., 7.75%............................  12,000     660,756
 Republic New York Corp., 5.715%..............................  20,000   1,025,000
 Travelers Group, Inc., 6.365%................................  20,000   1,051,260
                                                                       -----------
                                                                         4,887,016
----------------------------------------------------------------------------------
INDUSTRIAL (3.4%)
 El Paso Tennessee Pipeline Co., Series A, 8.25%................20,000   1,102,500
----------------------------------------------------------------------------------
TELECOMMUNICATIONS (3.4%)
 GTE Florida, Inc., Series A, $1.25...........................  50,316   1,097,191
----------------------------------------------------------------------------------
UTILITIES--ELECTRICAL & GAS (77.0%)
 Alabama Power Co., 4.52%.....................................   5,388     426,218
 Atlantic City Electric Co., 4.75%............................   8,800     667,216
 Baltimore Gas & Electric Co., Series 1993, 6.97%.............   5,000     558,750
 Central Illinois Light Co., 5.85%............................  10,000   1,020,000
 Duke Power Co., Series X, 6.75%..............................  10,000   1,025,000
 Empire District Electric Co., 8.125%......................... 118,265   1,248,878
 Florida Power & Light Co., Series U, 6.75%...................  11,000   1,225,125
 Georgia Power Co., $4.92.....................................   6,580     559,596
 Gulf Power Co., 5.16%........................................   1,638     144,218
 Hawaiian Electric Co., Series R, 8.75%.......................   5,437     560,011
 Indiana Michigan Power Co., 6.875%...........................   5,000     536,250
 Indianapolis Power & Light Co., 8.20%........................   7,310     738,310
 Jersey Central Power & Light Co., 8.65%......................   2,500     255,000
 Kentucky Utility Co., 6.53%..................................  12,330   1,362,465
 Montana Power Co., $6.875....................................  10,000   1,092,500
 NICOR, Inc., 4.48%...........................................  28,000   1,120,000
 Pacific Enterprises, Inc., $4.36.............................  21,930   1,679,509
 Pacific Gas & Electric Co., Series U, 7.04%..................  20,360     565,112
 Potomac Electric Power Co., Series 1958, $2.46...............  22,019     941,863
 Public Service Electric & Gas Co., 4.08%.....................  20,155   1,419,315
 Public Service Electric & Gas Co., Series E, 5.28%...........   4,160     370,947
 San Diego Gas & Electric Co., $1.70..........................  47,000   1,284,275
 South Carolina Electric & Gas Co., 6.52%.....................  12,500   1,372,500
 Southern California Edison Co., 4.24%........................  76,300   1,420,477
 Southern California Edison Co., 6.05%........................   5,000     520,000


    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
 PREFERRED STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 UTILITIES--ELECTRICAL & GAS (CONTINUED)
  Union Electric Co., $4.56..............................  15,800   $ 1,279,563
  Virginia Electric & Power Co., $7.05...................   7,500       838,500
  WPS Resources Corp., 6.88%.............................   7,500       839,437
                                                                    -----------
                                                                     25,071,035
-------------------------------------------------------------------------------
 TOTAL PREFERRED STOCKS (COST $29,277,704)...............            32,157,742
-------------------------------------------------------------------------------
                                                           NO. OF
                                                          CONTRACTS
-------------------------------------------------------------------------------
 PURCHASED PUT OPTIONS (0.0%)
-------------------------------------------------------------------------------
 *U.S. Treasury Bond expiring 12/97, strike price $112...      39           610
 *U.S. Treasury Bond expiring 3/98, strike price $114....      12        12,750
-------------------------------------------------------------------------------
 TOTAL PURCHASED PUT OPTIONS (COST $57,097)..............                13,360
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS (98.8%) (COST $29,334,801) (A)........            32,171,102
-------------------------------------------------------------------------------
 OTHER ASSETS AND LIABILITIES (1.2%).....................               380,585
-------------------------------------------------------------------------------
 NET ASSETS (100%).......................................           $32,551,687
===============================================================================

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security
(a) The cost for federal income tax purposes was $29,334,801. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $2,836,301. This consisted of aggregate gross unrealized appreciation for all securities of $2,913,340 and aggregate gross unrealized depreciation for all securities of $77,039.



    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................. $29,334,801
                                                                   ===========
 Investments, at Value............................................ $32,171,102
 Margin Deposit on Futures Contracts..............................     400,000
 Receivable for Investments Sold..................................     308,092
 Dividends Receivable.............................................     129,485
 Other Assets.....................................................         762
-------------------------------------------------------------------------------
  Total Assets....................................................  33,009,441
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased................................     190,684
 Due to Custodian Bank--Note D....................................     148,637
 Payable for Daily Variation Margin on Futures....................      55,000
 Payable for Investment Advisory Fees--Note B.....................      29,325
 Payable for Administrative Fees--Note C..........................       7,690
 Payable for Custodian Fees--Note D...............................       2,564
 Payable for Directors' Fees--Note F..............................         677
 Other Liabilities................................................      23,177
-------------------------------------------------------------------------------
  Total Liabilities...............................................     457,754
-------------------------------------------------------------------------------
NET ASSETS........................................................ $32,551,687
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $38,630,449
 Undistributed Net Investment Income..............................     107,949
 Accumulated Net Realized Loss....................................  (7,949,606)
 Unrealized Appreciation..........................................   1,762,895
-------------------------------------------------------------------------------
NET ASSETS........................................................ $32,551,687
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000).....................................................   3,438,579
 Net Asset Value, Offering and Redemption Price Per Share......... $      9.47
===============================================================================


    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1997

-------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends........................................................               $2,106,350
 Interest.........................................................                   60,190
-------------------------------------------------------------------------------------------
  Total Income....................................................                2,166,540
-------------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees......................................................   $222,545
  Less: Fees Waived...............................................    (56,371)      166,174
                                                                     ---------
 Administrative Fees--Note C......................................                   93,115
 Custodian Fees--Note D...........................................                    4,011
 Directors' Fees--Note F..........................................                    2,396
 Other Expenses...................................................                   49,849
-------------------------------------------------------------------------------------------
  Total Expenses..................................................                  315,545
 Expense Offset--Note A...........................................                     (832)
-------------------------------------------------------------------------------------------
  Net Expenses....................................................                  314,713
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.............................................                1,851,827
-------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments......................................................                  341,398
 Futures..........................................................                 (821,438)
-------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS)....................................                 (480,040)
-------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments......................................................                1,422,281
 Futures..........................................................                 (435,470)
-------------------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION..........                  986,811
-------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS..............                  506,771
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............               $2,358,598
===========================================================================================


    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                        OCTOBER 31,  OCTOBER 31,
                                                           1997          1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................  $ 1,851,827  $  2,105,461
 Net Realized Gain (Loss).............................     (480,040)      579,737
 Net Change in Unrealized Appreciation/Depreciation...      986,811       (79,896)
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions..............................................    2,358,598     2,605,302
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................   (1,899,856)   (2,176,090)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued...............................................    6,379,043     4,747,638
   --In Lieu of Cash Distributions....................    1,322,317     1,740,608
 Redeemed.............................................   (3,136,377)  (13,178,408)
----------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions..............................................    4,564,983    (6,690,162)
----------------------------------------------------------------------------------
 Total Increase (Decrease)............................    5,023,725    (6,260,950)
Net Assets:
 Beginning of Period..................................   27,527,962    33,788,912
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $107,949 and $155,978, respectively)......  $32,551,687  $ 27,527,962
==================================================================================
(1) Shares Issued and Redeemed:
 Shares Issued........................................      683,108       515,084
 In Lieu of Cash Distributions........................      140,998       191,511
 Shares Redeemed......................................     (332,524)   (1,428,353)
----------------------------------------------------------------------------------
                                                            491,582      (721,758)
==================================================================================


    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        YEARS ENDED OCTOBER 31,
                                ----------------------------------------------
                                 1997      1996      1995     1994      1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................  $  9.34   $  9.21   $  9.29  $  9.98   $ 10.09
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net Investment Income........     0.55      0.58      0.67     0.60      0.60
 Net Realized and Unrealized
  Gain (Loss).................     0.15      0.14     (0.08)   (0.71)    (0.07)
--------------------------------------------------------------------------------
  Total from Investment Opera-
   tions......................     0.70      0.72      0.59    (0.11)     0.53
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income........    (0.57)    (0.59)    (0.67)   (0.58)    (0.61)
 In Excess of Net Realized
  Gain........................      --        --        --       --      (0.03)
--------------------------------------------------------------------------------
  Total Distributions.........    (0.57)    (0.59)    (0.67)   (0.58)    (0.64)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERI-
 OD...........................  $  9.47   $  9.34   $  9.21  $  9.29   $  9.98
================================================================================
TOTAL RETURN..................     7.73%+    8.17%+    6.67%   (1.15)%    5.47%+
================================================================================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)..................  $32,552   $27,528   $33,789  $91,221   $49,671
Ratio of Expenses to Average
 Net Assets...................     0.99%     0.99%     0.98%    0.89%     0.82%
Ratio of Net Investment Income
 to Average Net Assets........     5.83%     6.26%     7.03%    6.45%     6.10%
Portfolio Turnover Rate.......       59%       77%       44%      65%      144%
Average Commission Rate #.....  $0.0339   $0.0302       N/A      N/A       N/A
--------------------------------------------------------------------------------
Voluntarily Waived Fees and
 Expenses Assumed by the
 Adviser Per Share............  $  0.02   $  0.02       N/A      N/A   $  0.01
Ratio of Expenses to Average
 Net Assets Including Expense
 Offsets......................     0.99%     0.99%     0.98%     N/A       N/A
--------------------------------------------------------------------------------

+ Total return would have been lower had certain expenses not been waived and expenses assumed by the Adviser during the periods indicated.
# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.



    The accompanying notes are an integral part of the financial statements.

                     SAMI PREFERRED STOCK INCOME PORTFOLIO

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The SAMI Preferred Stock Income Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide a high level of dividend income consistent with capital preservation.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Preferred securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Under procedures approved by the Board of Directors, fixed income securities and most fixed-dividend preferred securities are valued according to the broadest and most representative market which will ordinarily be the over-the-counter market or if there is no actively quoted market price, the securities may be valued based on a matrix system which considers such factors as security prices, yields and maturities. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  At October 31, 1997, the Portfolio had available a capital loss carryover for Federal income tax purposes of $9,066,746 of which $8,119,031 and $947,715 will expire on October 31, 2003 and 2005, respectively.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

                     SAMI PREFERRED STOCK INCOME PORTFOLIO

  4. FUTURES AND OPTIONS CONTRACTS: The Portfolio may use futures and options contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio may also write covered options on securities it owns or in which it may invest to increase its current returns.

  The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

  Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

  The Portfolio had the following futures contracts open at October 31, 1997:

                                                                       NET
                             NUMBER OF  AGGREGATE                   UNREALIZED
   CONTRACTS                 CONTRACTS FACE VALUE  EXPIRATION DATE DEPRECIATION
   ---------                 --------- ----------- --------------- ------------
   Sales:
   U.S. Treasury Long Bond..    174    $20,613,563  December 1997  $  (992,156)
   U.S. Treasury 10 Year
    Note....................     25      2,793,750  December 1997      (81,250)
                                                                   -----------
                                                                   $(1,073,406)
                                                                   ===========

  5. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income monthly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  6. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

                     SAMI PREFERRED STOCK INCOME PORTFOLIO

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Spectrum Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a monthly fee calculated at an annual rate of 0.70% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.99% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned $93,115 from the Portfolio as Administrator of which $74,045 was paid to CGFSC for its services as sub-Administrator.

D. CUSTODIAN: The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement. As part of the custodian agreement, the custodian bank has a lien on the securities of the Portfolio to cover any advances made by the custodian to the Portfolio. At October 31, 1997, the payable to the custodian bank represents the amount due for cash advanced for the settlement of investment transactions.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

G. PURCHASES AND SALES: For the year ended October 31, 1997, the Portfolio made purchases of $21,013,987 and sales of $17,698,447 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government Securities.

                     SAMI PREFERRED STOCK INCOME PORTFOLIO

H. CONCENTRATION OF CREDIT: The Portfolio invests primarily in preferred and fixed income securities in the utilities industry. The Portfolio is more susceptible to economic factors adversely affecting the utilities industry than portfolios that are not concentrated in this industry to the same extent.

I. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolio had no borrowings under the agreement.

J. OTHER: At October 31, 1997, 76.3% of total shares outstanding were held by five record shareholders owning 10% or greater of the aggregate total shares outstanding.

The Portfolio placed a portion of its portfolio transactions with the Adviser, which is a registered broker/dealer. The commissions paid to the Adviser for the year ended October 31, 1997, amounted to $26,949.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
SAMI Preferred Stock Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SAMI Preferred Stock Income Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc., at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997


-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders was 100.0%.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                               SIRACH PORTFOLIOS

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS
Norton H. Reamer                       Peter M. Whitman, Jr.
Director, President                    Director
and Chairman
                                       William H. Park
John T. Bennett, Jr.                   Vice President
Director
                                       Michael E. DeFao
Nancy J. Dunn                          Secretary
Director
                                       Karl O. Hartmann
Philip D. English                      Assistant Secretary
Director
                                       Gary L. French
William A. Humenuk                     Treasurer
Director
                                       Robert R. Flaherty
Charles H. Salisbury, Jr.              Assistant Treasurer
Director and Executive
Vice President                         Gordon M. Shone
                                       Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Sirach Capital Management, Inc.
 3323 One Union Square
 Seattle, Washington 98101

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------


                       [LOGO OF UAM FUNDS APPEARS HERE]


                                    SIRACH
                                  PORTFOLIOS

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1997

UAM FUNDS                                                      SIRACH PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Portfolio of Investments
  Sirach Special Equity Portfolio...........................................  11
  Sirach Growth Portfolio...................................................  16
  Sirach Strategic Balanced Portfolio.......................................  20
  Sirach Fixed Income Portfolio.............................................  27
  Sirach Equity Portfolio...................................................  30
Statement of Assets and Liabilities.........................................  35
Statement of Operations.....................................................  37
Statement of Changes in Net Assets
  Sirach Special Equity Portfolio...........................................  39
  Sirach Growth Portfolio...................................................  40
  Sirach Strategic Balanced Portfolio.......................................  41
  Sirach Fixed Income Portfolio.............................................  42
  Sirach Equity Portfolio...................................................  43
Financial Highlights
  Sirach Special Equity Portfolio...........................................  44
  Sirach Growth Portfolio...................................................  45
  Sirach Strategic Balanced Portfolio.......................................  46
  Sirach Fixed Income Portfolio.............................................  47
  Sirach Equity Portfolio...................................................  48
Notes to Financial Statements...............................................  49
Report of Independent Accountants...........................................  55

--------------------------------------------------------------------------------

December, 1997

Dear Shareholders:

Fiscal 1997 proved to be an attractive period for investing in the United States. Gross Domestic Product increased approximately 4%, while inflation as measured by the GDP Deflator increased at a rate below 2%. Though the Federal Reserve made a "pre-emptory" strike against a strong economy early in the year, no further rate hikes occurred as data appeared to suggest the economy was slowing and inflation reports were well under control. More recently any action the Federal Reserve might have taken to raise rates to slow the economy have been pushed off by the turmoil in several of the Asian economies.

                        SIRACH SPECIAL EQUITY PORTFOLIO

Fiscal 1997 proved to be a remarkable, if not unusual period of contrasts, compared not only to the last couple of years but also within the year itself. It saw a bear market in small cap growth stocks and their subsequent recovery, rapid changes in style leadership from value to growth, and back to value, and market cap leadership, from large cap to small cap.

During the first half of 1997, the financial markets were concerned that a strong economy would set the stage for not just one but a series of interest rate hikes by the Federal Reserve. The market reacted sharply to economic data as it was released. This volatility and uncertain interest rate environment caused a flight to safety not only continuing the 3 1/2 year trend of favoring large caps over small caps but favoring lower P/E value stocks over higher P/E growth stocks as well. The Russell 2000 Value index vastly outperformed the Russell 2000 Growth index, gaining 10.13% while the Russell 2000 Growth index lost 7.29%. This dramatic shift to value with indiscriminate selling of high growth small stocks regardless of the underlying fundamentals caused the worst compression of emerging growth P/E multiples relative to S&P 500 in the shortest period of time in the last 20 years. This left the sector deeply oversold.

During the second half of 1997, as economic reports showed the pace of economic growth slowing and the threat of a surge in inflation diminishing investors became increasingly confident that a series of rate hikes were not imminent and as a result, investors went shopping for good values. The best values were found in the small cap growth sector causing the sector to move strongly off the April bottom. As the year progressed, concerns shifted to the slowing rate of earnings growth of the S&P 500 companies and small cap stocks moved quickly to the role of market leader.

The second half of 1997 produced returns of 27.29%, 30.70% and 24.14%, respectively for the Russell 2000, the Russell 2000 Growth and the S&P Midcap indexes, which far exceeded the S&P 500 and Dow Jones Industrial Average
(DJIA) returns of 15.18% and 7.12% respectively.

The Special Equity Portfolio Institutional Class Shares rebounded nicely with a return of 34.20% for the second half. However, it was not enough to make up for the damage caused by the bear market in emerging growth stocks. For the 12 months ended October 31, 1997, the Special Equity Portfolio returned 8.11% for Institutional Class Shares with net assets of $368.4 million. This compares with the full year results of 29.33%, 21.17% and 32.67% for the Russell 2000, Russell 2000 Growth and the S&P Midcap indexes, respectively, and 32.10% for the S&P 500 and 25.78% for the DJIA indexes. For the twelve months ended October 31, 1997, the Portfolio's Institutional Service Class Shares returned 7.91%

Our two largest sectors-Technology (which includes Computers, Electronics, Office Equipment, Semiconductors, Technology and Telecommunications) and Consumer Cyclicals (which includes Lodging & Restaurants, Media, Retail and Textiles & Apparel)-impacted our performance the most. Companies in these two sectors tend to have the highest growth rates and higher P/E's and had further to fall until they reached extremely low valuations. Most recovered quickly but not many reached their old highs. This occurred despite over 95% of our companies meeting or exceeding Wall Street earnings expectations which is consistent with our portfolio results over the past 7 years. We are gradually reducing our exposure to the Technology sector due to supply/demand imbalances increasing, competition intensifying and exposure to Far East economies.

Sectors helping our performance for the year the most were Finance (which includes Banks, Financial Services, Insurance and Real Estate Investment Trusts), our third largest sector, and the Energy, Transportation and Services sectors.

Though the small cap sector has moved up quickly off of deeply oversold levels and has outperformed large cap stocks for the past 6 months, emerging growth stocks are still selling at historically low valuations relative to the S&P
500. As it becomes increasingly clear that S&P 500 earnings growth is slowing due to an increasing lack of pricing power, labor cost pressures and exposure to dramatically weakening Far East economies, small and mid cap stocks should continue to outperform as investors will search for consistent earnings growth that is less impacted by the aforementioned problems. Historically, Sirach's investment model, which searches for companies with strengthening earnings characteristics, has worked very well during periods when earnings growth generally becomes more scarce.

                            SIRACH EQUITY PORTFOLIO

The Sirach Equity Portfolio ended fiscal 1997 with net assets of $26.2 million, an increase for the year of $19.8 million. The Portfolio returned 28.34% for the year, somewhat behind the S&P 500 return of 32.10%, but ahead of the DJIA return of 25.78%. We are pleased with progress experienced during the second half of the fiscal year. As you may recall, the first half of fiscal 1997 was a difficult period for active managers relative to the large cap indexes such as the S&P 500. Market leadership was very narrowly focused in a few very large capitalization companies. Because the S&P 500 is a capitalization weighted index, the very largest companies have a dramatic impact on the total return of the index. Our blend of large and mid cap growth companies suffered on a relative basis. Additionally, two sectors were negatively impacted during the first half, Technology and Finance. Our Technology holdings were impacted by concerns regarding competition and weakness in their European business. The Financial sector performance was hurt first by fears of the Federal Reserve tightening, and then by the actual tightening move. Investor's were concerned with the impact of rising rates on earnings of financial institutions. A final factor influencing first half performance was the timing of a large cash flow into the fund during the second quarter. The contribution was received just as the market began a strong upmove in April causing cash levels to be higher than desired for a short period of time.

The second half of fiscal 1997 has seen somewhat of a reversal of the earlier negative influences on portfolio performance. The large multinational companies that had earlier led the market advance experienced price pullbacks or consolidations. These pullbacks were a result of more questionable earnings going forward. Foreign currency impacted reported earnings for the September quarter and turmoil in overseas economies heightened concerns for the next few quarters. The turmoil that had impacted the Technology and Financial sectors earlier also subsided. It became apparent during the past six months that business in Europe, while not robust, was certainly in an improving mode. Actual reported earnings also helped our Technology holdings. While semiconductor companies ran into hard times (our exposure here is minimal), software, networking, and telecommunications equipment producers reported good earnings growth. Our Financial holdings performed much better as it appeared the economy was slowing, inflation was very low, and the Federal Reserve was unlikely to tighten further. Another sector that performed well for the portfolio was the Consumer Cyclical sector. We own a broad range of retail companies that have reported strong same store sales growth and have been committed to improving operating efficiencies.

Our largest sector weightings are Finance, Technology, and Capital Goods (which includes Aerospace & Defense, Capital Equipment, Electrical Goods, Environmental Controls and Industrial). These sectors have been among our heaviest weightings throughout the year. Finance remains broadly diversified between money center and regional banks, financial services, and insurance companies. Recent additions to Technology were in medical information technology send data flow control. Our Capital Goods holdings range from environmental services to electrical equipment.

Healthcare saw the largest reduction in weighting during the second half of the fiscal year. We dramatically reduced our exposure to medical providers. Governmental review of potential fraud in the industry and poor control of medical costs severely impacted psychology and have raised questions regarding earnings growth. Other notable sector shifts include Energy and Basic Materials. Our weighting in the Energy sector has moved to being slightly above the index weighting from an underweighting earlier in the year. Within the sector we have concentrated on oil services companies which are experiencing strong earnings growth driven by strong demand for drilling and improvements in technology. Our positions in Basic Materials were eliminated recently because of lower demand for fertilizer and decreased earnings visibility.

We continue to focus on earnings as the driver to positive performance. Our holdings exhibit strong earnings dynamics relative to the market.

                            SIRACH GROWTH PORTFOLIO

The Sirach Growth Portfolio completed fiscal 1997 with net assets of $158.1 million. The absolute return for the Portfolio was quite good at 30.86% for the Institutional Class Shares. For the twelve months ended October 31, 1997, the Portfolio's Institutional Service Class Shares returned 30.53%. Though below the S&P 500 return of 32.10%, the Portfolio outperformed the DJIA return of 25.78% and the Lipper Growth Fund Index return of 27.28%. In terms of performance relative to the indexes, fiscal 1997 is something of a "tale of two halves." The first half of fiscal 1997 was a difficult period versus the indexes. The Portfolio lagged the S&P 500 by some 540 basis points. During this time, the market was driven by a handful of very large capitalization companies. These companies were delivering good earnings growth and were valued for their liquidity and consistency. The trend toward indexing also contributed to high demand for very large companies. The S&P 500 is a capitalization weighted index, thus the largest companies have the most significant influence on its return. Our Portfolio is a blend of large and medium capitalization companies and therefore suffered on a relative basis. We were quite pleased with the second half of fiscal 1997. During this time period the Portfolio bested the S&P 500 by 460 basis points. Concerns over September quarter earnings and future earnings hurt performance of many large multinational companies. Foreign exchange translations impacted earnings negatively and fears of economic turmoil in several Asian countries has harmed earnings visibility. In this environment, many of our holdings with a more domestic focus have performed well. In terms of sectors, Energy and our Consumer related sectors have contributed nicely to performance. Within Energy, oil services companies have continued to benefit from increased drilling activity and improved technologies for extracting oil from the earth. The strength in our Consumer holdings came largely from holdings in retail, ranging from discount warehouse stores to grocery retailers. The keys to their recent performance being solid same store sales coupled with expanding operating margins.

Finance remains the most heavily weighted sector in the portfolio. The banks, insurance companies, and financial services companies we hold offer attractive earnings potential at attractive valuations. Capital Goods is the second largest sector weighting. Companies in this sector have benefited from consolidation and focus on improving operating efficiencies. Consumer Cyclical has replaced Healthcare among our top three sectors. This sector is made up of many of the retail companies mentioned above.

Our weighting in Healthcare was reduced as a result of eliminating positions in biotech because of changes in product demand and government reimbursement, and managed care due to trends in medical costs. Basic Material holdings in fertilizer and industrial gases were sold recently. Earnings dynamics deteriorated as questions of supply and demand arose regarding these companies and as sales growth slowed. The portfolio weighting in Technology was increased slightly during the most recent period through the addition of software companies serving niche markets.

                      SIRACH STRATEGIC BALANCED PORTFOLIO

The Sirach Strategic Balanced Portfolio had net assets of $86.6 million on October 31, 1997. Asset allocation was 52.5% common stocks, 42.2% fixed income and the remainder in cash equivalents.

The common stock characteristics for the Sirach Strategic Balanced Portfolio are identical to the Sirach Growth Portfolio, while the bond and derivative characteristics match the Sirach Fixed Income Portfolio.

                         SIRACH FIXED INCOME PORTFOLIO

For the twelve months ended October 31, 1997, the Sirach Fixed Income Portfolio had a positive return of 8.46% versus 8.89% for the Lehman Aggregate Index. For the same time period, the Lehman Brothers Government/Corporate Index had a return of 8.81%. On October 31, 1997, the Portfolio's net assets were $47.9 million.

The U.S. economy continues its impressive performance. Real GDP growth has picked up from a 3% average pace last year to 4% this year. After pausing in the spring, consumer demand rebounded strongly in the summer led by a surge in spending on automobiles. Despite this renewed strength in demand and the persistent tightness in the labor market, inflation has remained remarkably tame. The federal deficit in fiscal 1997 was negligible and appears to be heading into surplus in the next fiscal year. Against this favorable fundamental backdrop, long term rates peaked in April at 7.2% and are now approaching 6%, a level last experienced in January of 1996.

Portfolio duration remained at or slightly below that of the Lehman Aggregate Index for most of the year. The portfolio's maturity structure shifted from an overweighting in long term bonds to a more even maturity structure as long term yields fell .5% versus just .1% for two year maturities.

The Portfolio had a market weighting in mortgages and an overweighting in corporates. The extra yield, coupled with strong price performances from finance and cable/media issues, had a positive influence on performance during most of the year. In October, the turmoil in Asia and the subsequent volatility in global equity markets increased the demand for U.S. Treasuries as a safe haven. Prices of other U.S. debt instruments failed to keep pace leading to corporate bonds having their worst performing month in seven years. However, in contrast to 1990, the fundamental economic and credit outlook remains strong and yield spreads have widened more than necessary to reflect the increased market volatility. As the total asset level of the Portfolio has been low since its inception and, in fact, recently decreased, the Portfolio was liquidated by December 9, 1997.

Sincerely,

SIRACH CAPITAL MANAGEMENT, INC.

                      DEFINITIONS OF COMPARITIVE INDICES
                      ----------------------------------

DOW JONES COMPOSITE AVERAGE--an unmanaged index composed of 30 blue chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

RUSSELL 2000 GROWTH INDEX--contains those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

RUSSELL 2000 VALUE INDEX--contains those Russell 2000 securities with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others.

Performance Comparison
--------------------------------------------------------------------------------
          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN
  SIRACH SPECIAL EQUITY PORTFOLIO INSTITUTIONAL CLASS, THE S&P MIDCAP 400 INDEX
                        AND THE NASDAQ COMPOSITE INDEX.

------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURN
             FOR PERIOD ENDED OCTOBER 31, 1997
------------------------------------------------------------
          INSTITUTIONAL               INSTITUTIONAL SERVICE
          CLASS SHARES                     CLASS SHARES
------------------------------------------------------------
 1 YEAR   5 YEARS   SINCE 10/2/89    1 YEAR   SINCE 3/22/96*
------------------------------------------------------------
  8.11%   16.04%        15.68%        7.91%      10.36%
------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                  SIRACH SPECIAL
                 EQUITY-PORTFOLIO      NASDAQ
                   INSTITUTIONAL      COMPOSITE   S&P MIDCAP 400
                     CLASS**+           INDEX+        INDEX+
--------------------------------------------------------------
10/2/89*                10,000        10,000            10,000
--------------------------------------------------------------
10/31/89                 9,670         9,634             9,579
--------------------------------------------------------------
10/31/90                 8,725         6,924             8,295
--------------------------------------------------------------
10/31/91                14,233        11,481            13,559
--------------------------------------------------------------
10/31/92                15,443        12,797            14,809
--------------------------------------------------------------
10/31/93                20,355        16,478            17,997
--------------------------------------------------------------
10/31/94                19,402        16,564            18,426
--------------------------------------------------------------
10/31/95                24,313        22,073            22,334
--------------------------------------------------------------
10/31/96                30,005        26,024            26,209
--------------------------------------------------------------
10/31/97                32,492        34,771            33,951
--------------------------------------------------------------



Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations
** The graph presents the performance of the Institutional Class shares which have been in existence since the Portfolio's inception. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees assessed to that Class.
+ The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative indices have been adjusted to reflect reinvestment of dividends on securities in the index.

                     DEFINITION OF THE COMPARATIVE INDICES
                     -------------------------------------

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as National Market System traded foreign common stocks and ADRs.

The S&P Midcap 400 Index consists of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value.

Please note that one cannot invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN
               SIRACH GROWTH PORTFOLIO INSTITUTIONAL CLASS AND
                  THE STANDARD & POOR'S 500 INDEX (S&P 500).

-------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURN
        FOR PERIOD ENDED OCTOBER 31, 1997
-------------------------------------------------
   INSTITUTIONAL          INSTITUTIONAL SERVICE
   CLASS SHARES               CLASS SHARES
-------------------------------------------------
1 YEAR   SINCE 12/1/93*   1 YEAR   SINCE 3/22/96*
-------------------------------------------------
30.86%       17.70%       30.53%        25.04%
-------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                Sirach Growth Portfolio-          S&P 500
                 Institutional Class**+           Index+
12/1/93*                 10,000                    10,000
10/31/94                  9,742                    10,486
10/31/95                 11,625                    13,255
10/31/96                 14,475                    16,447
10/31/97                 18,942                    21,726

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations
** The graph presents the performance of the Institutional Class shares which have been in existence since the Portfolio's inception. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees assessed to that Class.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Please note that one cannot invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN
SIRACH STRATEGIC BALANCED PORTFOLIO INSTITUTIONAL CLASS, THE STANDARD & POOR'S
   500 INDEX (S&P 500) AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX.

----------------------------------------------
          AVERAGE ANNUAL TOTAL RETURN
       FOR PERIOD ENDED OCTOBER 31, 1997
----------------------------------------------
     INSTITUTIONAL       INSTITUTIONAL SERVICE
     CLASS SHARES             CLASS SHARES
----------------------------------------------
   1 YEAR   SINCE 12/1/93*    SINCE 3/7/97*
----------------------------------------------
    20.78%      12.50%            12.57%
----------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                                      LEHMAN BROTHERS
                                                        GOVERNMENT/
                   SIRACH STRATEGIC                      CORPORATE
                BALANCED PORTFOLIO**+  S&P 500 INDEX+    INDEX+
------------------------------------------------------------------
12/1/93*                  10,000           10,000           10,000
------------------------------------------------------------------
10/31/94                   9,581           10,486            9,645
------------------------------------------------------------------
10/31/95                  11,411           13,255           11,204
------------------------------------------------------------------
10/31/96                  13,137           16,477           11,808
------------------------------------------------------------------
10/31/97                  15,867           21,726           12,848
------------------------------------------------------------------

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations
** The graph presents the performance of the Institutional Class shares which have been in existence since the Portfolio's inception. The performance of the Institutional Service Class shares will vary based upon the different inception date and fees assessed to that Class.
+ The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative indices have been adjusted to reflect reinvestment of dividends on securities in the index.

                     DEFINITIONS OF THE COMPARATIVE INDICES
                     --------------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

Please note that one cannot invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN
       SIRACH FIXED INCOME PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT/
                               CORPORATE INDEX.

----------------------------------
  AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 1997
----------------------------------
  1 YEAR           SINCE 12/1/93*
----------------------------------
   8.46%               5.66%
----------------------------------

                           [LINE GRAPH APPEARS HERE]

                                           LEHMAN BROTHERS
                   SIRACH FIXED INCOME      GOVERNMENT/
                       PORTFOLIO+         CORPORATE INDEX+
------------------------------------------------------
12/1/93*                     10,000             10,000
------------------------------------------------------
10/31/94                      9,567              9,645
------------------------------------------------------
10/31/95                     10,979             11,204
------------------------------------------------------
10/31/96                     11,441             11,807
------------------------------------------------------
10/31/97                     12,409             12,847
------------------------------------------------------

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment dividends on securities in the index.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

Please note that one cannot invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
      SIRACH EQUITY PORTFOLIO, THE STANDARD & POOR'S 500 INDEX (S&P 500)
                       AND THE LIPPER GROWTH FUND INDEX.

----------------------------------
  AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 1997
----------------------------------
     1 YEAR      SINCE 7/1/96*
----------------------------------
      28.34%         29.25%
----------------------------------

                           [LINE GRAPH APPEARS HERE]

                SIRACH EQUITY                   LIPPER GROWTH
                 PORTFOLIO+      S&P 500 INDEX+  FUND INDEX+
-------------------------------------------------------------
  7/1/96*          10,000            10,000         10,000
-------------------------------------------------------------
10/31/96           10,980            10,593         10,361
-------------------------------------------------------------
10/31/97           14,092            13,993         13,187
-------------------------------------------------------------

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Lipper Growth Fund Index is an unmanaged index composed of the 30 largest funds by asset size in this investment objective.

Please note that one cannot invest in an unmanaged index.

SIRACH SPECIAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (95.9%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.0%)
 AAR Corp. ...............................................  99,600 $  3,566,925
-------------------------------------------------------------------------------
BANKS (2.5%)
 City National Corp. ..................................... 126,550    3,804,410
 *Ocwen Financial Corp. ..................................  39,500    2,170,031
 Provident Financial Group, Inc. .........................  71,280    3,256,605
                                                                   ------------
                                                                      9,231,046
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (0.8%)
 800-JR CIGAR, Inc. ......................................  90,800    2,814,800
-------------------------------------------------------------------------------
CHEMICALS (0.9%)
 Crompton & Knowles Corp. ................................ 134,850    3,404,962
-------------------------------------------------------------------------------
COMPUTERS (2.1%)
 *Saville Systems Ireland plc.............................  95,350    5,661,406
 *SpeedFam International, Inc. ...........................  55,000    2,038,438
                                                                   ------------
                                                                      7,699,844
-------------------------------------------------------------------------------
COMPUTER SOFTWARE (16.7%)
 *CBT Group plc ADR.......................................  64,350    4,954,950
 *Ciber, Inc. ............................................ 121,100    5,358,675
 *Compuware Corp. ........................................ 140,350    9,263,100
 *Electronics Arts, Inc. ................................. 132,950    4,503,681
 *HNC Software, Inc. .....................................  65,000    2,388,750
 *Hyperion Software Corp. ................................ 233,600    8,876,800
 *Platinum Technology, Inc. .............................. 236,200    5,705,706
 *Structural Dynamics Research Corp. ..................... 251,850    4,800,891
 *Symantec Corp. ......................................... 248,100    5,411,681
 *Veritas Software Corp. ................................. 117,176    4,877,451
 *Viasoft, Inc. .......................................... 141,500    5,774,969
                                                                   ------------
                                                                     61,916,654
-------------------------------------------------------------------------------
CONSTRUCTION (1.3%)
 Comfort Systems USA, Inc. ............................... 153,850    2,615,450
 TJ International, Inc. ..................................  94,500    2,155,781
                                                                   ------------
                                                                      4,771,231
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
ELECTRONICS (1.5%)
 *ADFlex Solutions, Inc. ................................. 101,350 $  2,267,706
 *Gemstar International Group Ltd. ....................... 129,350    2,837,616
 *Uniphase, Corp. ........................................   9,150      608,475
                                                                   ------------
                                                                      5,713,797
-------------------------------------------------------------------------------
ENERGY (4.2%)
 *Global Marine, Inc. ....................................  89,800    2,795,025
 *Marine Drilling Companies, Inc. ........................ 128,050    3,789,480
 *Newpark Resources, Inc. ................................ 104,650    4,342,975
 *Smith International, Inc. ..............................  26,350    2,009,187
 *Varco International, Inc. ..............................  43,700    2,662,969
                                                                   ------------
                                                                     15,599,636
-------------------------------------------------------------------------------
ENVIRONMENTAL (2.0%)
 *Allied Waste Industries, Inc. .......................... 114,750    2,330,859
 *Superior Services, Inc. ................................ 134,200    3,564,688
 Waste Industries, Inc. ..................................  72,350    1,528,394
                                                                   ------------
                                                                      7,423,941
-------------------------------------------------------------------------------
FINANCIAL SERVICES (7.7%)
 *Amresco, Inc. .......................................... 174,200    5,454,637
 *E*TRADE Group, Inc. .................................... 119,150    3,671,309
 *FIRSTPLUS Financial Group, Inc. ........................ 129,450    7,111,660
 *Imperial Credit Industries, Inc. ....................... 252,350    6,324,522
 Long Beach Financial Corp. .............................. 138,750    1,751,719
 The Money Store, Inc. ................................... 148,700    4,224,009
                                                                   ------------
                                                                     28,537,856
-------------------------------------------------------------------------------
HEALTH CARE (8.1%)
 *ATL Ultrasound, Inc. ...................................  93,500    3,985,437
 Capital Senior Living Corp. ............................. 115,250    1,930,437
 *Concentra Managed Care, Inc. ...........................  69,050    2,248,441
 *Coventry Corp. ......................................... 186,800    2,609,363
 *Curative Health Services, Inc. ......................... 112,650    3,379,500
 *IDX Systems Corp. ...................................... 117,500    3,995,000
 *Renal Treatment Centers, Inc. .......................... 184,600    6,126,413
 *Total Renal Care Holdings, Inc. ........................ 180,699    5,567,793
                                                                   ------------
                                                                     29,842,384
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            SHARES     VALUE+

--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (2.4%)
 American Bankers Insurance Group, Inc. ................... 131,500 $  4,914,813
 HCC Insurance Holdings, Inc. ............................. 164,950    3,855,706
                                                                    ------------
                                                                       8,770,519
--------------------------------------------------------------------------------
LODGING & RESTAURANTS (3.2%)
 Apple South, Inc. ........................................ 180,150    3,344,034
 CKE Restaurants, Inc. .................................... 131,500    5,251,781
 *Showbiz Pizza Time, Inc. ................................ 160,350    3,377,372
                                                                    ------------
                                                                      11,973,187
--------------------------------------------------------------------------------
MEDIA (2.0%)
 *CKS Group, Inc. .........................................   4,650      170,306
 *Outdoor Systems, Inc. ...................................  98,850    3,039,638
 *Universal Outdoor Holdings, Inc. ........................  99,600    4,195,650
                                                                    ------------
                                                                       7,405,594
--------------------------------------------------------------------------------
METALS (0.8%)
 *Titanium Metals Corp. ...................................  92,250    2,859,750
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (2.0%)
 *Comverse Technology, Inc. ............................... 113,650    4,673,856
 *Splash Technology Holdings, Inc. ........................  68,800    2,863,800
                                                                    ------------
                                                                       7,537,656
--------------------------------------------------------------------------------
PHARMACEUTICALS (3.4%)
 *Centocor, Inc. ..........................................  72,250    3,174,484
 *Dura Pharmaceuticals, Inc. ..............................  59,800    2,896,562
 *Medicis Pharmaceutical Corp., Class A.................... 115,900    5,541,469
 *Theragenics Corp. .......................................  20,900      907,844
                                                                    ------------
                                                                      12,520,359
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST (1.2%)
 Imperial Credit Commercial Mortgage Investment Corp. ..... 188,400    3,108,600
 Sunstone Hotel Investors, Inc. ...........................  82,900    1,455,931
                                                                    ------------
                                                                       4,564,531
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
RETAIL (11.2%)
 *CDW Computer Centers, Inc. .............................  35,600 $  2,198,300
 Danka Business Systems ADR............................... 115,550    4,275,350
 *Dollar Tree Stores, Inc. ...............................  64,250    2,610,156
 *General Nutrition Cos., Inc. ........................... 161,850    5,078,044
 *Genesco, Inc. .......................................... 200,250    2,540,672
 *Just For Feet, Inc. ....................................  71,150    1,051,686
 *Pacific SunWear of California, Inc. .................... 231,225    6,344,236
 Ross Stores, Inc. ....................................... 126,200    4,732,500
 *The Men's Wearhouse, Inc. .............................. 192,600    7,439,175
 *Whole Foods Market, Inc. ............................... 133,000    5,187,000
                                                                   ------------
                                                                     41,457,119
-------------------------------------------------------------------------------
SEMICONDUCTOR (2.3%)
 *Alliance Semiconductor Corp. ........................... 118,500      903,562
 *Integrated Process Equipment Corp. .....................  44,100      974,334
 *Level One Communications, Inc. .........................  82,250    3,680,688
 *Vitesse Semiconductor Corp. ............................  68,300    2,966,781
                                                                   ------------
                                                                      8,525,365
-------------------------------------------------------------------------------
SERVICES (6.7%)
 *Abacus Direct Corp. ....................................  23,000      839,500
 *Accustaff, Inc. ........................................ 358,600   10,242,512
 *Apollo Group Inc., Class A..............................   8,400      351,750
 *Keane, Inc. ............................................  35,100    1,039,837
 *Registry, Inc. .........................................  83,700    3,473,550
 *Robert Half International, Inc. ........................ 140,200    5,739,438
 *Romac International, Inc. .............................. 131,700    2,683,387
 *SOS Staffing Services, Inc. ............................  23,850      494,888
                                                                   ------------
                                                                     24,864,862
-------------------------------------------------------------------------------
TECHNOLOGY (3.6%)
 *Creative Technology Ltd. ............................... 209,500    5,329,156
 *Integrated Device Technology, Inc. .....................  93,950    1,083,361
 *McAfee Associates, Inc. ................................  43,100    2,141,531
 *Security Dynamics Technologies, Inc. ................... 144,950    4,887,533
                                                                   ------------
                                                                     13,441,581
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (3.0%)
 *Advanced Fibre Communications........................... 176,900 $  5,141,156
 STAR Telecommunications, Inc. ...........................  91,650    2,102,222
 *Teledata Communications Ltd. ........................... 125,950    3,880,834
                                                                   ------------
                                                                     11,124,212
-------------------------------------------------------------------------------
TEXTILES & APPAREL (3.5%)
 *Abercrombie & Fitch Co., Class A........................ 291,900    7,589,400
 *Nautica Enterprises, Inc. .............................. 202,350    5,381,245
                                                                   ------------
                                                                     12,970,645
-------------------------------------------------------------------------------
TRANSPORTATION (1.8%)
 Roadway Express, Inc. ...................................  57,350    1,605,800
 *US Xpress Enterprises, Inc. ............................ 117,250    2,601,484
 *Yellow Corp. ...........................................  83,200    2,277,600
                                                                   ------------
                                                                      6,484,884
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $290,645,660)...................          355,023,340
-------------------------------------------------------------------------------

                                                          FACE
                                                         AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.3%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/3/97, to be repurchased at $12,256,717,
  collateralized by $11,745,927 of various U.S.
  Treasury Notes, 5.50%-8.75%, due from 5/15/00-
  6/30/02, valued at $12,257,911 (COST $12,251,000)... $12,251,000   12,251,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.2%) (COST $302,896,660)(A)......              367,274,340
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (0.8%).............                3,132,596
-------------------------------------------------------------------------------
NET ASSETS (100%).....................................             $370,406,936
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  +  See Note A to Financial Statements.
  *  Non-Income Producing Security
ADR--American Depositary Receipt
(a) The cost for federal income tax purposes was $303,541,105. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $63,733,235. This consisted of aggregate gross unrealized appreciation for all securities of $74,936,762 and aggregate gross unrealized depreciation for all securities of $11,203,527.

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (90.7%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.4%)
 United Technologies Corp. ...............................  32,000 $  2,240,000
-------------------------------------------------------------------------------
BANKS (6.8%)
 BankAmerica Corp. .......................................  35,300    2,523,950
 Chase Manhattan Corp. ...................................  11,800    1,361,425
 Citicorp.................................................  14,699    1,838,294
 First American Corp. (Tennessee).........................  28,800    1,369,800
 U.S. Bancorp.............................................  16,400    1,667,675
 Washington Federal, Inc. ................................  64,832    1,928,752
                                                                   ------------
                                                                     10,689,896
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (1.9%)
 ConAgra, Inc. ...........................................  52,100    1,569,513
 CPC International, Inc. .................................  13,900    1,376,100
                                                                   ------------
                                                                      2,945,613
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (2.3%)
 AlliedSignal, Inc. ......................................  65,700    2,365,200
 Caterpillar Inc. ........................................  25,000    1,281,250
                                                                   ------------
                                                                      3,646,450
-------------------------------------------------------------------------------
COMPUTERS (1.3%)
 HBO & Co. ...............................................  47,500    2,063,281
-------------------------------------------------------------------------------
COMPUTER SOFTWARE (3.5%)
 Computer Associates International, Inc. .................  24,000    1,789,500
 *Microsoft Corp. ........................................   8,700    1,130,456
 *Visio Corp. ............................................  72,100    2,681,219
                                                                   ------------
                                                                      5,601,175
-------------------------------------------------------------------------------
CONSUMER CYCLICAL (1.2%)
 *HFS, Inc. ..............................................  25,800    1,818,900
-------------------------------------------------------------------------------
CONSUMER STAPLES (6.6%)
 American Stores Co. .....................................  80,500    2,067,844
 Clorox Co. ..............................................  19,000    1,330,000
 *Fred Meyer, Inc. ....................................... 113,500    3,241,844
 Procter & Gamble Co. ....................................  10,000      680,000
 *Safeway, Inc. ..........................................  53,200    3,092,250
                                                                   ------------
                                                                     10,411,938
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
ELECTRICAL GOODS (1.9%)
 General Electric Co. ....................................  46,200 $  2,982,787
-------------------------------------------------------------------------------
ELECTRONICS (5.7%)
 *Adaptec, Inc. ..........................................  43,000    2,086,844
 *Airtouch Communications, Inc. ..........................  87,000    3,360,375
 Hewlett-Packard Co. .....................................  19,700    1,215,244
 Intel Corp. .............................................  30,500    2,349,453
                                                                   ------------
                                                                      9,011,916
-------------------------------------------------------------------------------
ENERGY (6.3%)
 Columbia Gas System, Inc. ...............................  23,000    1,661,750
 Halliburton Co. .........................................  30,200    1,800,675
 Mobil Corp. .............................................  19,900    1,448,969
 Schlumberger Ltd. .......................................  17,500    1,531,250
 Tidewater, Inc. .........................................  36,000    2,364,750
 Williams Cos., Inc. .....................................  22,150    1,128,265
                                                                   ------------
                                                                      9,935,659
-------------------------------------------------------------------------------
ENVIRONMENTAL (3.6%)
 *U.S. Filter Corp. ......................................  67,500    2,708,437
 *U.S.A. Waste Services, Inc. ............................  81,767    3,025,379
                                                                   ------------
                                                                      5,733,816
-------------------------------------------------------------------------------
FINANCIAL SERVICES (5.3%)
 Equifax, Inc. ...........................................  47,200    1,466,150
 Merrill Lynch & Co., Inc. ...............................  22,700    1,535,087
 SunAmerica, Inc. ........................................  76,100    2,734,844
 Travelers Group, Inc. ...................................  37,166    2,601,620
                                                                   ------------
                                                                      8,337,701
-------------------------------------------------------------------------------
HEALTH CARE (4.4%)
 Cardinal Health, Inc. ...................................  17,750    1,317,938
 *HEALTHSOUTH Corp. ...................................... 152,900    3,908,506
 *Tenet Healthcare Corp. .................................  56,100    1,714,556
                                                                   ------------
                                                                      6,941,000
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
INDUSTRIAL (3.3%)
 *Corrections Corporation of America...................... 126,000 $  3,843,000
 Johnson Controls, Inc. ..................................  30,100    1,350,738
                                                                   ------------
                                                                      5,193,738
-------------------------------------------------------------------------------
INSURANCE (6.7%)
 American International Group, Inc. ......................  19,700    2,010,631
 Conseco, Inc. ...........................................  71,500    3,119,188
 Equitable Cos., Inc. ....................................  52,900    2,178,819
 MGIC Investment Corp. ...................................  40,600    2,448,687
 UNUM Corp. ..............................................  18,200      887,250
                                                                   ------------
                                                                     10,644,575
-------------------------------------------------------------------------------
MISCELLANEOUS (2.0%)
 Tyco International Ltd. .................................  85,200    3,216,300
-------------------------------------------------------------------------------
MULTI-INDUSTRY (5.8%)
 Cognizant Corp. .........................................  53,500    2,096,531
 *Republic Industries, Inc. .............................. 131,000    3,864,500
 *Thermo Electron Corp. ..................................  86,700    3,234,994
                                                                   ------------
                                                                      9,196,025
-------------------------------------------------------------------------------
PHARMACEUTICALS (5.1%)
 Abbott Laboratories......................................  32,351    1,983,521
 Merck & Co., Inc. .......................................  22,500    2,008,125
 Pfizer, Inc. ............................................  18,800    1,330,100
 Schering-Plough Corp. ...................................  48,800    2,735,850
                                                                   ------------
                                                                      8,057,596
-------------------------------------------------------------------------------
RETAIL (10.1%)
 *Costco Cos., Inc. ...................................... 125,100    4,800,712
 Home Depot, Inc. ........................................  66,700    3,710,188
 Nordstrom, Inc. .........................................  34,500    2,108,812
 *Staples, Inc. ..........................................  80,000    2,095,000
 *Starbucks Corp. ........................................  99,500    3,289,719
                                                                   ------------
                                                                     16,004,431
-------------------------------------------------------------------------------
SERVICES (0.8%)
 Service Corp. International..............................  41,000    1,247,937
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TECHNOLOGY (0.7%)
 *Cisco Systems, Inc. ....................................  13,400 $  1,099,219
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.1%)
 Lucent Technologies, Inc. ...............................  20,300    1,673,481
-------------------------------------------------------------------------------
TRANSPORTATION (1.2%)
 Illinois Central Corp. ..................................  55,050    1,961,156
-------------------------------------------------------------------------------
UTILITIES (1.7%)
 *WorldCom, Inc. .........................................  81,500    2,737,891
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $121,730,105)...................          143,392,481
-------------------------------------------------------------------------------

                                                         FACE
                                                        AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (9.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (9.8%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/3/97, to be repurchased at $15,420,193,
  collateralized by $14,777,567 of various U.S.
  Treasury Notes, 5.50%-8.75% due from 5/15/00-
  6/30/02, valued at $15,421,695 (COST $15,413,000).. $15,413,000   15,413,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.5%) (COST $137,143,105)(A)....              158,805,481
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-0.5%)...........                 (747,143)
-------------------------------------------------------------------------------
NET ASSETS (100%)....................................             $158,058,338
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  + See Note A to Financial Statements.
  * Non-Income Producing Security
(a) The cost for federal income tax purposes was $137,190,317. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $21,615,164. This consisted of aggregate gross unrealized appreciation for all securities of $23,504,810 and aggregate gross unrealized depreciation for all securities of $1,889,646.

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (52.5%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.9%)
 United Technologies Corp. .............................     11,500 $   805,000
-------------------------------------------------------------------------------
BANKS (4.2%)
 BankAmerica Corp. .....................................     12,500     893,750
 Chase Manhattan Corp. .................................      4,000     461,500
 Citicorp...............................................      5,051     631,691
 First American Corp. (Tennessee).......................      7,300     347,206
 U.S. Bancorp...........................................      6,000     610,125
 Washington Federal, Inc. ..............................     23,705     705,224
                                                                    -----------
                                                                      3,649,496
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (1.2%)
 ConAgra, Inc. .........................................     17,000     512,125
 CPC International, Inc. ...............................      5,500     544,500
                                                                    -----------
                                                                      1,056,625
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (1.4%)
 AlliedSignal, Inc. ....................................     24,300     874,800
 Caterpillar, Inc. .....................................      7,200     369,000
                                                                    -----------
                                                                      1,243,800
-------------------------------------------------------------------------------
COMPUTERS (1.6%)
 HBO & Co. .............................................     14,500     629,844
 *Visio Corp. ..........................................     19,700     732,594
                                                                    -----------
                                                                      1,362,438
-------------------------------------------------------------------------------
COMPUTER SOFTWARE (1.1%)
 Computer Associates International, Inc. ...............      6,300     469,744
 *Microsoft Corp. ......................................      3,500     454,781
                                                                    -----------
                                                                        924,525
-------------------------------------------------------------------------------
CONSUMER CYCLICAL (0.7%)
 *HFS, Inc. ............................................      8,000     564,000
-------------------------------------------------------------------------------
CONSUMER STAPLES (3.8%)
 American Stores Co. ...................................     27,000     693,562
 Clorox Co. ............................................      6,500     455,000
 *Fred Meyer, Inc. .....................................     31,200     891,150
 *Safeway, Inc. ........................................     17,500   1,017,188
 Procter & Gamble Co. ..................................      3,600     244,800
                                                                    -----------
                                                                      3,301,700
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
ELECTRICAL GOODS (1.2%)
 General Electric Co. ..................................     16,000 $ 1,033,000
-------------------------------------------------------------------------------
ELECTRONICS (3.3%)
 *Adaptec, Inc. ........................................     13,000     630,906
 *Airtouch Communications, Inc. ........................     28,000   1,081,500
 Hewlett-Packard Co. ...................................      7,800     481,162
 Intel Corp. ...........................................      8,500     654,766
                                                                    -----------
                                                                      2,848,334
-------------------------------------------------------------------------------
ENERGY (3.7%)
 Columbia Gas System, Inc. .............................      8,000     578,000
 Halliburton Co. .......................................      8,000     477,000
 Mobil Corp. ...........................................      8,500     618,906
 Schlumberger Ltd. .....................................      6,200     542,500
 Tidewater, Inc. .......................................      8,500     558,344
 Williams Cos., Inc. ...................................      8,850     450,797
                                                                    -----------
                                                                      3,225,547
-------------------------------------------------------------------------------
ENVIRONMENTAL (2.3%)
 *U.S. Filter Corp. ....................................     22,500     902,813
 *U.S.A. Waste Services, Inc. ..........................     29,927   1,107,299
                                                                    -----------
                                                                      2,010,112
-------------------------------------------------------------------------------
FINANCIAL SERVICES (3.0%)
 Equifax, Inc. .........................................     13,600     422,450
 Merrill Lynch & Co., Inc. .............................      9,500     642,438
 SunAmerica, Inc. ......................................     25,450     914,609
 Travelers Group, Inc. .................................      9,333     653,310
                                                                    -----------
                                                                      2,632,807
-------------------------------------------------------------------------------
HEALTH CARE (2.4%)
 Cardinal Health, Inc. .................................      4,450     330,412
 *HEALTHSOUTH Corp. ....................................     44,000   1,124,750
 *Tenet Healthcare Corp. ...............................     20,000     611,250
                                                                    -----------
                                                                      2,066,412
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
INDUSTRIAL (2.0%)
 Johnson Controls, Inc. ................................      8,700 $   390,412
 *Corrections Corporation of America....................     45,300   1,381,650
                                                                    -----------
                                                                      1,772,062
-------------------------------------------------------------------------------
INSURANCE (3.9%)
 American International Group, Inc. ....................      6,500     663,406
 Conseco, Inc. .........................................     23,500   1,025,188
 Equitable Cos., Inc. ..................................     15,000     617,812
 MGIC Investment Corp. .................................     11,000     663,437
 UNUM Corp. ............................................      7,500     365,625
                                                                    -----------
                                                                      3,335,468
-------------------------------------------------------------------------------
MISCELLANEOUS (1.1%)
 Tyco International Ltd. ...............................     26,000     981,500
-------------------------------------------------------------------------------
MULTI-INDUSTRY (3.1%)
 Cognizant Corp. .......................................     15,000     587,812
 *Republic Industries, Inc. ............................     38,000   1,121,000
 *Thermo Electron Corp. ................................     26,700     996,244
                                                                    -----------
                                                                      2,705,056
-------------------------------------------------------------------------------
PHARMACEUTICALS (3.2%)
 Abbott Laboratories....................................     12,549     769,411
 Merck & Co., Inc. .....................................      7,450     664,912
 Pfizer, Inc. ..........................................      5,700     403,275
 Schering-Plough Corp. .................................     16,000     897,000
                                                                    -----------
                                                                      2,734,598
-------------------------------------------------------------------------------
RETAIL (5.2%)
 *Costco Cos., Inc. ....................................     33,600   1,289,400
 Home Depot, Inc. ......................................     16,500     917,813
 Nordstrom, Inc. .......................................     10,500     641,812
 *Staples, Inc. ........................................     27,000     707,062
 *Starbucks Corp. ......................................     27,500     909,219
                                                                    -----------
                                                                      4,465,306
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          SHARES     VALUE+

------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
------------------------------------------------------------------------------
SERVICES (0.5%)
 Service Corp. International...........................     13,000 $   395,688
------------------------------------------------------------------------------
TECHNOLOGY (0.4%)
 *Cisco Systems, Inc. .................................      4,000     328,125
------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.6%)
 Lucent Technologies, Inc. ............................      6,500     535,844
------------------------------------------------------------------------------
TRANSPORTATION (0.6%)
 Illinois Central Corp. ...............................     15,500     552,188
------------------------------------------------------------------------------
UTILITIES (1.1%)
 *WorldCom, Inc. ......................................     28,500     957,422
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $38,380,063).................             45,487,053
------------------------------------------------------------------------------
                                                           FACE
                                                          AMOUNT
------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (16.5%)
------------------------------------------------------------------------------
BANKS (0.9%)
 ++Merita Bank Ltd., 6.073%, 12/1/05................... $  750,000     750,272
------------------------------------------------------------------------------
ENERGY (2.1%)
 Detroit Edison, Series S, Class A3, 6.40%, 10/1/98....  1,000,000   1,000,000
 Occidential Petroleum Corp. 11.125%, 6/1/19...........    750,000     837,188
                                                                   -----------
                                                                     1,837,188
------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (1.7%)
 Time Warner Entertainment Co. 8.375%, 3/15/23.........  1,375,000   1,519,375
------------------------------------------------------------------------------
FINANCIAL SERVICES (7.5%)
 American General Finance Corp. 7.45%, 7/1/02..........  1,000,000   1,047,500
++Bear Stearns Co., Inc., Series B, Medium Term Note,
    6.063%, 10/27/04...................................  1,100,000   1,100,539
++Beneficial Corp., Series F, Medium Term Note, 5.81%,
    3/15/99............................................    700,000     698,218
 #Jefferson-Pilot Capital Trust 8.14%, 1/15/46.........    750,000     770,625
 Lehman Brothers Holdings Inc. 6.90%, 3/30/01..........  1,200,000   1,224,000
 Paine Webber Group, Inc., Medium Term Note, 7.02%,
  2/14/03..............................................    900,000     913,500
 Salomon Inc. 7.20%, 2/1/04............................    700,000     724,500
                                                                   -----------
                                                                     6,478,882
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT     VALUE+

-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--(CONTINUED)
-------------------------------------------------------------------------------
INDUSTRIAL (3.6%)
 Northwest Airlines Corp., Series 1997-1, Class 1A,
  7.068%, 7/2/17.......................................  $1,000,000 $ 1,022,280
+++Bell Cablemedia Plc, Step Bond, 0.00/11.95%,
 7/15/04...............................................   1,200,000   1,113,000
 News America Holdings Inc. 7.75%, 12/1/45.............     950,000     942,875
                                                                    -----------
                                                                      3,078,155
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (0.7%)
 Tele-Communications Inc. 9.80%, 2/1/12................     475,000     589,000
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $13,858,049).....              14,252,872
-------------------------------------------------------------------------------
ASSET BACKED SECURITIES (8.5%)
-------------------------------------------------------------------------------
 Airplanes Pass Through Trust, Series 1, Class A4
  6.276% 3/15/19.......................................     925,000     930,781
 Capita Equipment Receivables Trust, Series 1996-1,
  Class B 6.57%, 3/15/01...............................     850,000     858,760
 Citibank Credit Card Master Trust I, Series 1997-6,
  Class A PO,
  zero coupon, 8/15/06.................................   1,675,000   1,092,877
 Metris Master Trust, Series 1996-1, Class A 6.45%,
  2/20/02..............................................   1,300,000   1,316,440
 Metris Master Trust, Series 1997-1, Class A 6.87%,
  10/20/05.............................................     600,000     619,306
 Provident Bank Home Equity Loan Trust, Series 1997-1,
  Class A1 7.18%, 4/25/13..............................     701,953     718,447
 The Money Store Home Equity Trust, Series 1995-B,
  Class A3 6.65%, 1/15/16..............................     423,184     429,096
 Union Acceptance Corp., Series 1997-C, Class A2,
  6.29%, 1/8/01........................................   1,400,000   1,404,315
-------------------------------------------------------------------------------
TOTAL ASSET BACKED SECURITIES (COST $7,288,478)........               7,370,022
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (7.3%)
-------------------------------------------------------------------------------
 Federal National Mortgage Association, Series 1997-41,
  Class D 7.25%, 1/18/19...............................   1,000,000   1,018,981
 Federal National Mortgage Association, Series 1996-28,
  Class A, Structured Collateral 7.00%, 9/25/23........   1,125,000   1,149,604
 GE Capital Mortgage Services, Inc., Series 1997-2,
  Class 1A2 PAC-1 (11) 6.75%, 3/25/27..................     800,000     804,162
 ICI Funding Corp., Secured Assets Corp., Series 1997-
  2,
  Class 2A 8.00%, 7/25/28..............................     773,800     802,601
 Morgan Stanley Capital Corp. I, Series C,
  Class 4 9.00%, 5/1/16................................     700,683     748,348

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           FACE
                                                          AMOUNT     VALUE+

------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
------------------------------------------------------------------------------
 Prudential Home Mortgage Securities Co., Series 1994-
  1,
  Class A6 PAC-2 (22) 6.00%, 2/25/09................... $1,000,000 $   973,199
 Salomon Brothers Mortgage Securities VII, Series 1996-
  2,
  Class A2 7.50%, 5/25/26..............................     88,226      88,634
 Salomon Brothers Mortgage Securities VII, Series 1997-
  LB2
  Class A1 6.95%, 4/25/27                                  716,427     717,767
------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (COST $6,119,719).....................................              6,303,296
------------------------------------------------------------------------------
AGENCY SECURITIES (4.4%)
------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.5%)
 6.50%, 1/1/26 Pool #D67614............................  1,350,174   1,328,656
------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (2.9%)
 7.00%, 5/15/24 Pool #376510...........................  2,522,346   2,535,746
------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES (COST $3,670,610)..............              3,864,402
------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (3.4%)
------------------------------------------------------------------------------
U.S. TREASURY BOND (1.3%)
 7.125%, 2/15/23.......................................  1,000,000   1,111,060
------------------------------------------------------------------------------
U.S. TREASURY NOTES (2.1%)
 7.875%, 11/15/04......................................    800,000     890,808
 7.00%, 7/15/06........................................    850,000     910,486
                                                                   -----------
                                                                     1,801,294
------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $2,821,857).....              2,912,354
------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (2.1%)
------------------------------------------------------------------------------
 Hydro-Quebec 7.50%, 4/1/16............................    950,000   1,007,000
 Province de Quebec 11.00%, 6/15/15....................    750,000     855,938
------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT BONDS (COST $1,828,680).......              1,862,938
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           FACE
                                                          AMOUNT     VALUE+

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.3%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/03/97, to be repurchased at $4,551,123,
  collateralized by $4,361,458 of various U.S. Treasury
  Notes, 5.50%-8.75% due 5/15/00-6/30/02, valued at
  $4,551,566 (COST $4,549,000)......................... $4,549,000 $ 4,549,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100%) (COST $78,516,456) (A)........             86,601,937
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.0%)....................                (19,750)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $86,582,187
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

   +  See Note A to Financial Statements.
  ++ Variable/floating rate security-rate disclosed is as of October 31, 1997. +++ Step Bond-Coupon Rate is low or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity date.
   *  Non-Income Producing Security
   #  144A Security; certain conditions for public resale may exist.
 PAC--Planned Amortization Class
  PO--Principal Only
 (a) The cost for federal income tax purposes was $78,537,374. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $8,064,563. This consisted of aggregate gross unrealized appreciation for all securities of $8,773,601 and aggregate gross unrealized depreciation for all securities of $709,038.

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                             FACE
                                                            AMOUNT     VALUE+

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (46.7%)
--------------------------------------------------------------------------------
U.S. TREASURY BOND (10.5%)
 7.125%, 2/15/23........................................  $4,500,000 $ 4,999,770
--------------------------------------------------------------------------------
U.S. TREASURY NOTES (36.2%)
 5.875%, 2/15/00........................................   3,000,000   3,010,140
 6.625%, 6/30/01........................................   8,100,000   8,319,266
 7.875%, 11/15/04.......................................   5,400,000   6,012,953
                                                                     -----------
                                                                      17,342,359
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $22,055,395).....              22,342,129
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (17.7%)
--------------------------------------------------------------------------------
BANKS (3.1%)
 ++Anchor Savings 5.265%, 8/15/08.......................     400,000     399,540
 St. Paul Bancorp 7.125%, 2/15/04.......................   1,050,000   1,067,062
                                                                     -----------
                                                                       1,466,602
--------------------------------------------------------------------------------
ENERGY (0.6%)
 Occidential Petroleum Corp. 11.125%, 6/1/19............     250,000     279,063
--------------------------------------------------------------------------------
FINANCIAL SERVICES (2.8%)
 #Hutchison Whampoa 7.45%, 8/1/17.......................   1,500,000   1,363,125
--------------------------------------------------------------------------------
INDUSTRIAL (4.2%)
+++Bell Cablemedia Plc, Step Bond 0.00/11.95%, 7/15/04..   1,100,000   1,020,250
 News America Holdings 7.75%, 12/1/45...................   1,000,000     992,500
                                                                     -----------
                                                                       2,012,750
--------------------------------------------------------------------------------
INSURANCE (5.7%)
 #Jefferson-Pilot Capital Trust Corp. 8.14%, 1/15/46....     900,000     924,750
 W.R. Berkley Capital Trust Corp. 8.197%, 12/15/45......     900,000     939,375
 #Zurich Capital Trust I 8.376%, 6/1/37.................     800,000     878,000
                                                                     -----------
                                                                       2,742,125
--------------------------------------------------------------------------------
UTILITIES (1.3%)
 System Energy Resources 7.28%, 8/1/99..................     400,000     405,500
 United Illuminating Co. 6.20%, 1/15/99.................     225,000     224,719
                                                                     -----------
                                                                         630,219
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $8,310,307).......               8,493,884
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT     VALUE+

-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (11.3%)
-------------------------------------------------------------------------------
 Federal National Mortgage Association, Series 1996-28,
  Class A, Structured Collateral 7.00%, 9/25/23......... $  600,000 $   613,122
 GE Capital Mortgage Services, Inc., Series 97-2 1A2
  6.75%, 3/25/27........................................    750,000     753,902
 Independent National Mortgage Corp., Series 1995-R A1
  7.25%, 11/25/10.......................................    796,538     808,980
 Prudential Home Mortgage Securities Co., Series 1993-
  15,
  Class A6 PAC (11) 6.75%, 5/25/08......................  1,000,000     994,636
 Prudential Home Mortgage Securities Co., Series 1994-1,
  Class A6 PAC-2 (22) 6.00%, 2/25/09....................  1,000,000     973,199
 Residential Funding Mortgage Securities, Series 1997-
  S9,
  Class A19 7.10%, 7/25/27..............................  1,200,000   1,230,540
 Salomon Brothers Mortgage Securities VII, Series 1996-
  2,
  Class A2 7.50%, 5/25/26...............................     37,429      37,602
-------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (COST $5,286,335)......................................              5,411,981
-------------------------------------------------------------------------------
ASSET BACKED SECURITIES (9.4%)
-------------------------------------------------------------------------------
 Americredit Automobile Receivables Trust, Series 1997-
  B,
  Class A2 6.36%, 9/12/00...............................  1,000,000   1,005,410
 Capita Equipment Receivables Trust, Series 1996-1,
  Class B 6.57%, 3/15/01................................    275,000     277,834
 CIT Group Home Equity Loan Trust, Series 1997-1,
  Class A2 6.17%, 10/15/08..............................  1,000,000   1,001,430
 Metris Master Trust, Series 1997-1, Class A 6.87%,
  10/20/05..............................................    795,000     820,581
 Union Acceptance Corp., Series 1997-C, Class A2 6.29%,
  1/8/01................................................  1,400,000   1,404,315
-------------------------------------------------------------------------------
TOTAL ASSET BACKED SECURITIES (COST $4,477,295).........              4,509,570
-------------------------------------------------------------------------------
AGENCY SECURITIES (3.1%)
-------------------------------------------------------------------------------
FEDERAL HOME LOAN BANK (3.1%)
 7.36%, 7/1/04 (COST $1,469,800)........................  1,400,000   1,498,994
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT     VALUE+

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (10.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (10.3%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/01/97, to be repurchased at $4,936,303,
  collateralized by $4,730,585 of various U.S. Treasury
  Notes 5.50%-8.75% due from 5/15/00-6/30/02 valued at
  $4,936,783 (COST $4,934,000).......................... $4,934,000 $ 4,934,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.5%) (COST $46,533,132)(A).........             47,190,558
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (1.5%)...............                706,695
-------------------------------------------------------------------------------
NET ASSETS (100%).......................................            $47,897,253
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

   +  See Note A to Financial Statements.
  ++ Variable/Floating rate security--rate disclosed is as of October 31, 1997.
 +++ Step Bond--Coupon rate is low or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity date.
   #  144A Security; certain conditions for public sale may exist.
 PAC--Planned Amortization Class
 (a) The cost for federal income tax purposes was $46,537,252. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $653,306. This consisted of aggregate gross unrealized appreciation for all securities of $803,138 and aggregate gross unrealized depreciation for all securities of $149,832.

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                            SHARES    VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (98.9%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.6%)
 United Technologies Corp. ...............................    2,100 $   147,000
-------------------------------------------------------------------------------
BANKS (6.8%)
 BankAmerica Corp. .......................................    7,500     536,250
 Chase Manhattan Corp. ...................................    3,850     444,194
 Citicorp.................................................    2,750     343,922
 U.S. Bancorp.............................................    3,950     401,666
 Washington Federal, Inc. ................................    1,870      55,632
                                                                    -----------
                                                                      1,781,664
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (2.7%)
 ConAgra, Inc. ...........................................   11,400     343,425
 CPC International, Inc. .................................    3,650     361,350
                                                                    -----------
                                                                        704,775
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (2.7%)
 AlliedSignal, Inc. ......................................   13,000     468,000
 Caterpillar Inc. ........................................    4,400     225,500
                                                                    -----------
                                                                        693,500
-------------------------------------------------------------------------------
COMPUTERS (2.8%)
 HBO & Co. ...............................................   11,450     497,359
 *Visio Corp. ............................................    6,050     224,984
                                                                    -----------
                                                                        722,343
-------------------------------------------------------------------------------
COMPUTER SOFTWARE (4.3%)
 *BMC Software, Inc. .....................................    4,850     292,212
 Computer Associates International, Inc. .................    6,650     495,841
 *Microsoft Corp. ........................................    2,550     331,341
                                                                    -----------
                                                                      1,119,394
-------------------------------------------------------------------------------
CONSUMER CYCLICAL (1.7%)
 *HFS, Inc. ..............................................    6,250     440,625
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            SHARES    VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
CONSUMER STAPLES (7.4%)
 American Stores Co. .....................................   18,950 $   486,778
 Clorox Co. ..............................................    5,350     374,500
 *Fred Meyer, Inc. .......................................   12,800     365,600
 Procter & Gamble Co. ....................................    3,200     217,600
 *Safeway, Inc. ..........................................    8,700     505,688
                                                                    -----------
                                                                      1,950,166
-------------------------------------------------------------------------------
ELECTRICAL GOODS (1.8%)
 General Electric Co. ....................................    7,350     474,534
-------------------------------------------------------------------------------
ELECTRONICS (3.0%)
 *Adaptec, Inc. ..........................................    9,400     456,194
 Hewlett-Packard Co. .....................................    5,450     336,197
                                                                    -----------
                                                                        792,391
-------------------------------------------------------------------------------
ENERGY (9.8%)
 Columbia Gas System, Inc. ...............................    6,850     494,912
 Halliburton Co. .........................................    6,300     375,637
 Mobil Corp. .............................................    5,650     411,391
 Schlumberger Ltd. .......................................    4,650     406,875
 Tidewater, Inc. .........................................    5,050     331,722
 Williams Cos., Inc. .....................................   10,575     538,664
                                                                    -----------
                                                                      2,559,201
-------------------------------------------------------------------------------
ENVIRONMENTAL (4.6%)
 *U.S.A. Waste Services, Inc. ............................   16,552     612,424
 *U.S. Filter Corp. ......................................   14,950     599,869
                                                                    -----------
                                                                      1,212,293
-------------------------------------------------------------------------------
FINANCIAL SERVICES (4.7%)
 Equifax, Inc. ...........................................    6,150     191,034
 Merrill Lynch & Co., Inc. ...............................    4,350     294,169
 SunAmerica, Inc. ........................................    7,700     276,719
 Travelers Group, Inc. ...................................    6,633     464,310
                                                                    -----------
                                                                      1,226,232
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            SHARES    VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
HEALTH CARE (5.5%)
 Cardinal Health, Inc. ...................................    7,075 $   525,319
 *HEALTHSOUTH Corp. ......................................   20,300     518,919
 *Tenet Healthcare Corp. .................................   12,850     392,728
                                                                    -----------
                                                                      1,436,966
-------------------------------------------------------------------------------
INDUSTRIAL (2.7%)
 *Corrections Corporation of America......................   12,700     387,350
 Johnson Controls, Inc. ..................................    7,000     314,125
                                                                    -----------
                                                                        701,475
-------------------------------------------------------------------------------
INSURANCE (6.3%)
 American International Group, Inc. ......................    4,725     482,245
 Conseco, Inc. ...........................................   11,700     510,412
 MGIC Investment Corp. ...................................    8,450     509,641
 UNUM Corp. ..............................................    2,950     143,813
                                                                    -----------
                                                                      1,646,111
-------------------------------------------------------------------------------
MISCELLANEOUS (1.7%)
 Tyco International Ltd. .................................   11,700     441,675
-------------------------------------------------------------------------------
MULTI-INDUSTRY (5.2%)
 Cognizant Corp. .........................................    9,600     376,200
 *Republic Industries, Inc. ..............................   16,400     483,800
 *Thermo Electron Corp. ..................................   13,500     503,719
                                                                    -----------
                                                                      1,363,719
-------------------------------------------------------------------------------
PHARMACEUTICALS (5.7%)
 Abbott Laboratories......................................    5,550     340,284
 Merck & Co., Inc. .......................................    3,350     298,987
 Pfizer, Inc. ............................................    6,000     424,500
 Schering-Plough Corp. ...................................    7,800     437,288
                                                                    -----------
                                                                      1,501,059
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            SHARES    VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
RETAIL (9.3%)
 *Borders Group, Inc. ....................................   12,700 $   329,406
 *Costco Companies, Inc. .................................   18,900     725,287
 Home Depot, Inc. ........................................   10,150     564,594
 Nordstrom, Inc. .........................................    6,300     385,088
 *Staples, Inc. ..........................................   16,400     429,475
                                                                    -----------
                                                                      2,433,850
-------------------------------------------------------------------------------
SERVICES (0.5%)
 Service Corp. International..............................    4,600     140,012
-------------------------------------------------------------------------------
TECHNOLOGY (3.6%)
 *Cisco Systems, Inc. ....................................    4,050     332,227
 Intel Corp. .............................................    5,900     454,484
 *Iomega Corp. ...........................................    6,100     163,556
                                                                    -----------
                                                                        950,267
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.3%)
 Lucent Technologies, Inc. ...............................    4,250     350,359
-------------------------------------------------------------------------------
UTILITIES (4.2%)
 *Airtouch Communications, Inc. ..........................   13,500     521,438
 *WorldCom, Inc. .........................................   17,300     581,172
                                                                    -----------
                                                                      1,102,610
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $22,585,635)....................          $25,892,221
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY FUND
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT    VALUE+

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.4%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.4%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/3/97, to be repurchased at $359,168, collateralized
  by $344,199 of various U.S. Treasury Notes, 5.50%-8.75%
  due from 5/15/00-6/30/02, valued at $359,203 (COST
  $359,000).............................................. $359,000 $   359,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%) (COST $22,944,635)(A).........          $26,251,221
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-0.3%)...............              (81,865)
-------------------------------------------------------------------------------
NET ASSETS (100%)........................................          $26,169,356
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security
(a) The cost for federal income tax purposes was $22,980,694. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $3,270,527. This consisted of aggregate gross unrealized appreciation for all securities of $3,582,073 and aggregate gross unrealized depreciation for all securities of $311,546.

    The accompanying notes are an integral part of the financial statements.

SIRACH PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

                                             SIRACH                   SIRACH
                                            SPECIAL       SIRACH     STRATEGIC
                                             EQUITY       GROWTH     BALANCED
                                           PORTFOLIO    PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments and Repurchase Agreements at
  Cost................................... $302,896,660 $137,143,105 $78,516,456
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Investments, at Value (excluding Repur-
  chase Agreements)...................... $355,023,340 $143,392,481 $82,052,937
 Repurchase Agreements, at value.........   12,251,000   15,413,000   4,549,000
 Cash....................................      791,359          --          --
 Receivable for Investments Sold.........    2,752,332    4,474,299   1,379,447
 Dividends Receivable....................       48,423       56,637      19,879
 Receivable for Portfolio Shares Sold....   10,170,933       49,749      29,664
 Interest Receivable.....................        1,906        2,398     399,337
 Other Assets............................       10,017        3,843       1,957
-------------------------------------------------------------------------------
  Total Assets...........................  381,049,310  163,392,407  88,432,221
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.......    8,938,969    4,964,441   1,569,997
 Payable for Portfolio Shares Redeemed ..    1,357,070      215,307      93,502
 Payable for Investment Advisory Fees--
  Note B.................................      231,500       89,675      48,433
 Payable for Administrative Fees--Note
  C......................................       46,024       18,037      13,214
 Payable for Custodian Fees--Note D......       24,526        8,668      16,927
 Payable for Distribution Fees--Note E...          496        5,976          71
 Payable for Account Services Fees--Note
  F......................................        2,286        5,954       3,058
 Payable for Directors' Fees--Note G.....        1,541          970         814
 Payable to Custodian Bank--Note D.......          --           138      82,338
 Other Liabilities.......................       39,962       24,903      21,680
-------------------------------------------------------------------------------
  Total Liabilities......................   10,642,374    5,334,069   1,850,034
-------------------------------------------------------------------------------
NET ASSETS............................... $370,406,936 $158,058,338 $86,582,187
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital......................... $247,121,990 $104,064,415 $66,055,325
 Undistributed Net Investment Income.....          --       155,688     318,361
 Accumulated Net Realized Gain...........   58,907,266   32,175,859  12,123,020
 Unrealized Appreciation.................   64,377,680   21,662,376   8,085,481
-------------------------------------------------------------------------------
NET ASSETS............................... $370,406,936 $158,058,338 $86,582,187
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
NET ASSETS............................... $368,430,104 $132,530,136 $86,204,464
 Shares Issued and Outstanding ($0.001
  par value)+............................   24,635,929    8,582,505   6,928,658
 Net Asset Value, Offering, and Redemp-
  tion Price Per Share................... $      14.95 $      15.44 $     12.44
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
NET ASSETS............................... $  1,976,832 $ 25,528,202 $   377,723
 Shares Issued and Outstanding ($0.001
  par value) (Authorized 10,000,000).....      132,618    1,654,087      30,367
 Net Asset Value, Offering, and Redemp-
  tion Price Per Share................... $      14.91 $      15.43 $     12.44
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 + Authorized Institutional Class Shares

    The accompanying notes are an integral part of the financial statements.

SIRACH PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

                                                          SIRACH
                                                           FIXED      SIRACH
                                                          INCOME      EQUITY
                                                         PORTFOLIO   PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments and Repurchase Agreements at Cost......... $46,533,132 $22,944,635
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 Investments, at Value (excluding Repurchase Agree-
  ments)............................................... $42,256,558 $25,892,221
 Repurchase Agreements, at value.......................   4,934,000     359,000
 Cash..................................................         --          228
 Receivable for Investments Sold.......................       8,556     201,661
 Dividends Receivable..................................         --       12,154
 Receivable for Portfolio Shares Sold..................       4,496       2,704
 Interest Receivable...................................     754,183          56
 Other Assets..........................................       1,077         532
-------------------------------------------------------------------------------
  Total Assets.........................................  47,958,870  26,468,556
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.....................         --      253,781
 Payable for Portfolio Shares Redeemed.................      17,729       1,256
 Payable for Investment Advisory Fees--Note B..........       3,390      11,878
 Payable for Administrative Fees--Note C...............       8,580       6,166
 Payable for Custodian Fees--Note D....................       5,545       3,709
 Payable for Directors' Fees--Note G...................         700         647
 Payable to Custodian Bank--Note D.....................         745         --
 Other Liabilities.....................................      24,928      21,763
-------------------------------------------------------------------------------
  Total Liabilities....................................      61,617     299,200
-------------------------------------------------------------------------------
NET ASSETS............................................. $47,897,253 $26,169,356
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital....................................... $46,571,304 $22,050,143
 Undistributed Net Investment Income...................     308,127      10,946
 Accumulated Net Realized Gain.........................     360,396     801,681
 Unrealized Appreciation...............................     657,426   3,306,586
-------------------------------------------------------------------------------
NET ASSETS............................................. $47,897,253 $26,169,356
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
NET ASSETS............................................. $47,897,253 $26,169,356
 Shares Issued and Outstanding ($0.001 par value)+.....   4,777,816   1,871,255
 Net Asset Value, Offering, and Redemption Price Per
  Share................................................ $     10.02 $     13.98
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
NET ASSETS.............................................         --          --
 Shares Issued and Outstanding ($0.001 par value) (Au-
  thorized 10,000,000).................................         --          --
 Net Asset Value, Offering, and Redemption Price Per
  Share................................................         --          --
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
 + Authorized Institutional Class Shares

    The accompanying notes are an integral part of the financial statements.

SIRACH PORTFOLIOS
STATEMENTS OF OPERATIONS
Year Ended Ended October 31, 1997

                                    SIRACH                                        SIRACH
                                    SPECIAL                 SIRACH              STRATEGIC
                                    EQUITY                  GROWTH               BALANCED
                                   PORTFOLIO              PORTFOLIO             PORTFOLIO
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................             $    427,379           $ 1,314,979           $   435,032
 Interest.................                  994,179             1,295,727             2,964,844
------------------------------------------------------------------------------------------------
  Total Income............                1,421,558             2,610,706             3,399,876
------------------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory
  Fees--Note B
  Basic Fees..............  $2,768,336               $981,338              $550,068
  Less: Fees Waived.......         --     2,768,336       --      981,338       --      550,068
                            ----------               --------              --------
 Administrative Fees--Note
  C.......................                  544,232               210,088               155,542
 Custodian Fees--Note D...                   42,649                18,919                14,786
 Distribution Fees--Note
  E.......................                    4,984                56,537                   605
 Account Services Fee--
  Note F..................                   18,000                45,314                17,597
 Directors' Fees--Note G..                    7,074                 3,977                 3,275
 Audit Fees...............                   26,159                15,846                14,827
 Legal Fees...............                   24,678                10,537                 5,980
 Printing Fees............                   15,252                16,616                15,919
 Registration and Filing
  Fees....................                   38,410                24,848                20,155
 Other Expenses...........                   64,695                20,313                18,193
------------------------------------------------------------------------------------------------
  Total Expenses..........                3,554,469             1,404,333               816,947
------------------------------------------------------------------------------------------------
 Expense Offset--Note A...                   (6,104)                 (658)               (1,354)
------------------------------------------------------------------------------------------------
  Net Expenses............                3,548,365             1,403,675               815,593
------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (LOSS)...................               (2,126,807)            1,207,031             2,584,283
------------------------------------------------------------------------------------------------
NET REALIZED GAIN ON IN-
 VESTMENTS................               59,936,569            32,422,800            12,346,754
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 ON INVESTMENTS...........              (22,635,983)            6,913,248             1,157,105
------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON
 INVESTMENTS..............               37,300,586            39,336,048            13,503,859
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS...............             $ 35,173,779           $40,543,079           $16,088,142
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH PORTFOLIOS
STATEMENTS OF OPERATIONS--(CONTINUED)
Year Ended October 31, 1997

                                            SIRACH
                                            FIXED                 SIRACH
                                            INCOME                EQUITY
                                          PORTFOLIO              PORTFOLIO
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.........................             $       --            $  131,351
 Interest..........................              2,251,403                54,556
---------------------------------------------------------------------------------
  Total Income.....................              2,251,403               185,907
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees.......................  $ 212,895              $101,048
  Less: Fees Waived................   (145,703)     67,192   (82,349)     18,699
                                     ---------              --------
 Administrative Fees--Note C.......                 97,629                54,017
 Custodian Fees--Note D............                  6,259                10,175
 Distribution Fees--Note E.........                    --                    --
 Account Services Fee--Note F......                  4,043                 1,874
 Directors' Fees--Note G...........                  2,440                 1,984
 Audit Fees........................                 13,205                 7,500
 Legal Fees........................                  1,875                   782
 Printing Fees.....................                 13,752                   --
 Registration and Filing Fees......                 21,167                23,279
 Other Expenses....................                 21,963                21,909
---------------------------------------------------------------------------------
  Total Expenses...................                249,525               140,219
---------------------------------------------------------------------------------
 Expense Offset--Note A............                 (4,200)                 (335)
---------------------------------------------------------------------------------
  Net Expenses.....................                245,325               139,884
---------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS).......              2,006,078                46,023
---------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS...                814,795               802,110
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON
 INVESTMENTS.......................                468,543             3,216,213
---------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS.....              1,283,338             4,018,323
---------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM OPERATIONS..             $3,289,416            $4,064,346
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED     YEAR ENDED
                                                     OCTOBER 31,    OCTOBER 31,
                                                        1997           1996
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment (Loss)............................. $  (2,126,807) $  (1,418,991)
 Net Realized Gain.................................    59,936,569    103,695,546
 Net Change in Unrealized
  Appreciation/Depreciation........................   (22,635,983)     3,942,509
---------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Opera-
   tions...........................................    35,173,779    106,219,064
---------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class..............................           --        (736,639)
 Net Realized Gain:
  Institutional Class..............................   (94,454,824)  (104,062,768)
  Institutional Service Class......................      (230,305)           --
---------------------------------------------------------------------------------
   Total Distributions.............................   (94,685,129)  (104,799,407)
---------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE K):
 Institutional Class:
  Issued...........................................   518,941,786     49,166,742
        --In Lieu of Cash Distributions............    92,086,326    102,741,800
  Redeemed.........................................  (624,309,111)  (210,082,635)
---------------------------------------------------------------------------------
   Net Decrease from Institutional Class Shares....   (13,280,999)   (58,174,093)
---------------------------------------------------------------------------------
 Institutional Service Class*:
  Issued...........................................     2,413,514      1,760,960
        --In Lieu of Cash Distributions............       230,305            --
  Redeemed.........................................    (1,777,851)      (699,549)
---------------------------------------------------------------------------------
   Net Increase from Institutional Service Class
    Shares.........................................       865,968      1,061,411
---------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital Share
    Transactions...................................   (12,415,031)   (57,112,682)
---------------------------------------------------------------------------------
 Total Decrease....................................   (71,926,381)   (55,693,025)
Net Assets:
 Beginning of Year.................................   442,333,317    498,026,342
---------------------------------------------------------------------------------
 End of Year (including undistributed net invest-
  ment income of $0 and $0, respectively).......... $ 370,406,936  $ 442,333,317
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

 * Initial offering of Institutional Service Class Shares began on March 22,
   1996.

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                      YEAR ENDED    YEAR ENDED
                                                     OCTOBER 31,   OCTOBER 31,
                                                         1997          1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.............................  $  1,207,031  $  1,180,493
 Net Realized Gain.................................    32,422,800    22,211,165
 Net Change in Unrealized Appreciation.............     6,913,248     2,947,210
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Opera-
   tions...........................................    40,543,079    26,338,868
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class..............................    (1,170,706)   (1,064,254)
  Institutional Service Class......................      (131,548)       (3,552)
 Realized Net Gain:
  Institutional Class..............................   (18,774,806)          --
  Institutional Service Class......................    (2,206,978)          --
--------------------------------------------------------------------------------
   Total Distributions.............................   (22,284,038)   (1,067,806)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE K):
 Institutional Class:
  Issued...........................................    27,280,256    32,367,362
    --In Lieu of Cash Distributions................    19,113,553       985,751
  Redeemed.........................................   (57,746,105)  (44,372,083)
--------------------------------------------------------------------------------
   Net Decrease from Institutional Class Shares....   (11,352,296)  (11,018,970)
--------------------------------------------------------------------------------
 Institutional Service Class*:
  Issued...........................................    13,498,163    14,445,297
    --In Lieu of Cash Distributions................     2,338,526         3,552
  Redeemed.........................................    (8,103,907)      (68,952)
--------------------------------------------------------------------------------
   Net Increase from Institutional Service Class
    Shares.........................................     7,732,782    14,379,897
--------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital Share
    Transactions...................................    (3,619,514)    3,360,927
--------------------------------------------------------------------------------
 Total Increase....................................    14,639,527    28,631,989
Net Assets:
 Beginning of Year.................................   143,418,811   114,786,822
--------------------------------------------------------------------------------
 End of Year (including undistributed net
  investment income of $155,688 and $250,911,
  respectively)....................................  $158,058,338  $143,418,811
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 *Initial offering of Institutional Service Class Shares began on March 22,
   1996.

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED    YEAR ENDED
                                                      OCTOBER 31,   OCTOBER 31,
                                                          1997          1996
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income............................... $  2,584,283  $  2,710,370
 Net Realized Gain...................................   12,346,754    11,567,491
 Net Change in Unrealized Appreciation/Depreciation..    1,157,105    (1,526,919)
---------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Opera-
   tions.............................................   16,088,142    12,750,942
---------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class................................   (2,609,834)   (2,789,994)
  Institutional Service Class*.......................       (7,305)          --
 Net Realized Gain:
  Institutional Class................................   (9,238,271)          --
---------------------------------------------------------------------------------
   Total Distributions...............................  (11,855,410)   (2,789,994)
---------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE K):
 Institutional Class:
  Issued.............................................   16,651,416    12,209,599
        --In Lieu of Cash Distributions..............   11,748,811     2,784,689
  Redeemed...........................................  (29,827,011)  (37,359,268)
---------------------------------------------------------------------------------
   Net Decrease from Institutional Class Shares......   (1,426,784)  (22,364,980)
---------------------------------------------------------------------------------
 Institutional Service Class*:
  Issued.............................................      686,936           --
        --In Lieu of Cash Distributions..............        7,305           --
  Redeemed...........................................     (348,012)          --
---------------------------------------------------------------------------------
   Net Increase from Institutional Service Class
    Shares...........................................      346,229           --
---------------------------------------------------------------------------------
   Net Decrease from Capital Share Transactions......   (1,080,555)  (22,364,980)
---------------------------------------------------------------------------------
  Total Increase (Decrease)..........................    3,152,177   (12,404,032)
Net Assets:
 Beginning of Year...................................   83,430,010    95,834,042
---------------------------------------------------------------------------------
 End of Year (including undistributed net investment
  income of $318,361 and $336,195 respectively)...... $ 86,582,187  $ 83,430,010
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

 *Initial offering of Institutional Service Class Shares began on March 7,
   1997.

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED   YEAR ENDED
                                                       OCTOBER 31,  OCTOBER 31,
                                                          1997         1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................ $ 2,006,078  $   943,345
 Net Realized Gain....................................     814,795      173,221
 Net Change in Unrealized Appreciation/Depreciation...     468,543     (282,306)
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions..............................................   3,289,416      834,260
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................  (1,829,666)    (898,915)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE K):
 Issued...............................................  34,638,786   10,044,016
--In Lieu of Cash Distributions.......................   1,831,089      897,150
 Redeemed.............................................  (8,835,691)  (7,511,761)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions........  27,634,184    3,429,405
--------------------------------------------------------------------------------
 Total Increase.......................................  29,093,934    3,364,750
NET ASSETS:
 Beginning of Year....................................  18,803,319   15,438,569
--------------------------------------------------------------------------------
 End of Year (including undistributed net investment
  income of $308,127 and $138,014, respectively)...... $47,897,253  $18,803,319
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                     YEAR ENDED   JULY 1, 1996**
                                                     OCTOBER 31,  TO OCTOBER 31,
                                                        1997           1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.............................. $    46,023    $    2,924
 Net Realized Gain (Loss)...........................     802,110        25,685
 Net Change in Unrealized
  Appreciation/Depreciation.........................   3,216,213        90,373
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions............................................   4,064,346       118,982
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..............................     (24,915)       (1,215)
 Net Realized Gain..................................     (37,985)          --
--------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS...............................     (62,900)       (1,215)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE K):
 Issued.............................................  20,525,559     6,424,415
 --In Lieu of Cash Distributions....................      62,900         1,215
 Redeemed...........................................  (4,830,582)     (133,364)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions......  15,757,877     6,292,266
--------------------------------------------------------------------------------
 Total Increase.....................................  19,759,323     6,410,033
Net Assets:
 Beginning of Period................................   6,410,033           --
--------------------------------------------------------------------------------
 End of Period (including undistributed net
  investment income of $10,946 and $1,709,
  respectively)..................................... $26,169,356    $6,410,033
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

** Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   INSTITUTIONAL
                                      INSTITUTIONAL CLASS                          SERVICE CLASS
                          ---------------------------------------------------   ---------------------
                                     YEAR ENDED OCTOBER 31,
                          ---------------------------------------------------
                                                                                           MARCH 22,
                                                                                           1996+ TO
                                                                                          OCTOBER 31,
                            1997       1996       1995      1994       1993      1997        1996
------------------------------------------------------------------------------------------------------
                                                                 ------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $  17.98   $  18.80   $  16.10  $  19.10   $  15.03   $ 17.97     $ 16.54
------------------------------------------------------------------------------------------------------
                                                                 ------------------------
INCOME FROM INVESTMENT
 OPERATIONS.............
 Net Investment Income
  (Loss)................     (0.09)     (0.06)      0.11      0.04      (0.01)    (0.11)      (0.01)
 Net Realized and
  Unrealized Gain
  (Loss)................      0.98       3.51       3.65     (0.90)      4.68      0.97        1.44
------------------------------------------------------------------------------------------------------
                                                                 ------------------------
 Total from Investment
  Operations............      0.89       3.45       3.76     (0.86)      4.67      0.86        1.43
------------------------------------------------------------------------------------------------------
                                                                 ------------------------
DISTRIBUTIONS
 Net Investment Income..       --       (0.03)     (0.11)    (0.02)     (0.01)      --          --
 Net Realized Gain......     (3.92)     (4.24)     (0.95)    (2.12)     (0.59)    (3.92)        --
------------------------------------------------------------------------------------------------------
                                                                 ------------------------
 Total Distributions....     (3.92)     (4.27)     (1.06)    (2.14)     (0.60)    (3.92)        --
------------------------------------------------------------------------------------------------------
                                                                 ------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $  14.95   $  17.98   $  18.80  $  16.10   $  19.10   $ 14.91     $ 17.97
------------------------------------------------------------------------------------------------------
                                                                 ------------------------
------------------------------------------------------------------------------------------------------
                                                                 ------------------------
TOTAL RETURN............      8.11%     23.62%     25.31%    (4.68)%    31.81%     7.91%       8.65%**
------------------------------------------------------------------------------------------------------
                                                                 ------------------------
------------------------------------------------------------------------------------------------------
                                                                 ------------------------
RATIOS AND SUPPLEMENTAL
 DATA
 Net Assets, End of Pe-
  riod (Thousands)......  $368,430   $441,326   $498,026  $513,468   $528,078   $ 1,977     $ 1,007
 Ratio of Expenses to
  Average Net Assets....      0.89%      0.87%      0.85%     0.88%      0.89%     1.14%       1.12%*
 Ratio of Net Investment
  Income (Loss) to
  Average Net Assets....     (0.53)%    (0.29)%     0.64%     0.27%     (0.03)%   (0.78)%     (0.64)%*
 Portfolio Turnover
  Rate..................       114%       129%       137%      107%       102%      114%        129%
 Average Commission
  Rate#.................  $ 0.0571   $ 0.0590        N/A       N/A        N/A   $0.0571     $0.0590
------------------------------------------------------------------------------------------------------
                                                                 ------------------------
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets...............      0.89%      0.87%      0.85%      N/A        N/A      1.14%       1.12%*
------------------------------------------------------------------------------------------------------
                                                                 ------------------------

 * Annualized
** Not Annualized
 + Initial offering of Institutional Service Class Shares
 # Beginning with fiscal year 1996, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    INSTITUTIONAL CLASS                INSTITUTIONAL SERVICE CLASS
                           -----------------------------------------   ------------------------------
                                  YEARS ENDED            DECEMBER 1,       YEAR           MARCH 22,
                                  OCTOBER 31,             1993+ TO         ENDED          1996++ TO
                           ----------------------------  OCTOBER 31,    OCTOBER 31,      OCTOBER 31,
                             1997      1996      1995       1994           1997             1996
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD..........  $  14.01  $  11.35  $   9.66    $ 10.00       $       14.00    $       12.80
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income...      0.12      0.12      0.15       0.10                0.07             0.07
 Net Realized and
  Unrealized Gain
  (Loss).................      3.55      2.65      1.70      (0.36)               3.56             1.19
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------
 Total from Investment
  Operations.............      3.67      2.77      1.85      (0.26)               3.63             1.26
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------
DISTRIBUTIONS
 Net Investment Income...     (0.13)    (0.11)    (0.16)     (0.08)              (0.09)           (0.06)
 Realized Net Gain.......     (2.11)      --        --         --                (2.11)             --
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------
 Total Distributions.....     (2.24)    (0.11)    (0.16)     (0.08)              (2.20)           (0.06)
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------
NET ASSET VALUE, END OF
 PERIOD..................  $  15.44  $  14.01  $  11.35    $  9.66       $       15.43    $       14.00
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------
TOTAL RETURN.............     30.86%    24.52%    19.33%     (2.58)%**           30.53%            9.87%**
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------
RATIOS AND SUPPLEMENTAL
 DATA
 Net Assets, End of Pe-
  riod (Thousands).......  $132,530  $128,982  $114,787    $80,944       $      25,528    $      14,437
 Ratio of Expenses to Av-
  erage Net Assets.......      0.90%     0.87%     0.86%      0.92%*              1.15%            1.12%*
 Ratio of Net Investment
  Income to Average Net
  Assets.................      0.84%     0.97%     1.48%      1.13%*              0.57%            0.72%*
 Portfolio Turnover
  Rate...................       138%      151%      119%       141%                138%             151%
 Average Commission
  Rate#..................  $ 0.0600  $ 0.0600       N/A        N/A       $      0.0600    $      0.0600
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------
 Ratio of Expenses to Av-
  erage Net Assets In-
  cluding Expense Off-
  sets...................      0.90%     0.86%     0.84%       N/A                1.15%            1.11%*
-----------------------------------------------------------------------------------------------------
                                                              ----------------------------

 * Annualized
** Not Annualized
 + Commencement of Operations
++ Initial offering of Institutional Service Class Shares
 # Beginning with the fiscal year 1996, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged during the period.

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   INSTITUTIONAL
                                  INSTITUTIONAL CLASS              SERVICE CLASS
                          --------------------------------------   -------------
                                YEAR ENDED           DECEMBER 1,     MARCH 7,
                                OCTOBER 31            1993+ TO       1997++ TO
                          -------------------------  OCTOBER 31,    OCTOBER 31,
                           1997     1996     1995       1994           1997
--------------------------------------------------------------------------------
                                                                     -----------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........  $ 11.99  $ 10.75  $  9.35    $ 10.00        $ 11.26
--------------------------------------------------------------------------------
                                                                     -----------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..     0.37     0.36     0.36       0.27           0.19
 Net Realized and
  Unrealized Gain
  (Loss)................     1.81     1.24     1.39      (0.69)          1.21
--------------------------------------------------------------------------------
                                                                     -----------
 Total From Investment
  Operations............     2.18     1.60     1.75      (0.42)          1.40
--------------------------------------------------------------------------------
                                                                     -----------
DISTRIBUTIONS
 Net Investment Income..    (0.37)   (0.36)   (0.35)     (0.23)         (0.22)
 Net Realized Gain......    (1.36)     --       --         --             --
--------------------------------------------------------------------------------
                                                                     -----------
 Total Distributions....    (1.73)   (0.36)   (0.35)     (0.23)         (0.22)
--------------------------------------------------------------------------------
                                                                     -----------
NET ASSET VALUE, END OF
 PERIOD.................  $ 12.44  $ 11.99  $ 10.75    $  9.35        $ 12.44
--------------------------------------------------------------------------------
                                                                     -----------
--------------------------------------------------------------------------------
                                                                     -----------
TOTAL RETURN............    20.78%   15.13%   19.10%     (4.19)%**      12.57%**
--------------------------------------------------------------------------------
                                                                     -----------
--------------------------------------------------------------------------------
                                                                     -----------
RATIOS AND SUPPLEMENTAL
 DATA...................
 Net Assets, End of Pe-
  riod (Thousands)......  $86,204  $83,430  $95,834    $99,564        $   378
 Ratio of Expenses to
  Average Net Assets....     0.97%    0.93%    0.87%      0.90%*         1.22%*
 Ratio of Net Investment
  Income to Average Net
  Assets................     3.06%    3.04%    3.49%      3.05%*         2.71%*
 Portfolio Turnover
  Rate..................      128%     172%     158%       158%           128%
 Average Commission
  Rate#.................  $0.0598  $0.0600      N/A        N/A        $0.0598
--------------------------------------------------------------------------------
                                                                     -----------
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets...............     0.97%    0.92%    0.86%       N/A           1.22%*
--------------------------------------------------------------------------------
                                                                     -----------
--------------------------------------------------------------------------------
                                                                     -----------

 * Annualized
** Not Annualized
 + Commencement of Operations
++ Initial Offering of Institutional Service Class Shares
 # Beginning with fiscal year 1996, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

    The accompanying notes are an integral part of the financial statements. SIRACH FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   DECEMBER 1,
                                        YEAR ENDED OCTOBER 31,      1993+ TO
                                        -------------------------  OCTOBER 31,
                                         1997     1996     1995       1994
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..  $  9.74  $  9.88  $  9.16    $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income................     0.51     0.55     0.58       0.48
 Net Realized and Unrealized Gain
  (Loss)..............................     0.29    (0.15)    0.73      (0.91)
--------------------------------------------------------------------------------
 Total From Investment Operations.....     0.80     0.40     1.31      (0.43)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income................    (0.52)   (0.54)   (0.59)     (0.41)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........  $ 10.02  $  9.74  $  9.88    $  9.16
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN++........................     8.46%    4.21%   14.75%     (4.33)%**
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thou-
  sands)..............................  $47,897  $18,803  $15,439    $12,178
 Ratio of Expenses to Average Net
  Assets..............................     0.76%    0.76%    0.76%      0.75%*
 Ratio of Net Investment Income to Av-
  erage Net Assets....................     6.13%    5.84%    6.13%      5.37%*
 Portfolio Turnover Rate..............      197%     260%     165%       230%
--------------------------------------------------------------------------------
 Voluntarily Waived Fees and Expenses
  Assumed by the
  Adviser Per Share...................  $  0.04  $  0.07  $  0.06    $  0.08
 Ratio of Expenses to Average Net
  Assets Including Expense Offsets....     0.75%    0.75%    0.75%       N/A
--------------------------------------------------------------------------------

 * Annualized
** Not Annualized
 + Commencement of Operations
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated during the periods.

SIRACH EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                     YEAR ENDED  JULY 1, 1996+
                                                     OCTOBER 31, TO OCTOBER 31,
                                                        1997          1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD................   $ 10.97      $ 10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..............................      0.03         0.01
 Net Realized and Unrealized Gain...................      3.06         0.97
-------------------------------------------------------------------------------
  Total From Investment Operations..................      3.09         0.98
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..............................     (0.02)       (0.01)
 Net Realized Gain..................................     (0.06)         --
-------------------------------------------------------------------------------
  Total Distributions...............................     (0.08)       (0.01)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD......................   $ 13.98      $ 10.97
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN++......................................     28.34%        9.80%**
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands)..............   $26,169      $ 6,410
 Ratio of Expenses to Average Net Assets............      0.90%        1.03%*
 Ratio of Net Investment Income to Average Net As-
  sets..............................................      0.30%        0.39%*
 Portfolio Turnover Rate............................        89%          34%
 Average Commission Rate............................   $0.0599      $0.0600
-------------------------------------------------------------------------------
 Voluntarily Waived Fees and Expenses Assumed by the
  Adviser Per Share.................................   $  0.05      $  0.14
 Ratio of Expenses to Average Net Assets Including
  Expense Offsets...................................      0.90%        0.90%*
-------------------------------------------------------------------------------

 * Annualized
** Not Annualized
 + Commencement of Operations
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

    The accompanying notes are an integral part of the financial statements.

                               SIRACH PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Fixed Income Portfolio, and Sirach Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The Portfolios are authorized to offer two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares. As of October 31, 1997, the Sirach Special Equity Portfolio, Sirach Growth Portfolio, and the Sirach Strategic Balanced Portfolio have issued Institutional Service Class Shares. Both classes of shares have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolios are as follows:

  SIRACH SPECIAL EQUITY PORTFOLIO seeks to provide maximum long-term growth of capital consistent with reasonable risk to principal, by investing in small to medium capitalized companies with particularly attractive financial characteristics.

  SIRACH GROWTH PORTFOLIO seeks to provide long-term capital growth consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks.

  SIRACH STRATEGIC BALANCED PORTFOLIO seeks to provide long-term growth of capital consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks and fixed income securities.

  SIRACH FIXED INCOME PORTFOLIO seeks to provide above-average total return with reasonable risk to principal by investing primarily in investment grade fixed income securities.

  SIRACH EQUITY PORTFOLIO seeks to provide long-term capital growth consistent with reasonable risk to principal by investing, under normal circumstances, up to 90% of its total assets in common stocks of companies that offer long-term growth potential.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by each of the Portfolios in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at the mean between bid and ask. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are

                               SIRACH PORTFOLIOS
  readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolios' intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and net operating losses.

  Permanent book and tax basis difference relating to shareholder distributions resulted in reclassification as follows:

                                         UNDISTRIBUTED  ACCUMULATED
                                         NET INVESTMENT NET REALIZED   PAID IN
   SIRACH PORTFOLIO                          INCOME     GAIN/(LOSS)    CAPITAL
   ----------------                      -------------- ------------  ---------
   Sirach Special Equity................   $2,126,807   $(1,418,992)  $(707,815)
   Sirach Strategic Balanced............       15,022       (15,022)        --
   Sirach Fixed Income..................       (6,299)        6,299         --
   Sirach Equity........................      (11,871)       11,871         --

  Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective

                               SIRACH PORTFOLIOS
  lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Sirach Capital Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at monthly fees calculated at an annual rate of average daily net assets for the month as follows:

SIRACH PORTFOLIOS                                                          RATE
-----------------                                                          -----
Special Equity............................................................ 0.70%
Growth.................................................................... 0.65%
Strategic Balanced........................................................ 0.65%
Fixed Income.............................................................. 0.65%
Equity.................................................................... 0.65%

The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Sirach Fixed Income, and the Sirach Equity Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.75%, and 0.90% of average daily net assets, respectively.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific annual fee payable monthly of 0.04%, 0.04%, 0.06%, 0.04%, and 0.04% of average daily net assets for the Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Fixed Income Portfolio, and Sirach Equity Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM

                               SIRACH PORTFOLIOS

Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC.

                                                                        PORTION
                                                         ADMINISTRATION PAID TO
SIRACH PORTFOLIOS                                             FEES       CGFSC
-----------------                                        -------------- --------
Special Equity..........................................    $544,232    $386,035
Growth..................................................     210,088     149,705
Strategic Balanced......................................     155,542     104,773
Fixed Income............................................      97,629      84,535
Equity..................................................      54,017      47,783

D. CUSTODIAN: The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement. As part of the Custodian agreement, the Custodian bank has a lien on the securities of the Portfolio to cover any advances made by the Custodian to the Portfolio. At October 31, 1997 the payable to the Custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

E. DISTRIBUTION AND SERVICE PLANS: UAM Fund Distributors, Inc. ("The Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Sirach Special Equity Portfolio, the Sirach Growth Portfolio and the Sirach Strategic Balanced Portfolio have adopted Distribution and Service Plans (the "Plans") on behalf of the Institutional Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Portfolios may not incur distribution and service fees which exceed an annual rate of 0.75% of their Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Sirach Special Equity Portfolio, the Sirach Growth Portfolio, and the Sirach Strategic Balanced Portfolio's net assets. The Sirach Special Portfolio, the Sirach Growth Portfolio and the Sirach Strategic Balanced Portfolio's Institutional Service Class Shares are not currently making payments for distribution fees.

In addition, the Sirach Special Equity Portfolio, the Sirach Growth Portfolio, and the Sirach Strategic Balanced Portfolios' Institutional Service Class Shares pay service fees at an annual rate of 0.25% of the average daily value of Institutional Service Class Shares owned by clients of the Service Agents.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

                               SIRACH PORTFOLIOS

H. PURCHASES AND SALES: For the year ended October 31, 1997, the Portfolio made purchases and sales of investment securities other than long-term U.S. Government and short-term securities of:

SIRACH PORTFOLIOS                                       PURCHASES      SALES
-----------------                                      ------------ ------------
Special Equity........................................ $428,108,939 $545,466,621
Growth................................................  175,961,307  193,788,579
Strategic Balanced....................................   84,599,158   86,922,990
Fixed Income..........................................   39,674,026   31,879,256
Equity................................................   28,639,285   13,024,992

Purchases and sales of long-term U.S. Government securities were $19,073,044 and $21,954,587 respectively, for Sirach Strategic Balanced Portfolio, $43,165,139 and $25,014,807, respectively, for Sirach Fixed Income Portfolio. There were no purchases or sales of long-term U.S. Government securities for Sirach Special Equity Portfolio, Sirach Growth Portfolio and Sirach Equity Portfolio.

I. LINE OF CREDIT: The Portfolios, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolios had no borrowings under the agreement.

J. OTHER: At October 31, 1997 the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
SIRACH PORTFOLIOS                                         SHAREHOLDERS OWNERSHIP
-----------------                                         ------------ ---------
Special Equity-Institutional Service Class...............       2         98.6%
Growth-Institutional Class...............................       1         12.9
Growth-Institutional Service Class.......................       4         72.6
Strategic Balanced-Institutional Service Class...........       2        100.0
Fixed Income.............................................       2         53.2
Equity...................................................       5         82.8

                               SIRACH PORTFOLIOS

K. CAPITAL SHARE TRANSACTIONS: Transactions in capital shares for the Portfolios, by class, were as follows:

                                    INSTITUTIONAL CLASS      INSTITUTIONAL SERVICE
                                          SHARES                 CLASS SHARES
                                  ------------------------  -----------------------
                                  YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
                                  OCTOBER 31,  OCTOBER 31,  OCTOBER 31, OCTOBER 31,
                                     1997         1996         1997        1996
                                  -----------  -----------  ----------- -----------
SIRACH SPECIAL EQUITY PORTFOLIO:
Shares Issued...................   38,540,490    2,744,916     180,282      93,038
In Lieu of Cash Distributions...    7,051,021    7,041,933      17,661         --
Shares Redeemed.................  (45,506,302) (11,728,227)   (121,360)    (37,003)
                                  -----------  -----------   ---------   ---------
Net Increase (Decrease) from
 Capital Share Transactions.....       85,209   (1,941,378)     76,583      56,035
                                  ===========  ===========   =========   =========
SIRACH GROWTH PORTFOLIO:
Shares Issued...................    2,011,431    2,516,616   1,003,962   1,035,866
In Lieu of Cash Distributions...    1,589,675       78,516     194,309         269
Shares Redeemed.................   (4,223,292)  (3,499,650)   (575,122)     (5,197)
                                  -----------  -----------   ---------   ---------
Net Increase (Decrease) from
 Capital Share Transactions.....     (622,186)    (904,518)    623,149   1,030,938
                                  ===========  ===========   =========   =========
SIRACH STRATEGIC BALANCED PORT-
 FOLIO:
Shares Issued...................    1,431,717    1,081,826      60,218         --
In Lieu of Cash Distributions...    1,093,136      246,974         634         --
Shares Redeemed.................   (2,556,375)  (3,281,799)    (30,485)        --
                                  -----------  -----------   ---------   ---------
Net Increase (Decrease) from
 Capital Share Transactions.....      (31,522)  (1,952,999)     30,367         --
                                  ===========  ===========   =========   =========
SIRACH FIXED INCOME PORTFOLIO:
Shares Issued...................    3,555,587    1,045,131         --          --
In Lieu of Cash Distributions...      186,431       92,899         --          --
Shares Redeemed.................     (895,194)    (768,942)        --          --
                                  -----------  -----------   ---------   ---------
Net Increase from Capital Share
 Transactions...................    2,846,824      369,088         --          --
                                  ===========  ===========   =========   =========
SIRACH EQUITY PORTFOLIO:
Shares Issued...................    1,654,446      596,664         --          --
In Lieu of Cash Distributions...        5,312          111         --          --
Shares Redeemed.................     (372,849)     (12,429)        --          --
                                  -----------  -----------   ---------   ---------
Net Increase from Capital Share
 Transactions...................    1,286,909      584,346         --          --
                                  ===========  ===========   =========   =========
-----------------------------------------------------------------------------------

* Commencement of Operations

L. SUBSEQUENT EVENT: At a special shareholder meeting held on December 3, 1997, the shareholders of the Sirach Fixed Income Portfolio approved a plan of Liquidation and Dissolution for the Portfolio. The Portfolio distributed its net assets and ceased operations by December 9, 1997.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
 Sirach Special Equity Portfolio
 Sirach Growth Portfolio
 Sirach Strategic Balanced Portfolio
 Sirach Fixed Income Portfolio
 Sirach Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Fixed Income Portfolio, and Sirach Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

As discussed in Note L, in accordance with the plan of Liquidation and Dissolution, the Sirach Fixed Income Portfolio terminated its operations and made distributions of its net assets by December 9, 1997.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (UNAUDITED):

Sirach Special Equity, Sirach Growth and Sirach Strategic Balanced Portfolios each hereby designate $65,651,431, $13,037,900 and $7,878,702 as a long-term capital gain dividend for the purpose of the dividend paid deduction on its Federal income tax return. For the period ended October 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 1.9% for Sirach Special Equity Portfolio, 12.3% for Sirach Growth Portfolio, 7.7% for Sirach Strategic Balanced Portfolio and 48.5% for Sirach Equity Portfolio.

REPORT ON SPECIAL MEETING (UNAUDITED):

At a special meeting of the shareholders of Sirach Fixed Income Portfolio, held on December 3, 1997, the shareholders approved a plan of Liquidation and Dissolution for the Portfolio. The votes on the matter are as follows:

            FOR             AGAINST                 ABSTAIN                 BROKER NON-VOTES
         ---------          -------                 -------                 ----------------
         3,258,158            -0-                     -0-                         -0-

-------------------------------------------------------------------------------

                                   UAM FUNDS
                         STERLING PARTNERS' PORTFOLIOS

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                        Peter M. Whitman, Jr.
Director, President                     Director
and Chairman
                                        William H. Park
John T. Bennett, Jr.                    Vice President
Director
                                        Michael E. DeFao
Nancy J. Dunn                           Secretary
Director
                                        Karl O. Hartmann
Philip D. English                       Assistant Secretary
Director
                                        Gary L. French
William A. Humenuk                      Treasurer
Director
                                        Robert R. Flaherty
Charles H. Salisbury, Jr.               Assistant Treasurer
Director and Executive
Vice President                          Gordon M. Shone
                                        Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Sterling Capital Management Company
 One First Union Center
 301 S. College Street
 Suite 3200
 Charlotte, NC 28202

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.



================================================================================



                       [LOGO OF UAM FUNDS APPEARS HERE]





                                   STERLING
                                  PARTNERS'
                                  PORTFOLIOS



================================================================================






                                ANNUAL REPORT
                               OCTOBER 31, 1997

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Portfolio of Investments
  Balanced..................................................................   8
  Equity....................................................................  13
  Small Cap Value...........................................................  17
Statement of Assets and Liabilities.........................................  20
Statement of Operations.....................................................  21
Statement of Changes in Net Assets
  Balanced..................................................................  22
  Equity....................................................................  23
  Small Cap Value...........................................................  24
Financial Highlights
  Balanced..................................................................  25
  Equity....................................................................  26
  Small Cap Value...........................................................  27
Notes to the Financial Statements...........................................  28
Report of Independent Accountants...........................................  32

--------------------------------------------------------------------------------

To Our Fellow Shareholders:

                  OVERVIEW OF ECONOMIC AND MARKET CONDITIONS

The fundamentals of the United States economy remain remarkably favorable. Overall growth continues to exceed historical trend levels, inflation is at a generation low, and interest rates are gradually declining. Extremely tight employment conditions have not generated the much anticipated labor cost imbalances which typically arise. Rising corporate tax receipts and controlled spending programs have driven the 1997 federal budget deficit below $25 billion. Nonetheless, our aging bull market is clearly not immune to international problems.

The month of October once again brought turmoil to Wall Street as global equity markets collectively plummeted on Asian currency and economic concerns. Though U.S. stocks recovered quickly from their 10% one-week drop, persistent volatility continues to leave investors more cautious and prudent. The fixed income market, building on its strong underlying fundamental and technical outlook, has emerged as a "safe haven" in lieu of the heightened uncertainty of stocks.

The detrimental effect on domestic GDP from the anticipated slowdown in world-wide demand has yet to be determined. However, the disinflationary implications from these developments should discourage further monetary policy action, and may ultimately drive the bond market to new highs. Recall that the Federal Reserve raised short-term interest rates 25 basis points in the spring to pre-emptively combat the threat of demand-driven inflation. Chairman Greenspan and his colleagues remained on heightened alert over the last six months, but took no further action. Despite the lack of additional intervention, Greenspan rebuked the notion that a "new paradigm" had emerged, stating before Congress that the laws of supply and demand had not been repealed, and that wage pressures were inevitable at our current pace. The Asian crisis introduces enough of a potential drag on domestic growth, as well as capital market instability, that further rate hikes would be inappropriate this year.

                            FIXED INCOME COMMENTARY

1997 has been a productive year for fixed income investors despite a rise in the Fed Funds target rate from 5.25% to 5.50% in late-March. With stable monetary policy and collapsing inflation expectations, the yield curve has flattened significantly with short Treasuries (2-year) falling 20 basis points and longer maturity yields (30-year) dropping 50 basis points.

The primary reasons for surging bond prices are benign inflation conditions, a strong U.S. dollar, and comparatively attractive real rates of return within unstable capital markets. The excessive demand patterns which prevailed in the first quarter led to sharp increases in capacity utilization and production levels over the course of the year. As consumer demand returned to a more sustainable pace, unprecedented inflation measure declines combined with rising worker productivity to generate a nearly ideal environment for price stability. The improving federal deficit has made a tangible impact on the supply of bonds available to investors, and foreign holdings of U.S. Treasuries have jumped from 25% to almost 40% in just 2 years.

The Federal Reserve's "experiment" of allowing annual growth rates to exceed 2.5% for six quarters without repeated intervention is clearly working, but the labor market is leaving little room for error. The focus of attention has shifted from persistent consumer demand to a diminishing pool of potential workers. The unemployment rate has spent the last 6 months below 5%, and the worker insecurity issues which Greenspan so often credited with restraining inflation are disappearing. Wages are a primary component of corporate expenses, and as such warrant close attention. This year the Employment Cost Index reveals a modest but non-threatening trend upward in labor costs.

In light of the recent upheaval in global capital markets, we believe the Federal Reserve would not consider exacerbating the situation by further raising interest rates in the U.S. The fallout from these circumstances has generated some relative value opportunities amongst various sectors, primarily corporate bonds. With a constructive long-term outlook and a belief that yields will continue to slowly drift lower, we view this market uncertainty as a chance to add value by enhancing the credit quality of our portfolios.


                               EQUITY COMMENTARY

In our last letter, we outlined our philosophical focus in selecting equities for our portfolios (the phrase "Our Portfolios" is much more meaningful than strictly in a management sense since employees of Sterling have significant portions of their retirement assets in these portfolios). In this letter, we will develop two investment concepts that are weighted heavily in our decision making process, namely the importance of valuation and company management.

DOES VALUATION MATTER?

Describing the stock market as attractively valued or likely to appreciate/depreciate is inherently treacherous. Not only are the tools needed to justify such a conclusion elusive, but the "market" does not represent a homogeneous entity. Rather, the equity market is made up of thousands of stocks all representing ownership in individual companies. These companies are quite variant with each claiming their own unique fundamental status and outlook. The objective of a value investor is not to appraise the market, but to analyze these individual corporations and select the most attractive investment opportunities for client portfolios. Crucial to this analysis is an assessment of a firm's intrinsic value. This estimate of worth is based on corporate characteristics such as cash flow, sales growth, leverage, competitive landscape and management talent. Importantly, these considerations are removed and independent from market psychology and trends. It should be expected that stock prices will fluctuate around a company's inherent economic value. However, at any given point, large discrepancies can occur. Obviously, where a stock price is at a significant discount to intrinsic value, investment appeal exists. Conversely, investment risk is heightened as a stock price rises to a premium to intrinsic value. The "market" is simply a collection of many unique investment scenarios.

We believe there is a group of stocks being driven to levels exceeding intrinsic value within today's market environment. Specifically, shares of the largest market capitalization companies have appreciated to prices not justified by operating fundamentals. This phenomenon is evident from the performance and valuation dichotomy currently present within the S&P 500 Index. Specifically, during 1997's first half, the largest 25 companies within the index accounted for almost one-half of the overall S&P 500 return. More disconcerting is the valuation level at which these large companies trade. The average P/E multiple on these largest S&P 500 companies is now a staggering 23 times expected 1997 earnings. Even under optimistic growth assumptions, it would take an investor in this universe until the year 2010 before earnings pay back initial investment principal. Without question, the driving force supporting this group of stocks is the demand for liquidity. Mutual fund houses, in an effort to quickly deploy new cash inflows, are increasingly using measures of liquidity as their gauge of investment merit.

We do not believe this investment philosophy is appropriate nor sustainable. LIQUIDITY IS NOT THE EQUIVALENT OF VALUE. CONSEQUENTLY, WE WILL CONTINUE TO USE THE CONCEPT OF INTRINSIC VALUE AS OUR INVESTMENT GUIDEPOST.

  "Better to treat intrinsic value as one thing, salability as another. Then we can say, for instance, that a given investment is both cheap and liquid, not that it is cheap partly because it is liquid; the latter phraseology would only raise the question of how much of the cheapness was due to liquidity and how much to other factors. To divorce liquidity, or salability, or marketability from the concept of investment value is in conformity, moreover, with accepted usage outside the field of investment."

  John Burr Williams in The Theory of Investment Value, published in 1938.
                        ------------------------------

THE IMPORTANCE OF MANAGEMENT

The primacy of cash flow and balance sheet analysis to Sterling's equity investment philosophy must be viewed dynamically. These measurements of a company's fundamentals and operating prospects provide very quantifiable yardsticks and assist in the assessment of intrinsic worth. However, they cannot be measured in a vacuum without a clear understanding of what management intentions are for these corporate tools. Capital allocation strategies, although inherently intangible, can significantly enhance or detract from a company's investment appeal. At its simplest level, we believe management should endeavor to deploy corporate resources in ways that enhance a firm's long-term return on capital. These actions can take the form of facility expansion, research and development spending, marketing initiatives, external acquisitions, and distributions to shareholders. Similarly, it is management's responsibility to continuously review existing operations and ensure an optimal business mix is maintained. Where long-term returns are questionable, divestment is often an appropriate strategy. Because management actions can so dramatically affect corporate worth, much of our time as analysts is not spent "crunching numbers" but rather initiating an active dialogue with the corporate chieftains who are responsible for developing capital allocation strategies.

  ". . . the primary focus of interest of professional management so far as financial affairs are concerned is necessarily with cash flow, because it provides management with the power to do things differently."

  Gordon Donaldson, Financial Goals: Management vs. Shareholders
                    --------------------------------------------

Two portfolio examples of active capital allocation strategies are McKesson Corporation (MCK) and H&R Block (HRB). MCK is one of the country's largest health care distributors providing pharmaceuticals and surgical supplies to hospitals and outpatient facilities. Beginning in 1994, management embarked on an effort to refocus the company on its core distribution business and shed ancillary operations. Divestiture of the company's PCS division (benefit manager) and a 55% ownership stake in Armor All generated significant proceeds initially used to drive down corporate debt levels. This repositioning allowed MCK to capitalize on a unique opportunity when it purchased Foxmeyer (pharmaceutical distributor) out of bankruptcy in 1996. This acquisition has since been followed by the purchase of General Medical (supplies distributor) and a pending merger with Amerisource (pharmaceutical distributor). The combination of these actions has transformed MCK into a company dominating its marketplace and generating twice the level of free cash flow it was just four years ago. In the case of HRB, the profitability of the core tax preparation franchise was being masked by operational problems at its CompuServe subsidiary. In a nutshell, both cash flow and management attention were being drawn from a very profitable core business to one with more uncertain prospects. New management has entered into negotiations to sell CompuServe to WorldCom (WCOM) and will use the proceeds from the sale to enhance its core tax business with related products and aggressively repurchase shares. These actions have clearly positive financial implications for HRB shareholders.

           STERLING PARTNERS' BALANCED PORTFOLIO PERFORMANCE REVIEW

For the year ended October 31st, the Balanced Portfolio produced a total return of 22.58%, equaling the benchmark index return of 22.58%. The portfolio allocation is approximately 60% stocks (the holdings are identical to the Sterling Partner's Equity Portfolio), and 40% bonds. The benchmark index is comprised of 60% S&P 500 Index and 40% Lehman Brothers Government/Corporate Index. The individual benchmark returns for the year ended October 31, 1997 were 32.10% for the S&P 500 and 8.81% for the Lehman Brothers Government/Corporate Index.

            STERLING PARTNERS' EQUITY PORTFOLIO PERFORMANCE REVIEW

For the year ended October 31st, the Equity Portfolio produced a total return of 32.46%, exceeding the return of the S&P 500 return of 32.10%. Capital appreciation across a number of our portfolio holdings as well as a lack of deteriorating businesses contributed to these results.

        STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO PERFORMANCE REVIEW

For the ten months ended October 31st, the Small Cap Value Portfolio produced a total return of 37.34%, vastly exceeding the return of the benchmark Russell 2000 Index of 21.04%. Our strong absolute performance reflects strong capital appreciation in a number of stocks. Investing in small cap value stocks appears to have an outstanding history relative to other styles of investing. Prudential Securities has back tested hypothetical value and growth style portfolios across market capitalizations going back to 1976. Their results reflected below are quite convincing that small cap value investing has an important place in any equity investing program:

1976-PRESENT (CAGR %)                                SMALL CAP MID CAP LARGE CAP
---------------------                                --------- ------- ---------
Value...............................................   21.1%    18.6%    16.3%
Growth..............................................   17.5%    16.5%    13.1%

Source: Prudential Securities

Thank you for your continued confidence in Sterling Capital Management.

STERLING CAPITAL MANAGEMENT

November 12, 1997

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waivers (also expenses assumed for the Sterling Partners' Small Cap Portfolio by the Adviser), total returns for the Sterling Partners' Equity and Sterling Partners' Small Cap Value Portfolios would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  PERFORMANCE COMPARISON
  ===========================================================================
     COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE STERLING PARTNERS' BALANCED PORTFOLIO, THE STANDARD & POOR'S 500 INDEX (S&P 500), LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX+, AND THE BALANCED INDEX

           -----------------------------------
            AVERAGE ANNUAL TOTAL RETURN**
            FOR PERIOD ENDED OCTOBER 31, 1997
           -----------------------------------
            1 YEAR    5 YEAR   SINCE 3/15/91*
           -----------------------------------
            22.58%    12.81%       11.63%
           -----------------------------------

                           [LINE GRAPH APPEARS HERE]

                                                        Lehman Brothers
                Sterling Partners'         S&P            Government/           Balanced
  Date          Balanced Portfolio      500 Index+      Corporate Index           Index
--------        ------------------      ----------      ---------------         ---------
 3/15/91             10,000              10,000             10,000               10,000
10/31/91             10,454              10,791             10,634               10,754
10/31/92             11,358              11,776             11,753               11,813
10/31/93             12,748              13,535             13,355               13,143
10/31/94             12,832              14,058             12,735               13,337
10/31/95             14,658              17,770             14,293               15,942
10/31/96             16,933              22,049             15,590               19,864
10/31/97             20,756              29,127             16,963               24,389


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.
* Commencement of Operations
**Total return for the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assume the reinvestment of all dividends and distributions. Each comparative index (excluding the Lehman Brothers Government/Corporate Index) has been adjusted to reflect reinvestment of dividends on securities in the index.
++Prior to January 1, 1996, the Sterling Partners' Balanced Portfolio was
  managed against a Balanced benchmark index comprised of 50% S&P 500 Index, 45% Lehman Brothers Intermediate Government/Corporate Index and 5% Salomon Brothers 3-Month Treasury Bill Index. As of January 1, 1996, management adopted the current Balanced benchmark comprised of 60% S&P 500 Index and 40% Lehman Brothers Government/Corporate Index. The current Balanced benchmark reflects the Portfolio's current commitment to equities, which will remain close to 60%.
                    DEFINITIONS OF THE COMPARATIVE INDICES
                    --------------------------------------
The Lehman Brothers Government/Corporate Index is an unmanaged index composed of approximately 5,000 publicly issued, fixed-rate, non-convertible corporate and U.S. Government debt rated "BBB" or better, with at least one year to maturity and at least $1 million par value outstanding. It is a market value-weighted price index, in which the relative importance of each issue is proportional to its aggregate market value. The percentage change between one month's total market value and the next, plus one-twelfth of the current yield, results in monthly total return. The rates of return reflect total return, with interest reinvested.
The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.
The Balanced Index, a hypothetical combination of unmanaged indices, reflects the Portfolio's neutral mix of 60% stocks and 40% bonds.
This index combines returns from the S&P 500 and the Lehman Brothers Government/Corporate Index.
Please note that one cannot invest in an unmanaged index.

  PERFORMANCE COMPARISON
  ===========================================================================
          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN
                   THE STERLING PARTNERS' EQUITY PORTFOLIO,
                AND THE STANDARD & POOR'S 500 INDEX (S&P 500).

           -----------------------------------
            AVERAGE ANNUAL TOTAL RETURN**
            FOR PERIOD ENDED OCTOBER 31, 1997
           -----------------------------------
            1 YEAR    5 YEAR   SINCE 3/15/91*
           -----------------------------------
            32.46%    18.16%       15.90%
           -----------------------------------

                           [LINE GRAPH APPEARS HERE]

                Sterling Partners'                 S&P
  Date          Equity Portfolio+               500 Index+
---------       ------------------              ----------
 5/15/91*            10,000                       10,000
10/31/91             10,351                       10,801
10/31/92             11,284                       11,876
10/31/93             13,028                       13,650
10/31/94             13,484                       14,177
10/31/95             15,724                       17,921
10/31/96             19,617                       22,236
10/31/97             25,985                       29,374


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.
* Commencement of Operations
**Total return for the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------
The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.
Please note that one cannot invest in an unmanaged index.

  PERFORMANCE COMPARISON
  ===========================================================================
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO AND THE RUSSELL 2000 INDEX.


           -----------------------------------
            AVERAGE ANNUAL TOTAL RETURN**
            FOR PERIOD ENDED OCTOBER 31, 1997
           -----------------------------------
                      SINCE 3/15/91*
           -----------------------------------
                          37.34%
           -----------------------------------

                           [LINE GRAPH APPEARS HERE]

                           Small Cap                      Russell
  Date                  Value Portfolio+                2000 Index+
--------                ----------------                -----------
 1/02/97*                    10,000                        10,000
10/31/97                     13,734                        12,104

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate.
When shares are redeemed, they may be worth more or less than the original cost.

* Commencement of Operations
**Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------
The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies.
Please note that one cannot invest in an unmanaged index.

    The accompanying notes are an integral part of the financial statements. STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (60.7%)
-------------------------------------------------------------------------------
BANKS (1.9%)
 Bankers Trust New York Corp. .............................. 12,792 $ 1,509,456
-------------------------------------------------------------------------------
BASIC RESOURCES (1.6%)
 Rayonier, Inc. ............................................ 28,900   1,262,569
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (5.2%)
 Guinness Plc ADR........................................... 32,600   1,459,606
 Nabisco Holdings Corp. .................................... 28,550   1,174,119
 Philip Morris Cos., Inc. .................................. 35,700   1,414,612
                                                                    -----------
                                                                      4,048,337
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (1.6%)
 Comcast Corp., Class A..................................... 46,267   1,272,343
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (0.7%)
 Ingersoll-Rand Co. ........................................ 12,962     504,708
-------------------------------------------------------------------------------
CONSTRUCTION (2.1%)
 *USG Corp. ................................................ 33,900   1,599,656
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (3.3%)
 First Brands Corp. ........................................ 48,050   1,225,275
 Hasbro, Inc. .............................................. 47,025   1,363,725
                                                                    -----------
                                                                      2,589,000
-------------------------------------------------------------------------------
ENERGY (4.2%)
 Chevron Corp. ............................................. 12,640   1,048,330
 Exxon Corp. ...............................................  6,868     421,953
 Mobil Corp. ............................................... 14,140   1,029,569
 USX-Marathon Group......................................... 22,850     816,887
                                                                    -----------
                                                                      3,316,739
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (1.2%)
 The Walt Disney Co. ....................................... 11,350     933,537
-------------------------------------------------------------------------------

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997
    The accompanying notes are an integral part of the financial statements.

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (6.6%)
  Capital One Financial Corp. .............................. 27,800 $ 1,268,375
  H&R Block, Inc. .......................................... 37,050   1,370,850
  J.P. Morgan & Co. ........................................  9,945   1,091,464
  Nationwide Financial Services, Inc., Class A.............. 47,000   1,430,562
                                                                    -----------
                                                                      5,161,251
-------------------------------------------------------------------------------
 HEALTH CARE (7.6%)
 *Acuson Corp. ............................................. 47,900     898,125
  Bausch & Lomb, Inc. ...................................... 15,600     612,300
  Columbia/HCA Healthcare Corp. ............................ 46,700   1,319,275
 *Humana, Inc. ............................................. 39,000     819,000
 *Magellan Health Services, Inc. ........................... 49,850   1,436,303
  McKesson Corp. ...........................................  8,250     885,328
                                                                    -----------
                                                                      5,970,331
-------------------------------------------------------------------------------
 HOME FURNISHINGS & APPLIANCES (2.9%)
  Black & Decker Corp. ..................................... 36,100   1,374,056
  Stanhome, Inc. ........................................... 31,838     889,474
                                                                    -----------
                                                                      2,263,530
-------------------------------------------------------------------------------
 INDUSTRIAL (1.0%)
 *Airgas, Inc. ............................................. 52,050     810,028
-------------------------------------------------------------------------------
 INSURANCE (3.2%)
  General Re Corp...........................................  6,850   1,350,734
  Ohio Casualty Corp........................................ 25,150   1,112,888
                                                                    -----------
                                                                      2,463,622
-------------------------------------------------------------------------------
 MANUFACTURING (4.6%)
  Belden, Inc............................................... 19,100     654,175
  Snap-On Tools Corp........................................ 37,275   1,602,825
  United Dominion Industries................................ 52,245   1,364,901
                                                                    -----------
                                                                      3,621,901
-------------------------------------------------------------------------------

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997
    The accompanying notes are an integral part of the financial statements.

                                                        SHARES     VALUE+
----------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
----------------------------------------------------------------------------
 RETAIL (4.7%)
 *Costco Companies, Inc. ............................     19,800 $   762,300
  Cracker Barrel Old Country Store, Inc. ............     17,750     523,625
  Family Dollar Stores, Inc. ........................     41,750     981,125
 *Federated Department Stores, Inc. .................     10,800     475,200
  McDonald's Corp....................................     20,500     918,656
                                                                 -----------
                                                                   3,660,906
----------------------------------------------------------------------------
 SERVICES (1.8%)
  Manpower, Inc......................................     36,500   1,400,688
----------------------------------------------------------------------------
 TECHNOLOGY (0.7%)
  Hewlett-Packard Co.................................      8,200     505,838
----------------------------------------------------------------------------
 TEXTILES & APPAREL (1.3%)
  Unifi, Inc.........................................     26,775   1,029,164
----------------------------------------------------------------------------
 TRANSPORTATION (1.3%)
  Canadian National Railway..........................     18,950   1,022,116
----------------------------------------------------------------------------
 UTILITIES (3.2%)
  Duke Energy Corp...................................     31,150   1,502,987
  Enron Corp.........................................     27,100   1,029,800
                                                                 -----------
                                                                   2,532,787
----------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $38,607,493)..............             47,478,507
----------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT
----------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES (23.5%)
----------------------------------------------------------------------------
 BANKS (6.2%)
  BankAmerica Corp.
   6.65%, 5/1/01..................................... $  910,000     923,477
  NationsBank Corp.
   5.70%, 2/12/01....................................    640,000     631,968
  Wachovia Corp.
   6.625%, 11/15/06..................................  3,270,000   3,304,956
                                                                 -----------
                                                                   4,860,401
----------------------------------------------------------------------------

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997
    The accompanying notes are an integral part of the financial statements.

                                                          FACE
                                                         AMOUNT     VALUE+
-----------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--(CONTINUED)
-----------------------------------------------------------------------------
FINANCIAL SERVICES (7.1%)
 Associates Corp. of North America
  6.00%, 6/15/01.....................................  $1,750,000 $ 1,740,148
 Morgan Stanley, Dean Witter, Discover and Co.
  6.375%, 8/1/02.....................................   2,000,000   2,012,940
 Sears Roebuck Acceptance Corp.
  6.54%, 5/6/99......................................   1,800,000   1,818,972
                                                                  -----------
                                                                    5,572,060
-----------------------------------------------------------------------------
INDUSTRIAL (2.4%)
 Ford Motor Corp.
  7.25%, 10/1/08.....................................   1,300,000   1,368,848
 Nike, Inc.
  6.375%, 12/1/03....................................     500,000     503,030
                                                                  -----------
                                                                    1,871,878
-----------------------------------------------------------------------------
TELECOMMUNICATIONS (4.0%)
 Bellsouth Capital Funding
  6.04%, 11/15/26, Put 11/15/01......................   3,100,000   3,161,938
-----------------------------------------------------------------------------
TRANSPORTATION (2.2%)
 Southern Railway Corp.
  10.00%, 7/15/00....................................   1,535,000   1,683,557
-----------------------------------------------------------------------------
UTILITIES (1.6%)
 Georgia Power
  6.625%, 4/1/03.....................................   1,250,000   1,261,125
-----------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $18,120,825)...              18,410,959
-----------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES (11.9%)
-----------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATION (0.1%)
 Federal National Mortgage Association
 REMIC Series 92-150G
 6.75%, 9/25/18,
 Estimated Average Life 2/98++.......................     113,048     112,877
-----------------------------------------------------------------------------

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT     VALUE+
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES--(CONTINUED)
--------------------------------------------------------------------------------
MORTGAGE PASS-THROUGHS (0.2%)
 Federal Home Loan Mortgage Corporation
 Pool #M90315
 5.50%, 12/1/98,
 Estimated Average Life 10/98++........................  $  107,010 $   105,037
 Pool #G50213
 6.50%, 11/1/99,
 Estimated Average Life 4/99++.........................      53,872      54,116
                                                                    -----------
                                                                        159,153
--------------------------------------------------------------------------------
U.S. TREASURY NOTES (7.9%)
 5.875%, 9/30/02.......................................   1,775,000   1,784,159
 6.125%, 8/15/07.......................................   4,300,000   4,393,396
                                                                    -----------
                                                                      6,177,555
--------------------------------------------------------------------------------
U.S. TREASURY BONDS (3.7%)
 7.625%, 2/15/25.......................................   2,435,000   2,883,186
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (COST $8,930,115).....................................               9,332,771
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.9%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.9%)
  Chase Securities, Inc. 5.60%, dated 10/31/97, due
   11/3/97 to be repurchased at $5,385,512,
   collateralized by $5,161,075 of various U.S.
   Treasury Notes, 5.50%-8.75% due from 5/15/00-
   6/30/02, valued at $5,386,037 (COST $5,383,000).....   5,383,000   5,383,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.0%) (COST $71,041,433) (A)......              80,605,237
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.0%)...................              (2,322,026)
--------------------------------------------------------------------------------
NET ASSETS (100%)......................................             $78,283,211
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    + See Note A to Financial Statements.
   ++ Estimated Average Life is unaudited.
    * Non-Income Producing Security
  ADR American Depositary Receipt
REMIC Real Estate Mortgage Investment Conduit
  (a) The cost for federal income tax purposes was $71,078,692. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $9,526,545. This consisted of aggregate gross unrealized appreciation for all securities of $10,023,345 and aggregate gross unrealized depreciation for all securities of $496,800.

   The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS (95.2%)
-------------------------------------------------------------------------------
 BANKS (3.2%)
  Bankers Trust New York Corp. ............................. 13,460 $ 1,588,280
-------------------------------------------------------------------------------
 BASIC RESOURCES (2.4%)
  Rayonier, Inc. ........................................... 27,400   1,197,038
-------------------------------------------------------------------------------
 BEVERAGES, FOOD & TOBACCO (8.0%)
  Guinness Plc ADR.......................................... 30,600   1,370,060
  Nabisco Holdings Corp. ................................... 28,986   1,192,049
  Philip Morris Cos., Inc. ................................. 35,698   1,414,533
                                                                    -----------
                                                                      3,976,642
-------------------------------------------------------------------------------
 BROADCASTING & PUBLISHING (2.6%)
  Comcast Corp., Class A.................................... 46,885   1,289,338
-------------------------------------------------------------------------------
 CAPITAL EQUIPMENT (1.0%)
  Ingersoll-Rand Co. ....................................... 13,391     521,412
-------------------------------------------------------------------------------
 CONSTRUCTION (3.2%)
 *USG Corp. ................................................ 34,125   1,610,273
-------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (5.0%)
  First Brands Corp. ....................................... 46,902   1,196,001
  Hasbro, Inc. ............................................. 45,210   1,311,090
                                                                    -----------
                                                                      2,507,091
-------------------------------------------------------------------------------
 ENERGY (6.7%)
  Chevron Corp. ............................................ 12,793   1,061,020
  Exxon Corp. ..............................................  7,050     433,134
  Mobil Corp. .............................................. 14,000   1,019,375
  USX-Marathon Group........................................ 22,600     807,950
                                                                    -----------
                                                                      3,321,479
-------------------------------------------------------------------------------
 ENTERTAINMENT & LEISURE TIME (1.9%)
  The Walt Disney Co. ...................................... 11,326     931,564
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 FINANCIAL SERVICES (10.4%)
  Capital One Financial Corp. ............................... 28,600 $ 1,304,875
  H&R Block, Inc. ........................................... 36,750   1,359,750
  J.P. Morgan & Co. .........................................  9,950   1,092,013
  Nationwide Financial Services, Inc., Class A............... 47,400   1,442,737
                                                                     -----------
                                                                       5,199,375
--------------------------------------------------------------------------------
 HEALTH CARE (12.1%)
 *Acuson Corp. .............................................. 47,851     897,206
  Bausch & Lomb, Inc. ....................................... 16,350     641,737
  Columbia/HCA Healthcare Corp. ............................. 46,400   1,310,800
 *Humana, Inc. .............................................. 39,400     827,400
 *Magellan Health Services, Inc. ............................ 50,880   1,465,980
  McKesson Corp. ............................................  8,300     890,694
                                                                     -----------
                                                                       6,033,817
--------------------------------------------------------------------------------
 HOME FURNISHINGS & APPLIANCES (4.6%)
  Black & Decker Corp. ...................................... 37,125   1,413,070
  Stanhome, Inc. ............................................ 30,775     859,777
                                                                     -----------
                                                                       2,272,847
--------------------------------------------------------------------------------
 INDUSTRIAL (1.7%)
 *Airgas, Inc. .............................................. 54,400     846,600
--------------------------------------------------------------------------------
 INSURANCE (4.8%)
  General Re Corp. ..........................................  6,550   1,291,578
  Ohio Casualty Corp. ....................................... 25,525   1,129,481
                                                                     -----------
                                                                       2,421,059
--------------------------------------------------------------------------------
 MANUFACTURING (7.2%)
  Belden, Inc. .............................................. 19,045     652,291
  Snap-On Tools Corp. ....................................... 36,775   1,581,325
  United Dominion Industries................................. 51,475   1,344,785
                                                                     -----------
                                                                       3,578,401
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 RETAIL (7.5%)
 *Costco Companies, Inc. ................................... 19,539 $   752,252
  Cracker Barrel Old Country Store, Inc. ................... 17,650     520,675
  Family Dollar Stores, Inc. ............................... 43,225   1,015,787
 *Federated Department Stores, Inc. ........................ 11,050     486,200
  McDonald's Corp. ......................................... 21,100     945,544
                                                                    -----------
                                                                      3,720,458
-------------------------------------------------------------------------------
 SERVICES (2.9%)
  Manpower, Inc. ........................................... 38,250   1,467,844
-------------------------------------------------------------------------------
 TECHNOLOGY (1.0%)
  Hewlett-Packard Co. ......................................  8,462     522,000
-------------------------------------------------------------------------------
 TEXTILES & APPAREL (2.0%)
  Unifi, Inc. .............................................. 25,393     976,043
-------------------------------------------------------------------------------
 TRANSPORTATION (2.0%)
  Canadian National Railway................................. 18,937   1,021,414
-------------------------------------------------------------------------------
 UTILITIES (5.0%)
  Duke Energy Corp. ........................................ 31,100   1,500,575
  Enron Corp. .............................................. 26,425   1,004,150
                                                                    -----------
                                                                      2,504,725
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $37,851,171).....................         47,507,700
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           FACE
                                                          AMOUNT     VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (5.0%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.0%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/3/97 to be repurchased at $2,466,150,
  collateralized by $2,363,375 of various U.S. Treasury
  Notes, 5.50%-8.75% due from 5/15/00-6/30/02, valued
  at $2,466,391 (COST $2,465,000)...................... $2,465,000 $ 2,465,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%) (COST $40,316,171) (A)......             49,972,700
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)...................                (86,766)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $49,885,934
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  +See Note A to Financial Statements.
  *Non-Income Producing Security
ADRAmerican Depositary Receipt
 (a) The cost for federal income tax purposes was $40,334,693. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $9,638,007. This consisted of aggregate gross unrealized appreciation for all securities of $10,135,165 and aggregate gross unrealized depreciation for all securities of $497,158.



   The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                              SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS (96.7%)
-------------------------------------------------------------------------------
 AUTOMOTIVE (3.5%)
 *Strattec Security Corp..................................... 25,325 $  690,106
-------------------------------------------------------------------------------
 BANKS (8.6%)
  Empire Federal Bancorp, Inc................................ 36,275    598,537
  Ocean Financial Corp....................................... 14,700    551,250
 *Provident Financial Holdings, Inc.......................... 28,375    558,633
                                                                     ----------
                                                                      1,708,420
-------------------------------------------------------------------------------
 BEVERAGES, FOOD & TOBACCO (5.0%)
  Earthgrains Co............................................. 23,900    982,887
-------------------------------------------------------------------------------
 BUILDING MATERIALS (11.1%)
 *Cameron Ashley Building Products........................... 28,925    502,572
  Texas Industries, Inc...................................... 18,950    898,941
  Zurn Industries, Inc....................................... 24,175    811,373
                                                                     ----------
                                                                      2,212,886
-------------------------------------------------------------------------------
 CONSTRUCTION (3.8%)
 *Perini Corp................................................ 83,575    762,622
-------------------------------------------------------------------------------
 ENTERTAINMENT & LEISURE TIME (7.1%)
 *Johnson Worldwide Associates, Inc., Class A................ 55,450    859,475
 *Primadonna Resorts, Inc.................................... 31,900    558,250
                                                                     ----------
                                                                      1,417,725
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (7.7%)
  Capital Southwest Corp. ...................................  6,000    470,250
  Financial Security Assurance Holdings Ltd.................. 10,100    439,350
  Piper Jaffrey Cos., Inc. .................................. 25,100    629,069
                                                                     ----------
                                                                      1,538,669
-------------------------------------------------------------------------------
 HEALTH CARE (13.2%)
  Diagnostic Products Corp. ................................. 18,500    541,125
  Kinetic Concepts, Inc...................................... 28,050    532,950
 *Magellan Health Services, Inc. ............................ 28,375    817,555
  Owens & Minor, Inc., Holding Company....................... 52,700    737,800
                                                                     ----------
                                                                      2,629,430
-------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 HOME FURNISHINGS & APPLIANCES (3.2%)
  Stanhome, Inc. ........................................... 22,600 $   631,388
-------------------------------------------------------------------------------
 INSURANCE (7.2%)
  Hilb, Rogal & Hamilton Co................................. 31,700     574,563
  Stewart Information Services Corp......................... 32,950     846,403
                                                                    -----------
                                                                      1,420,966
-------------------------------------------------------------------------------
 METALS (3.5%)
 *Steel of West Virginia, Inc. ............................. 64,450     684,781
-------------------------------------------------------------------------------
 MULTI-INDUSTRY (6.7%)
  Clarcor, Inc. ............................................ 23,997     688,414
 *Griffon Corp. ............................................ 40,985     648,075
                                                                    -----------
                                                                      1,336,489
-------------------------------------------------------------------------------
 RETAIL (8.4%)
  CPI Corp. ................................................ 26,670     693,420
  Family Dollar Stores, Inc................................. 41,800     982,300
                                                                    -----------
                                                                      1,675,720
-------------------------------------------------------------------------------
 SERVICES (2.9%)
 *Bell & Howell Co.......................................... 21,175     583,636
-------------------------------------------------------------------------------
 TELECOMMUNICATIONS (4.8%)
 *Anixter International, Inc................................ 28,450     536,994
  Salient 3 Communications, Inc., Class A................... 36,120     419,895
                                                                    -----------
                                                                        956,889
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $17,275,744).....................         19,232,614
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                             FACE
                                                            AMOUNT    VALUE+
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.5%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.5%)
  Chase Securities, Inc. 5.60%, Dated 10/31/97, due
   11/03/97, to be repurchased at $689,322, collateralized
   by $660,595 of various
   U.S. Treasury Notes, 5.50%-8.75% due from 5/15/00-
   6/30/02, valued at $689,389 (COST $689,000)............ $689,000 $   689,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%) (COST $17,964,744) (A).........           19,921,614
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)......................              (33,404)
--------------------------------------------------------------------------------
NET ASSETS (100%).........................................          $19,888,210
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 + See Note A to Financial Statements.
 * Non-Income Producing Security
(a) The cost for federal income tax purposes was $17,964,744. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $1,956,870. This consisted of aggregate gross unrealized appreciation for all securities of $2,174,049 and aggregate gross unrealized depreciation for all securities of $217,179.


   The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

                                                                     STERLING
                                             STERLING    STERLING    PARTNERS'
                                             PARTNERS'   PARTNERS'   SMALL CAP
                                             BALANCED     EQUITY       VALUE
                                             PORTFOLIO   PORTFOLIO   PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost...................... $71,041,433 $40,316,171 $17,964,744
                                            =========== =========== ===========
 Investments, at Value..................... $80,605,237 $49,972,700 $19,921,614
 Cash......................................         820         613         238
 Receivable for Investments Sold...........   1,368,082         --          --
 Receivable for Portfolio Shares Sold......       2,901      34,389      21,233
 Dividends Receivable......................      29,484      27,914       5,413
 Interest Receivable.......................     531,216         383         107
 Other Assets..............................       2,013       1,208         283
-------------------------------------------------------------------------------
  Total Assets.............................  82,539,753  50,037,207  19,948,888
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.........         --          --       20,250
 Payable for Portfolio Shares Redeemed.....   4,154,073      87,095         --
 Payable for Investment Advisory Fees--Note
  B........................................      53,935      30,179      15,950
 Payable for Administrative Fees--Note C...      10,855       8,599       4,086
 Payable for Custodian Fees--Note D........       3,750       2,945       2,376
 Payable for Account Services Fees--Note F.       3,376         --          --
 Payable for Directors' Fees--Note H.......         791         714         624
 Other Liabilities.........................      29,762      21,741      17,392
-------------------------------------------------------------------------------
  Total Liabilities........................   4,256,542     151,273      60,678
-------------------------------------------------------------------------------
NET ASSETS................................. $78,283,211 $49,885,934 $19,888,210
================================================================================
NET ASSETS CONSIST OF:
 Paid in Capital........................... $59,590,652 $33,465,954 $17,111,349
 Undistributed Net Investment Income.......     222,732      10,502         --
 Accumulated Net Realized Gain.............   8,906,023   6,752,949     819,991
 Unrealized Appreciation...................   9,563,804   9,656,529   1,956,870
-------------------------------------------------------------------------------
NET ASSETS................................. $78,283,211 $49,885,934 $19,888,210
================================================================================
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par
  value) (Authorized 25,000,000)...........   5,628,932   2,667,183   1,449,516
 Net Asset Value, Offering and Redemption
  Price Per Share.......................... $     13.91 $     18.70 $     13.72
================================================================================

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1997

                                                                                  STERLING
                                      STERLING              STERLING             PARTNERS'
                                      PARTNERS'             PARTNERS'            SMALL CAP
                                      BALANCED               EQUITY                VALUE
                                      PORTFOLIO             PORTFOLIO            PORTFOLIO*
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................           $   747,696           $   730,520           $   72,347
 Interest.................             1,813,168                99,464               30,200
--------------------------------------------------------------------------------------------
  Total Income............             2,560,864               829,984              102,547
--------------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory
  Fees--Note B
  Basic Fee...............  $542,796             $337,150              $ 77,649
  Less: Fees Waived.......       --      542,796  (70,708)     266,442  (66,275)     11,374
                            --------             --------              --------
 Administrative Fees--Note
  C.......................               124,845               103,608               30,450
 Custodian Fees--Note D...                11,831                 5,143                7,548
 Account Services Fees--
  Note F..................                25,231                14,904                  --
 Directors' Fees--Note H..                 2,945                 2,553                2,191
 Audit Fees...............                14,827                12,846               15,000
 Legal Fees...............                 4,832                 3,010                3,299
 Printing Fees............                22,555                13,988                4,315
 Registration and Filing
  Fees....................                15,259                14,489               21,589
 Other Expenses...........                11,766                 7,819                2,098
--------------------------------------------------------------------------------------------
  Total Expenses..........               776,887               444,802               97,864
 Expense Offset--Note A...                   --                    --                  (349)
--------------------------------------------------------------------------------------------
  Net Expenses............               776,887               444,802               97,515
--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....             1,783,977               385,182                5,032
--------------------------------------------------------------------------------------------
NET REALIZED GAIN ON
 INVESTMENTS..............             8,948,061             6,787,489              820,414
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 ON INVESTMENTS...........             3,917,853             4,581,781            1,956,870
--------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS...            12,865,914            11,369,270            2,777,284
--------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERA-
  TIONS...................           $14,649,891           $11,754,452           $2,782,316
============================================================================================

* For the period January 2, 1997 (Commencement of Operations) to October 31,
  1997


    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                       OCTOBER 31,   OCTOBER 31,
                                                           1997          1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................  $  1,783,977  $  1,711,464
 Net Realized Gain...................................     8,948,061     4,827,174
 Net Change in Unrealized Appreciation/Depreciation..     3,917,853     2,106,555
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions.............................................    14,649,891     8,645,193
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................    (1,727,012)   (1,822,583)
 Net Realized Gain...................................    (4,423,527)   (3,417,915)
----------------------------------------------------------------------------------
  Total Distributions................................    (6,150,539)   (5,240,498)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued..............................................    27,923,261    10,461,361
   --In Lieu of Cash Distributions...................     5,943,855     5,122,683
 Redeemed............................................   (22,774,378)  (25,230,195)
----------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions.............................................    11,092,738    (9,646,151)
----------------------------------------------------------------------------------
 Total Increase (Decrease)...........................    19,592,090    (6,241,456)
Net Assets:
 Beginning of Period.................................  $ 58,691,121    64,932,577
----------------------------------------------------------------------------------
 End of Period (including undistributed net
  investment income of $222,732 and $165,686,
  respectively)......................................  $ 78,283,211  $ 58,691,121
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued......................................     2,175,854       862,801
  In Lieu of Cash Distributions......................       483,960       448,253
  Shares Redeemed....................................    (1,707,662)   (2,111,425)
----------------------------------------------------------------------------------
                                                            952,152      (800,371)
==================================================================================

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                        OCTOBER 31,  OCTOBER 31,
                                                           1997          1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................  $   385,182  $    347,051
 Net Realized Gain....................................    6,787,489     4,140,929
 Net Change in Unrealized Appreciation/Depreciation...    4,581,781     2,701,952
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
   Operations.........................................   11,754,452     7,189,932
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................     (399,390)     (366,530)
 Net Realized Gain....................................   (3,300,956)   (2,251,608)
----------------------------------------------------------------------------------
  Total Distributions.................................   (3,700,346)   (2,618,138)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued...............................................   14,372,614     7,389,338
   --In Lieu of Cash Distributions....................    3,658,369     2,561,496
 Redeemed.............................................   (9,142,001)  (13,548,762)
----------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share
   Transactions.......................................    8,888,982    (3,597,928)
----------------------------------------------------------------------------------
 Total Increase.......................................   16,943,088       973,866
Net Assets:
 Beginning of Period..................................   32,942,846    31,968,980
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $10,502 and $24,710, respectively)........  $49,885,934  $ 32,942,846
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.......................................      851,392       512,923
  In Lieu of Cash Distributions.......................      239,374       194,161
  Shares Redeemed.....................................     (518,745)     (947,380)
----------------------------------------------------------------------------------
                                                            572,021      (240,296)
==================================================================================

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                  JANUARY 2, 1997*
                                                                         TO
                                                                  OCTOBER 31, 1997
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..........................................    $     5,032
 Net Realized Gain..............................................        820,414
 Net Change in Unrealized Appreciation/Depreciation.............      1,956,870
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations..........      2,782,316
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..........................................         (5,455)
----------------------------------------------------------------------------------
  Total Distributions...........................................         (5,455)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued.........................................................     17,330,126
   --In Lieu of Cash Distributions..............................          5,453
 Redeemed.......................................................       (224,230)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions..................     17,111,349
----------------------------------------------------------------------------------
 Total Increase.................................................     19,888,210
Net Assets:
 Beginning of Period............................................            --
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment income of
  $0)...........................................................    $19,888,210
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.................................................      1,464,695
  In Lieu of Cash Distributions.................................            540
  Shares Redeemed...............................................        (15,719)
----------------------------------------------------------------------------------
                                                                      1,449,516
==================================================================================

* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEARS ENDED OCTOBER 31,
                                       -----------------------------------------
                                    1997      1996     1995     1994     1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................  $ 12.55   $ 11.86  $ 11.13  $ 11.51  $ 10.71
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........     0.32      0.34     0.46     0.32     0.34
 Net Realized and Unrealized Gain
  (Loss).........................     2.32      1.38     1.04    (0.25)    0.94
--------------------------------------------------------------------------------
  Total From Investment
   Operations....................     2.64      1.72     1.50     0.07     1.28
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........    (0.31)    (0.36)   (0.45)   (0.32)   (0.32)
 Net Realized Gain...............    (0.97)    (0.67)   (0.32)   (0.13)   (0.16)
--------------------------------------------------------------------------------
  Total Distributions............    (1.28)    (1.03)   (0.77)   (0.45)   (0.48)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...  $ 13.91   $ 12.55  $ 11.86  $ 11.13  $ 11.51
================================================================================
TOTAL RETURN.....................    22.58%    15.52%   14.23%    0.66%   12.23%
================================================================================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands).....................  $78,283   $58,691  $64,933  $64,673  $47,016
Ratio of Expenses to Average Net
 Assets..........................     1.07%     1.03%    0.96%    1.01%    0.99%
Ratio of Net Investment Income to
 Average
 Net Assets......................     2.47%     2.77%    3.96%    3.05%    3.08%
Portfolio Turnover Rate..........      133%*      84%     130%      70%      49%
Average Commission Rate #........  $0.0658   $0.0684      N/A      N/A      N/A
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets.........................     1.07%     1.02%    0.96%     N/A      N/A
--------------------------------------------------------------------------------

# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.
* The turnover rate is higher than normally anticipated due to increased shareholder activity within the portfolio.

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            YEARS ENDED OCTOBER 31,
                                           -------------------------------------
                                     1997     1996     1995     1994     1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD...........................  $ 15.72  $ 13.69  $ 12.54  $ 12.39  $ 11.01
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income............     0.15     0.15     0.21     0.16     0.15
 Net Realized and Unrealized Gain.     4.55     3.01     1.73     0.27     1.53
--------------------------------------------------------------------------------
  Total From Investment
   Operations.....................     4.70     3.16     1.94     0.43     1.68
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income............    (0.16)   (0.16)   (0.20)   (0.15)   (0.16)
 Net Realized Gain................    (1.56)   (0.97)   (0.59)   (0.13)   (0.14)
--------------------------------------------------------------------------------
  Total Distributions.............    (1.72)   (1.13)   (0.79)   (0.28)   (0.30)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....  $ 18.70  $ 15.72  $ 13.69  $ 12.54  $ 12.39
================================================================================
TOTAL RETURN+.....................    32.46%   24.76%   16.61%    3.50%   15.46%
================================================================================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)......................  $49,886  $32,943  $31,969  $23,352  $15,982
Ratio of Expenses to Average Net
 Assets...........................     0.99%    0.99%    1.00%    0.99%    0.93%
Ratio of Net Investment Income to
 Average Net Assets...............     0.86%    1.01%    1.64%    1.34%    1.30%
Portfolio Turnover Rate...........       57%      78%     135%      73%      55%
Average Commission Rate #.........  $0.0661  $0.0687      N/A      N/A      N/A
--------------------------------------------------------------------------------
Voluntarily Waived Fees and
 Expenses Assumed by the Adviser
 Per Share........................  $  0.03  $  0.03  $  0.03  $  0.04  $  0.06
Ratio of Expenses to Average Net
 Assets Including Expense Offsets.     0.99%    0.99%    0.99%     N/A      N/A
--------------------------------------------------------------------------------

+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods.
# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                             JANUARY 2, 1997***
                                                                     TO
                                                              OCTOBER 31, 1997
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income......................................         0.01
 Net Realized and Unrealized Gain...........................         3.72
-------------------------------------------------------------------------------
  Total From Investment Operations..........................         3.73
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income......................................        (0.01)
-------------------------------------------------------------------------------
  Total Distributions.......................................        (0.01)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................      $ 13.72
===============================================================================
TOTAL RETURN+...............................................        37.34%**
===============================================================================
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).......................      $19,888
Ratio of Expenses to Average Net Assets.....................         1.25%*
Ratio of Net Investment Income to Average Net Assets........         0.06%*
Portfolio Turnover Rate.....................................           50%
Average Commission Rate.....................................      $0.0619
-------------------------------------------------------------------------------
Voluntarily Waived Fees and Expenses Assumed by the Adviser
 Per Share..................................................      $  0.13
Ratio of Expenses to Average Net Assets Including Expense
 Offsets....................................................         1.25%
-------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
***Commencement of Operations
  + Total return would have been lower had certain fees not been waived and assumed by the Adviser during the period.



    The accompanying notes are an integral part of the financial statements.

                         STERLING PARTNERS' PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio and the Sterling Partners' Small Cap Value Portfolio (the "Portfolios"), are portfolios of UAM Funds, Inc., which are diversified, open-end management investment companies. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objectives of the Portfolios are as follows:

  The STERLING PARTNERS' BALANCED PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a balanced portfolio of common stocks and fixed income securities.

  The STERLING PARTNERS' EQUITY PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks.

  The STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in equity securities of smaller companies, in terms of market capitalization.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange and unlisted securities for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. In addition, listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked price. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine

                         STERLING PARTNERS' PORTFOLIOS
  the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income to shareholders quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and in-kind transactions.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications as follows:

                                                     UNDISTRIBUTED  ACCUMULATED
                                                     NET INVESTMENT NET REALIZED
   STERLING PARTNERS' PORTFOLIOS                         INCOME         GAIN
   -----------------------------                     -------------- ------------
   Balanced.........................................      $ 81         $ (81)
   Small Cap Value..................................       423          (423)

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Sterling Capital Management Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios at a monthly fee calculated at an annual rate of 0.75% of average daily net assets for the month for the Sterling Partners' Balanced and Sterling Partners' Equity Portfolios and an annual rate of 1.00% of average daily net assets for the month for the Sterling Partners' Small Cap Value

                         STERLING PARTNERS' PORTFOLIOS

Portfolio. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.11%, 0.99% and 1.25% of average daily net assets for the Sterling Partners' Balanced Portfolio, the Sterling Partners' Equity Portfolio and the Sterling Partners' Small Cap Value Portfolio, respectively.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific annual fee payable monthly of 0.06%, 0.06% and 0.04% of average daily net assets for Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio and Sterling Partners' Small Cap Value Portfolio, respectively. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC for its services as sub-Administrator:

                                                                       PORTION
                                                        ADMINISTRATION PAID TO
STERLING PARTNERS' PORTFOLIOS                                FEES       CGFSC
-----------------------------                           -------------- -------
Balanced...............................................    $124,845    $81,424
Equity.................................................     103,608     76,637
Small Cap Value........................................      30,450     27,344

D. The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after

                         STERLING PARTNERS' PORTFOLIOS
the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which it provides services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the year ended October 31, 1997, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

STERLING PARTNERS' PORTFOLIOS                           PURCHASES     SALES
-----------------------------                          ----------- -----------
Balanced.............................................. $42,617,002 $33,326,201
Equity................................................  29,525,053  24,834,148
Small Cap Value.......................................  20,815,116   4,359,786

Purchases and sales of long-term U.S. Government and Agency securities were $53,770,887 and $57,899,903, respectively, for the Sterling Partners' Balanced Portfolio. There were no purchases or sales of long-term U.S. Government securities for the Sterling Partners' Equity Portfolio and Sterling Partners Small Cap Value Portfolio. The Sterling Partners' Equity Portfolio's purchases figure includes $307,952 of in-kind transactions.

I. LINE OF CREDIT: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolios had no borrowings under the agreement.

J. OTHER: At October 31, 1997, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                            NO. OF        %
STERLING PARTNERS' PORTFOLIOS                            SHAREHOLDERS OWNERSHIP
-----------------------------                            ------------ ---------
Balanced................................................       1        15.7%
Small Cap Value.........................................       1        19.1

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors ofUAM Funds, Inc. and Shareholders of
Sterling Partners' Balanced Portfolio
Sterling Partners' Equity Portfolio
Sterling Partners' Small Cap Value Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio, and Sterling Partners' Small Cap Value Portfolio (the "Portfolios"). Portfolios of the UAM Funds, Inc., at October 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

The Sterling Partners' Balanced and Sterling Partners' Equity Portfolios each hereby designate $1,907,560 and $1,080,582, respectively, as a long-term capital gain dividend for the purpose of the dividend paid deduction on its federal income tax return.

For the year ended October 31, 1997, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders for the Sterling Partners' Balanced, Sterling Partners' Equity and Sterling Partners' Small Cap Portfolios, is 15.1%, 24.8% and 8.7%, respectively.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                                TS&W PORTFOLIOS

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                              Peter M. Whitman, Jr.
Director, President                           Director
and Chairman
                                              William H. Park
John T. Bennett, Jr.                          Vice President
Director
                                              Michael E. DeFao
Nancy J. Dunn                                 Secretary
Director
                                              Karl O. Hartmann
Philip D. English                             Assistant Secretary
Director
                                              Gary L. French
William A. Humenuk                            Treasurer
Director
                                              Robert R. Flaherty
Charles H. Salisbury, Jr.                     Assistant Treasurer
Director and
Executive Vice President                      Gordon M. Shone
                                              Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Thompson, Siegel & Walmsley, Inc.
 5000 Monument Avenue
 Richmond, VA 23230-0883

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------


                       [LOGO OF UAM FUNDS APPEARS HERE]

                                     TS&W
                                  PORTFOLIOS

-------------------------------------------------------------------------------


                                 ANNUAL REPORT
                               OCTOBER 31, 1997

UAM FUNDS                                                        TS&W PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Portfolio of Investments
  Equity....................................................................   7
  Fixed Income..............................................................  11
  International Equity......................................................  13
Statement of Assets and Liabilities.........................................  19
Statement of Operations.....................................................  20
Statement of Changes in Net Assets
  Equity....................................................................  21
  Fixed Income..............................................................  22
  International Equity......................................................  23
Financial Highlights
  Equity....................................................................  24
  Fixed Income..............................................................  25
  International Equity......................................................  26
Notes to Financial Statements...............................................  27
Report of Independent Accountants...........................................  32

--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with our annual report for the period ended October 31, 1997 on the UAM Funds' Portfolios managed by Thompson, Siegel & Walmsley, Inc. (TS&W).

The TS&W Equity, Fixed Income and International Equity Portfolios have grown since our last report of April 30, 1997. The Equity Portfolio's net assets on October 31, 1997 were $95,581,734, the Fixed Income Portfolio's net asset value was $67,986,652 and the International Equity Portfolio was valued at $115,500,373.

Participants in these Portfolios include the TS&W retirement plans, existing TS&W clients, and others seeking investment management direction from TS&W. We encourage many of our clients to pursue a balanced investment approach, utilizing a combination of these Portfolios to achieve their specific investment objectives.

The Portfolios are managed by the TS&W team of investment professionals utilizing the same investment philosophy and decision making process which has been in place at our firm for over two decades. We pursue a conservative approach that emphasizes relative values in the selection of securities. We stress quality securities and a diversified approach in structuring portfolios.

Our decision making process focuses on top-down economic analysis; fundamental analysis of economic sectors, industries, and companies; and an analysis of absolute and relative values in the market. Our long-term goal is to achieve above-average results at below-average levels of risk over a complete economic or market cycle.

                             TS&W EQUITY PORTFOLIO

The TS&W Equity Portfolio had total net assets of $95,581,734 on October 31, 1997 with $82,564,638 (86.4% of net assets) invested in common stocks, and the remainder in cash reserves. The TS&W Equity Portfolio returned 26.31% for the year ended October 31, 1997 versus the S&P 500 Index (the "Index") return of 32.10%.

Nearly perfect economic conditions for stock investors prevailed over the twelve-month period ended October 31, 1997. The U.S. economy expanded at a healthy 4.0% rate over the previous four quarters, unemployment declined to its lowest level since 1973, and inflation reached its lowest annual rate in more than thirty years. This beneficial combination allowed interest rates to decline and facilitated further earnings growth by U.S. corporations, a powerful stimulus for stocks.

Of greater importance, perhaps, was investors' embrace of the "new era" hypothesis that suggests we are in the midst of an extended period of strong global economic growth and low inflation that will produce stock returns consistently above long-run averages with below-average risk. Ebullient market psychology is clearly on display in U.S. equity mutual funds which continue to receive record cash inflows. Fund managers presently hold the lowest level of portfolio cash in more than twenty years, despite stock valuations that are near record levels even after the market's decline in October.

The composition of the TS&W Equity Portfolio reflects our distinctly cautious point of view. During the past year we maintained a stock portfolio with key valuation measures such as price to earnings and price to book value ratios below the Index, as well as a higher dividend yield, in an effort to limit the downside risk to which portfolio shareholders are exposed. Our holdings are focused on quality companies with good long-term growth and profitability prospects. Finally, we increased the Portfolio's cash position as the market moved higher in late summer.

The U.S. economy should continue to grow over the next year, and powerful competitive and structural forces may keep consumer price inflation at a modest level. Nevertheless we are skeptical of the "new era" story line. In our view, the positive economic outlook is reflected in stock valuations, leaving little margin for negative surprises. Specifically, we doubt that U.S. corporations can continue to boost profit margins as Wall Street expects in the face of the increasing cost pressures that typify a mature economic expansion. The prominent earnings disappointments that contributed to market volatility in recent months are likely to become more prevalent. We believe that our value-oriented investment discipline will serve TS&W Equity Portfolio shareholders well in the year ahead.

                          TS&W FIXED INCOME PORTFOLIO

The TS&W Fixed Income Portfolio had total net assets of $67,986,652 on October 31, 1997. For the fiscal year ended October 31, 1997 the TS&W Fixed Income Portfolio return was 8.40% versus 8.81% for the Lehman Brothers
Government/Corporate Index (the "Index").

The interest rate environment of the fourth fiscal quarter was similar to the three prior quarters in that rates were slightly lower at the end of the quarter versus the beginning of the quarter. This drop in rates was most apparent for maturities greater than five years but was experienced in all maturities. An example is the yield on the 90 day Treasury bill which fell four basis points to 5.19% from 5.23% at the start of the quarter. By comparison the yield on five and ten year Treasury issues fell eighteen basis points during the quarter. The five year yield fell to 5.72% from 5.90% and the ten year yield fell to 5.83% from 6.01%. The yield on the 30 year Treasury declined by fourteen basis points. The drop in rates for the Portfolio's full fiscal year was 35 basis points for five year Treasuries, 51 basis points for ten year Treasuries and 49 basis points for 30 year Treasuries.

Our strategy during the recent quarter has been to reduce the Portfolio's average duration. This was accomplished through selling securities with long maturities and purchasing intermediate corporate bonds. This strategy effectively moved the Portfolio duration to 4.7 years at the close of the fiscal year. The duration of the Index was 5.2 years as of October 31, 1997. The corporate bonds purchased had yields equal to or higher than the long treasury bonds sold effectively raising the Portfolio's yield. The Portfolio as of October 31, 1997 was composed of 51.2% Treasury issues, 21.5% corporate bonds, 6.0% overnight funds, and 21.9% mortgage pass-through securities. The effective maturity is 7.7 years.

An additional step taken during the recent fiscal quarter was to reduce our allocation to mortgage backed bonds. This strategic move was executed to capture gains from a sector that had outperformed Treasuries and to reduce exposure to a sector negatively impacted by increasing prepayments associated with a low interest rate environment. We reduced the percentage of the Portfolio allocated to mortgages from a peak allocation of 30.7% on March 31, 1997. The proceeds from this reduction were reinvested in corporate bonds. Our commitment to the corporate sector increased from 13.8% of the Portfolio at the end of our 1996 fiscal year.

Our outlook is for rates to fluctuate within a reasonably narrow band around current levels. We have yet to see signs of accelerating consumer price inflation despite robust economic growth. Recent events in Southeast Asia have the potential to dampen U.S. economic growth and inflationary pressures over the next year. Nevertheless, we believe the Federal Reserve would move to boost U.S. rates if clearer signs of inflation emerged.

                      TS&W INTERNATIONAL EQUITY PORTFOLIO

The TS&W International Equity Portfolio had total net assets of $115,500,373 on October 31, 1997. The TS&W International Equity Portfolio returned 7.94% for the year ended October 31, 1997. The Morgan Stanley Capital International EAFE Index ("EAFE"), our benchmark index, rose 4.63% for that period.

The final quarter of the fiscal year proved to be very dramatic and ended the year on a negative tone. The currency crisis that started in Thailand spread to, and enveloped, Indonesia, Malaysia, Singapore, and Taiwan by mid-October. The basic underpinnings of the Asian growth miracle, like high investment rates, healthy margins, and a surplus of credit, unraveled. By quarter end, even the safe havens were challenged. In Hong Kong the monetary authorities successfully fought off devaluation, but at a huge price to its stock market. The scale of losses there unnerved investors world wide, leading to a sharp sell-off around the globe on October 27th, highlighting the interdependence of global markets.

Japanese and Latin American markets also caught this Asia flu. All registered double digit declines for the fourth quarter. The view that what happened in Asia could happen in Latin America became contagious and self fulfilling.

In contrast, Europe was relatively firm, down only 2% for the quarter, slightly better than Wall Street itself. European stock markets had earned large profits over the first nine months of the year, and ended our fiscal year up 23.7%. Simply put, Europe is beginning to accept and embrace industrial restructuring and rationalization. Its industries are pruning costs, sharpening their strategic focus, and becoming more profitability oriented. Asia, and particularly Japan, is just beginning to acknowledge that new thinking is needed and that the growth strategies that served it so well for the past two decades are no longer helpful. For the full year, the dichotomy between East and West was striking as Japan fell over 18% and non-Japan Asia declined by over 30%.

Our overweighting in Europe will be maintained as there are still significant benefits to come. The objectives of the Portfolio mandate good diversification of risks worldwide. Thus we will continue to invest in Asia, although on a highly selective basis. We will remain underweight there until concrete evidence of real change occurs.

Respectfully submitted,

/s/ John T. Siegel

John T. Siegel, CFA
Managing Director
Thompson, Siegel & Walmsley, Inc.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For a complete discussion on the risks associated with international investing, please refer to the TS&W International Equity Portfolio's Prospectus.

Performance Comparison
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
                             TS&W EQUITY PORTFOLIO
                AND THE STANDARD & POOR'S 500 INDEX (S&P 500).

                           [LINE GRAPH APPEARS HERE]


AVERAGE ANNUAL TOTAL RETURN            1        5       SINCE
FOR PERIOD ENDED OCTOBER 31, 1997    YEAR     YEAR     7/17/92*
-----------------------------------------------------------------
TS&W EQUITY PORTFOLIO               26.31%   16.27%    14.57%**
-----------------------------------------------------------------
S&P 500 INDEX                       32.10%   19.85%    18.67%
-----------------------------------------------------------------


                   TS&W EQUITY PORTFOLIO+       S&P 500 INDEX+
                   ---------------------        -------------
7/17/92*                   10,000                   10,000
10/31/92                    9,670                    9,945
10/31/93                   11,180                   11,428
10/31/94                   11,719                   11,869
10/31/95                   13,397                   15,004
10/31/96                   16,271                   18,617
10/31/97                   20,552                   24,593

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Please note that one cannot invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
                          TS&W FIXED INCOME PORTFOLIO
              AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX.

                           [LINE GRAPH APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURN            1          5          SINCE
FOR PERIOD ENDED OCTOBER 31, 1997    YEAR       YEAR        7/17/92*
--------------------------------------------------------------------
TS&W FIXED INCOME PORTFOLIO          8.40%      6.44%       6.33%**
--------------------------------------------------------------------
LEHMAN BROTHERS GOV'T/CORP. INDEX    8.81%      7.62%       7.38%
--------------------------------------------------------------------

                  TS&W FIXED                LEHMAN BROTHERS GOVERNMENT
               INCOME PORTFOLIO+                 CORPORATE INDEX+
               ----------------             --------------------------
7/17/92*            10,000                            10,000
10/31/92            10,131                            10,071
10/31/93            11,277                            11,444
10/31/94            10,659                            10,913
10/31/95            12,231                            12,677
10/31/96            12,769                            13,360
10/31/97            13,842                            14,537

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

Please note that one cannot invest in an unmanaged index.

Performance Comparison
--------------------------------------------------------------------------------
        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN THE
                      TS&W INTERNATIONAL EQUITY PORTFOLIO
        AND THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX.

                           [LINE GRAPH APPEARS HERE]


AVERAGE ANNUAL TOTAL RETURN                          1       SINCE
FOR PERIOD ENDED OCTOBER 31, 1997                  YEAR    12/18/92*
--------------------------------------------------------------------------------
TS&W INTERNATIONAL EQUITY PORTFOLIO                7.94%    10.31%**
--------------------------------------------------------------------------------
MSCI EAFE INDEX                                    4.63%    11.83%
--------------------------------------------------------------------------------


                    TS&W INTERNATIONAL         MORGAN STANLEY CAPITAL
                     EQUITY PORTFOLIO+        INTERNATIONAL EAFE INDEX+
                    ------------------        -------------------------
12/18/92*                10,000                         10,000
10/31/93                 12,540                         13,581
10/31/94                 13,903                         14,915
10/31/95                 13,749                         14,860
10/31/96                 14,947                         16,416
10/31/97                 16,134                         17,176

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

*  Commencement of Operations
** Total return of the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
+ The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance asssumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of arithmetic, market value weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Please note that one cannot invest in an unmanaged index.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                             SHARES   VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (86.4%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.3%)
 Raytheon Co. .............................................. 23,610 $ 1,280,843
-------------------------------------------------------------------------------
BANKS (5.3%)
 BankAmerica Corp. ......................................... 13,000     929,500
 Crestar Financial Corp. ................................... 21,590   1,021,477
 J.P. Morgan & Co. ......................................... 20,000   2,195,000
 National City Corp. ....................................... 15,300     914,175
                                                                    -----------
                                                                      5,060,152
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (4.2%)
 Archer-Daniels-Midland Co. ................................ 70,875   1,576,969
 CPC International, Inc. ................................... 18,070   1,788,930
 Procter & Gamble Co. ...................................... 10,000     680,000
                                                                    -----------
                                                                      4,045,899
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (4.8%)
 Albany International Corp., Class A........................ 39,325     958,547
 Flowserve Corp. ........................................... 31,979     951,375
 Grainger (W.W.), Inc. ..................................... 20,000   1,748,750
 Raychem Corp. .............................................  9,800     887,513
                                                                    -----------
                                                                      4,546,185
-------------------------------------------------------------------------------
CHEMICALS (1.1%)
 Nalco Chemical Co. ........................................ 26,840   1,073,600
-------------------------------------------------------------------------------
CONSTRUCTION (1.5%)
 Ingersoll-Rand Co. ........................................ 37,800   1,471,837
-------------------------------------------------------------------------------
CONSUMER CYCLICAL (1.4%)
 Masco Corp. ............................................... 29,920   1,312,740
-------------------------------------------------------------------------------
CONSUMER STAPLES (4.6%)
 International Flavors & Fragrances, Inc. .................. 62,500   3,023,437
 Unilever N.V.-New York Shares.............................. 26,000   1,387,750
                                                                    -----------
                                                                      4,411,187
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            SHARES    VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
ELECTRONICS (10.1%)
 AMP, Inc. ................................................  35,000 $ 1,575,000
 Electronic Data Systems Corp. ............................  70,000   2,708,125
 Emerson Electric Co. .....................................  20,100   1,053,994
 General Electric Co. .....................................  15,436     996,587
 Hewlett-Packard Co. ......................................  37,000   2,282,437
 Motorola, Inc. ...........................................  17,000   1,049,750
                                                                    -----------
                                                                      9,665,893
-------------------------------------------------------------------------------
ENERGY (8.6%)
 Chevron Corp. ............................................  16,700   1,385,056
 Dresser Industries, Inc. .................................  45,050   1,897,731
 Elf Aquitaine ADR.........................................  37,479   2,314,328
 Schlumberger Ltd. ........................................  13,340   1,167,250
 Texaco, Inc. .............................................  25,000   1,423,438
                                                                    -----------
                                                                      8,187,803
-------------------------------------------------------------------------------
HEALTH CARE (4.5%)
 Johnson & Johnson.........................................  44,500   2,553,187
 Schering-Plough Corp. ....................................  31,480   1,764,848
                                                                    -----------
                                                                      4,318,035
-------------------------------------------------------------------------------
INSURANCE (0.9%)
 Chubb Corp. ..............................................  12,500     828,125
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (2.8%)
 McDonald's Corp. .........................................  59,430   2,663,207
-------------------------------------------------------------------------------
MANUFACTURING (2.4%)
 Pall Corp. ............................................... 111,700   2,310,794
-------------------------------------------------------------------------------
PAPER & PACKAGING (0.9%)
 International Paper Co. ..................................  19,400     873,000
-------------------------------------------------------------------------------
PHARMACEUTICALS (4.6%)
 American Home Products Corp. .............................  32,500   2,409,062
 Pharmacia & Upjohn, Inc. .................................  62,500   1,984,375
                                                                    -----------
                                                                      4,393,437
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                             SHARES   VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (6.1%)
 Duke Realty Investments, Inc. ............................. 50,000 $ 1,125,000
 Highwoods Properties, Inc. ................................ 33,000   1,138,500
 Liberty Property Trust..................................... 47,500   1,330,000
 Merry Land & Investment Co., Inc. ......................... 52,400   1,142,975
 United Dominion Realty Trust............................... 75,000   1,040,625
                                                                    -----------
                                                                      5,777,100
-------------------------------------------------------------------------------
RETAIL (1.1%)
 Wal-Mart Stores, Inc. ..................................... 30,000   1,053,750
-------------------------------------------------------------------------------
SERVICES (3.0%)
 Burlington Northern, Inc. ................................. 10,000     950,000
 Waste Management, Inc. .................................... 81,820   1,912,542
                                                                    -----------
                                                                      2,862,542
-------------------------------------------------------------------------------
TECHNOLOGY (3.2%)
 Corning, Inc. ............................................. 45,000   2,030,625
 B.F. Goodrich Co. ......................................... 23,600   1,051,675
                                                                    -----------
                                                                      3,082,300
-------------------------------------------------------------------------------
UTILITIES (14.0%)
 Dominion Resources, Inc. .................................. 47,650   1,771,984
 Enron Corp. ............................................... 70,225   2,668,550
 GTE Corp. ................................................. 66,300   2,813,606
 MCI Communications Corp. .................................. 55,000   1,949,063
 NICOR, Inc. ............................................... 15,700     605,431
 Pacificorp................................................. 98,600   2,138,387
 Southern Co. .............................................. 61,000   1,399,188
                                                                    -----------
                                                                     13,346,209
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $67,468,319)......................         82,564,638
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          FACE
                                                         AMOUNT      VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (13.7%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (13.7%)
 Chase Securities, Inc. 5.60% dated 10/31/97, due
  11/3/97, to be repurchased at $13,075,099,
  collateralized by $12,530,203 of various U.S.
  Treasury Notes, 5.50%-8.75%, due 5/15/00-6/30/02,
  valued at $13,076,373 (COST $13,069,000)............ $13,069,000 $13,069,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (COST $80,537,319) (A).....              95,633,638
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)..................                 (51,904)
-------------------------------------------------------------------------------
NET ASSETS (100%).....................................             $95,581,734
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+    See Note A to Financial Statements.
ADR  American Depositary Receipt
(a) The cost for federal income tax purposes was $80,537,319. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $15,096,319. This consisted of aggregate gross unrealized appreciation for all securities of $16,664,519 and aggregate gross unrealized depreciation for all securities of $1,568,200.

   The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                             FACE
                                                            AMOUNT     VALUE+

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (51.2%)
--------------------------------------------------------------------------------
U.S. TREASURY BONDS (20.2%)
 6.25%, 8/15/23.........................................  $3,900,000 $ 3,907,059
 7.125%, 2/15/23........................................   5,050,000   5,610,852
 8.125%, 8/15/19........................................   3,490,000   4,265,094
                                                                     -----------
                                                                      13,783,005
--------------------------------------------------------------------------------
U.S. TREASURY NOTES (31.0%)
 6.00%, 9/30/98.........................................   2,050,000   2,058,282
 6.125%, 8/31/98........................................   2,000,000   2,009,300
 6.25%, 8/31/00.........................................   3,235,000   3,277,152
 6.375%, 1/15/99-7/15/99................................   3,825,000   3,867,138
 6.50%, 8/15/05.........................................   5,000,000   5,181,350
 7.25%, 8/15/04.........................................   2,350,000   2,533,112
 7.50%, 5/15/02.........................................   2,000,000   2,135,780
                                                                     -----------
                                                                      21,062,114
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $33,122,791).....              34,845,119
--------------------------------------------------------------------------------
AGENCY SECURITIES (21.9%)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (4.5%)
 6.00%, 2/1/02..........................................   3,083,623   3,071,628
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (11.4%)
 6.50%, 2/1/03..........................................   2,679,507   2,683,694
 7.00%, 3/1/11..........................................   2,405,955   2,436,781
 8.00%, 2/1/23..........................................   2,515,805   2,615,651
                                                                     -----------
                                                                       7,736,126
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (6.0%)
 7.50%, 1/15/07-12/15/22................................   1,745,576   1,784,851
 9.00%, 8/15/24.........................................   2,135,944   2,286,127
 12.50%, 11/15/13.......................................       5,633       6,562
                                                                     -----------
                                                                       4,077,540
--------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES (COST $14,667,112)..............              14,885,294
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                            FACE
                                                           AMOUNT     VALUE+

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (21.5%)
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (4.5%)
 Phillip Morris Cos., Inc. 7.25%, 9/15/01..............  $3,000,000 $ 3,082,500
--------------------------------------------------------------------------------
FINANCIAL SERVICES (12.4%)
 CIT Group Holdings 6.375%, 8/1/02.....................   3,000,000   3,007,500
 Countrywide Funding Corp. 8.25%, 7/15/02..............   2,000,000   2,147,500
 Fleet/Norstar Group 8.125%, 7/1/04....................     655,000     711,494
 Lehman Brothers, Inc. 7.125%, 7/15/02.................   2,500,000   2,578,125
                                                                    -----------
                                                                      8,444,619
--------------------------------------------------------------------------------
INDUSTRIAL (4.6%)
 Ford Motor Credit Co. 7.00%, 9/25/01..................   3,000,000   3,097,500
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS (COST $14,396,828).........              14,624,619
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.0%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/3/97, to be repurchased at $4,078,903,
  collateralized by $3,908,917 of various U.S. Treasury
  Notes, 5.50%-8.75%, due 5/15/00-6/30/02, valued at
  $4,079,300 (COST $4,077,000).........................   4,077,000   4,077,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%) (COST $66,263,731)(A).......              68,432,032
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)...................                (445,380)
--------------------------------------------------------------------------------
NET ASSETS (100%)......................................             $67,986,652
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $66,278,568. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $2,153,464. This consisted of aggregate gross unrealized appreciation for all securities of $2,156,521 and aggregate gross unrealized depreciation for all securities of $3,057.

   The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (86.3%)
-------------------------------------------------------------------------------
ARGENTINA (1.6%)
 YPF S.A. ADR.............................................  58,000 $  1,856,000
-------------------------------------------------------------------------------
AUSTRALIA (2.8%)
 Brambles Industries Ltd. ................................ 106,000    2,037,315
 WMC Ltd. ................................................ 320,994    1,139,573
                                                                   ------------
                                                                      3,176,888
-------------------------------------------------------------------------------
BRAZIL (1.5%)
 Telebras S.A. ADR........................................  17,000    1,725,500
-------------------------------------------------------------------------------
DENMARK (1.5%)
 Novo Nordisk A/S, Class B................................  16,000    1,731,945
-------------------------------------------------------------------------------
FINLAND (1.6%)
 Instrumentarium Group, Class A...........................  53,000    1,791,682
-------------------------------------------------------------------------------
FRANCE (4.0%)
 Castorama Dubois.........................................  10,000    1,042,118
 Elf Aquitaine S.A. ......................................  12,463    1,542,991
 Elf Aquitaine S.A. ADR...................................   9,227      569,767
 Valeo SA.................................................  22,115    1,475,203
                                                                   ------------
                                                                      4,630,079
-------------------------------------------------------------------------------
GERMANY (9.8%)
 adidas AG................................................  12,000    1,747,302
 Bayerische Motoren Werke AG..............................   2,225    1,613,441
 #Deutsche Lufthansa AG................................... 100,000    1,757,745
 Karstadt AG..............................................   4,000    1,387,632
 Mannesmann AG............................................   3,681    1,558,841
 Tarkett AG...............................................  30,000      741,385
 #Tarkett AG ADR..........................................  34,000      904,740
 Veba AG..................................................  28,000    1,575,589
                                                                   ------------
                                                                     11,286,675
-------------------------------------------------------------------------------
HONG KONG (3.8%)
 HSBC Holdings plc........................................  94,518    2,139,799
 Hutchison Whampoa Ltd. .................................. 250,000    1,730,272
 Sun Hung Kai Properties Ltd. ............................  75,000      553,040
                                                                   ------------
                                                                      4,423,111
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 INDIA (1.2%)
 *Indian Opportunities Fund Ltd. ......................... 156,183 $  1,405,647
-------------------------------------------------------------------------------
 ISRAEL (1.0%)
  Scitex Corp., Ltd. ..................................... 100,000    1,200,000
-------------------------------------------------------------------------------
 JAPAN (10.1%)
  Canon, Inc. ............................................  62,000    1,504,654
  East Japan Railway Co. .................................     200      972,407
  Hitachi Ltd. ........................................... 193,000    1,483,752
  Japan OTC Equity Fund, Inc. ............................ 150,000      815,625
  Mitsubishi Heavy Industries Ltd. ....................... 223,000    1,095,354
  Mitsui & Co., Ltd. ..................................... 199,000    1,510,032
  Nomura Securities Co., Ltd. ............................ 140,000    1,628,989
  Riso Kagaku.............................................  27,200    1,602,793
  Yamatake-Honeywell Co., Ltd. ...........................  90,000    1,084,608
                                                                   ------------
                                                                     11,698,214
-------------------------------------------------------------------------------
 KOREA (1.1%)
  Samsung Electronics Co. ................................  32,982    1,302,102
-------------------------------------------------------------------------------
 MALAYSIA (0.4%)
  Carlsberg Brewery (Malaysia) Bhd. ...................... 116,500      419,946
-------------------------------------------------------------------------------
 MEXICO (2.6%)
 *Banacci, Class B........................................ 600,000    1,207,186
  Panamerican Beverages, Inc., Class A....................  56,000    1,736,000
                                                                   ------------
                                                                      2,943,186
-------------------------------------------------------------------------------
 NETHERLANDS (5.9%)
 *ASM Lithography Holding N.V. ...........................  25,000    1,816,074
  ING Groep N.V. .........................................  36,076    1,514,783
  Koninklijke Emballage Industrie Van Leer................  80,000    1,619,784
  Philips Electronics N.V. ...............................  24,000    1,879,443
                                                                   ------------
                                                                      6,830,084
-------------------------------------------------------------------------------
 NORWAY (2.1%)
 *Petroleum Geo-Services ASA..............................  35,000    2,399,105
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 SINGAPORE (2.3%)
  Clipsal Industries Ltd. ................................ 459,000 $  1,188,810
  Datacraft Asia Ltd. .................................... 648,000    1,477,440
                                                                   ------------
                                                                      2,666,250
-------------------------------------------------------------------------------
 SPAIN (2.9%)
  ENDESA..................................................  91,200    1,718,388
  Repsol S.A. ADR.........................................  39,000    1,657,500
                                                                   ------------
                                                                      3,375,888
-------------------------------------------------------------------------------
 SWEDEN (9.6%)
  Ericsson (LM) ADR.......................................  67,000    2,964,750
  Esselte AB, Class B.....................................  55,000    1,195,541
  Getinge Industrier AB, Class B..........................  80,000    1,376,238
 *Scandic Hotels AB....................................... 102,000    2,312,401
  Sparbanken Sverige AB, Class A.......................... 110,000    2,493,766
  Tornet Fastighets AB....................................  60,000      784,136
                                                                   ------------
                                                                     11,126,832
-------------------------------------------------------------------------------
 SWITZERLAND (4.5%)
  ABB AG (Bearer).........................................   1,380    1,798,286
  Roche Holding AG........................................     215    1,889,022
  Sika Finanz AG (Bearer).................................   5,000    1,470,903
                                                                   ------------
                                                                      5,158,211
-------------------------------------------------------------------------------
 THAILAND (0.4%)
  Thai Euro Fund..........................................  50,000      487,500
-------------------------------------------------------------------------------
 UNITED KINGDOM (15.6%)
  British Airport Authority plc........................... 134,527    1,241,107
  First Leisure Corp. plc................................. 250,000    1,075,634
 *Flextech plc............................................ 183,000    1,795,743
  Geest plc............................................... 375,000    2,333,686
 *Norwich Union plc....................................... 325,000    1,853,529
  Psion plc............................................... 265,000    1,981,855
  Rolls-Royce plc......................................... 418,556    1,502,465
  RTZ Corp. plc (Registered).............................. 104,227    1,342,699
  TI Group plc............................................ 179,165    1,645,411

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                       SHARES         VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
UNITED KINGDOM--(CONTINUED)
 TransTec plc.....................................         840,000 $  1,479,469
 Unilever plc.....................................         244,000    1,817,230
                                                                   ------------
                                                                     18,068,828
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $85,711,400)............                   99,703,673
-------------------------------------------------------------------------------
PREFERRED STOCKS (1.0%)
-------------------------------------------------------------------------------
BRAZIL (1.0%)
 Banco Itau S.A. (COST $1,224,142)................       3,000,000    1,210,994
-------------------------------------------------------------------------------
                                                        FACE
                                                       AMOUNT
-------------------------------------------------------------------------------
CONVERTIBLE BONDS (6.6%)
-------------------------------------------------------------------------------
JAPAN (5.7%)
 Credit Saison Co., Ltd., Series 1, 0.50%,
  3/31/03......................................... JPY 200,000,000    2,559,840
 Denso Corp., Series 4, 1.60%, 12/20/02...........     120,000,000    1,605,718
 Sony Corp., Series 4, 1.40%, 3/31/05.............     225,000,000    2,468,418
                                                                   ------------
                                                                      6,633,976
-------------------------------------------------------------------------------
SWITZERLAND (0.9%)
 Novartis AG 2.00%, 10/6/02....................... CHF     700,000    1,034,250
-------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $6,454,423).........                    7,668,226
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

                                                          FACE
                                                         AMOUNT      VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.2%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.2%)
 Chase Securities, Inc. 5.60%, dated 10/31/97, due
  11/3/97 to be repurchased at $7,100,312,
  collateralized by $6,804,411 of various U.S.
  Treasury Notes, 5.50%-8.75%, due 5/15/00-6/30/02,
  valued at $7,101,004 (COST $7,097,000).............. $7,097,000 $  7,097,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (COST $100,486,965) (A)....             115,679,893
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)..................                (179,520)
-------------------------------------------------------------------------------
NET ASSETS (100%).....................................            $115,500,373
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+   See Note A to Financial Statements.
*   Non-Income Producing Security
#   144A Security-Certain conditions for public sale may exist.
ADR American Depositary Receipt
CHF Swiss Franc
JPY Japanese Yen
(a) The cost for federal income tax purposes was $100,504,632. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $15,175,261. This consisted of aggregate gross unrealized appreciation for all securities of $23,956,389 and aggregate gross unrealized depreciation for all securities of $8,781,128.

   The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
October 31, 1997

  At October 31, 1997 sector diversification of the Portfolio was as follows:

                                                             % OF
                                                             NET        MARKET
SECTOR DIVERSIFICATION (UNAUDITED)                          ASSETS      VALUE
----------------------------------------------------------------------------------
Automotive.................................................   2.7 %  $  3,115,907
Banks......................................................   6.1       7,051,745
Beverages, Food & Tobacco..................................   5.5       6,306,862
Broadcasting & Publishing..................................   1.5       1,795,743
Building Materials.........................................   1.4       1,646,125
Construction...............................................   1.3       1,470,903
Consumer Cyclical..........................................   1.5       1,747,302
Consumer Durables..........................................   5.5       6,329,716
Electronics................................................  11.1      12,838,382
Energy.....................................................   6.9       8,025,363
Entertainment & Leisure....................................   0.9       1,075,634
Financial Services.........................................   3.6       4,188,830
Health Care................................................   5.3       6,091,192
Industrial.................................................   6.2       7,214,584
Insurance..................................................   2.9       3,368,312
Lodging & Restaurants......................................   2.0       2,312,401
Manufacturing..............................................   1.4       1,619,784
Metals.....................................................   2.1       2,482,272
Multi-Industry.............................................   6.6       7,594,487
Office Equipment...........................................   1.4       1,602,793
Pharmaceuticals............................................   1.5       1,731,945
Real Estate................................................   1.2       1,337,176
Repurchase Agreement.......................................   6.1       7,097,000
Retail.....................................................   1.2       1,387,632
Services...................................................   4.8       5,516,081
Technology.................................................   1.3       1,504,654
Telecommunications.........................................   2.8       3,202,940
Transportation.............................................   2.4       2,730,151
Utilities..................................................   2.9       3,293,977
----------------------------------------------------------------------------------
  Total Investments........................................ 100.1 %  $115,679,893
Other Assets and Liabilities (Net).........................  (0.1)       (179,520)
----------------------------------------------------------------------------------
  Net Assets............................................... 100.0 %  $115,500,373
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

                                                         TS&W          TS&W
                                             TS&W        FIXED     INTERNATIONAL
                                            EQUITY      INCOME        EQUITY
                                           PORTFOLIO   PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------
ASSETS
 Investments, at Cost,................... $80,537,319 $66,263,731  $100,486,965
                                          =========== ===========  ============
 Investments, at Value (Including
  Repurchase Agreements of $13,069,000,
  $4,077,000 and $7,097,000,
  respectively).......................... $95,633,638 $68,432,032  $115,679,893
 Foreign Currency, at Value (Cost
  $39,988)...............................         --          --         35,677
 Cash....................................         912          37           --
 Receivable for Investments Sold.........         --          --        951,073
 Dividends Receivable....................     111,589         --         84,831
 Receivable for Portfolio Shares Sold....       8,000       3,000       527,280
 Foreign Withholding Tax Reclaim
  Receivable.............................         --          --        188,083
 Interest Receivable.....................       2,033     809,169         9,677
 Other Assets............................       2,353       1,566         2,915
--------------------------------------------------------------------------------
  Total Assets...........................  95,758,525  69,245,804   117,479,429
--------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.......         --    1,188,963       780,000
 Payable for Portfolio Shares Redeemed...      73,260         --        555,537
 Payable for Investment Advisory Fees--
  Note B.................................      63,215      25,852       107,342
 Payable for Administrative Fees--Note C.      12,850       8,725        16,782
 Payable for Custodian Fees--Note D......       2,772       3,599       106,023
 Payable for Account Services Fees--Note
  F......................................         810         --          1,258
 Payable for Directors' Fees--Note G.....         820         753           889
 Due to Custodian Bank--Note D...........         --          --        387,270
 Payable for Dividends Declared..........         --        9,427           --
 Other Liabilities.......................      23,064      21,833        23,955
--------------------------------------------------------------------------------
  Total Liabilities......................     176,791   1,259,152     1,979,056
--------------------------------------------------------------------------------
NET ASSETS............................... $95,581,734 $67,986,652  $115,500,373
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital......................... $64,171,019 $65,947,757  $ 97,280,448
 Undistributed (Overdistributed) Net In-
  vestment Income........................     163,142     (18,624)      529,912
 Accumulated Net Realized Gain (Loss)....  16,151,254    (110,782)    2,518,645
 Unrealized Appreciation/Depreciation....  15,096,319   2,168,301    15,171,368
--------------------------------------------------------------------------------
NET ASSETS............................... $95,581,734 $67,986,652  $115,500,373
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001
  par value) (Authorized 25,000,000).....   5,786,215   6,452,918     7,626,306
 Net Asset Value, Offering and Redemption
  Price Per Share........................ $     16.52 $     10.54  $      15.14
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W PORTFOLIOS
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1997

                                                            TS&W         TS&W
                                               TS&W        FIXED     INTERNATIONAL
                                              EQUITY       INCOME       EQUITY
                                             PORTFOLIO   PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................................  $ 2,078,144  $      --    $1,943,777
 Interest.................................      391,520   4,135,270      323,729
 Less: Foreign Taxes Withheld.............          --          --      (205,421)
----------------------------------------------------------------------------------
  Total Income............................    2,469,664   4,135,270    2,062,085
----------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B.........      684,525     286,323    1,164,469
 Administrative Fees--Note C..............      146,500     105,390      190,553
 Custodian Fees--Note D...................       10,249       8,789       77,648
 Account Services Fees--Note F............        5,668       2,589        2,577
 Directors' Fees--Note G..................        3,189       2,822        3,531
 Other Expenses...........................       54,279      49,452       73,261
----------------------------------------------------------------------------------
  Total Expenses..........................      904,410     455,365    1,512,039
 Expense Offset--Note A...................         (136)       (301)      (1,803)
----------------------------------------------------------------------------------
  Net Expenses............................      904,274     455,064    1,510,236
----------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................    1,565,390   3,680,206      551,849
----------------------------------------------------------------------------------
NET REALIZED GAIN ON:
 Investments..............................   16,195,514      48,016    2,526,992
 Foreign Exchange Transactions............          --          --        28,276
----------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN ON INVESTMENTS AND
 FOREIGN EXCHANGE TRANSACTIONS............   16,195,514      48,016    2,555,268
----------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
 Investments..............................    2,896,650   1,493,638    5,094,492
 Foreign Exchange Translations............          --          --       (21,048)
----------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED
 APPRECATION/DEPRECIATION.................    2,896,650   1,493,638    5,073,444
----------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FOREIGN
 EXCHANGE TRANSACTIONS....................   19,092,164   1,541,654    7,628,712
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS...............................  $20,657,554  $5,221,860   $8,180,561
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                       OCTOBER 31,   OCTOBER 31,
                                                           1997          1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................  $  1,565,390  $  1,391,299
 Net Realized Gain...................................    16,195,514     6,684,146
 Net Change in Unrealized Appreciation/Depreciation..     2,896,650     5,430,617
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions.............................................    20,657,554    13,506,062
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................    (1,548,754)   (1,354,955)
 Net Realized Gain...................................    (6,706,841)   (1,593,944)
----------------------------------------------------------------------------------
  Total Distributions................................    (8,255,595)   (2,948,899)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued..............................................     9,013,129    19,601,348
   --In Lieu of Cash Distributions...................     7,810,103     2,760,308
 Redeemed............................................   (15,197,710)  (11,716,080)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.......     1,625,522    10,645,576
----------------------------------------------------------------------------------
 Total Increase......................................    14,027,481    21,202,739
Net Assets:
 Beginning of Period.................................    81,554,253    60,351,514
----------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income of $163,142 and $189,956, respective-
  ly)................................................  $ 95,581,734  $ 81,554,253
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued......................................       578,626     1,434,829
  In Lieu of Cash Distributions......................       559,828       210,384
  Shares Redeemed....................................      (983,929)     (854,647)
----------------------------------------------------------------------------------
                                                            154,525       790,566
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         OCTOBER 31,  OCTOBER 31,
                                                            1997         1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Interest Income...................................  $ 3,680,206  $ 2,966,147
 Net Realized Gain.....................................       48,016      497,684
 Net Change in Unrealized Appreciation/Depreciation....    1,493,638     (872,322)
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.    5,221,860    2,591,509
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................   (3,668,126)  (2,959,603)
 In Excess of Net Investment Income....................      (12,080)      (6,544)
----------------------------------------------------------------------------------
  Total Distributions..................................   (3,680,206)  (2,966,147)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued................................................    9,167,888   17,967,704
   --In Lieu of Cash Distributions.....................    3,572,636    2,915,928
 Redeemed..............................................   (7,987,804)  (5,493,469)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........    4,752,720   15,390,163
----------------------------------------------------------------------------------
 Total Increase........................................    6,294,374   15,015,525
Net Assets:
 Beginning of Period...................................   61,692,278   46,676,753
----------------------------------------------------------------------------------
 End of Period (including distributions in excess of
  net investment income of $(18,624) and $(6,544), re-
  spectively)..........................................  $67,986,652  $61,692,278
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................      892,974    1,763,847
  In Lieu of Cash Distributions........................      347,371      284,741
  Shares Redeemed......................................     (775,004)    (541,108)
----------------------------------------------------------------------------------
                                                             465,341    1,507,480
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED    YEAR ENDED
                                                       OCTOBER 31,   OCTOBER 31,
                                                           1997          1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................  $    551,849  $    785,452
 Net Realized Gain...................................     2,555,268       700,134
 Net Change in Unrealized Appreciation/Depreciation..     5,073,444     5,859,381
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions.............................................     8,180,561     7,344,967
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................      (808,398)     (847,432)
 Net Realized Gain...................................      (639,370)          --
----------------------------------------------------------------------------------
  Total Distributions................................    (1,447,768)     (847,432)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued..............................................    51,429,847    21,166,664
   --In Lieu of Cash Distributions...................     1,434,895       837,181
 Redeemed............................................   (47,436,454)   (2,715,197)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.......     5,428,288    19,288,648
----------------------------------------------------------------------------------
 Total Increase......................................    12,161,081    25,786,183
Net Assets:
 Beginning of Period.................................   103,339,292    77,553,109
----------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income of $529,912 and $750,393, respective-
  ly)................................................  $115,500,373  $103,339,292
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued......................................     3,212,502     1,532,523
  In Lieu of Cash Distributions......................       100,342        63,761
  Shares Redeemed....................................    (2,951,613)     (196,067)
----------------------------------------------------------------------------------
                                                            361,231     1,400,217
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            YEARS ENDED OCTOBER 31,
                                          --------------------------------------
                                     1997     1996     1995     1994     1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD...........................  $ 14.48  $ 12.47  $ 11.23  $ 11.02  $  9.65
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income............     0.27     0.26     0.23     0.19     0.14
 Net Realized and Unrealized Gain.     3.25     2.34     1.34     0.33     1.36
--------------------------------------------------------------------------------
  Total From Investment
   Operations.....................     3.52     2.60     1.57     0.52     1.50
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income............    (0.27)   (0.26)   (0.22)   (0.18)   (0.13)
 Net Realized Gain................    (1.21)   (0.33)   (0.11)   (0.13)     --
--------------------------------------------------------------------------------
  Total Distributions.............    (1.48)   (0.59)   (0.33)   (0.31)   (0.13)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....  $ 16.52  $ 14.48  $ 12.47  $ 11.23  $ 11.02
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN......................    26.31%   21.45%   14.32%    4.82%   15.62%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)......................  $95,582  $81,554  $60,352  $38,379  $30,953
Ratio of Expenses to Average Net
 Assets...........................     0.99%    1.01%    1.01%    1.10%    1.22%
Ratio of Net Investment Income to
 Average Net Assets...............     1.72%    1.93%    2.04%    1.74%    1.51%
Portfolio Turnover Rate...........       42%      40%      17%      23%      23%
Average Commission Rate #.........  $0.0593  $0.0692      N/A      N/A      N/A
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net
 Assets Including Expense Offsets.     0.99%    1.01%    0.99%     N/A      N/A
--------------------------------------------------------------------------------

# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           YEARS ENDED OCTOBER 31,
                                          --------------------------------------
                                    1997     1996     1995     1994      1993
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................  $ 10.30  $ 10.42  $  9.60  $ 10.75   $ 10.09
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...........     0.59     0.56     0.56     0.47      0.44
 Net Realized and Unrealized Gain
  (Loss).........................     0.24    (0.12)    0.82    (1.05)     0.68
--------------------------------------------------------------------------------
  Total From Investment
   Operations....................     0.83     0.44     1.38    (0.58)     1.12
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...........    (0.59)   (0.56)   (0.56)   (0.47)    (0.46)
 Net Realized Gain...............      --       --       --     (0.10)      --
--------------------------------------------------------------------------------
  Total Distributions............    (0.59)   (0.56)   (0.56)   (0.57)    (0.46)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...  $ 10.54  $ 10.30  $ 10.42  $  9.60   $ 10.75
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.....................     8.40%    4.40%   14.73%   (5.46)%   11.31%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands).....................  $67,987  $61,692  $46,677  $32,118   $28,987
Ratio of Expenses to Average Net
 Assets..........................     0.72%    0.77%    0.76%    1.02%     1.15%
Ratio of Net Investment Income to
 Average Net Assets..............     5.79%    5.50%    5.56%    4.73%     4.39%
Portfolio Turnover Rate..........       36%      59%      25%      27%       83%
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets.........................     0.72%    0.77%    0.75%     N/A       N/A
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 DECEMBER 18,***
                                YEARS ENDED OCTOBER 31,              1992 TO
                           ------------------------------------    OCTOBER 31,
                             1997      1996     1995     1994         1993
--------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $  14.22  $  13.22  $ 13.85  $ 12.54      $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income...      0.07      0.10     0.13     0.07         0.05
 Net Realized and
  Unrealized Gain (Loss).      1.05      1.04    (0.31)    1.29         2.49
--------------------------------------------------------------------------------
  Total From Investment
   Operations............      1.12      1.14    (0.18)    1.36         2.54
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...     (0.11)    (0.14)   (0.09)   (0.05)         --
 Net Realized Gain.......     (0.09)      --     (0.36)     --           --
--------------------------------------------------------------------------------
  Total Distributions....     (0.20)    (0.14)   (0.45)   (0.05)         --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD..................  $  15.14  $  14.22  $ 13.22  $ 13.85      $ 12.54
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.............      7.94%     8.71%    1.11%   10.87%       25.40%+**
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIO AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (Thousands).............  $115,500  $103,339  $77,553  $49,362      $28,030
Ratio of Expenses to
 Average Net Assets......      1.30%     1.35%    1.32%    1.38%        1.37%
Ratio of Net Investment
 Income to Average Net
 Assets..................      0.47%     0.84%    1.29%    0.70%        1.02%
Portfolio Turnover Rate..        45%       25%      23%      30%          11%
Average Commission Rate
 #.......................  $ 0.0008  $ 0.0015      N/A      N/A          N/A
--------------------------------------------------------------------------------
Voluntarily Waived Fees
 and Expenses Assumed by
 the Adviser Per Share...       N/A       N/A      N/A      N/A      $  0.02
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets.................      1.30%     1.34%    1.30%     N/A          N/A
--------------------------------------------------------------------------------

*   Annualized
**  Not Annualized
*** Commencement of Operations
+ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
# For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                                TS&W PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (the "Portfolio"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the TS&W Portfolios is as follows:

  TS&W EQUITY PORTFOLIO seeks to provide above average long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies.

  TS&W FIXED INCOME PORTFOLIO seeks to provide above average long-term total return with reasonable risk to principal, by investing primarily in investment grade fixed income securities of varying maturities.

  TS&W INTERNATIONAL EQUITY PORTFOLIO seeks to provide above average long-term total return with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-United States issuers on a world-wide basis.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  The TS&W International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The TS&W International Equity Portfolio accrues such taxes when the related income or gains are earned.

                                TS&W PORTFOLIOS

  At October 31, 1997, the TS&W Fixed Income Portfolio had available a capital loss carryover for Federal income tax purposes of $95,946 which will expire on October 31, 2003.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the TS&W International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The TS&W International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the TS&W International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The TS&W International Equity Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the TS&W International Equity Portfolio as unrealized gain or loss. The TS&W International Equity Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                                TS&W PORTFOLIOS

  6. DISTRIBUTIONS TO SHAREHOLDERS: The TS&W Equity Portfolio will normally distribute substantially all of its net investment income quarterly. The TS&W Fixed Income Portfolio will normally distribute substantially all of its net investment income monthly. The TS&W International Equity Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, and for the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications as follows:

                                                             ACCUMULATED
                                              UNDISTRIBUTED      NET
                                              NET INVESTMENT  REALIZED   PAID IN
   TS&W PORTFOLIOS                            INCOME (LOSS)  GAIN (LOSS) CAPITAL
   ---------------                            -------------- ----------- -------
   Equity....................................    $(43,450)     $ 3,488   $39,962
   Fixed Income..............................     (12,080)      12,080       --
   International Equity......................      36,068      (36,068)      --

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the TS&W International Equity Portfolio is informed of the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets, if any, for custodian balance credits.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Thompson, Siegal & Walmsley, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to each Portfolio at a monthly fee calculated at an annual rate of average daily net assets for the month, as follows:

   TS&W PORTFOLIOS                                                         RATE
   ---------------                                                         -----
   Equity................................................................. 0.75%
   Fixed Income........................................................... 0.45%
   International Equity................................................... 1.00%

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to

                                TS&W PORTFOLIOS
the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.06%, 0.04% and 0.06% of average daily net assets for the TS&W Equity, TS&W Fixed Income and TS&W International Equity Portfolios, respectively. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC for its services as sub-Administrator:

                                                     ADMINISTRATION PORTION PAID
   TS&W PORTFOLIOS                                        FEES        TO CGFSC
   ---------------                                   -------------- ------------
   Equity...........................................    $146,500      $ 91,762
   Fixed Income.....................................     105,390        79,951
   International Equity.............................     190,553       120,691

D. CUSTODIAN: The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement. As part of the custodian agreement, the custodian bank has a lien on the securities of the Portfolios to cover any advances made by the custodian to the Portfolios. At October 31, 1997, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased for the TS&W International Equity Portfolio.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

                                TS&W PORTFOLIOS

H. PURCHASES AND SALES: For the year ended October 31, 1997, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

   TS&W PORTFOLIOS                                        PURCHASES     SALES
   ---------------                                       ----------- -----------
   Equity............................................... $34,493,465 $46,795,006
   Fixed Income.........................................  12,765,108   6,700,000
   International Equity.................................  50,903,737  49,806,232

Purchases and sales of long-term U.S. Government securities were $15,103,662 and $15,130,889, respectively, for the TS&W Fixed Income Portfolio. There were no purchases or sales of long-term U.S. Government securities for the TS&W Equity Portfolio and the TS&W International Equity Portfolio. Purchases include in-kind transactions of securities with a value of $73,438, for the TS&W Equity Portfolio.

I. LINE OF CREDIT: The Portfolios, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolios had no borrowings under the agreement.

J. OTHER: At October 31, 1997, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
   TS&W PORTFOLIOS                                        SHAREHOLDERS OWNERSHIP
   ---------------                                        ------------ ---------
   Equity................................................       2        23.0%
   Fixed Income..........................................       1        12.2

At October 31, 1997, the net assets of TS&W International Equity Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
TS&W Equity Portfolio
TS&W Fixed Income Portfolio
TS&W International Equity Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TS&W Equity Portfolio, TS&W Fixed Income Portfolio, and TS&W International Equity Portfolio (the "Portfolios"), Portfolios of the UAM Funds, Inc., at October 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management: our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
December 11, 1997

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED)

At October 31, 1997, the TS&W Equity and the TS&W International Equity Portfolios hereby designate $5,152,275 and $639,370, respectively as long-term capital gain dividend for the purpose of the dividend paid deduction on their Federal income tax returns.

For the year ended October 31, 1997, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the TS&W Equity Portfolio was 53.6%. Foreign taxes during the fiscal year ended October 31, 1997 amounted to $205,421 for the TS&W International Equity Portfolio and are expected to be passed through to the shareholders as foreign tax credits on Form 1099--Dividend for the year ending December 31, 1997 which shareholders of the Portfolios will receive in late January 1998. In addition, for the year ended October 31, 1997, gross income derived from sources within foreign countries amounted to $1,984,667 for the TS&W International Equity Portfolio. For the year ended October 31, 1997, the percentage of income earned from direct Treasury obligations for TS&W Fixed Income Portfolio was 63.4%.

                            ----------------------


                                   UAM Funds


                                    Sirach
                                  Short-Term
                                   Reserves
                                   Portfolio

                            -----------------------



                                 Annual Report

                               October 31, 1997

December, 1997



Dear Shareholders:

The Sirach Short-Term Reserves Portfolio was first established in December of 1993. At that time there was a need for an investment vehicle which attempted to provide competitive rates of return consistent with the maintenance of principal and liquidity. The Short-Term Reserves Portfolio filled this need by investing primarily in investment grade fixed income securities. Due to the insufficient number of shareholders investing in the fund, the costs of maintaining and managing the Portfolio became far greater than the revenues it generated.

Since its inception, Sirach Capital Management has voluntarily capped the total expenses of this Portfolio so that they would not exceed 0.50% on an annual basis. In order to keep total fund expenses below this cap, Sirach waived a portion of its advisory fees and paid portfolio expenses out of pocket when necessary. As previously communicated to you, effective June 30, 1997, Sirach no longer subsidized the Portfolio in this manner. Once this cap was lifted, the total expenses soon overtook the investment returns and the Portfolio finished the fiscal year with a return of (4.57)%. The Portfolio was liquidated by November 25, 1997.

Sincerely,



Sirach Capital Management, Inc.

Performance Comparison
================================================================================

     COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN SIRACH SHORT-TERM RESERVES PORTFOLIO AND THE 3-MONTH U.S. TREASURY BILL INDEX

                           [LINE GRAPH APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 1997


1 YEAR           SINCE 12/1/93*
(4.57)%               2.37%



                              Sirach Short-Term               3-Month U.S.
Date                          Reserves Portfolio***        Treasury Bill Index
12/1/93*                            10,000                      10,000
10/31/94                            10,324                      10,363
10/31/95                            10,926                      10,951
10/31/96                            11,490                      11,511
10/31/97                            10,965                      12,104


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.
* Commencement of Operations

** Total return for the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.

*** The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.


                       Definition of the Comparative Index
                       -----------------------------------

The 3-month U.S. Treasury Bill Index is a return equivalent of yield averages of the last three 3-month Treasury Bill issues.

Please note that one cannot invest in an unmanaged index.

SIRACH SHORT-TERM RESERVES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

--------------------------------------------------------------------------------
Assets
           Investments at Cost and Value ...........................$      -
================================================================================
           Cash ....................................................     122,390
--------------------------------------------------------------------------------

                   Total Assets ....................................     122,390
--------------------------------------------------------------------------------
Liabilities
           Payable for Portfolio Shares Redeemed ...................      18,353
           Payable for Investment Advisory Fees - Note B ...........         226
           Payable for Administrative Fees - Note C ................       6,192
           Payable for Custodian Fees-Note D .......................         455
           Payable for Directors' Fees - Note F ....................          47
           Other Liabilities .......................................      10,022
--------------------------------------------------------------------------------

                   Total Liabilities ...............................      35,295
--------------------------------------------------------------------------------

Net Assets ......................................................... $    87,095
================================================================================

Net Assets Consist of:
           Paid in Capital ......................................... $    87,095
--------------------------------------------------------------------------------

Net Assets ......................................................... $    87,095
================================================================================

Institutional Class Shares
           Shares Issued and Outstanding ($0.001 par value)+ .......       9,913
           Net Asset Value, Offering, and Redemption Price Per Share $      8.79
================================================================================
           +Authorized Institutional Class Shares ..................  25,000,000

   The accompanying notes are an integral part of the financial statements.

SIRACH SHORT-TERM RESERVES PORTFOLIO
STATEMENT OF OPERATIONS
Year Ended October 31, 1997

-------------------------------------------------------------------------------------------------------------
Investment Income
     Interest ............................................................        $                   543,040
-------------------------------------------------------------------------------------------------------------
Expenses
     Investment Advisory Fees - Note B
        Basic Fees .......................................................        $  38,547
        Less: Fees Waived ................................................          (36,705)            1,842
                                                                                  ---------
     Administrative Fees - Note C.........................................                             79,323
     Registration and Filing Fees ........................................                              9,666
     Printing Fees .......................................................                              8,290
     Audit Fees ..........................................................                              7,000
     Account Service Fees - Note E .......................................                              2,774
     Directors' Fees - Note F ............................................                              1,584
     Legal Fees ..........................................................                                931
     Custodian Fees - Note D .............................................                                780
     Other Expenses ......................................................                              2,322
     Expenses Assumed by the Adviser - Note B ............................                            (33,120)
-------------------------------------------------------------------------------------------------------------
        Total Expenses ...................................................                             81,392
-------------------------------------------------------------------------------------------------------------
     Expense Offset - Note A .............................................                               (321)
-------------------------------------------------------------------------------------------------------------
        Net Expenses .....................................................                             81,071
-------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) .............................................                            461,969
-------------------------------------------------------------------------------------------------------------
Net Realized Gain on Investments .........................................                              3,674
Net Change in Unrealized Appreciation/
     Depreciation on Investments .........................................                             (7,688)
-------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments ...........................................                             (4,014)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
     Resulting from Operations ...........................................        $                   457,955
=============================================================================================================

        The accompanying notes are an integral part of the financial statements.

SIRACH SHORT-TERM RESERVES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS


                                                                                  Year Ended         Year Ended
                                                                                  October 31,        October 31,
                                                                                     1997               1996
-------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
     Net Investment Income ............................................        $    461,969         $    827,593
     Net Realized Gain ................................................               3,674               -
     Net Change in Unrealized Appreciation/Depreciation ...............              (7,688)                (619)
-------------------------------------------------------------------------------------------------------------------
         Net Increase in Net Assets Resulting
            from Operations ...........................................             457,955              826,974
-------------------------------------------------------------------------------------------------------------------
Distributions:
     Net Investment Income ............................................            (556,460)            (838,639)
     Return of Capital ................................................             (14,211)              -
-------------------------------------------------------------------------------------------------------------------
         Total Distributions ..........................................            (570,671)            (838,639)
-------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (1):
     Issued ...........................................................           8,588,531            6,000,675
            - In Lieu of Cash Distributions ...........................             476,338              834,416
     Redeemed .........................................................         (24,506,057)          (9,671,711)
-------------------------------------------------------------------------------------------------------------------
         Net Decrease from Capital Share Transactions .................         (15,441,188)          (2,836,620)
-------------------------------------------------------------------------------------------------------------------
     Total Decrease ...................................................         (15,553,904)          (2,848,285)
Net Assets:
     Beginning of Period ..............................................        $ 15,640,999         $ 18,489,284
-------------------------------------------------------------------------------------------------------------------
     End of Period (including undistributed net investment income of $0
     and $94,428, respectively) .......................................        $     87,095         $ 15,640,999
===================================================================================================================
(1) Shares Issued and Redeemed:
     Shares Issued ....................................................             836,174              600,040
     In Lieu of Cash Distributions ....................................              48,227               83,796
     Shares Redeemed ..................................................          (2,437,290)            (965,861)
-------------------------------------------------------------------------------------------------------------------
                                                                                 (1,552,889)            (282,025)
===================================================================================================================

   The accompanying notes are an integral part of the financial statements.

SIRACH SHORT-TERM RESERVES PORTFOLIO
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period


                                                                                                                      December 1,
                                                                          Years Ended October 31,                      1993+ to
                                                            --------------------------------------------------        October 31,
                                                                1997***             1996                1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period ...............            $10.01              $10.02              $10.03             $10.00
------------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
              Net Investment Income ................              0.48                0.51                0.59               0.34
              Net Realized and Unrealized Loss .....             (0.88)              (0.01)              (0.02)             (0.02)
------------------------------------------------------------------------------------------------------------------------------------
                Total From Investment Operations ...             (0.40)               0.50                0.57               0.32
------------------------------------------------------------------------------------------------------------------------------------
Distributions
              Net Investment Income ................             (0.80)              (0.51)              (0.58)             (0.29)
              Return of Capital ....................             (0.02)               -                   -                  -
------------------------------------------------------------------------------------------------------------------------------------
                Total Distributions ................             (0.82)              (0.51)              (0.58)             (0.29)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period .....................             $8.79              $10.01              $10.02             $10.03
====================================================================================================================================
Total Return++ .....................................             (4.57)%              5.12%               5.83%              3.24%**
====================================================================================================================================
Ratios and Supplemental Data
Net Assets, End of Period (Thousands) ..............               $87             $15,641             $18,489            $21,371
Ratio of Expenses to Average Net Assets ............              0.84%               0.50%               0.52%              0.50%*
Ratio of Net Investment Income to Average Net Assets              4.80%               4.96%               5.34%              3.53%*
Portfolio Turnover Rate ............................               289%                  0%                 38%                13%
------------------------------------------------------------------------------------------------------------------------------------
Voluntary Waived Fees and
          Expenses Assumed by the Adviser Per Share              $0.07               $0.07               $0.04              $0.04
Ratio of Expenses to Average Net
          Assets Including Expense Offsets .........              0.84%               0.50%               0.50%               N/A
------------------------------------------------------------------------------------------------------------------------------------

   * Annualized
  ** Not Annualized
 *** Per share amounts for year ended October 31, 1997 are based on average shares outstanding.
   + Commencement of Operations
  ++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

   The accompanying notes are an integral part of the financial statements.

                     SIRACH SHORT-TERM RESERVES PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Sirach Short-Term Reserves Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to seek to provide competitive rates of return consistent with the maintenance of principal and liquidity by investing primarily in investment grade fixed income securities with an average weighted maturity of three years or less.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. Security Valuation: Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     3. Distributions to Shareholders: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

     Current year permanent book-tax differences are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

     4. Other: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

B. Advisory Services: Under the terms of an investment advisory agreement, Sirach Capital Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio for a monthly fee calculated at an annual rate of 0.40% of average daily net assets for the month.

For the period from November 1, 1996 to June 30, 1997, the Adviser had voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.50% of average daily net assets. Such waiver and assumption expired on June 30, 1997.

C. Administration Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of the average net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned $79,323 from the Portfolio as Administrator and paid $75,469 to CGFSC.

D. Custodian: The Chase Manhattan Bank ("the Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement.

E. Account Services: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

F. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

G. Purchases and Sales: For the year ended October 31, 1997, the Portfolio made purchases of $1,960,175 and sales of $2,463,292 of investment securities other than long-term U.S. Government and short-term securities.

Purchases and sales of long-term U.S. Government securities were $0 and $1,502,656, respectively.


H. Line of Credit:   The Portfolio, along with certain other Portfolios of UAM
Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal

Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolio had no borrowings under the agreement.

I. Other: At October 31, 1997, 100.0% of total shares outstanding held by 2 record shareholders owning 10% or greater of the aggregate total shares outstanding.

J. Subsequent Event: The final remaining shareholders redeemed their shares on November 24, 1997. The Portfolio ceased operations on November 25, 1997.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Sirach Short-Term Reserve Portfolio

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Sirach Short-Term Reserve Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc. at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As mentioned in Note J, the Portfolio ceased operation on November 25, 1997.

PRICE WATERHOUSE LLP

Boston, Massachusetts
December 11, 1997

                            ----------------------


                                   UAM Funds


                              Sterling Partners'
                                  Short-Term
                                 Fixed Income
                                   Portfolio


                            ----------------------



                                 Annual Report

                               October 31, 1997

Dear Shareholders:

                  OVERVIEW OF ECONOMIC AND MARKET CONDITIONS

The fundamentals of the United States economy remain remarkably favorable. Overall growth continues to exceed historical trend levels, inflation is at a generation low, and interest rates are gradually declining. Extremely tight employment conditions have not generated the much anticipated labor cost imbalances which typically arise. Rising corporate tax receipts and controlled spending programs have driven the 1997 federal budget deficit below $25 billion. Nonetheless, our aging bull market is clearly not immune to international problems.

The month of October once again brought turmoil to Wall Street as global equity markets collectively plummeted on Asian currency and economic concerns. Though U.S. stocks recovered quickly from their 10% one-week drop, persistent volatility continues to leave investors more cautious and prudent. The fixed income market, building on its strong underlying fundamental and technical outlook, has emerged as a "safe haven" in lieu of the heightened uncertainty of stocks.

The detrimental effect on domestic GDP from the anticipated slowdown in world-wide demand has yet to be determined. However, the disinflationary implications from these developments should discourage further monetary policy action, and may ultimately drive the bond market to new highs. Recall that the Federal Reserve raised short-term interest rates 25 basis points in the spring to pre-emptively combat the threat of demand-driven inflation. Chairman Greenspan and his colleagues remained on heightened alert over the last six months, but took no further action. Despite the lack of additional intervention, Greenspan rebuked the notion that a "new paradigm" had emerged, stating before Congress that the laws of supply and demand had not been repealed, and that wage pressures were inevitable at our current pace. The Asian crisis introduces enough of a potential drag on domestic growth, as well as capital market instability, that further rate hikes would be inappropriate this year.

                             FIXED INCOME COMMENTARY

1997 has been a productive year for fixed income investors despite a rise in the Fed Funds target rate from 5.25% to 5.50% in late-March. With stable monetary policy and collapsing inflation expectations, the yield curve has flattened significantly with short Treasuries (2-year) falling 20 basis points and longer maturity yields (30-year) dropping 50 basis points.

The primary reasons for surging bond prices are benign inflation conditions, a strong U.S. dollar, and comparatively attractive real rates of return within unstable capital markets. The excessive demand patterns which prevailed in the first quarter led to sharp increases in capacity utilization and production levels over the course of the year. As consumer demand returned to a more sustainable pace, unprecedented inflation measure declines combined with rising worker productivity to generate a nearly ideal environment for price stability. The improving federal deficit has made a tangible impact on the supply of bonds available to investors, and foreign holdings of U.S. Treasuries have jumped from 25% to almost 40% in just 2 Years.




The Federal Reserve's "experiment" of allowing annual growth rates to exceed 2.5% for six quarters without repeated intervention is clearly working, but the labor market is leaving little room for error. The focus of attention has shifted from persistent consumer demand to a diminishing pool of potential workers. The unemployment rate has spent the last 6 months below 5%, and the worker insecurity issues which Greenspan so often credited with restraining inflation are disappearing. Wages are a primary component of corporate expenses, and as such warrant close attention. This year the Employment Cost Index reveals a modest but non-threatening trend upward in labor costs.

In light of the recent upheaval in global capital markets, we believe the Federal Reserve would not consider exacerbating the situation by further raising interest rates in the U.S. The fallout from these circumstances has generated some relative value opportunities amongst various sectors, primarily corporate bonds. With a constructive long-term outlook and a belief that yields will continue to slowly drift lower, we view this market uncertainty as a chance to add value by enhancing the credit quality of our portfolios.

              STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
                               PERFORMANCE REVIEW

As communicated previously to you by way of the Prospectus Supplement and a letter from the Adviser, both dated April 24, 1997, Sterling elected to remove the voluntary expense cap on the Short-Term Fixed Income Portfolio effective June 16, 1997. In anticipation of voluntary redemptions from shareholders due to the higher fund expense ratio, we began shortening the average maturity of the Portfolio in May. By the end of June, the Portfolio was invested in government agency discount note paper maturing on a weekly basis. As anticipated, shareholders have voluntarily redeemed shares since that time to bring current assets held in the Portfolio down to $13,602.37. Our intention is to close this Portfolio once these remaining shares are voluntarily redeemed.

For the eleventh month period ended September 30th, the total return on the Portfolio was flat as a result of the increased expense ratio which took effect in June. The expense ratio increased further during the month of October due to the fee charged for the fiscal year-end audit, causing the total return for the twelve months ended October 31 to be -5.53%. (The returns on the Lehman Brothers 1-3 Year Government Bond Index and the Salomon Brothers 3-Month U.S. Treasury Bill Index for the same time period were 6.4% and 5.24%, respectively.

We have been in constant communication with Charles Schwab & Company regarding the changes in the Short-Term Fixed Income Portfolio. We trust that this communication has been passed on to you or your financial representative at Schwab. If you have not done so already, we strongly urge you to look for other investment alternatives in order to avoid further negative returns.


STERLING CAPITAL MANAGEMENT

November 12, 1997

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waiver total returns for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Performance Comparison
================================================================================

     COMPARISON OF THE CHANGE IN VALUE OF A $10,000 PURCHASE IN
THE STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO AND
THE SALOMON BROTHERS 3-MONTH U.S. TREASURY BILL INDEX

                           [LINE GRAPH APPEARS HERE]

AVERAGE ANNUAL TOTAL RETURN*
FOR PERIOD ENDED OCTOBER 31, 1997


1 YEAR     5 YEAR     SINCE 2/10/92#
(5.53)%     2.94%          3.22%



Date                     Sterling Partner's Short-Term                               Salomon Brothers 3-Month
                            Fixed Income Portfolio**                                 U.S. Treasury Bill Index**
02/10/92                             10,000                                                   10,000
10/31/92                             10,375                                                   10,300
10/31/93                             10,995                                                   10,579
10/31/94                             11,123                                                   10,986
10/31/95                             12,030                                                   11,617
10/31/96                             12,693                                                   12,234
10/31/97                             11,991                                                   12,875


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

#  Commencement of operations
* Total return for the Portfolio reflects fees waived and expenses assumed by the Adviser. Without such waiver of fees and expenses assumed, total return would be lower.
** The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.

                       Definition of the Comparative Index
                       -----------------------------------

The Salomon Brothers 3-Month U.S. Treasury Bill Index is a return equivalent of yield averages of the last three 3-Month Treasury Bill issues.

Please note that one cannot invest in an unmanaged index.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
October 31, 1997



                                                               Face
                                                              Amount                Value+
---------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT  (918.5%)
---------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation Discount Note (918.5%)
          5.46%, 11/04/97                                    $125,000             $ 124,943
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT (918.5%) (Cost $124,943) (a)                                       124,943
---------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES  (-818.5%)                                            (111,341)
---------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                 $  13,602
=============================================================================================

+    See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $124,943. At October 31, 1997, there was no unrealized appreciation or depreciation for securities based on tax cost.

   The accompanying notes are an integral part of the financial statements.

   STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
   STATEMENT OF ASSETS AND LIABILITIES
   October 31, 1997


   -----------------------------------------------------------------------------------
   Assets
       Investments, at Cost and Value............................     $       124,943
                                                                     -----------------
       Cash......................................................             108,765
       Other Assets..............................................                  16
   -----------------------------------------------------------------------------------
          Total Assets...........................................             233,724
   -----------------------------------------------------------------------------------
   Liabilities
       Payable for Portfolio Shares Redeemed.....................             205,090
       Payable to Investment Adviser -Note B.....................                 168
       Payable for Administrative Fees-Note C....................               5,917
       Payable for Custodian Fees-Note D.........................               1,601
       Other Liabilities.........................................               7,346
   -----------------------------------------------------------------------------------
          Total Liabilities......................................             220,122
   -----------------------------------------------------------------------------------
   Net Assets....................................................     $        13,602
   ===================================================================================
   Net Assets Consist Of:
       Paid in Capital...........................................     $       491,817
       Accumulated Net Realized Loss.............................            (478,215)
   -----------------------------------------------------------------------------------
   Net Assets....................................................     $        13,602
   ===================================================================================
   Institutional Class Shares
       Shares Issued and Outstanding ($0.001 par value)
          (Authorized 25,000,000)................................               1,503
       Net Asset Value, Offering and Redemption Price
                 Per Share.......................................     $          9.05
   ===================================================================================

   The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended October 31, 1997


------------------------------------------------------------------------------
Investment Income
   Interest......................................                    $793,723
------------------------------------------------------------------------------
Expenses
   Investment Advisory Fees -
     Note B
     Basic Fee...................................    $63,599
     Less: Fees Waived...........................    (63,389)             210
                                                 ------------
   Administrative Fees - Note C..................                      82,270
   Registration and Filing Fees..................                      13,042
   Printing Fees.................................                      11,039
   Audit Fees....................................                       7,371
   Custodian Fees - Note D.......................                       4,153
   Account Services Fees - Note F................                       1,620
   Directors' Fees - Note G......................                       1,576
   Other Expenses................................                       4,628
   Expenses Assumed by
     Adviser.....................................                     (18,236)
------------------------------------------------------------------------------
     Total Expenses..............................                     107,673
   Expense Offset-Note A.........................                      (1,020)
------------------------------------------------------------------------------
     Net Expenses................................                     106,653
------------------------------------------------------------------------------
Net Investment Income............................                     687,070
------------------------------------------------------------------------------
Net Realized Loss on
   Investments...................................                    (112,595)
Net Change in Unrealized
   Appreciation/Depreciation on
   Investments...................................                    (103,651)
------------------------------------------------------------------------------
Net Loss on Investments                   .......                    (216,246)
------------------------------------------------------------------------------
Net Increase in Net Assets
   Resulting from Operations              .......                    $470,824
==============================================================================

   The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Year Ended       Year Ended
                                                                                  October 31,      October 31,
                                                                                     1997             1996
------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
  Net Investment Income......................................................      $687,070         $1,370,069
  Net Realized Loss .........................................................      (112,595)            (8,572)
  Net Change in Unrealized Appreciation/Depreciation ........................      (103,651)           (86,140)
---------------------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations.....................       470,824          1,275,357
---------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income......................................................      (663,430)        (1,338,257)
  In Excess of Net Investment Income.........................................             -            (31,812)
  Return of Capital..........................................................       (52,244)                 -
---------------------------------------------------------------------------------------------------------------
    Total Distributions......................................................      (715,674)        (1,370,069)
---------------------------------------------------------------------------------------------------------------
Capital Share Transactions:  (1)
  Issued- ...................................................................     9,495,966          5,687,848
         - In Lieu of Cash Distributions.....................................       525,483          1,151,331
  Redeemed...................................................................   (32,480,165)        (8,749,458)
---------------------------------------------------------------------------------------------------------------
    Net Decrease from Capital Share Transactions.............................   (22,458,716)        (1,910,279)
---------------------------------------------------------------------------------------------------------------
  Total Decrease.............................................................   (22,703,566)        (2,004,991)
Net Assets:
  Beginning of Period........................................................   $22,717,168         24,722,159
---------------------------------------------------------------------------------------------------------------
  End of Period (including distributions in excess of $0 and
  $31,812, respectively).....................................................       $13,602        $22,717,168
===============================================================================================================
(1)  Shares Issued and Redeemed:
     Shares Issued...........................................................       961,049            572,484
     In Lieu of Cash Distributions...........................................        53,222            116,075
     Shares Redeemed.........................................................    (3,299,657)          (882,706)
---------------------------------------------------------------------------------------------------------------
                                                                                 (2,285,386)          (194,147)
===============================================================================================================

   The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period


                                                                                        Years Ended October 31,
                                                                -----------------------------------------------------------------


                                                                --------------------------------------------------------------------
                                                                  1997*          1996            1995            1994        1993
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period............................  $9.93          $9.96           $9.74          $10.12      $10.07
------------------------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
                 Net Investment Income .........................   0.53           0.56            0.54            0.49        0.53
                 Net Realized and Unrealized Gain (Loss)........  (1.06)         (0.03)           0.23           (0.38)       0.06
------------------------------------------------------------------------------------------------------------------------------------
                 Total From Investment Operations...............  (0.53)          0.53            0.77            0.11        0.59
------------------------------------------------------------------------------------------------------------------------------------
Distributions
                 Net Investment Income..........................  (0.33)         (0.55)          (0.55)          (0.48)      (0.53)+
                 In Excess of Net Investment Income.............   -             (0.01)           -    #          -           -
                 Net Realized Gain..............................   -              -               -               -          (0.01)
                 Return of Capital..............................  (0.02)          -               -              (0.01)       -
------------------------------------------------------------------------------------------------------------------------------------
                   Total Distributions..........................  (0.35)         (0.56)          (0.55)          (0.49)      (0.54)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period..................................  $9.05          $9.93           $9.96           $9.74      $10.12
====================================================================================================================================
Total Return++..................................................  (5.53)%         5.51%           8.16%           1.16%       5.98%
====================================================================================================================================
Ratios and Supplemental Data
Net Assets, End of Period (Thousands)...........................    $14        $22,717         $24,722         $24,382     $20,256
Ratio of Expenses to Average Net Assets.........................   0.85%          0.55%           0.55%           0.53%       0.50%
Ratio of Net Investment Income to Average Net Assets ...........   5.40%          5.66%           5.55%           5.00%       5.24%
Portfolio Turnover Rate.........................................     76%            48%             58%            100%         78%
------------------------------------------------------------------------------------------------------------------------------------
Voluntary Waived Fees and
  Expenses Assumed by the Adviser Per Share.....................  $0.06          $0.06           $0.04           $0.05       $0.05
Ratio of Expenses to Average Net
  Assets Including Expense Offsets..............................   0.84%          0.55%           0.55%            N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------

+ Because of the differences between book and tax basis accounting, approximately $0.025 of the Portfolio's distributions for the year ended October 31, 1993 were return of capital for Federal income tax purposes.
++ Total return would have been lower had certain fees not been waived and assumed by the Adviser during the periods.
#  Value is less than $0.01 per share.
* Per share amounts for year ended October 31, 1997 are based on average shares outstanding.

   The accompanying notes are an integral part of the financial statements.

              STERLING PARTNER'S SHORT-TERM FIXED INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS


UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Sterling Partners' Short-Term Fixed Income Portfolio is a portfolio of UAM Funds, Inc., which is a diversified, open-end management investment company. At October 31, 1997, the UAM Funds were comprised of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is as follows:

       The Sterling Partners' Short-Term Fixed Income Portfolio seeks to provide a high level of current income consistent with the maintenance of principal and liquidity by investing primarily in investment grade fixed income securities with an average weighted maturity between 1 and 3 years.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

        1. Security Valuation: Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.


        2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

        At October 31, 1997, the Portfolio had available a capital loss carryover for Federal income tax purposes, which will expire on the dates indicated:


                          Expiration date October 31,
                          ---------------------------
                     2002       2003       2004       Total
                     ----       ----       ----       -----
                   $222,668   $144,752   $110,795   $478,215



        3. Distributions to Shareholders: The Portfolio will normally distribute substantially all of its net investment income to shareholders monthly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

        The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

        Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications of $8,172 to increase undistributed net investment income with an decrease to accumulated net realized loss of $4,430 and a decrease to paid in capital of $12,602.

        Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

        4. Other: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets, if any, for custodian balance credits.

B. Advisory Services: Under the terms of an investment advisory agreement, Sterling Capital Management Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.50% of average daily net assets. For the period of November 1,1996 to June 16, 1997, the Adviser had voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.55% of average daily net assets. Such waiver and assumption expired on June 16, 1997.

C. Administration Services: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee at an annual rate of 0.04% of average daily net assets for the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the year ended October 31, 1997, UAM Fund Services, Inc. earned $82,270 from the Portfolio as Administrator and paid $77,183 to CGFSC for its services as sub-Administrator.

D. Custodian: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. Distribution Services: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. Account Services: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

H. Purchases and Sales: For the year ended October 31, 1997, the Portfolio made purchases of $4,037,890 and sales of $9,864,672 of investment securities other than long-term U.S. Government and agency securities and short-term securities.

Purchases and sales of long-term U.S. Government and Agency securities were $4,528,275 and $19,764,667, respectively.

I. Line of Credit:   The Portfolio, along with certain other Portfolios of UAM
Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1997, the Portfolio had no borrowings under the agreement.

J. Other: At October 31, 1997, 100.0% of total shares outstanding were held by 1 record shareholder owning more than 10% of the aggregate total shares outstanding.

K. Subsequent Event: The final remaining shareholder redeemed their shares on December 3, 1997. The Portfolio ceased operations on December 4, 1997.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
UAM Funds, Inc. and Shareholders of
Sterling Partners' Short-Term Fixed Income Portfolio

In our opinion, the accompanying statement of assets and liabilities including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Sterling Partners' Short-Term Fixed Income Portfolio (the "Portfolio"), a Portfolio of the UAM Funds, Inc. at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

As mentioned in Note K, the Portfolio ceased operations on December 4, 1997.

PRICE WATERHOUSE LLP

Boston, Massachusetts
December 11, 1997